UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Municipal Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

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Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages is current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bonds – Obligations, also known as “put bonds” or “puttable securities,” that grant the bondholder the right to require the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option, or tender option, right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis.

Lease-Backed Bonds – Bonds issued by a municipality or state that are secured by the payments made on leased assets.

This page is not part of the Annual Report.    3

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	9.67%	4.74%	3.64%	4.18%	5.65%
With sales charge	8.04%	4.20%	3.33%	4.02%	5.58%

30-DAY YIELDS, A SHARES

As of September 30, 2009

Annualized Distribution Rate	SEC Yield
3.16%	2.15%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	AA-

Number of Bonds	683

Duration	3.6 Yrs

Average Maturity	4.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

4    This page is not part of the Annual Report.

THORNBURG LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2009

We are often asked to compare Thornburg Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Municipal Fund took more risk than money market investors to earn their higher returns, including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Municipal

Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax (interest dividends may be subject to AMT). Income sourced from state of residency is generally exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Awards & Rankings

Ranked #1 by Morningstar & Lipper for Total Return

Total Return Ranks as of 9/30/09

Fund Rank in Morningstar

Muni National Short Category

Class	1-Yr	3-Yr	5-Yr	10-Yr
I	2	1	1	1
A	3	7	7	4
# Funds	133	119	117	64

Fund Rank in Lipper

Short-Intermediate Municipal Debt Category

Class	1-Yr	3-Yr	5-Yr	10-Yr
I	1	1	1	2
A	2	3	4	4
# Funds	42	38	38	25

Past performance does not guarantee future results. Class A share total returns are before sales charge. I shares do not have a sales charge.

© 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

6    This page is not part of the Annual Report.

Thornburg Limited Term Municipal Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    7

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 20, 2009

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 78 cents per share to $14.00 during the twelve months ended September 30, 2009. If you were with us for the entire period, you received dividends of 47.3 cents per share, if you reinvested your dividends, you received 48.0 cents per share. Dividends per share were lower for Class C and higher for Class I to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	In last year’s annual report letter, we wrote about the massive deleveraging of the municipal market, evidenced by the unwinding of billions of tender option bond programs and investors’ mass exodus out of high-risk investment strategies employing leverage and other speculative high-yield strategies. The forced liquidation of assets placed inordinate supply into a market already reeling from the effects of the mortgage and banking crisis. Compounding matters was the downgrade of nearly all AAA-rated municipal bond insurers that provided credit enhancement to nearly half of all bonds outstanding, including the two largest insurers AMBAC and MBIA. Investor scrutiny over the ratings agencies led many investors to question whether they should be participating in the municipal market at all; and who could blame them given the deluge of negative headline press directed at the municipal market? These events caused 2008 to be one of the worst performing years on record for municipal bonds, and we were quite pleased to see positive returns in your Fund for 2008 given that many bond funds experienced double-digit negative returns.

Christopher Ihlefeld Co-Portfolio Manager	Today’s municipal market reflects an impressive rebound from where we were this time last year. Municipal sectors that were hit the hardest in 2008 – health care, lease-backed bonds, and industrial development revenue bonds – have been among the best performing sectors in 2009. This has helped your Fund’s performance as we have market over-weights in each of these sectors. Revenue bonds in general have outperformed all other broad sectors of the market. State general obligation and government-backed pre-refunded bonds, sectors in which we are under-weighted and that led the pack in 2008, have lagged revenue bonds by a substantial margin in 2009. Your Fund’s comparatively higher exposure to strong middle-tier investment grade credits (single-A rated bonds) has also helped performance this year, as credit spreads have contracted from their recent peak in 2008, and investors have been compensated for in-depth credit research.

For years, credit research was overshadowed in our industry by the simplicity and dominance of bond insurance. A prevalent though misguided understanding that the use of municipal insurance could effectively eliminate credit risk led to the diminished value of financial analysis in

8    Certified Annual Report

favor of financial engineering. Talent was directed to craft complex hedging strategies to generate attractive returns. As bond insurance lost most of its relevance following a string of downgrades, the market understandably has a renewed interest in credit research. While credit research represents a lost art to some in our industry, we have emphasized credit research from the Fund’s inception and will continue our time honored tradition of bottom-up credit research well into the future.

Market liquidity has greatly improved with the passage of the American Reinvestment and Recovery Act, which pledged $144 billion in state and local government fiscal relief. The passage of this act in February 2009 spurred investors back into the municipal bond market as bond investors gained confidence in the federal government’s support of state and local governments. Stabilization among major investment banks has aided the municipal market as well as bank balance sheets have improved, municipal under-writings have gotten back to healthy levels, and retail demand for bonds has picked up substantially. We’ve even seen reasonable appetite for lower-rated, higher-yielding municipal credits as high-yield funds have garnered capital. The municipal market otherwise appears quite orderly with a steady supply of new issuance, strong demand coming from retail investors, and an active secondary market.

Yields of late have trended lower along the yield curve, attributable in large part to a compelling surge in demand for municipal bonds. The months leading up to the current fiscal year end saw a significant migration of investor assets out of oppressively low yielding money market funds into short and intermediate bond funds. For example, municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Municipal bond funds have grown by $52 billion during this period, nearly four times the annual average over the last twenty years. If this disintermediation trend continues, we would expect it to have a positive effect on bond prices in the months ahead.

We continue to maintain a watchful eye on state and local economies. State tax collections have been weak through the middle of 2009 with 48 states reporting budgets gaps totaling $178 billion. The Nelson A. Rockefeller Institute of Government reported that state tax collections are down 16.6% year-over-year through the second quarter of 2009. The biggest drag on state revenues by far has been a significant decline in personal income tax, down nearly 28%. Local government tax revenues look better with tax revenues down only 2.8%, due in large part to local governments’ reliance on stable property tax revenue. We expect income tax revenues to remain weak until the economy starts creating a significant number of new jobs. The worst is yet to come for property tax revenues that typically adjust to real estate values after a significant lag. We are closely watching these trends in recently exuberant real estate markets such as Florida, Nevada, Arizona, and California.

The Class A shares of your Fund produced a total return of 9.67% over the twelve-month period ended September 30, 2009 at NAV, compared to an 11.01% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last year, the yield curve has moved lower in a somewhat parallel fashion. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds whose maturities are shorter than five years. Since those bonds generally underperformed, the Fund experienced some underperformance relative to the Index.

Certified Annual Report    9

Letter to Shareholders,

Continued

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 680 municipal obligations from 48 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. 2009 has proven to be another strong year for our municipal bond funds. We are pleased to report that as of September 30, 2009, the Limited Term Municipal Fund, Class I shares, was the top performer in its peer group over several time periods as ranked by both Lipper and Morningstar. It is a rare achievement to receive top honors for each of these time periods by two of the leading mutual fund evaluation services. We believe this reflects our team’s competent approach to managing risk, its disciplined laddering process to bond investing, and its passionate pursuit of quality execution.

Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2009

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refund- ed or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.78%

Alabama Public Schools & College Authority, 5.75% due 8/1/2011	Aa2/AA	$75,000	$76,421
Lake Martin Area IDA, 5.00% due 11/1/2011	NR/BBB+	3,000,000	3,064,800
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	2,330,000	2,475,532
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A2/A	6,000,000	6,527,520
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A1/A+	2,500,000	2,715,550
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A1/A+	1,500,000	1,602,270

ALASKA — 0.44%

Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aa3/AAA	955,000	1,033,138
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re; State Aid Withholding)	A1/A+	1,175,000	1,316,106
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,195,840
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	A2/AA-	3,250,000	3,712,637

ARIZONA — 3.49%

Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,072,780
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,424,521
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,539,634
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	A2/AA	2,200,000	2,381,984
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2016 (Catholic Healthcare West)	A2/A	2,355,000	2,368,376
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Healthcare West)	A2/A	7,500,000	8,022,150
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Services Co.)	Baa2/BBB-	10,000,000	10,387,100
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	NR/AAA	3,135,000	3,588,227
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	NR/BBB+	12,000,000	12,884,280
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	Baa2/BBB-	1,200,000	1,240,920
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	Baa2/BBB-	2,600,000	2,710,786
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	Baa2/BBB-	5,600,000	5,834,640
Phoenix Civic Improvement Wastewater Systems, 6.00% due 7/1/2011 (Insured: FGIC)	Aa3/AA+	4,105,000	4,320,430
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	745,000	743,927
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	Aa3/AA	2,500,000	2,804,275
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	Aa3/AA	3,000,000	3,370,200
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	Aa3/AA	2,100,000	2,362,584
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	Aa3/AA	2,000,000	2,254,780
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aa3/AAA	135,000	135,747
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	Aa1/AA	1,205,000	1,214,941
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/BBB	1,000,000	1,002,640

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: XCLA)	A3/A+	$2,000,000	$2,188,360

ARKANSAS — 0.10%

Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,022,720
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,125,256

CALIFORNIA — 8.28%

Calexico USD COP, 5.75% due 9/1/2013	NR/BBB+	2,185,000	2,268,773
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,642,925
California HFA, 5.00% due 7/1/2028 (Catholic Healthcare)	A2/A	2,000,000	2,169,400
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	Baa2/A	1,000,000	1,003,290
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	Aa3/A+	2,600,000	2,869,100
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	Aa3/A+	2,550,000	2,860,131
California State Department of Water Resources Power Supply, 0.45% due 5/1/2022 put 10/1/2009 (Insured: FSA) (daily demand notes)	VMIG1/A-1	14,700,000	14,700,000
California State GO, 5.15% due 12/1/2014 (Veterans Bonds)	Baa1/AA-	1,000,000	1,004,500
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,419,760
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,420,090
California Statewide Communities Development Authority, 5.00% due 5/15/2017 (Irvine LLC- UCI East Campus)	Baa2/NR	2,200,000	2,338,798
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Permanente)	NR/A+	12,000,000	13,220,040
[a] Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A1/A+	600,000	673,602
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A1/A+	1,300,000	1,464,463
Corona Norco USD GO Bond Anticipation Note, 3.50% due 2/1/2010	NR/SP-1+	7,470,000	7,515,418
Desert Sands USD COP, 5.25% due 3/1/2016	A2/A+	1,500,000	1,617,855
Escondido USD GO, 5.60% due 11/1/2009 (Insured: Natl-Re) (ETM)	NR/A	1,250,000	1,255,537
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	Aaa/AAA	2,000,000	2,276,080
Inland Valley Development Agency, 5.25% due 4/1/2013	NR/A	2,000,000	2,093,280
Inland Valley Development Agency, 5.50% due 4/1/2014	NR/A	2,000,000	2,107,340
Irvine Ranch Water District, 0.28% due 4/1/2033 put 10/1/2009 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1	900,000	900,000
Irvine Ranch Water District GO, 0.30% due 7/1/2035 put 10/1/2009 (LOC: Landesbank Baden) (daily demand notes)	VMIG1/A-2	2,500,000	2,500,000
Irvine Ranch Water District GO, 0.27% due 10/1/2041 put 10/1/2009 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1	5,900,000	5,900,000
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2018	A1/AA-	2,000,000	2,195,880
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aa3/AAA	4,000,000	4,533,280
Modesto Health Facilities, 6.00% due 6/1/2018 (Memorial Hospitals Association; Insured: Natl-Re)	Aa3/A+	1,300,000	1,302,587
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	Aa3/AA	3,000,000	3,256,200
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A1/A+	1,245,000	1,374,331
Pittsburg Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	Baa1/A+	1,255,000	1,336,939
Riverside County Transportation Commission, 5.00% due 6/1/2029 pre-refunded 12/1/2009	Aa2/AA+	20,000,000	20,150,200
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A1/A+	750,000	845,295
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl- Re)	Baa1/A	4,870,000	5,202,962
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	Baa1/A	5,000,000	5,286,950

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Diego County Regional Transportation, 0.40% due 4/1/2038 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	$15,000,000	$15,000,000
San Joaquin County Transportation Authority, 5.00% due 4/1/2011	NR/AA	3,000,000	3,148,350
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aa3/AAA	7,600,000	4,987,044
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	NR/A+	3,900,000	4,121,169
Santa Margarita-Dana Point Authority, 5.125% due 8/1/2018 (Insured: AMBAC)	Baa3/NR	14,000,000	14,002,520
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A1/A+	2,000,000	2,210,300
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A1/A+	2,000,000	2,203,680
Ventura County COP, 5.00% due 8/15/2016	A1/AA	1,520,000	1,682,458
Ventura County COP, 5.25% due 8/15/2017	A1/AA	1,635,000	1,827,766

COLORADO — 2.33%

Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, Natl-Re)	NR/A	1,530,000	1,653,517
[a] Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, Natl-Re)	NR/A	1,565,000	1,698,620
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	NR/A+	2,100,000	2,054,157
Central Platte Valley Metropolitan District GO, 5.00% due 12/1/2031 put 12/1/2009 (LOC: BNP Paribas)	NR/AAA	12,400,000	12,485,808
Colorado Educational & Cultural Facilities, 6.00% due 6/1/2011	A3/A	710,000	726,216
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; insured: FSA)	NR/AAA	1,185,000	1,300,727
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; insured: FSA)	NR/AAA	2,225,000	2,439,868
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	Aa2/AA	1,000,000	1,126,990
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A1/A+	1,515,000	1,707,405
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A1/A+	1,000,000	1,125,190
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: Syncora)	Baa3/BBB-	3,450,000	3,553,500
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	Baa1/A	1,910,000	1,526,377
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	NR/AAA	1,000,000	1,129,690
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	NR/AAA	1,035,000	1,168,877
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: Assured Guaranty)	NR/AAA	1,525,000	1,720,658
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: Assured Guaranty)	NR/AAA	1,200,000	1,400,940
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: Assured Guaranty)	NR/AAA	1,000,000	1,174,990
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	4,210,000	4,211,052
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	5,885,880
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	NR/AAA	1,000,000	1,175,560

CONNECTICUT — 0.10%

Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012	Baa2/NR	1,000,000	1,055,430
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health)	Aa1/AA	1,000,000	1,026,570

DELAWARE — 0.16%

Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB	2,045,000	2,105,798
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,304,210

DISTRICT OF COLUMBIA — 1.75%

District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A2/A	3,000,000	3,305,040
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	NR/A	5,950,000	6,345,318
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A2/A	2,875,000	3,218,218
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A2/A	4,125,000	4,650,360

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A2/A	$5,000,000	$5,429,350
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A1/A+	5,000,000	6,018,750
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aa3/AAA	1,990,000	1,931,812
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aa3/AAA	1,480,000	1,396,528
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: Assured Guaranty)	Aa2/AAA	2,000,000	1,677,160
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: Assured Guaranty)	Aa2/AAA	4,000,000	3,019,120

FLORIDA — 9.96%

Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A1/A+	4,000,000	4,479,920
Broward County Port Facilities, 5.00% due 9/1/2013	A2/A-	2,000,000	2,190,000
Broward County Port Facilities, 5.50% due 9/1/2018	A2/A-	3,500,000	3,950,135
Broward County Port Facilities, 5.50% due 9/1/2019	A2/A-	2,800,000	3,145,912
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,036,500
Broward County School Board COP, 5.00% due 7/1/2010 (Insured: AMBAC)	A1/NR	2,000,000	2,006,340
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aa3/AAA	7,630,000	8,612,286
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A1/A+	1,000,000	1,119,030
[a] Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	Baa1/A	1,820,000	1,888,705
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	Baa1/A	3,260,000	3,322,853
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	3,190,000	3,316,707
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: Natl-Re)	Baa1/A	825,000	833,885
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	2,350,000	2,362,737
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	Aaa/NR	2,540,000	2,575,255
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aa3/AAA	1,605,000	1,783,797
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aa3/AAA	1,500,000	1,675,290
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	Aa3/AA-	11,000,000	11,951,940
Florida State Board of Education Lottery Revenue, 5.00% due 7/1/2016 (Insured: Natl-Re/ FGIC)	A2/AAA	5,000,000	5,007,950
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aa2/AA+	2,000,000	2,191,960
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	NR/AA+	770,000	834,072
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	NR/AA+	905,000	1,005,156
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	NR/AA+	925,000	1,028,887
Florida State Department of Transportation GO, 5.00% due 7/1/2018	Aa1/AAA	3,000,000	3,482,280
Florida State Division of Bond Finance (Preservation 2000), 5.375% due 7/1/2011 (Insured: Natl-Re/FGIC)	A1/AA-	2,515,000	2,547,796
Gainesville Utilities Systems Revenue, 0.45% due 10/1/2026 put 10/1/2009 (SPA: Suntrust Bank) (daily demand notes)	VMIG1/A-1	4,500,000	4,500,000
Gainesville Utilities Systems Revenue, 0.45% due 10/1/2026 put 10/1/2009 (SPA: Suntrust Bank) (daily demand notes)	VMIG1/A-2	7,500,000	7,500,000
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A3/A+	5,000,000	5,335,900
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa1/BBB	6,410,000	6,789,985
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Baa1/BBB	3,250,000	3,379,935
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	Baa1/NR	2,000,000	2,036,720
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	Baa1/NR	2,000,000	2,020,160
JEA, 5.25% due 10/1/2012 (St. John’s River Park Systems)	Aa2/AA-	5,000,000	5,364,450
JEA, 5.00% due 10/1/2014 (Electric Systems)	Aa3/A+	7,165,000	7,895,113
JEA Water & Sewer Systems Revenue, 5.00% due 10/1/2018	Aa3/AA-	1,500,000	1,707,615
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A3/NR	1,000,000	1,020,770

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC; GO of University)	A2/A-	$3,000,000	$3,313,470
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	Aa3/AA-	4,540,000	5,193,170
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: Assured Guaranty)	Aa2/AAA	3,845,000	3,056,852
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: Assured Guaranty)	Aa2/AAA	3,535,000	2,660,830
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: Assured Guaranty)	Aa2/AAA	2,435,000	1,722,592
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: Assured Guaranty)	Aa2/AAA	5,385,000	3,568,532
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: Assured Guaranty)	Aa2/AAA	2,170,000	1,346,919
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A3/A	1,000,000	1,104,650
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A3/A	1,000,000	1,112,720
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A3/A	4,015,000	4,447,777
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A3/A	1,000,000	1,111,130
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: Natl-Re)	A3/A	1,010,000	1,048,430
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: FSA)	Aa3/AAA	5,000,000	5,765,650
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	1,735,000	1,829,106
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	A3/A	1,245,000	1,362,814
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	A3/A	2,040,000	2,231,576
Miami GO, 5.00% due 1/1/2019 (Homeland Defense/Neighborhood Capital Improvements)	A3/A	1,870,000	2,045,107
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A3/A	1,970,000	2,213,157
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health) (ETM)	A1/NR	1,395,000	1,404,430
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	Aa1/AA+	3,000,000	3,195,840
Palm Beach County School Board COP, 5.00% due 8/1/2025 (Insured: FGIC)	A1/AA-	1,500,000	1,551,240
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	1,110,000	1,094,371
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aa3/AAA	9,990,000	10,374,115
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	Baa1/A-	10,000,000	10,839,400
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,732,006
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	Aa3/AA-	4,610,000	5,103,593
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,755,000	2,847,954
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	Baa1/A	1,500,000	1,590,345
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	NR/A	1,640,000	1,738,876

GEORGIA — 3.12%

Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aa2/AAA	3,850,000	4,409,713
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	Baa1/A	5,650,000	6,514,111
Burke County PCR, 4.375% due 10/1/2032 put 4/1/2010 (Georgia Power Co.)	A2/A	5,000,000	5,071,750
Burke County PCR, 4.75% due 1/1/2039 put 4/1/2011 (Oglethorpe Power; Insured: Natl-Re)	A3/A	10,000,000	10,398,300
Fulton County Facilities COP, 5.90% due 11/1/2019 pre-refunded 11/1/2010 (Insured: FSA-CR AMBAC)	Aa3/AAA	16,865,000	18,044,707
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018	A1/A+	2,500,000	2,724,400
Main Street Natural Gas Inc., 5.00% due 3/15/2013 (Merrill Lynch)	A2/A	1,500,000	1,552,965
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (JP Morgan)	Aa3/A+	3,000,000	3,210,570
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Merrill Lynch)	A2/A	3,590,000	3,702,080
Main Street Natural Gas Inc., 5.00% due 3/15/2015 (Merrill Lynch)	A2/A	2,000,000	2,052,360
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: Natl-Re)	A3/A	2,000,000	2,028,060

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: Natl-Re)	A3/A	$1,000,000	$1,104,900
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A2/A	5,000,000	5,180,750

GUAM — 0.62%

Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,015,980
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	NR/BBB-	5,610,000	5,887,807
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	NR/BBB-	2,000,000	2,084,240
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	NR/BBB-	3,000,000	3,142,530
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	NR/BBB-	1,000,000	1,047,120

HAWAII — 0.34%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	Baa1/A	1,150,000	1,191,331
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: Natl-Re)	Baa1/A	5,750,000	6,032,613

IDAHO — 0.14%

Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,589,996
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,348,043

ILLINOIS — 8.02%

Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	A2/NR	1,500,000	1,201,410
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	A2/NR	2,000,000	1,503,160
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,400,068
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	A1/AA-	2,000,000	2,018,240
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	A1/AA-	1,000,000	1,147,160
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	A2/A-	1,500,000	1,525,125
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	Aa3/AA-	1,000,000	1,104,400
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	Aa3/AA-	2,725,000	2,929,266
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aa3/AA-	2,670,000	2,167,826
Chicago GO, 5.40% due 1/1/2018 (Insured: FSA)	Aa3/AAA	3,000,000	3,019,230
Chicago GO, 0.50% due 1/1/2040 put 10/7/2009 (Insured: FSA/SPA-Dexia Credit Local) (weekly demand notes)	VMIG1/A-1	27,900,000	27,900,000
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,385,169
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aa3/AAA	8,460,000	9,470,885
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA)	Aa3/AAA	2,000,000	2,237,580
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/NR	735,000	769,244
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A2/A	1,180,000	1,292,596
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/NR	1,000,000	1,013,630
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aa3/NR	2,000,000	1,982,340
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	A1/NR	2,500,000	3,413,825
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	Aa3/NR	2,250,000	2,847,195
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re)	Aa3/AA	3,995,000	4,697,401
Du Page County Forest Preservation District GO, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,997,450
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: Natl-Re)	Baa1/AA	3,635,000	3,650,558
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: Natl-Re)	Baa1/AA	3,860,000	4,002,743
Illinois DFA, 6.00% due 11/15/2011 (Adventist Health; Insured: Natl-Re)	Baa1/AA	1,000,000	1,042,860

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois DFA, 0.30% due 5/1/2031 put 10/1/2009 (Evanston Northwestern; SPA: JP Morgan) (daily demand notes)	VMIG1/A-1	$7,600,000	$7,600,000
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB-	1,000,000	1,001,750
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	2,625,000	2,810,588
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	3,000,000	3,170,520
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	A1/A+	3,500,000	3,764,425
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A2/A	5,250,000	5,461,050
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A2/A	3,000,000	3,126,780
[a] Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A3/A	1,000,000	1,064,210
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health)	Aa3/AA	1,000,000	1,136,140
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health)	Aa3/AA	2,000,000	2,045,540
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,879,069
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	A2/NR	2,470,000	2,484,869
Illinois HFA, 0.30% due 7/1/2032 put 10/1/2009 (Northwest Community Hospital) (daily demand notes)	VMIG1/A-1	3,300,000	3,300,000
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	Aa3/NR	1,465,000	1,489,949
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aa3/NR	1,560,000	1,607,065
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: Natl-Re)	A2/A	3,000,000	3,008,700
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,553,985
Illinois Hospital District GO, 5.50% due 1/1/2010 (Insured: FGIC)	NR/A	1,040,000	1,047,353
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: FGIC)	NR/AA	2,780,000	3,223,716
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aa3/AA-	3,000,000	2,557,560
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: FGIC)	NR/NR	3,235,000	3,059,339
Mc Lean & Woodford Counties United School District GO, 6.25% due 12/1/2014 (Insured: FSA)	Aa3/NR	1,005,000	1,112,334
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2010 (Insured: FGIC)	NR/A	1,000,000	995,270
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: FGIC)	NR/A	2,200,000	2,075,634
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	Baa1/A	1,190,000	1,200,056
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick Place; Insured: Natl-Re)	A2/AAA	1,045,000	939,654
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: FGIC)	A2/A	11,295,000	8,967,778
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A3/A-	1,000,000	1,035,000
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A3/A-	1,000,000	1,021,150
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	1,935,000	1,958,684

INDIANA — 4.63%

Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	390,000	391,716
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,375,603
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,175,567
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: Syncora)	Aa3/NR	1,000,000	1,118,530
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: Syncora)	Aa3/NR	1,480,000	1,668,345
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: Syncora)	Aa3/NR	1,520,000	1,706,686
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	1,000,000	1,090,100
[b] Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC/State Aid Withholding)	NR/A	2,500,000	2,829,400
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A1/A+	1,000,000	1,088,650
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	835,057
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	822,222
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	905,436

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: FSA; State Aid Withholding)	Aa3/AAA	$1,250,000	$1,373,750
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	Aa2/AA	1,575,000	1,357,745
Center Grove Building Corp., 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	NR/AA+	1,135,000	1,176,677
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/A+	1,000,000	1,098,440
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/A+	1,000,000	1,103,660
Indiana Bond Bank, 4.80% due 2/1/2014	NR/AAA	4,060,000	4,090,206
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa3/NR	1,545,000	1,662,775
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A1/A+	1,500,000	1,603,335
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A1/A+	3,090,000	3,290,634
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A1/A+	1,000,000	1,054,130
Indiana Health Facilities, 3.625% due 11/15/2036 put 8/1/2011 (Ascension Health)	Aa1/AA	3,955,000	4,111,578
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: Natl-Re; State Aid Withholding)	Baa1/AA	5,000,000	5,703,750
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	670,074
Indiana State Finance Authority Revenue, 5.00% due 7/1/2011 (Wabash Correctional Facilities)	Aa2/AA+	1,390,000	1,485,840
Indiana State Finance Authority Revenue, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	A3/BBB	11,650,000	12,290,284
Indiana State Finance Authority Revenue, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	Aa2/AA+	1,030,000	1,186,972
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	Aa2/AA+	1,000,000	1,177,080
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	Aa2/AA+	2,150,000	2,530,722
Indiana State Finance Authority Revenue, 5.00% due 11/1/2018	Aa3/AA+	2,000,000	2,297,140
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A1/AA-	1,000,000	1,134,960
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A1/AA-	1,000,000	1,144,100
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: FGIC)	Aa2/AA	1,030,000	1,160,666
Knox Middle School Building Corp. First Mortgage, 0% due 1/15/2020 (Insured: FGIC; State Aid Withholding)	NR/A	1,295,000	774,863
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC; State Aid Withholding)	NR/AA+	1,200,000	1,369,692
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC; State Aid Withholding)	NR/AA+	1,250,000	1,440,263
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: Natl-Re; State Aid Withholding)	Baa1/A+	1,055,000	1,166,324
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: Natl-Re; State Aid Withholding)	Baa1/A+	1,135,000	1,267,239
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: Natl-Re; State Aid Withholding)	Baa1/A+	1,140,000	1,283,959
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/AA-	1,660,000	1,847,049
Perry Township Multi School Building Corp., 5.00% due 7/10/2014 (Insured: FSA; State Aid Withholding)	Aa3/NR	2,130,000	2,404,685
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	820,321
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	NR/A	1,445,000	1,617,258
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	Baa2/BBB	4,100,000	4,498,479
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	Baa2/BBB	1,000,000	1,097,190
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC; State Aid Withholding)	NR/AA+	1,785,000	2,052,589
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC; State Aid Withholding)	NR/AA+	2,095,000	2,387,504

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA+	$995,000	$1,035,715
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA+	1,095,000	1,189,039
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	Baa1/AA+	1,335,000	1,519,924
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: Natl-Re/ FGIC; State Aid Withholding)	NR/AA+	2,080,000	2,254,741

IOWA — 1.44%

Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	2,988,073
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,535,000	2,538,245
[a] Dubuque Community School District, 5.00% due 1/1/2013	A3/NR	1,600,000	1,615,088
Dubuque Community School District, 5.00% due 7/1/2013	A3/NR	1,640,000	1,654,793
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,005,442
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	Aa2/AA	2,260,000	2,314,217
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	NR/NR	3,145,000	3,240,954
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	2,500,000	2,730,075
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	2,300,000	2,518,684
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	1,600,000	1,753,232
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	1,500,000	1,662,465
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	1,600,000	1,749,856
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	990,000	1,091,049
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: Assured Guaranty)	Aa2/NR	1,405,000	1,532,279

KANSAS — 0.95%

Burlington Environmental Improvement, 5.00% due 12/1/2023 put 4/1/2011 (Kansas City Power & Light; Insured: Syncora)	A3/BBB+	1,500,000	1,553,955
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	A3/BBB+	5,000,000	5,330,250
Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	Baa1/A	12,400,000	13,291,188

KENTUCKY — 0.79%

Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: Natl-Re) (ETM)	NR/A	2,835,000	2,835,369
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: Natl-Re)	Baa1/A	4,565,000	4,565,365
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: Natl-Re) (ETM)	NR/A	3,775,000	3,950,802
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured Natl-Re)	Baa1/A	4,055,000	4,165,458
a Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare; Insured: Natl-Re)	Baa1/A	2,100,000	1,069,047

LOUISIANA — 2.72%

East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: FSA)	Aa3/AAA	3,000,000	3,373,230
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	NR/BBB	1,875,000	1,835,644
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: Assured Guaranty)	Aa2/AAA	2,000,000	2,265,340

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	Ba3/NR	$545,000	$524,802
[b] Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	A3/A	1,500,000	1,603,920
[b] Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	A3/A	1,500,000	1,606,875
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	NR/A	1,000,000	1,081,130
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	NR/A	1,000,000	1,081,960
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	NR/A	1,265,000	1,364,846
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	NR/A	1,000,000	1,074,550
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,040,850
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,885,189
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,028,490
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	1,059,312
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,013,230
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 put 12/1/2011 (Cleco Power LLC)	Baa1/BBB	9,000,000	9,673,470
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Baa2/A-	10,265,000	10,802,373
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	A1/A+	4,000,000	4,429,760
Louisiana State Office Facilities Corp., 5.50% due 3/1/2013 (Capitol Complex; Insured: Natl-Re)	Baa1/A	1,000,000	1,013,180
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,267,494
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	NR/BBB-	1,505,000	1,711,486
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,467,848
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	NR/A-	1,250,000	1,374,425

MARYLAND — 0.75%

Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	NR/BBB-	1,000,000	1,029,330
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	NR/BBB-	1,000,000	1,023,690
Maryland Health & Higher Educational Facilities, 0.41% due 7/1/2041 put 10/1/2009 (Insured: Suntrust Bank) (daily demand notes)	VMIG1/A-2	12,800,000	12,800,000
Montgomery County, 0.30% due 6/1/2026 put 10/1/2009 (daily demand notes)	VMIG1/A-1	1,000,000	1,000,000

MASSACHUSETTS — 2.73%

Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: Natl-Re)	Baa1/AA-	3,720,000	3,791,387
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	NR/AA	7,500,000	8,356,125
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	NR/AA	7,500,000	8,506,725
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,474,374

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	NR/NR	$3,415,000	$3,781,361
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,488,090
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,466,542
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	1,750,000	1,827,385
Massachusetts Health & Educational Facilities Authority, 0.27% due 8/15/2034 put 10/1/2009 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1	6,100,000	6,100,000
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	Baa2/A-	1,800,000	1,938,240
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: Natl-Re)	Aa3/A	15,000,000	15,063,450

MICHIGAN — 5.26%

City of Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	A1/AA-	3,200,000	3,462,656
City of Detroit Water, 5.40% due 7/1/2011 (Insured: Natl-Re)	A2/A	1,000,000	1,051,400
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A3/A	2,000,000	2,164,800
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A2/A	3,900,000	4,181,658
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2032 put 1/1/2012 (Insured: Natl-Re)	A3/A	5,000,000	5,193,600
Detroit Water Supply System, 6.00% due 7/1/2015 (Insured: Natl-Re)	A2/A+	3,280,000	3,692,788
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	3,715,000	3,778,898
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	3,095,000	3,128,333
[a] Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	NR/A	1,980,000	1,704,047
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aa3/AAA	1,520,000	1,633,453
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aa3/AAA	2,500,000	2,686,600
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	Aa3/AA	2,000,000	2,146,480
Kentwood Public Schools GO, 5.00% due 5/1/2015 (Insured: Natl-Re)	Aa3/AA-	4,050,000	4,377,362
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	NR/AAA	1,085,000	1,087,897
Michigan Housing Development Authority Rental Housing Revenue, 5.00% due 4/1/2016 (GO of Authority)	NR/AA	5,490,000	5,679,734
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A1/A+	6,000,000	6,601,080
Michigan State Building Authority, 5.50% due 10/15/2017	A1/A+	4,000,000	4,504,200
Michigan State COP, 4.25% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	Baa1/A	5,500,000	5,492,795
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	Baa1/A	7,530,000	7,627,212
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	1,059,490
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	Aa2/AA	10,000,000	11,482,000
Michigan State Hospital Finance Authority, 6.00% due 12/1/2020 (Trinity Health)	Aa2/AA	1,175,000	1,216,149
Michigan State Strategic Fund, 4.75% due 8/1/2011 (NSF International)	NR/A-	2,240,000	2,303,773
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: Assured Guaranty)	Aa2/AAA	2,000,000	2,296,980
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	NR/BBB-	1,000,000	952,380
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	NR/A-	2,500,000	2,622,575
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	NR/A-	2,500,000	2,648,875
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Baa1/NR	4,350,000	4,429,605
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A1/A	1,000,000	1,104,520
[b] Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2011	NR/AA	1,000,000	1,020,040
[b] Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2012	NR/AA	655,000	673,294
[b] Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	NR/AA	1,000,000	1,061,360
[b] Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	NR/AA	1,000,000	1,065,960

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
[b] Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	NR/AA	$1,585,000	$1,768,939
[b] Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	NR/AA	1,670,000	1,874,241
[b] Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	NR/AA	1,500,000	1,690,005
[b] Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	NR/AA	1,500,000	1,695,555

MINNESOTA — 0.63%

Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,084,841
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,041,890
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	2,200,000	2,293,874
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	NR/AA-	8,005,000	8,969,202

MISSISSIPPI — 0.38%

Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	NR/NR	1,020,000	1,080,945
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,598,491
Mississippi Development Bank Special Obligation, 5.00% due 1/1/2011 (Madison County; Insured: FSA-CR FGIC/County Guaranty)	Aa3/AAA	5,000,000	5,257,300

MISSOURI — 0.21%

Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,045,000	1,076,026
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,054,680
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	A1/AA-	2,000,000	2,271,880

NEBRASKA — 0.38%

Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/NR	750,000	771,878
[a] Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/NR	1,625,000	1,776,385
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	Aa1/AA	5,000,000	5,531,500

NEVADA — 1.85%

Clark County GO, 5.00% due 11/1/2014	Aa1/AA+	4,000,000	4,509,560
Clark County GO, 5.00% due 11/1/2017 (insured: AMBAC)	Aa1/AA+	1,185,000	1,334,440
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	NR/BBB+	1,860,000	1,894,447
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	Aa2/AA	1,000,000	1,094,040
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	Aa3/AA	6,535,000	7,246,858
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	Aa3/AA	3,000,000	3,327,870
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	Aa3/A+	1,530,000	1,670,010
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	Aa3/A+	2,555,000	2,810,142
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	Aa3/A+	1,000,000	1,052,450
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	Aa2/AA	1,825,000	2,277,418
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	Aa2/AA	2,095,000	2,647,871
Las Vegas Special Local Improvement District, 5.125% due 6/1/2011 (Insured: FSA)	Aa3/AAA	1,580,000	1,601,156
Las Vegas Special Local Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aa3/AAA	1,090,000	1,102,448
Las Vegas Water District GO, 0.38% due 6/1/2036 put 10/1/2009 (SPA: Dexia) (daily demand notes)	VMIG1/A-1	900,000	900,000
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	1,000,000	1,092,660
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	1,100,000	1,202,410

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	$1,000,000	$1,089,000
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/BBB-	1,000,000	1,009,610
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/BBB-	1,285,000	1,314,889

NEW HAMPSHIRE — 0.54%

New Hampshire Health & Educational Facilities, 4.50% due 8/1/2014 (Dartmouth-Hitchcock)	NR/A+	1,835,000	1,943,394
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,304,755
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	1,033,290
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re; GO of Bond Bank)	Aa3/AA	2,985,000	3,486,450
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re; GO of Bond Bank)	Aa3/AA	3,130,000	3,672,679

NEW JERSEY — 1.56%

Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	Baa1/A	1,000,000	1,138,030
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	Baa1/A	1,500,000	1,720,380
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	1,027,120
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,019,400
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2011 (Insured: FGIC)	Baa2/BBB	5,000,000	5,123,900
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Baa2/BBB	7,375,000	7,625,307
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A1/A	6,000,000	6,726,600
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A1/A	7,650,000	8,648,784

NEW MEXICO — 0.82%

Albuquerque Airport, 5.50% due 7/1/2013	A1/A	1,820,000	2,006,113
Farmington PCR, 0.32% due 5/1/2024 put 10/1/2009 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	2,500,000	2,500,000
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	Baa1/A	2,300,000	2,427,880
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	A1/AA+	2,365,000	2,720,081
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	A1/AA+	2,205,000	2,546,467
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aa2/AAA	4,865,000	5,223,453

NEW YORK — 5.15%

Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB-	3,910,000	3,984,994
New York City GO, 0.28% due 11/1/2026 put 10/1/2009 (Insured: FSA/SPA-Dexia Credit Local) (daily demand notes)	NR/A-1	2,000,000	2,000,000
New York City GO, 0.31% due 8/1/2028 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	3,160,000	3,160,000
New York City GO, 0.31% due 4/1/2035 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	4,200,000	4,200,000
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais de New York; Insured: ACA)	Baa1/BBB	1,175,000	1,188,301
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	Baa1/BBB	2,215,000	2,273,232
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	Baa1/BBB	2,330,000	2,417,258
New York City Municipal Water Finance Authority, 0.35% due 6/15/2032 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	7,700,000	7,700,000
New York City Municipal Water Finance Authority, 0.35% due 6/15/2033 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	10,000,000	10,000,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,583,600
New York City Transitional Finance Authority, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,314,220
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	A1/AA-	4,865,000	5,611,048

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 8/15/2010 (Mental Health Services; Insured: Natl-Re)	A1/AA-	$1,600,000	$1,657,552
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,890,853
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,565,355
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aa3/AAA	3,650,000	4,047,631
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: FSA/FHA)	Aa3/AAA	4,425,000	4,836,082
New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	Baa1/BBB+	1,220,000	1,287,015
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	NR/AA-	5,000,000	5,758,850
New York State Dormitory Authority, 5.50% due 7/1/2017 (Insured: Radian)	Baa1/BBB+	2,500,000	2,616,000
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	NR/AA-	5,000,000	5,789,100
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	A1/AA-	4,000,000	4,315,920
New York State Dormitory Authority, 0.28% due 7/1/2037 put 10/1/2009 (Cornell University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	4,325,000	4,325,000
New York State Dormitory Authority, 0.30% due 7/1/2037 put 10/1/2009 (Cornell University) (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,076,980
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,777,054
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,557,735
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: Syncora)	A1/AA-	1,000,000	1,092,470
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA/GO of Authority)	Aa3/AAA	4,725,000	5,577,106
Tobacco Settlement Financing Corp. Asset Backed, 5.00% due 6/1/2011	NR/AA-	1,695,000	1,807,497
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	1,145,000	1,148,286
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: Syncora)	A1/AA-	715,000	717,031

NORTH CAROLINA — 2.78%

Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	Aa3/AA-	3,420,000	3,780,468
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	Aa3/AA-	2,000,000	2,206,380
Mecklenburg County COP, 5.00% due 2/1/2011	Aa1/AA+	1,000,000	1,055,540
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	Baa1/A-	3,000,000	3,126,840
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	Baa1/A-	650,000	695,097
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	Baa1/A-	1,100,000	1,180,828
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	Baa1/A-	1,055,000	1,148,156
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	Baa1/A-	1,700,000	1,860,990
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	Baa1/NR	7,500,000	8,699,325
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/ AMBAC)	Aa1/AAA	5,700,000	6,895,233
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: Assured Guaranty)	Aa2/AAA	3,000,000	3,375,630
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,635,704
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aa3/AAA	1,000,000	1,076,100

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: Natl-Re)	A2/A	$2,400,000	$2,431,224
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A2/A	2,505,000	2,778,872
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 pre-refunded 1/1/2010 (Catawba Electric)	A2/A	1,500,000	1,537,665
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A2/A	3,000,000	3,415,920
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,540,450
University of North Carolina Systems Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	1,030,000	1,107,817
Wake County GO, 5.00% due 3/1/2011	Aaa/AAA	4,000,000	4,249,560

NORTH DAKOTA — 0.12%

[a] Ward County Health Care Facilities, 5.00% due 7/1/2011 (Trinity Obligated Group)	NR/BBB+	1,000,000	1,022,840
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,605,536

OHIO — 1.78%
Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,394,860
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,287,520
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	Aa3/NR	1,000,000	1,135,100
Hudson City GO, 6.35% due 12/1/2011 pre-refunded 12/1/2010 (Library Improvement)	Aa1/NR	1,400,000	1,523,606
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aa3/AAA	770,000	775,321
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,404,271
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,588,201
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	Aa2/AA	1,500,000	1,634,040
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	Aa2/AA	2,500,000	2,613,575
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (First Energy Nuclear)	Baa1/BBB	5,000,000	5,429,650
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (First Energy Nuclear)	Baa2/BBB	2,350,000	2,525,592
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 (Columbus Southern Power Co.)	A3/BBB	4,800,000	4,900,224
Ohio State Higher Educational Facilities, 0.30% due 8/1/2033 put 10/1/2009 (Kenyon College; SPA: Bank One Illinois) (daily demand notes)	VMIG1/A-1	1,000,000	1,000,000
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	1,000,000	1,085,560
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (First Energy Nuclear)	Baa1/BBB	5,000,000	5,357,200

OKLAHOMA — 1.07%
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	NR/BBB-	1,000,000	1,026,260
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	NR/BBB-	1,340,000	1,394,471
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	NR/A+	3,000,000	3,255,150
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	NR/A+	4,075,000	4,400,796
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	NR/A+	2,120,000	2,279,297
Oklahoma DFA, 5.75% due 6/1/2011 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	Aa3/NR	740,000	793,169
Oklahoma DFA Health Facilities, 5.00% due 8/15/2017 (Integris Health)	Aa3/AA-	2,900,000	3,217,057
Oklahoma DFA Health Systems, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A	1,215,000	1,281,315
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A	1,330,000	1,424,270
Oklahoma State Capital Improvement Authority, 0.30% due 7/1/2033 put 10/1/2009 (daily demand notes)	VMIG1/A-1	1,100,000	1,100,000

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	A1/NR	$1,165,000	$1,248,228
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	A1/NR	1,075,000	1,170,471

OREGON — 0.46%

Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A2/A+	6,000,000	6,394,920
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A2/A+	2,000,000	2,108,800
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	Aa3/AA-	1,000,000	1,127,390

PENNSYLVANIA — 2.53%

Allegheny County Hospital Development Authority, 5.50% due 12/15/2014 (UPMC Health Systems; Insured: AMBAC)	Aa3/NR	4,500,000	4,553,235
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	Aa3/A+	3,000,000	3,296,250
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	Aa3/A+	3,000,000	3,306,720
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,740,000	1,665,110
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/A	1,915,000	2,120,977
Commonwealth of Pennsylvania, 5.00% due 2/15/2011	Aa2/AA	5,000,000	5,298,300
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/BBB-	615,000	616,119
Pennsylvania EDA, 3.60% due 9/1/2013 (Waste Management Income)	NR/BBB	2,500,000	2,506,125
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Generation)	A3/BBB	2,550,000	2,684,691
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015	Baa2/BBB	1,200,000	1,252,140
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aa2/AAA	3,000,000	3,373,620
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	Baa2/BBB-	1,825,000	1,925,631
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aa2/AAA	3,315,000	3,691,451
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A2/A-	1,500,000	1,661,055
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A2/A-	1,020,000	1,128,712
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	Baa1/A	3,415,000	3,573,593
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	Baa1/BBB	1,710,000	1,857,505
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: FSA)	Aa3/AAA	3,000,000	3,321,240
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: FSA)	Aa3/AAA	2,740,000	2,970,982
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,400,000	1,498,784
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,101,020

RHODE ISLAND — 0.26%

Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A3/A	1,880,000	2,043,541
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured Natl-Re)	A1/AA-	1,000,000	1,109,080
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/BBB-	535,000	542,415
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,712,314

SOUTH CAROLINA — 1.69%

Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	8,377,737
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	Aa3/AA	1,000,000	1,096,160
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aa3/AAA	2,000,000	2,190,520

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aa2/AAA	$1,000,000	$1,144,540
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,149,600
South Carolina Jobs Economic Development Carealliance, 5.00% due 8/15/2014	Aa3/AAA	4,000,000	4,382,600
South Carolina Jobs Economic Development Carealliance, 5.00% due 8/15/2015	Aa3/AAA	3,000,000	3,286,680
York County PCR, 2.25% due 9/15/2024 (North Carolina Electric)	A2/A	7,500,000	7,506,000
York County PCR, 2.25% due 9/15/2024 (North Carolina Electric)	A2/A	6,500,000	6,505,200

SOUTH DAKOTA — 0.11%

South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: Natl-Re)	A1/A	1,100,000	1,154,956
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A1/AA-	1,000,000	1,088,010

TENNESSEE — 1.43%

Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	NR/BBB+	3,130,000	3,206,685
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2014	Ba3/BB+	975,000	1,030,156
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	Ba3/BB+	3,000,000	3,132,510
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	Baa1/A	5,000,000	5,112,400
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	Ba3/BB+	11,000,000	11,371,580
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	Ba3/BB+	5,000,000	5,129,750
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	Ba3/BB+	1,190,000	1,203,459

TEXAS — 10.03%

Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aa3/NR	1,350,000	1,407,442
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	Aa3/AA+	1,500,000	1,745,445
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A1/A+	1,000,000	1,130,650
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aa3/AA	2,890,000	3,296,652
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aa3/AA	1,520,000	1,752,074
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: Natl-Re)	Baa1/NR	1,230,000	1,218,745
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	Baa1/A	2,315,000	2,389,034
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,813,033
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	NR/AAA	1,155,000	1,227,280
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,717,698
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A3/A	1,025,000	1,117,250
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A2/A+	5,240,000	3,577,034
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A2/A+	5,200,000	5,623,644
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Baa3/BBB+	1,260,000	1,337,666
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Baa3/BBB+	1,160,000	1,231,502
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Baa3/BBB+	1,935,000	2,033,221
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Baa3/BBB+	2,035,000	2,138,297
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	Baa3/BBB+	2,175,000	2,268,851
Dallas Fort Worth International Airport, 4.00% due 11/1/2012	A1/A+	1,000,000	1,067,300
Dallas Fort Worth International Airport, 5.00% due 11/1/2013	A1/A+	1,175,000	1,306,036
Dallas Fort Worth International Airport, 5.00% due 11/1/2014	A1/A+	1,300,000	1,457,651
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A1/A+	2,365,000	2,668,358
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,893,028
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,209,692
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,473,914

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	$7,350,000	$7,230,636
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	Aa3/AA	1,450,000	1,652,434
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	Aa3/AA	1,365,000	1,564,454
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	Aa3/AA	1,000,000	1,150,200
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: Natl-Re)	Aa3/AA	1,500,000	1,611,015
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: Natl-Re)	NR/A	10,000,000	10,451,400
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A1/A	1,275,000	1,400,728
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A1/A	1,500,000	1,653,075
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: Natl-Re)	Baa1/A	3,260,000	3,159,429
Houston Airport Systems Revenue, 5.00% due 7/1/2015	Aa3/AA-	2,600,000	2,922,452
Houston Airport Systems Revenue, 5.00% due 7/1/2017	Aa3/AA-	1,600,000	1,797,440
Houston Airport Systems Revenue, 5.00% due 7/1/2018	Aa3/AA-	1,000,000	1,125,040
Houston Airport Systems Revenue, 5.00% due 7/1/2019	Aa3/AA-	1,500,000	1,674,285
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aa3/AA	6,190,000	5,533,241
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	NR/AAA	2,170,000	1,681,902
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	789,370
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,203,462
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	A1/AA-	2,000,000	2,239,640
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A3/A+	1,660,000	1,786,592
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A3/A+	1,745,000	1,902,085
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A3/A+	1,835,000	2,018,757
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A3/A+	1,930,000	2,129,330
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC-CR FSA)	Aa1/AAA	10,000,000	10,141,100
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,865,000	1,762,817
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	1,200,000	1,130,052
Midtown Redevelopment Authority, 6.00% due 1/1/2010 (Insured: Radian)	Baa1/A-	700,000	706,160
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	Baa1/A-	740,000	769,289
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	Aa2/AA-	5,000,000	5,041,300
North East ISD GO, 5.00% due 8/1/2016 (PSF Guaranty)	Aaa/AAA	2,000,000	2,347,740
North Texas Tollway Authority, 5.50% due 1/1/2038	A2/A-	10,000,000	10,461,100
North Texas Tollway Authority, 5.00% due 1/1/2043 put 1/1/2011	A2/A-	2,140,000	2,225,472
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	Baa1/BBB-	1,205,000	1,206,386
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	Aa1/AAA	3,000,000	3,404,130
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/NR	6,000,000	6,483,240
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/NR	2,000,000	2,078,260
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2014 (Scott & White Memorial Hospital)	Aa3/A+	1,180,000	1,293,658
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	Aa3/A+	2,280,000	2,490,193
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	Aa3/A+	2,000,000	2,168,180
Tarrant County Health Facilities Development Corp., 6.00% due 11/15/2009 (Adventist/ Sunbelt Health System) (ETM)	A1/NR	650,000	654,550
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	781,991
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A2/A+	1,000,000	895,360
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: Assured Guaranty)	Aa2/AAA	10,000,000	11,575,800
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	A2/NR	1,305,000	1,462,435

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	A2/NR	$1,450,000	$1,637,775
Texas Tax & Revenue, 2.50% due 8/31/2010	MIG1/SP-1+	20,000,000	20,380,800
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,464,336
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: Natl-Re)	Aa1/AA	2,000,000	2,030,620
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,741,158
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	Baa1/A	2,835,000	3,197,710
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aa3/AAA	2,435,000	2,677,916

U.S. VIRGIN ISLANDS — 0.40%

Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	Baa3/BBB	7,690,000	8,531,978

UTAH — 1.34%

[a] Intermountain Power Agency Supply, 5.00% due 7/1/2012	A1/A+	15,000,000	16,376,250
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	NR/NR	4,355,000	4,368,152
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A1/A+	5,000,000	5,563,500
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,500,210
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	523,719

VIRGINIA — 0.48%

Alexandria IDA, 5.75% due 10/1/2009 (Institute for Defense; Insured: AMBAC) (ETM)	NR/NR	1,130,000	1,130,170
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	NR/NR	1,195,000	1,259,912
Louisa IDA PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	Baa1/A-	3,000,000	3,152,820
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,503,902
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,153,270

WASHINGTON — 2.41%

Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA	5,470,000	6,369,487
King & Snohomish Counties School District GO, 5.60% due 12/1/2010 (Insured: Natl-Re/ FGIC)	Aa2/AA-	6,150,000	6,340,404
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A1/A	5,000,000	5,806,050
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: FSA)	Aa3/AAA	5,015,000	5,657,321
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	Aa1/AA+	4,000,000	3,070,560
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	Aa1/AA+	3,000,000	2,190,060
Washington State HFA, 6.75% due 12/1/2011 (Group Health Co-op of Puget Sound; Insured: Natl-Re)	Baa1/NR	2,060,000	2,063,275
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	NR/BBB+	2,000,000	2,042,620
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: Natl-Re) (ETM)	NR/A	1,500,000	1,513,065
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Credit Support: Assured Guaranty)	Aa2/AAA	1,000,000	1,071,540
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FSA 242)	NR/A+	8,095,000	9,020,016
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,445,509
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re-IBC)	Aaa/AA	1,760,000	1,643,083
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re-IBC)	Aaa/AA	3,000,000	2,601,180

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WEST VIRGINIA — 0.42%

Kanawha, Mercer, Nicholas Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	$2,260,000	$1,848,296
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	NR/BBB+	4,750,000	4,992,297
West Virginia EDA PCR, 4.85% due 5/1/2019 (Appalachian Power Company)	Baa2/BBB	1,000,000	1,042,850
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	Baa2/BBB	1,000,000	1,042,850

WISCONSIN — 0.91%

Wisconsin State Health & Educational Facilities Authority, 5.40% due 8/15/2013 (Sorrowful Mother Corp.; Insured: Natl-Re)	Baa1/A+	2,365,000	2,368,500
Wisconsin State Health & Educational Facilities Authority, 5.40% due 8/15/2013 (Sorrowful Mother Corp.; Insured: Natl-Re)	Baa1/AA	1,135,000	1,136,680
Wisconsin State Health & Educational Facilities Authority, 5.50% due 8/15/2019 (Sorrowful Mother Corp.; Insured: Natl-Re)	Baa1/A+	11,000,000	11,007,590
Wisconsin State Health & Educational Facilities Authority, 5.125% due 8/15/2027 (Aurora Health Care, Inc.)	A3/NR	4,500,000	4,634,460

WYOMING — 0.04%

West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	775,000	776,030

TOTAL INVESTMENTS — 98.68% (Cost $1,999,801,444)			$2,085,572,650

OTHER ASSETS LESS LIABILITIES — 1.32%			27,834,914

NET ASSETS — 100.00%			$2,113,407,564

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District

See notes to financial statements.

30    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2009

ASSETS
Investments at value (cost $1,999,801,444) (Note 2)	$2,085,572,650
Cash	1,084,812
Receivable for investments sold	7,960,544
Receivable for fund shares sold	24,495,927
Interest receivable	24,119,503
Prepaid expenses and other assets	51,690

Total Assets	2,143,285,126

LIABILITIES
Payable for securities purchased	23,298,291
Payable for fund shares redeemed	4,008,135
Payable to investment advisor and other affiliates (Note 3)	1,036,505
Accounts payable and accrued expenses	194,893
Dividends payable	1,339,738

Total Liabilities	29,877,562

NET ASSETS	$2,113,407,564

NET ASSETS CONSIST OF:
Undistributed net investment income	$40,807
Net unrealized appreciation on investments	85,771,206
Accumulated net realized gain (loss)	(4,885,647)
Net capital paid in on shares of beneficial interest	2,032,481,198

$2,113,407,564

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,040,627,878 applicable to 74,345,950 shares of beneficial interest outstanding - Note 4)	$14.00

Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.21

Class C Shares:
Net asset value and offering price per share * ($206,952,441 applicable to 14,758,408 shares of beneficial interest outstanding - Note 4)	$14.02

Class I Shares:
Net asset value, offering and redemption price per share ($865,827,245 applicable to 61,848,978 shares of beneficial interest outstanding - Note 4)	$14.00

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See	notes to financial statements.

Certified Annual Report    31

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $7,165,620)	$65,483,120

EXPENSES:
Investment advisory fees (Note 3)	5,964,871
Administration fees (Note 3)
Class A Shares	1,000,029
Class C Shares	168,512
Class I Shares	285,748
Distribution and service fees (Note 3)
Class A Shares	2,000,059
Class C Shares	1,342,973
Transfer agent fees
Class A Shares	318,948
Class C Shares	69,858
Class I Shares	210,407
Registration and filing fees
Class A Shares	51,179
Class C Shares	26,667
Class I Shares	65,047
Custodian fees (Note 3)	254,561
Professional fees	73,567
Accounting fees	70,635
Trustee fees	55,490
Other expenses	134,994

Total Expenses	12,093,545
Less:
Distribution fees waived (Note 3)	(671,486)
Fees paid indirectly (Note 3)	(1,931)

Net Expenses	11,420,128

Net Investment Income	54,062,992

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	424,567
Net change in unrealized appreciation (depreciation) of investments	94,999,972

Net Realized and Unrealized Gain	95,424,539

Net Increase in Net Assets Resulting From Operations	$149,487,531

See notes to financial statements.

32    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$54,062,992	$41,145,120
Net realized gain (loss) on investments	424,567	762,038
Increase (Decrease) in unrealized appreciation (depreciation) of investments	94,999,972	(26,391,583)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,487,531	15,515,575

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(27,978,683)	(24,624,429)
Class C Shares	(4,327,521)	(2,909,085)
Class I Shares	(21,756,788)	(13,611,606)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	286,098,982	22,835,685
Class C Shares	98,146,852	15,492,880
Class I Shares	391,133,787	142,907,714

Net Increase in Net Assets	870,804,160	155,606,734

NET ASSETS:
Beginning of Year	1,242,603,404	1,086,996,670

End of Year	$2,113,407,564	$1,242,603,404

Undistributed net investment income	$40,807	$—

See notes to financial statements.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$2,085,572,650	$—	$2,085,572,650	$—

Total Investments in Securities	$2,085,572,650	$—	$2,085,572,650	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $24,984 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $16,541 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $671,486 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $1,931.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	30,849,769	$417,998,677	10,565,297	$142,941,921
Shares issued to shareholders in reinvestment of dividends	1,454,357	19,643,817	1,285,615	17,344,279
Shares repurchased	(11,307,850)	(151,543,512)	(10,153,413)	(137,450,515)

Net Increase (Decrease)	20,996,276	$286,098,982	1,697,499	$22,835,685

Class C Shares
Shares sold	8,903,827	$120,924,995	2,274,026	$30,831,860
Shares issued to shareholders in reinvestment of dividends	206,648	2,800,254	143,526	1,939,419
Shares repurchased	(1,900,973)	(25,578,397)	(1,274,574)	(17,278,399)

Net Increase (Decrease)	7,209,502	$98,146,852	1,142,978	$15,492,880

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	43,056,660	$582,984,830	16,181,603	$218,944,840
Shares issued to shareholders in reinvestment of dividends	1,340,862	18,142,630	797,599	10,754,694
Shares repurchased	(15,632,398)	(209,993,673)	(6,409,073)	(86,791,820)

Net Increase (Decrease)	28,765,124	$391,133,787	10,570,129	$142,907,714

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $838,116,012 and $174,298,865, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,998,589,802

Gross unrealized appreciation on a tax basis	$88,912,684
Gross unrealized depreciation on a tax basis	(1,929,836)

Net unrealized appreciation (depreciation) on investments (tax basis)	$86,982,848

At September 30, 2009, the Fund did not have any undistributed tax-exempt/ordinary income or undistributed capital gains.

At September 30, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2014	$1,882,060
2015	2,811,143
2016	192,444

$4,885,647

The Fund utilized $424,567 of capital loss carryforwards during the year ended September 30, 2009.

In order to account for permanent book/tax differences, the Fund increased net investment income by $44,701 and decreased net capital paid in on shares of beneficial interest by $44,701. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted primarily from taxable market discount income and other amortization adjustments.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Tax exempt income	$53,956,985	$41,145,120
Ordinary income	106,007	—

Total distributions	$54,062,992	$41,145,120

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

38    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.22	$13.49	$13.53	$13.59	$13.83

Income from investment operations:
Net investment income (loss)	0.47	0.48	0.46	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.78	(0.27)	(0.04)	(0.06)	(0.24)
Total from investment operations	1.25	0.21	0.42	0.38	0.16

Less dividends from:
Net investment income	(0.47)	(0.48)	(0.46)	(0.44)	(0.40)

Change in net asset value	0.78	(0.27)	(0.04)	(0.06)	(0.24)

NET ASSET VALUE, end of year	$14.00	$13.22	$13.49	$13.53	$13.59

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	9.67	1.54	3.18	2.87	1.16
Ratios to average net assets:
Net investment income (loss) (%)	3.50	3.54	3.43	3.28	2.91
Expenses, after expense reductions (%)	0.86	0.89	0.90	0.91	0.90
Expenses, after expense reductions and net of custody credits (%)	0.86	0.88	0.90	0.90	0.90
Expenses, before expense reductions (%)	0.86	0.89	0.90	0.91	0.90

Portfolio turnover rate (%)	12.18	17.78	21.35	23.02	27.80

Net assets at end of year (thousands)	$1,040,628	$705,238	$696,717	$833,189	$967,650

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report    39

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term Municipal Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.24	$13.51	$13.55	$13.62	$13.86

Income from investment operations:
Net investment income (loss)	0.43	0.44	0.43	0.41	0.36
Net realized and unrealized gain (loss) on investments	0.79	(0.27)	(0.04)	(0.07)	(0.24)
Total from investment operations	1.22	0.17	0.39	0.34	0.12

Less dividends from:
Net investment income	(0.44)	(0.44)	(0.43)	(0.41)	(0.36)

Change in net asset value	0.78	(0.27)	(0.04)	(0.07)	(0.24)

NET ASSET VALUE, end of year	$14.02	$13.24	$13.51	$13.55	$13.62

RATIOS/SUPPLEMENTAL DATA

Total return (%)	9.37	1.26	2.90	2.52	0.89
Ratios to average net assets:
Net investment income (loss) (%)	3.21	3.26	3.15	3.00	2.63
Expenses, after expense reductions (%)	1.13	1.17	1.19	1.18	1.18
Expenses, after expense reductions and net of custody credits (%)	1.13	1.16	1.18	1.18	1.18
Expenses, before expense reductions (%)	1.63	1.67	1.68	1.68	1.68

Portfolio turnover rate (%)	12.18	17.78	21.35	23.02	27.80

Net assets at end of year (thousands)	$206,952	$99,972	$86,564	$105,436	$140,606

See notes to financial statements.

40    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term Municipal Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.22	$13.49	$13.53	$13.59	$13.83

Income from investment operations:
Net investment income (loss)	0.51	0.52	0.51	0.49	0.44
Net realized and unrealized gain (loss) on investments	0.79	(0.27)	(0.04)	(0.06)	(0.24)
Total from investment operations	1.30	0.25	0.47	0.43	0.20

Less dividends from:
Net investment income	(0.52)	(0.52)	(0.51)	(0.49)	(0.44)

Change in net asset value	0.78	(0.27)	(0.04)	(0.06)	(0.24)

NET ASSET VALUE, end of year	$14.00	$13.22	$13.49	$13.53	$13.59

RATIOS/SUPPLEMENTAL DATA

Total return (%)	10.03	1.88	3.53	3.22	1.50
Ratios to average net assets:
Net investment income (loss) (%)	3.81	3.88	3.78	3.62	3.25
Expenses, after expense reductions (%)	0.53	0.55	0.57	0.57	0.57
Expenses, after expense reductions and net of custody credits (%)	0.53	0.55	0.57	0.57	0.57
Expenses, before expense reductions (%)	0.53	0.55	0.57	0.57	0.57

Portfolio turnover rate (%)	12.18	17.78	21.35	23.02	27.80

Net assets at end of year (thousands)	$865,827	$437,393	$303,716	$285,878	$290,369

See notes to financial statements.

Certified Annual Report    41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

42    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,062.70	$4.40
Hypothetical*	$1,000.00	$1,020.80	$4.31

Class C Shares
Actual	$1,000.00	$1,061.10	$5.80
Hypothetical*	$1,000.00	$1,019.44	$5.68

Class I Shares
Actual	$1,000.00	$1,064.30	$2.75
Hypothetical*	$1,000.00	$1,022.40	$2.70

†	Expenses are equal to the annualized expense ratio for each class (A: 0.85%; C: 1.12%; I: 0.53%) multiplied by the average account value over the period, multiplied by 183/ 365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    43

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (September 28, 1984 to September 30, 2009)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	8.04%	3.33%	4.02%	5.58%
C Shares (Incep: 9/1/94)	8.87%	3.34%	3.86%	3.92%
I Shares (Incep: 7/5/96)	10.03%	3.99%	4.54%	4.59%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

44    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    45

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

46    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    47

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, dividends paid by the Fund of $53,956,985 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit

48    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return for the mutual fund category for which calendar year data was presented, that the Fund’s returns had exceeded the average returns of the same category for each of the preceding ten calendar years, and that the Fund’s returns fell within the top quartile of the category for the one-year, three-year and five-year periods ended with the second quarter of the current year and fell within the top quartile of a second mutual fund category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to average and median fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other similar mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was comparable to the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly lower than the average expense ratio and slightly higher than the median expense ratio for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale

Certified Annual Report    49

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2009 (Unaudited)

would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

50    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

Thornburg International Value Fund

Thornburg Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg International Growth Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Strategic Income Fund

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54    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    55

Waste not,
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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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800.847.0200
Distributor:
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800.847.0200

TH858

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

Informational Brochure and
Annual Report – September 30, 2009

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bonds – Obligations, also known as “put bonds” or “puttable securities,” that grant the bondholder the right to require the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option, or tender option, right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis.

Lease-Backed Bonds – Bonds issued by a municipality or state that are secured by the payments made on leased assets.

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Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	12.12%	4.36%	3.84%	4.50%	5.33%
With sales charge	9.91%	3.66%	3.42%	4.29%	5.21%

30-DAY YIELDS, A SHARES

As of September 30, 2009

Annualized Distribution Rate	SEC Yield
3.81%	2.75%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	A+

Number of Bonds	315

Duration	4.9 Yrs

Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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THORNBURG INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2009

We are often asked to compare Thornburg Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Intermediate Municipal Fund took more risk than money market investors to earn their higher returns, including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg Intermediate Municipal Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

George Strickland Co-Portfolio Manager

October 20, 2009

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 93 cents per share to $13.40 during the twelve months ended September 30, 2009. If you were with us for the entire period, you received dividends of 53.6 cents per share. If you reinvested your dividends, you received 54.7 cents per share. Dividends per share were lower for Class C and higher for Class I to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	In last year’s annual report letter, we wrote about massive deleveraging of the municipal market, evidenced by the unwinding of tender option bond programs and investors’ mass exodus out of high-risk investment strategies employing leverage and other speculative strategies. The forced liquidation of assets placed inordinate supply into a market already reeling from the effects of the mortgage and banking crisis. Compounding matters was the downgrade of nearly all AAA-rated municipal bond insurers that provided credit enhancement to nearly half of all bonds outstanding, including the two largest insurers AMBAC and MBIA. Investor scrutiny over the ratings agencies led many investors to question whether they should be participating in the municipal market at all; and who could blame them given the deluge of negative headline press directed at the municipal market? These events caused 2008 to be one of the worst performing years on record for municipal bonds.

Christopher Ihlefeld Co-Portfolio Manager	Today’s municipal market reflects an impressive rebound from where we were this time last year. Municipal sectors that were hit the hardest in 2008 – health care, lease-backed bonds, and industrial development revenue bonds – have been among the best performing sectors in 2009. This has helped your Fund’s performance as we have market over-weights in each of these sectors. Revenue bonds in general have outperformed all other broad sectors of the market. State general obligation and government-backed pre-refunded bonds, sectors in which we are under-weighted and that led the pack in 2008, have lagged revenue bonds by a substantial margin in 2009. Your Fund’s comparatively higher exposure to strong middle-tier investment grade credits (single-A rated bonds) has also helped performance this year, as credit spreads have contracted from their recent peak in 2008, and investors have been compensated for in-depth credit research.

For years, credit research was overshadowed in our industry by the simplicity and dominance of bond insurance. A prevalent though misguided understanding that the use of municipal insurance could effectively eliminate credit risk led to the diminished value of financial analysis in favor of financial engineering. Talent was directed to craft complex hedging strategies to

Certified Annual Report     7

Letter to Shareholders,

Continued

generate attractive returns. As bond insurance lost most of its relevance following a string of downgrades, the market understandably has a renewed interest in credit research. While credit research represents a lost art to some in our industry, we have emphasized credit research from our inception and will continue our time honored tradition of bottom-up credit research well into the future.

Market liquidity has greatly improved with the passage of the American Reinvestment and Recovery Act, which pledged $144 billion in state and local government fiscal relief. The passage of this act in February 2009 spurred investors back into the municipal bond market as bond investors gained confidence in the federal government’s support of state and local governments. Other supportive factors include stabilization among major investment banks, healthy volume of new issues, and strong retail demand. We’ve even seen reasonable appetite for lower-rated, higher-yielding municipal credits as high-yield funds have garnered capital. The municipal market otherwise appears quite orderly with a steady supply of new issuance, strong demand coming from retail investors, and an active secondary market.

Yields of late have trended lower, attributable in large part to a compelling surge in demand for municipal bonds. The months leading up to the current fiscal year end saw a significant migration of investor assets out of oppressively low yielding money market funds into short and intermediate bond funds. For example, municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Municipal bond funds have grown by $52 billion during this period, nearly four times the annual average over the last twenty years. If this disintermediation trend continues, we would expect it to have a positive effect on bond prices in the months ahead.

We continue to maintain a watchful eye on state and local economies. State tax collections have been weak through the middle of 2009 with 48 states reporting budget gaps totaling $178 billion. The Nelson A. Rockefeller Institute of Government reported that state tax collections are down 16.6% year-over-year through the second quarter of 2009. For many states the biggest drag on tax revenues by far has been a significant decline in personal income tax, down nearly 28%. Local government tax revenues look better with tax revenues down only 2.8%, due in large part to local governments’ reliance on stable property tax revenue. We expect income tax revenues to remain weak until the economy starts creating a significant number of new jobs. The worst is yet to come for property tax revenues that typically adjust to real estate values after a significant lag. We are closely watching these trends in recently exuberant real estate markets such as Florida, Nevada, Arizona, and California.

The Class A shares of your Fund produced a total return of 12.12% over the twelve-month period ended September 30, 2009 at NAV, compared to a 15.41% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Most of the dispersion in the returns can be attributed to your Fund’s underperformance during the fourth quarter of 2008, a period characterized by the investor flight to quality as exhibited by their exclusive preference for short-term, very high-quality bonds. Compared to your Fund, the Merrill Lynch 7-12 Year Municipal Bond Index is more of a high-grade index with heavy concentrations of state general obligation bonds, U.S. Government escrow bonds, and AAA-rated bonds, all of which excelled during the turbulent fourth quarter of 2008. In contrast, your Fund maintains a higher concentration of revenue bonds, A-rated bonds, and bonds with maturities as long as eighteen years. If credit spreads and term spreads continue to contract, as we’ve seen during most of 2009, we would expect to see performance move closer in line with that of the index.

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Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 45 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Percentages can and do vary. Data as of 9/30/09.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. 2009 has proven to be another strong year for our municipal bond funds. We believe this reflects our team’s competent approach to managing risk, its disciplined laddering process to bond investing, and its passionate pursuit of quality execution.

Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report     9

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2009

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.39%

University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A1/A+	$2,000,000	$2,094,160

ALASKA — 0.57%

Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A1/A+	2,470,000	2,690,102
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	NR/AA	365,000	389,104

ARIZONA — 2.25%

Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	NR/BBB+	4,640,000	4,981,922
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	Aa3/AA	1,000,000	1,139,610
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,615,000	2,471,358
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A3/A	2,000,000	2,007,400
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A3/A	500,000	502,370
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA-	400,000	493,860
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA-	500,000	653,705

CALIFORNIA — 7.19%

California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A2/A	1,000,000	1,040,550
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A3/A	2,740,000	2,845,380
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	2,000,000	2,276,560
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg Insurance)	NR/A	1,050,000	1,158,108
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022 (Project Area 1)	NR/A-	1,620,000	1,751,236
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024 (Project Area 1)	NR/A-	1,300,000	1,404,910
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	NR/NR	1,000,000	1,168,950
[a] Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	Baa1/A	2,140,000	1,327,528
Irvine Ranch Water District GO, 0.27% due 10/1/2041 put 10/1/2009 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1	700,000	700,000
Lee Lake Water District Community Facilities, 5.75% due 9/1/2023	NR/NR	3,000,000	2,616,570
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA) (AMT)	Aa3/AAA	1,120,000	1,187,771
M-S-R Energy Authority, 6.125% due 11/1/2029	NR/A	2,500,000	2,792,675
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	NR/A-	1,500,000	1,566,390
Mojave USD COP, 0% due 9/1/2021 (Insured: FSA)	NR/AAA	1,095,000	604,418
Mojave USD COP, 0% due 9/1/2023 (Insured: FSA)	NR/AAA	1,100,000	532,037
Redwood City, 0% due 7/15/2023 (Redevelopment; Insured: AMBAC)	NR/A-	2,060,000	1,016,734
San Diego County Regional Transportation, 0.40% due 4/1/2038 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-2	5,000,000	5,000,000
San Francisco City & County Airports, 6.50% due 5/1/2019 (International Airport)	A1/A	2,000,000	2,056,960

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa2/AA	$3,000,000	$1,994,700
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A1/A+	3,000,000	3,323,520
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A2/A	1,535,000	664,241
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	NR/BBB+	2,010,000	2,047,828

COLORADO — 5.84%

Adams County, 5.00% due 8/1/2014 (Brighton Community Hospital Association.; Insured: FHA 242; Natl-Re)	NR/A	1,000,000	1,086,180
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,300,293
Arvada IDRB, 5.60% due 12/1/2012 (Wanco Inc.; LOC: US Bank N.A.) (AMT)	NR/NR	370,000	369,312
Central Platte Valley Metropolitan District GO, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,018,200
Central Platte Valley Metropolitan District GO, 5.00% due 12/1/2031 put 12/1/2009 (LOC: BNP Paribas)	NR/AAA	3,995,000	4,022,645
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	NR/A	1,375,000	1,434,290
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	NR/BBB+	1,380,000	1,399,044
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: FGIC) (AMT)	A1/A+	5,000,000	5,248,550
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: FSA) (AMT)	Aa3/NR	2,555,000	2,615,835
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	606,530
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,546,114
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,096,380
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,233,705
Northwest Parkway Public Highway Authority, 0% due 6/15/2014 (Insured: FSA) (ETM)	Aa3/AAA	1,005,000	1,044,255
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: Assured Guaranty)	NR/AAA	1,125,000	1,281,544
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,514,350
Public Authority For Colorado Energy Gas Revenue, 6.125% due 11/15/2023 (Guaranty: Merrill Lynch)	A2/A	2,000,000	2,172,860
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	NR/AAA	1,370,000	1,722,419

CONNECTICUT — 0.25%

[b] Connecticut Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	NR/BBB-	1,350,000	1,332,612

DISTRICT OF COLUMBIA — 2.89%

District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aa2/AA	1,000,000	1,136,720
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A2/A	2,000,000	2,215,400
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A2/A	3,900,000	4,198,545
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A1/A+	3,000,000	3,517,080
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: Assured Guaranty)	Aa2/AAA	4,890,000	2,369,058
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: Assured Guaranty)	Aa2/AAA	5,000,000	2,275,100

FLORIDA — 11.19%

Broward County Housing Finance Authority MFR, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	215,000	217,374
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: FSA)	Aa3/AAA	1,000,000	1,075,450
Collier County Housing Finance Authority MFR, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,068,460
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	Baa1/A	1,080,000	1,100,401

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: Natl-Re)	Baa1/A	$305,000	$306,168
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	850,000	854,607
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,745,000	2,829,052
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aa3/AAA	2,560,000	2,728,832
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	720,000	830,650
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,521,773
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club
Apartments; Insured: Natl-Re)	Aaa/NR	415,000	444,361
Florida Housing Finance Corp. Homeowner Mtg, 4.80% due 1/1/2016	Aa1/AA+	265,000	273,742
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	Baa1/A	2,235,000	2,313,963
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,252,539
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,419,029
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	A1/AA-	1,000,000	1,077,160
Gainesville Utilities Systems Revenue, 0.45% due 10/1/2026 put 10/1/2009 (SPA: Suntrust Bank) (daily demand notes)	VMIG1/A-1+	3,500,000	3,500,000
Gainesville Utilities Systems Revenue, 0.45% due 10/1/2026 put 10/1/2009 (SPA: Suntrust Bank) (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,153,097
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	875,000	917,236
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa1/BBB	1,000,000	1,059,280
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: FGIC)	A3/A+	1,000,000	1,054,410
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	Baa1/NR	3,000,000	2,920,740
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,014,280
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	Aa3/AA-	1,000,000	1,097,970
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	A3/NR	1,000,000	979,420
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	Aa3/AA-	2,130,000	2,450,608
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A3/A	3,035,000	3,339,410
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: Assured Guaranty)	Aa2/AAA	2,600,000	2,864,706
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	A2/A+	1,000,000	1,111,570
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A2/A	440,000	482,244
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/BBB-	1,000,000	1,004,610
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A2/A	280,000	311,909
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	A1/NR	1,000,000	1,075,360
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,584,840
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,822,667
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: FGIC)	Aa3/AA+	2,750,000	3,351,205
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	Aa3/A	1,050,000	1,126,419
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	NR/A	1,135,000	1,152,218

GEORGIA — 0.23%

Atlanta Airport Revenue, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A1/A+	1,000,000	1,013,960
Georgia Municipal Electric Power Authority, 10.00% due 1/1/2010	A1/A+	230,000	234,908

HAWAII — 0.31%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	Baa1/A	1,645,000	1,704,121

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IDAHO — 0.93%

Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	Aa2/NR	$2,000,000	$2,028,800
Madison County Hospital Revenue, 5.25% due 9/1/2030	NR/BBB-	1,000,000	898,070
Madison County Hospital Revenue, 5.25% due 9/1/2037	NR/BBB-	2,500,000	2,154,025

ILLINOIS — 8.13%

Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A3/A-	1,210,000	1,248,224
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A1/A	3,000,000	3,082,560
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,400,000	1,448,748
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,340,000	995,674
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,270,239
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,231,380
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: Natl-Re)	Baa1/AA	2,860,000	2,974,600
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A3/A	1,000,000	1,068,520
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	Baa1/NR	1,000,000	1,022,530
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A3/A	1,000,000	1,049,710
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	NR/A	1,000,000	1,070,190
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	Aa3/AA	5,000,000	5,648,000
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/BBB-	1,220,000	1,071,587
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: Natl-Re)	Baa1/A	1,370,000	1,437,678
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	NR/A	230,000	261,413
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re)	Baa1/A	1,080,000	1,154,747
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,271,475
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	855,000	891,697
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aa3/AAA	1,015,000	1,079,493
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,300,000	2,205,493
Sherman Mtg, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,170,000	1,196,407
Sherman Mtg, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,600,000	1,634,896
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	A1/A	1,425,000	1,248,400
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: FSA)	NR/AAA	2,975,000	1,450,699
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	A3/NR	1,205,000	1,854,314
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	Aa3/A	1,590,000	1,434,419
Will County Community School District GO, 0% due 11/1/2011 (Insured: FSA)	Aa3/AAA	2,965,000	2,859,742

INDIANA — 5.30%

Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	908,577
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,362,453
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	Aa3/NR	2,495,000	2,756,775
Allen County Redevelopment District, 5.00% due 11/15/2018	A3/NR	1,560,000	1,665,815
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	NR/A+	1,000,000	1,087,540
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,426,212
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,257,560
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: Assured Guaranty)	Aa2/NR	2,290,000	2,529,626
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: Natl-Re/State Aid Withholding)	Baa1/A	1,020,000	994,633
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	NR/AA	2,000,000	2,254,420
Indiana Bond Bank Gas Program Revenue, 5.25% due 10/15/2020	Aa3/NR	5,000,000	5,409,850
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	A3/AAA	575,000	588,380
Lawrence MFR Redevelopment Authority, 5.40% due 6/1/2024 put 1/1/2018 (Pinnacle Apartments; Collateralized: FNMA) (AMT)	NR/AAA	1,500,000	1,501,320
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/AA-	1,000,000	1,100,020

Certified Annual Report     13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/AA-	$1,000,000	$1,079,850
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A	1,000,000	1,032,050
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: FGIC/State Aid Withholding)	NR/AA+	1,685,000	1,845,041

IOWA — 1.69%

Coralville COP, 5.25% due 6/1/2022	A3/NR	2,980,000	3,083,048
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aa3/AAA	635,000	683,597
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,018,280
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA	1,250,000	1,299,137
Iowa Finance Authority, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	1,000,000	1,033,320
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,051,960

KANSAS — 1.16%

Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	1,155,000	907,819
Wichita Hospital Revenue, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,255,482
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	A3/NR	1,030,000	1,152,683

KENTUCKY — 1.06%

Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	Baa1/A	2,665,000	2,848,032
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	Baa1/A	3,000,000	1,237,920
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: Assured Guaranty)	Aa2/AAA	1,500,000	1,655,925

LOUISIANA — 2.12%

Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	NR/A	1,000,000	1,077,880
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	Baa3/BBB-	1,500,000	1,506,105
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	3,084,810
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: FSA) (AMT)	Aa3/AAA	1,000,000	1,084,870
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: FSA)	Aa3/AAA	2,000,000	2,267,280
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/A+	1,300,000	1,414,413
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/A+	1,000,000	1,078,880

MARYLAND — 0.61%

Maryland Health & Higher Educational Facilities Authority, 0.41% due 7/1/2041 put 10/1/2009 (University of Maryland Medical Systems; LOC: Suntrust Bank) (daily demand notes)	VMIG1/A-2	3,300,000	3,300,000

MASSACHUSETTS — 1.36%

Massachusetts Health & Educational Facilities Authority, 0.27% due 8/15/2034 put 10/1/2009 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1	5,300,000	5,300,000
Massachusetts Health & Educational Facilities Authority, 0.27% due 12/1/2037 put 10/1/2009 (Museum of Fine Arts; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	700,000	700,000
Massachusetts Health & Educational Facilities Authority, 0.27% due 8/15/2040 put 10/1/2009 (Tufts University; SPA: JP Morgan Chase Bank) (daily demand notes)	VMIG1/A-1+	125,000	125,000
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: Natl-Re) (AMT)	Baa1/A	290,000	291,853
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: Natl-Re) (AMT)	Aa2/NR	950,000	951,834

MICHIGAN — 3.89%

Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	784,082
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: FSA)	Aa3/AAA	1,500,000	1,601,790

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl- Re)	A2/AA	$670,000	$728,759
Michigan Higher Education Student Loan Authority, 3.95% due 3/1/2011 (AMT)	A1/AA	750,000	724,365
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	928,260
Michigan Public Educational Facilities Authority, 8.50% due 9/1/2029 (Bradford Academy)	NR/BBB-	1,500,000	1,632,255
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: FSA)	Aa3/AAA	2,450,000	2,656,682
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A1/A+	6,000,000	2,466,540
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A1/A+	2,140,000	2,172,720
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	3,000,000	2,864,130
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,132,630
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A1/A	2,500,000	2,959,050
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP Transcon Builders)	NR/NR	520,000	506,418

MINNESOTA — 0.56%

Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,039,800
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	Baa1/BBB	1,965,000	1,988,148

MISSISSIPPI — 1.39%

Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,921,339
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: FSA)	Aa3/AAA	2,500,000	2,699,675
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: Syncora)	Baa2/NR	1,920,000	1,949,395
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: Syncora)	Baa2/NR	1,000,000	998,350

MISSOURI — 1.12%

Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	905,000	912,756
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,060,270
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	2,096,820
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	NR/A+	2,000,000	2,018,520

NEBRASKA — 0.38%

Adams County Hospital Authority, 5.00% due 12/15/2023 (Mary Lanning Memorial Hospital; Insured: Radian)	NR/A-	2,000,000	2,049,520

NEVADA — 0.66%

Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	1,019,240
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: FSA)	Aa2/AAA	2,600,000	2,552,264

NEW HAMPSHIRE — 1.93%

Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/BBB-	4,990,000	3,617,700
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 (United Illuminating Co.) (AMT)	Baa2/NR	1,000,000	1,076,370
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	1,017,640
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	Baa1/BBB	1,000,000	1,015,610
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,766,490

Certified Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NEW JERSEY — 0.03%

New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	$160,000	$160,843

NEW MEXICO — 0.26%

Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,411,283

NEW YORK — 1.87%

New York City GO, 0.31% due 8/1/2028 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	600,000	600,000
New York City GO, 0.31% due 4/1/2035 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/AA	1,600,000	1,600,000
New York City Municipal Water Finance Authority, 0.35% due 6/15/2032 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	2,000,000	2,000,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	851,979
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	949,875
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	A1/AA-	500,000	567,705
New York State Dormitory Authority, 0.28% due 7/1/2037 put 10/1/2009 (Cornell University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	3,600,000	3,600,000

NORTH CAROLINA — 0.14%

North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026 (AMT)	Aa2/AA	725,000	735,368

NORTH DAKOTA — 0.18%

Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	989,920

OHIO — 3.19%

Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,655,000	1,639,857
Deerfield Township Tax Increment, 5.00% due 12/1/2025	A3/NR	1,000,000	1,008,810
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	Aa1/NR	415,000	416,527
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aa3/NR	1,500,000	1,713,765
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	A1/AA-	1,435,000	1,509,448
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/AAA	165,000	110,921
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	Baa2/BBB	3,000,000	3,252,240
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 (Columbus Southern Power; Insured: Natl-Re) (AMT)	A3/BBB	1,500,000	1,556,655
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 (Columbus Southern Power; Insured: Natl-Re) (AMT)	A3/BBB	3,000,000	3,128,160
Ohio State Higher Educational Facilities, 0.30% due 8/1/2033 put 10/1/2009 (Kenyon College; SPA: Bank One Illinois) (daily demand notes)	VMIG1/A-1	1,700,000	1,700,000
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	1,200,000	1,302,672

OKLAHOMA — 1.56%

Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	NR/NR	1,125,000	1,085,873
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,339,841
Oklahoma State DFA, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Oklahoma Hospital Association; Insured: AMBAC)	Aa3/NR	825,000	880,910
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (OK Medical Research Foundation)	A1/NR	3,730,000	4,016,688
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	Aa2/AA	1,130,000	1,174,251

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
OREGON — 0.22%

Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/BBB	$800,000	$826,584
Oregon State Housing & Community Services Department SFMR, 5.35% due 7/1/2018 (AMT)	Aa2/NR	375,000	383,381

PENNSYLVANIA — 1.01%

Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa2/NR	1,400,000	1,442,350
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners) (AMT)	NR/BBB-	1,000,000	1,000,130
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	802,350
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aa3/NR	795,000	676,672
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aa3/NR	800,000	640,336
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	920,897

RHODE ISLAND — 0.64%

Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/BBB-	1,065,000	1,109,006
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Roger Williams Realty; Credit Support: FHA)	NR/A-	915,000	936,557
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,430,497

SOUTH CAROLINA — 3.96%

Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,155,520
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	2,037,532
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aa2/AAA	2,400,000	2,607,552
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,070,560
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,816,399
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,117,720
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: FSA)	Aa3/AAA	2,740,000	3,034,221
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: FSA)	Aa3/AAA	1,000,000	1,095,480
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	Aa1/NR	2,255,000	2,386,895
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	Aa1/NR	1,000,000	1,038,530
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aa2/AAA	2,855,000	3,166,709

SOUTH DAKOTA — 0.32%

South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A1/AA-	1,700,000	1,757,086

TENNESSEE — 2.12%

Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	NR/AAA	1,915,000	2,018,257
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	Baa1/A	2,500,000	2,454,525
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Ba3/BB+	7,000,000	7,040,950

Certified Annual Report     17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 11.93%

Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	Aa3/AA+	$2,180,000	$2,503,992
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,418,387
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	2,000,000	1,751,460
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: Natl-Re)	Baa1/NR	475,000	455,705
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: Natl-Re)	Baa1/NR	775,000	722,866
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: Natl-Re)	Baa1/NR	600,000	569,208
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: Natl-Re)	Baa1/NR	1,000,000	857,010
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: Natl-Re)	Baa1/NR	1,270,000	1,093,406
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing- Waterford)	Baa3/NR	2,000,000	1,752,160
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	Baa1/NR	1,035,000	926,087
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A3/A	1,300,000	1,407,016
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A3/A	2,300,000	2,468,429
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,720,592
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	A1/AA-	1,000,000	1,107,610
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	Baa3/BBB+	3,000,000	3,082,020
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A1/A+	1,000,000	1,128,270
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,985,000	2,303,823
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	15,000	11,349
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,464,466
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	748,018
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	710,417
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	673,954
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,367,824
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl Re)	A1/A	1,075,000	1,184,833
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	4,000,000	3,531,880
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A3/A+	2,040,000	2,181,392
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	1,530,000	1,558,320
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Baa1/A-	735,000	761,872
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Baa1/A-	500,000	517,215
Mission EDA, 6.00% due 8/1/2020 (Waste Management, Inc.) (AMT)	NR/BBB	3,000,000	3,213,450
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/NR	3,000,000	3,179,520
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/NR	2,575,000	2,675,760
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A2/A+	1,775,000	2,116,971
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/ Sunbelt)	A1/NR	3,500,000	3,769,815
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA	2,450,000	3,222,828
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	NR/BBB-	3,000,000	2,460,990
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,150,800
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: Natl-Re)	Aa1/AA	2,000,000	2,030,620

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. VIRGIN ISLANDS — 0.98%

Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	Baa3/BBB	$5,000,000	$5,347,350

UTAH — 0.47%

Salt Lake Valley Fire Services, 5.25% due 4/1/2020	Aa3/NR	1,250,000	1,428,437
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aa3/NR	1,000,000	1,098,200
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Credit Support: FHA) (AMT)	Aaa/AA	10,000	10,012

VIRGINIA — 0.53%

Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/BBB+	1,000,000	1,048,030
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	NR/A	795,000	798,426
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,000,000	1,029,010

WASHINGTON — 4.43%

King County Housing Authority, 5.20% due 5/1/2028 (Birch Creek Apts.)	NR/AAA	2,400,000	2,520,408
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	A3/NR	1,900,000	2,098,740
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: Natl-Re)	NR/A	2,690,000	2,740,303
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: Natl-Re)	Aa2/AA	1,735,000	1,789,930
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: Natl-Re)	Aa2/AA	1,945,000	2,000,491
Washington Health Care Facilities, 6.25% due 12/1/2021 (Group Health Co-op Puget Sound; Insured: Natl-Re)	Baa1/AA	3,775,000	3,778,511
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Health Systems; Insured: FSA)	Aa3/AAA	1,000,000	1,091,780
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	NR/A+	4,000,000	4,536,640
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/BBB-	500,000	505,675
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	1,040,000	1,043,505
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/BBB-	1,000,000	1,010,410
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA	1,000,000	980,270

WEST VIRGINIA — 0.30%

West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A2/A+	1,530,000	1,617,791

WISCONSIN — 0.49%

Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/BBB-	1,000,000	1,013,380
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC/GO of Authority)	Aa3/AA	1,635,000	1,654,047

TOTAL INVESTMENTS — 98.03% (Cost $513,046,900)			$532,621,963

OTHER ASSETS LESS LIABILITIES — 1.97%			10,694,835

NET ASSETS — 100.00%			$543,316,798

Certified Annual Report     19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi Family Revenue
OSF	Order of St. Francis
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

20    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2009

ASSETS
Investments at value (cost $513,046,900) (Note 2)	$532,621,963
Cash	294,226
Receivable for investments sold	6,806,063
Receivable for fund shares sold	1,953,809
Interest receivable	7,185,218
Prepaid expenses and other assets	32,369

Total Assets	548,893,648

LIABILITIES
Payable for securities purchased	2,502,030
Payable for fund shares redeemed	2,075,940
Payable to investment advisor and other affiliates (Note 3)	352,382
Accounts payable and accrued expenses	84,950
Dividends payable	561,548

Total Liabilities	5,576,850

NET ASSETS	$543,316,798

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,236)
Net unrealized appreciation on investments	19,575,063
Accumulated net realized gain (loss)	(5,277,097)
Net capital paid in on shares of beneficial interest	529,024,068

$543,316,798

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($337,036,717 applicable to 25,147,982 shares of beneficial interest outstanding - Note 4)	$13.40

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.67

Class C Shares:
Net asset value and offering price per share * ($80,570,690 applicable to 6,004,078 shares of beneficial interest outstanding - Note 4)	$13.42

Class I Shares:
Net asset value, offering and redemption price per share ($125,709,391 applicable to 9,391,792 shares of beneficial interest outstanding - Note 4)	$13.39

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report     21

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,415,879)	$26,507,138

EXPENSES:
Investment advisory fees (Note 3)	2,524,967
Administration fees (Note 3)
Class A Shares	381,108
Class C Shares	81,171
Class I Shares	67,987
Distribution and service fees (Note 3)
Class A Shares	762,216
Class C Shares	650,409
Transfer agent fees
Class A Shares	125,358
Class C Shares	33,451
Class I Shares	74,033
Registration and filing fees
Class A Shares	30,164
Class C Shares	22,085
Class I Shares	29,210
Custodian fees (Note 3)	122,506
Professional fees	43,978
Accounting fees	28,456
Trustee fees	17,620
Other expenses	40,842

Total Expenses	5,035,561
Less:
Expenses reimbursed by investment advisor (Note 3)	(95,670)
Distribution fees waived (Note 3)	(260,164)
Fees paid indirectly (Note 3)	(976)

Net Expenses	4,678,751

Net Investment Income	21,828,387

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(927,942)
Net change in unrealized appreciation (depreciation) of investments	37,279,718

Net Realized and Unrealized Gain	36,351,776

Net Increase in Net Assets Resulting From Operations	$58,180,163

See notes to financial statements.

22    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$21,828,387	$21,863,322
Net realized gain (loss) on investments	(927,942)	1,598,830
Increase (Decrease) in unrealized appreciation (depreciation) of investments	37,279,718	(31,001,380)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,180,163	(7,539,228)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,998,383)	(13,036,059)
Class C Shares	(2,592,017)	(2,065,179)
Class I Shares	(6,237,987)	(6,762,084)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	2,986,741	(5,176,838)
Class C Shares	16,101,754	8,496,598
Class I Shares	(54,649,369)	55,028,894

Net Increase in Net Assets	790,902	28,946,104

NET ASSETS:
Beginning of Year	542,525,896	513,579,792

End of Year	$543,316,798	$542,525,896

See notes to financial statements.

Certified Annual Report     23

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$532,621,963	$—	$532,621,963	$—

Total Investments in Securities	$532,621,963	$—	$532,621,963	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

Certified Annual Report     25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $78,521 for Class C shares and $17,149 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $1,464 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,703 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $260,164 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $976.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,285,883	$66,600,182	4,450,931	$58,138,441
Shares issued to shareholders in reinvestment of dividends	648,398	8,176,580	626,634	8,132,456
Shares repurchased	(5,770,790)	(71,790,021)	(5,480,272)	(71,447,735)

Net Increase (Decrease)	163,491	$2,986,741	(402,707)	$(5,176,838)

Class C Shares
Shares sold	2,555,789	$32,283,723	1,148,857	$14,986,114
Shares issued to shareholders in reinvestment of dividends	132,970	1,681,843	104,215	1,353,476
Shares repurchased	(1,431,411)	(17,863,812)	(599,797)	(7,842,992)

Net Increase (Decrease)	1,257,348	$16,101,754	653,275	$8,496,598

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	4,442,308	$55,720,365	8,563,318	$111,626,302
Shares issued to shareholders in reinvestment of dividends	367,683	4,621,413	339,488	4,395,192
Shares repurchased	(9,222,969)	(114,991,147)	(4,686,010)	(60,992,600)

Net Increase (Decrease)	(4,412,978)	$(54,649,369)	4,216,796	$55,028,894

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $74,423,003 and $123,550,635, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$513,063,946

Gross unrealized appreciation on a tax basis	$25,017,676
Gross unrealized depreciation on a tax basis	(5,459,659)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,558,017

At September 30, 2009, the Fund did not have any undistributed tax-exempt/ordinary income or undistributed capital gains.

At September 30, 2009, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $519,133. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$11,597
2012	4,297,982
2013	39,577
2017	391,762

$4,740,918

During the year ended September 30, 2009, $2,374,508 capital loss carryforwards from prior years expired.

In order to account for book/tax differences, the Fund decreased accumulated net realized investment loss by $2,374,508, decreased net capital paid in on shares of beneficial interest by $2,374,136 and increased distribution in excess of net investment income by $372. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted from the expiration of capital loss carryforwards and taxable market discount income.

Certified Annual Report     27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Tax exempt income	$21,748,297	$21,863,322
Ordinary income	80,090	—

Total distributions	$21,828,387	$21,863,322

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.47	$13.15	$13.30	$13.33	$13.48

Income from investment operations:
Net investment income (loss)	0.54	0.52	0.51	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.93	(0.68)	(0.15)	(0.03)	(0.15)

Total from investment operations	1.47	(0.16)	0.36	0.46	0.34

Less dividends from:
Net investment income	(0.54)	(0.52)	(0.51)	(0.49)	(0.49)

Change in net asset value	0.93	(0.68)	(0.15)	(0.03)	(0.15)

NET ASSET VALUE, end of year	$13.40	$12.47	$13.15	$13.30	$13.33

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	12.12	(1.33)	2.74	3.57	2.57
Ratios to average net assets:
Net investment income (loss) (%)	4.26	3.95	3.84	3.74	3.66
Expenses, after expense reductions (%)	0.98	0.96	0.99	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.98	0.95	0.98	0.99	0.99
Expenses, before expense reductions (%)	0.98	0.96	0.99	1.00	1.01

Portfolio turnover rate (%)	15.15	22.00	22.55	18.95	20.06

Net assets at end of year (thousands)	$337,037	$311,435	$333,800	$366,702	$362,783

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report     29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.48	$13.16	$13.31	$13.34	$13.50

Income from investment operations:
Net investment income (loss)	0.50	0.48	0.47	0.46	0.46
Net realized and unrealized gain (loss) on investments	0.94	(0.68)	(0.15)	(0.03)	(0.16)
Total from investment operations	1.44	(0.20)	0.32	0.43	0.30

Less dividends from:
Net investment income	(0.50)	(0.48)	(0.47)	(0.46)	(0.46)

Change in net asset value	0.94	(0.68)	(0.15)	(0.03)	(0.16)

NET ASSET VALUE, end of year	$13.42	$12.48	$13.16	$13.31	$13.34

RATIOS/SUPPLEMENTAL DATA

Total return (%)	11.90	(1.61)	2.48	3.31	2.24
Ratios to average net assets:
Net investment income (loss) (%)	3.99	3.67	3.59	3.49	3.41
Expenses, after expense reductions (%)	1.24	1.25	1.24	1.24	1.25
Expenses, after expense reductions and net of custody credits (%)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.76	1.75	1.78	1.78	1.80

Portfolio turnover rate (%)	15.15	22.00	22.55	18.95	20.06

Net assets at end of year (thousands)	$80,571	$59,243	$53,890	$55,497	$55,382

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.45	$13.13	$13.28	$13.31	$13.46

Income from investment operations:
Net investment income (loss)	0.57	0.56	0.55	0.54	0.53
Net realized and unrealized gain (loss) on investments	0.94	(0.68)	(0.15)	(0.03)	(0.15)
Total from investment operations	1.51	(0.12)	0.40	0.51	0.38

Less dividends from:
Net investment income	(0.57)	(0.56)	(0.55)	(0.54)	(0.53)

Change in net asset value	0.94	(0.68)	(0.15)	(0.03)	(0.15)

NET ASSET VALUE, end of year	$13.39	$12.45	$13.13	$13.28	$13.31

RATIOS/SUPPLEMENTAL DATA

Total return (%)	12.56	(1.02)	3.06	3.90	2.90
Ratios to average net assets:
Net investment income (loss) (%)	4.59	4.28	4.16	4.07	3.98
Expenses, after expense reductions (%)	0.66	0.64	0.67	0.67	0.67
Expenses, after expense reductions and net of custody credits (%)	0.66	0.63	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.68	0.64	0.73	0.75	0.77

Portfolio turnover rate (%)	15.15	22.00	22.55	18.95	20.06

Net assets at end of year (thousands)	$125,709	$171,848	$125,890	$89,589	$52,037

See notes to financial statements.

Certified Annual Report    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,097.10	$5.15
Hypothetical*	$1,000.00	$1,020.16	$4.96

Class C Shares
Actual	$1,000.00	$1,096.40	$6.52
Hypothetical*	$1,000.00	$1,018.85	$6.28

Class I Shares
Actual	$1,000.00	$1,099.70	$3.51
Hypothetical*	$1,000.00	$1,021.72	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.24%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund versus Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index (July 22, 1991 to September 30, 2009)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception

A Shares (Incep: 7/22/91)	9.91%	3.42%	4.29%	5.21%

C Shares (Incep: 9/1/94)	11.30%	3.57%	4.18%	4.37%

I Shares (Incep: 7/5/96)	12.56%	4.19%	4.83%	4.91%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, dividends paid by the Fund of $21,748,297 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Fund’s investment objectives. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering the quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year was lower than the average investment return for the category of municipal debt mutual funds for which calendar year returns were presented, but that the Fund’s investment returns had exceeded the average returns of the same category in most of the preceding ten calendar years, and that the Fund’s returns fell at or near the midpoint of the same category’s performance for the one-year, three-year, and five-year periods ended with the second quarter of the current year and similarly fell at or near the midpoint of performance of a second category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee for the Fund was slightly higher than the median and average management fee levels for the group of municipal debt funds assembled by the analyst firm, and that the Fund’s expense ratio was slightly higher than the median and slightly lower than the average expense ratio of the same group of funds, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2009 (Unaudited)

the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    41

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42    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Strategies for Building Real Wealth

Thornburg Strategic Municipal Income Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

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Thornburg Strategic Municipal Income Fund

In keeping with Thornburg's focus on risk management, not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions. With over 55 years of combined experience in the municipal market, we believe our portfolio team has the risk management expertise to effectively navigate this very diverse market.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages is current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Morningstar High Yield Municipal Fund Category – High-yield muni portfolios invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BBB and below.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Strategic Municipal Income Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 21, 2009

Dear Fellow Shareholder:

We are happy to present the Annual Report for the Thornburg Strategic Municipal Income Fund for the period ended September 30, 2009. The net asset value per Class A share of the Fund increased $1.92 to $13.86 since April 1, 2009, the Fund’s inception date. If you were invested for the entire period, you received dividends of 28.3 cents per share. If you reinvested your dividends, you received 28.5 cents per share. The dividend per share was lower for Class C shares and higher for Class I shares due to the varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	The municipal bond market, like most other fixed income markets, has regained some sense of normalcy since the massive dislocations of 2008. This market turbulence was brought about by the collapse or sale of several major Wall Street investment banks, forced selling of municipal bonds by hedge funds who lost their access to funding (deleveraging), and continued issuance of municipal debt by issuers who were trying to reverse ill-conceived financing structures that were draining cash from their institutions at an alarming rate. The shareholders of the Thornburg Strategic Municipal Income Fund have benefitted from their decision to invest in a fund structured to exploit these turbulent times. We believe we are well positioned to continue to pursue the Fund’s primary goal, which is a high level of current income exempt from federal, state, and local income taxes (although a portion of the Fund’s income may be subject to the alternative minimum tax, ordinary income tax, or capital gains tax).

Christopher Ryon, CFA Co-Portfolio Manager

The Class A shares of the Thornburg Strategic Municipal Income Fund generated a total return of 18.65% (at NAV) from the Fund inception of April 1, 2009 through September 30, 2009. The Merrill Lynch Municipal Master Index, a broad measure of the municipal bond market, produced a total return of 10.83%. The total return of the Morningstar High Yield Municipal Fund category, a broad measure of lower credit quality mutual funds, produced an average total return of 23.81%.

At the end of 2008, the municipal bond market was undergoing some very painful fundamental changes. The financial meltdown started by the housing crisis and exacerbated by the degree of leverage that had built up in the financial system had begun to spread to other segments of the financial markets long thought isolated from these forces. Once, approximately 50% of the new issue municipal market carried an Aaa/AAA credit rating due to municipal bond insurance. As these companies collapsed under the weight of investments in mortgage-backed securities and the liabilities of new insurance policies written on mortgage-backed securities, the value of the municipal bond insurance evaporated along with their Aaa/AAA ratings. Municipal issuers who had financed long-term capital projects through issuing money market eligible securities

Certified Annual Report    5

Letter to Shareholders,

Continued

(yes, through the use of a municipal bond insurance policy wrapper) could no longer access this funding vehicle and were forced to pay onerous penalty rates on their debt. Their only solution was to refinance their old debt with new municipal debt of a maturity structure that fit the life of the underlying project.

Municipal issuers were not the only market participants who sought a competitive advantage by borrowing from municipal money market funds. Hedge funds, some mutual funds, and proprietary trading desks in Wall Street investment banks purchased long-term municipal bonds with borrowed money. This was accomplished through the magic of financial engineering and the use of a municipal bond insurance policy wrapper. As the short-term market froze up, these market participants were forced to liquidate the positions at any price. At their peak, these participants controlled approximately 10% of the outstanding long-term municipal debt in the market.

Finally, state and local economies began to deteriorate and large budget deficits began to open up. The states that were impacted first were the ones that enjoyed the largest impact of the real estate boom; including California, Florida, Arizona, and Nevada. As the real estate crisis spread, the Federal Reserve Bank of Philadelphia reported in August 2009 that 49 states had declining economies as measured by the number posting lower state-coincident economic index indicators versus three months earlier. Income and sales taxes are declining at a 15% and 6% rate, respectively, on a four quarter average percent change.

By the end of 2008, the stage was set for a classic “flight to quality” in the municipal market. The bonds bearing the least credit risk performed the best and the prices of the out-of-favor segments of the market reflected the worst fears of market participants. At the end of 2008, we estimated the implied default rate of investment-grade municipal bonds, given current market prices, to be around 25%. The actual default rate for investment-grade municipal bonds for the period between 1986–2008 as calculated by Standard and Poor’s, Inc. is 0.09%. For those of you who are asking yourselves if it is different this time, the March 12, 2009 issue of The Wall Street Journal provided some insight when it reported in “Municipals Reflect the State We’re In” by Liam Denning:

“In any case, a study by Prof. George Hempel found the default rate on muni bonds across the period of 1929–37 was 16.2% of outstanding debt. The estimated loss rate, however, was a mere 0.5%. Bondholders involved in the Orange County, Calif., default of 1994 – the largest ever – recovered 100% of principal and interest.”

So what has changed? Market participants seemed to become more comfortable with taking risk. The economy, although stressed, seemed to have backed away from the abyss. The yield of a ten-year Treasury bond rose from the nearly 2.00% level it achieved at year end 2008. Yields on 10-year AAA General Obligation municipal bonds began a long move lower to a more normal relationship. The AAA General Obligation municipal bond yielded almost 200% of a maturity-equivalent Treasury bond at the end of 2008, and as of September 2009 that relationship stood at 88.6%.

The Federal Reserve, through extremely low short-term interest rates, has nudged market participants to take more risk in their investing. Municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Where did that money go? Much of it appears to have moved into municipal bond funds; assets in municipal bond funds increased by almost $52 billion since the end of 2008.

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The supply of newly issued tax-exempt municipal bonds has been reduced through the Federal Government’s “Build America Bond” program which provides municipal bond issuers a direct 35% subsidy of their interest cost if they issue taxable bonds versus municipal bonds. This has been a very successful program, draining approximately $34.9 billion of tax-exempt municipal supply into the taxable market from April 15 through September 30, 2009. The reduced supply has further supported municipal bond prices lately.

This was the environment in which the Thornburg Strategic Municipal Income Fund began its existence, when we launched it on April 1, 2009. It has been an environment in which investors were well rewarded for their willingness to accept risk. Thank you very much for investing in the Thornburg Strategic Municipal Fund. We believe that the Thornburg Strategic Municipal Income Fund continues to be an appropriate investment for those looking for an attractive yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management, Inc. will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

George Strickland	Josh Gonze	Christopher Ryon, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2009

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ARIZONA — 3.73%

Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	Baa2/BBB-	$500,000	$522,675
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	NR/BBB+	100,000	107,369
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	80,000	79,885
Salt Verde Financial Corp., 5.25% due 12/1/2028	A3/A	235,000	236,114
University Medical Center Corp., 6.25% due 7/1/2029	Baa1/BBB+	100,000	107,784
University Medical Center Corp., 6.50% due 7/1/2039	Baa1/BBB+	200,000	215,232

CALIFORNIA — 14.63%

California State Public Works Board, 6.25% due 4/1/2034	Baa2/A-	100,000	108,474
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	NR/A-	500,000	541,110
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	NR/A-	650,000	617,591
Irvine Ranch Water District GO, 0.27% due 10/1/2041 put 10/1/2009 (Community Facilities District; LOC: Bank of America) (daily demand notes)	VMIG1/A-1	200,000	200,000
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	424,945
Los Angeles COP, 5.70% due 2/1/2018	Baa2/NR	850,000	850,756
M-S-R Energy Authority, 6.50% due 11/1/2039	NR/A	1,000,000	1,159,330
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways)	NR/A-	300,000	311,595
Oak Park USD GO, 0% due 8/1/2030 (Insured: FSA)	Aa3/AAA	500,000	144,420
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A2/A	435,000	245,997
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	NR/A-	250,000	261,618
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs; Insured: Assured Guaranty)	NR/AAA	100,000	107,477

COLORADO — 5.17%

Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	NR/A	100,000	104,312
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	Baa3/BBB-	250,000	219,688
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	NR/BBB	1,100,000	1,055,351
Park Creek Metropolitan District, 6.375% due 12/1/2037 (Senior Property Tax Support; Insured: Assured Guaranty)	NR/AAA	100,000	113,324
Public Authority For Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue; Guaranty Agreement: Merrill Lynch & Co.)	A2/A	250,000	265,827

CONNECTICUT — 2.91%

[a] Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	NR/BBB-	1,000,000	988,940

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
DISTRICT OF COLUMBIA — 1.62%

Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: Assured Guaranty)	Aa2/AAA	$1,500,000	$549,180

FLORIDA — 2.13%

Capital Trust Agency MFR, 5.875% due 6/1/2038 (American Opportunity Housing)	B2/NR	380,000	206,822
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	Baa1/NR	340,000	326,526
Santa Rosa Bay Bridge Authority, 0% due 7/1/2013 (Insured: Radian-IBCC)	B3/BBB-	100,000	55,100
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	150,000	137,007

GEORGIA — 2.68%

Atlanta Water & Waste Water Revenue, 6.25% due 11/1/2034	Baa1/A	500,000	551,095
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A2/A	350,000	358,571

GUAM — 3.22%

Guam Government, 5.75% due 12/1/2034 (Section 30)	NR/BBB-	500,000	523,075
Guam Government GO, 7.00% due 11/15/2039	NR/B+	520,000	572,676

HAWAII — 0.88%

Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	Baa1/AA	300,000	300,090

IDAHO — 0.51%

Madison County Hospital Revenue COP, 5.25% due 9/1/2037	NR/BBB-	200,000	172,322

ILLINOIS — 3.45%

Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	100,000	103,482
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	Baa1/NR	625,000	639,081
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare Systems)	A2/A	330,000	335,109
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	100,000	95,891

INDIANA — 0.29%

Indiana Bond Bank, 5.25% due 10/15/2020 (Gas Revenue Program)	Aa3/NR	90,000	97,377

KENTUCKY — 5.61%

Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	Baa1/A	365,000	185,811
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	Baa1/A	2,490,000	1,186,933
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	Baa2/BBB+	500,000	534,750

LOUISIANA — 1.57%

Ernest N. Morial-New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	NR/BBB	200,000	195,802
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	Baa3/BBB-	120,000	110,214
Orleans Parish School Board GO, 0% due 2/1/2015 (Insured: FGIC)	NR/NR	320,000	228,950

MAINE — 1.15%

Bucksport Solid Waste Disposal, 4.00% due 3/1/2014 (International Paper)	Baa3/BBB	400,000	390,784

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MARYLAND — 0.59%

Maryland Health & Higher Educational Facilities, 0.41% due 7/1/2041 put 10/1/2009 (University of Maryland Medical Services; LOC: Suntrust Bank) (daily demand notes)	VMIG1/A-2	$200,000	$200,000

MASSACHUSETTS — 2.52%

Massachusetts Development Finance Agency, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	Baa2/A-	200,000	215,360
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	NR/AA	500,000	542,610
Massachusetts Health & Educational Facilities Authority, 0.27% due 8/15/2034 put 10/1/2009 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1	100,000	100,000

MICHIGAN — 10.78%

Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA-CBI)	NR/NR	90,000	87,442
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	NR/BBB-	500,000	546,350
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Heatlhcare Corp.)	A1/NR	1,000,000	1,006,180
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	650,000	620,562
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A2/A	150,000	150,093
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	NR/A-	300,000	317,889
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	NR/BBB-	985,000	938,094

MINNESOTA — 1.29%

St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	Baa1/BBB	100,000	99,705
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	390,000	339,464

NEVADA — 1.50%

Mesquite Redevelopment Agency Tax Allocation, 7.375% due 6/1/2024	NR/A-	500,000	511,310

NEW MEXICO — 1.29%

Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	438,658

NEW YORK — 6.36%

[b] Hempstead Industrial Development Agency, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa2/BB+	1,000,000	997,280
New York City GO, 0.31% due 8/1/2028 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	700,000	700,000
New York State Dormitory Authority, 0.28% due 7/1/2037 put 10/1/2009 (Cornell University; SPA: Bank of America N.A.) (daily demand notes)	VMIG1/A-1+	465,000	465,000

OHIO — 4.96%

Buckeye Tobacco Settlement Financing Authority, 6.50% due 6/1/2047	Baa3/BBB	1,000,000	889,550
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	100,000	99,085
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	Baa2/BBB	150,000	161,208
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	Baa1/BBB	500,000	535,720

OREGON — 2.81%

Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	955,470

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 3.53%

Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	$220,000	$210,531
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners) (AMT)	NR/BBB-	540,000	540,070
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	Ba1/BBB-	450,000	448,349

RHODE ISLAND — 0.30%

Rhode Island Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/BBB-	100,000	101,386

SOUTH DAKOTA — 2.29%

South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A1/AA-	750,000	778,185

TENNESSEE — 1.77%

Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	Baa1/A	100,000	104,366
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	Ba3/BB+	500,000	498,440

TEXAS — 2.68%

Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	Baa3/BB+	300,000	234,765
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	Baa1/NR	100,000	89,477
Bexar County Housing Finance Corp. MFR, 5.80% due 1/1/2031 (American Opportunity Housing; Insured: Natl Re)	Baa1/NR	150,000	126,158
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	Baa3/BBB	100,000	100,973
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/NR	100,000	103,913
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A2/A	40,000	41,804
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	NR/BBB-	100,000	87,687
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	NR/BBB-	155,000	127,151

U.S. VIRGIN ISLANDS — 2.01%

Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	Baa3/BBB	500,000	533,750
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	Baa2/NR	150,000	151,108

VIRGINIA — 4.93%

Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	653,421
Virginia College Building Authority, 5.00% due 9/1/2016 (Hampden-Sydney College)	NR/A	500,000	503,110
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	521,365

WISCONSIN — 2.06%

Wisconsin Health & Educational Facilities Authority, 5.40% due 8/15/2013 (Sorrowful Mother Corp.; Insured: Natl-Re)	Baa1/A+	700,000	701,037

TOTAL INVESTMENTS — 101.22% (Cost $31,507,928)			$34,420,538

LIABILITIES NET OF OTHER ASSETS — (1.22)%			(414,094)

NET ASSETS — 100.00%			$34,006,444

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MFR	Multi Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Standby Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2009

ASSETS
Investments at value (cost $31,507,928) (Note 2)	$34,420,538
Cash	284,394
Receivable for investments sold	400,035
Receivable for fund shares sold	474,211
Receivable from investment advisor	4,770
Interest receivable	416,494
Prepaid expenses and other assets	13,926

Total Assets	36,014,368

LIABILITIES
Payable for securities purchased	1,940,939
Payable for fund shares redeemed	977
Accounts payable and accrued expenses	36,450
Dividends payable	29,558

Total Liabilities	2,007,924

NET ASSETS	$34,006,444

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,026)
Net unrealized appreciation on investments	2,912,610
Accumulated net realized gain (loss)	80,474
Net capital paid in on shares of beneficial interest	31,016,386

$34,006,444

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($11,761,325 applicable to 848,713 shares of beneficial interest outstanding - Note 4)	$13.86

Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.14

Class C Shares:
Net asset value and offering price per share * ($3,683,584 applicable to 265,531 shares of beneficial interest outstanding - Note 4)	$13.87

Class I Shares:
Net asset value, offering and redemption price per share ($18,561,535 applicable to 1,338,400 shares of beneficial interest outstanding - Note 4)	$13.87

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS
Thornburg Strategic Municipal Income Fund	For the period from commencement of operations on
April 1, 2009 through September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,720)	$488,983

EXPENSES:
Investment advisory fees (Note 3)	61,980
Administration fees (Note 3)
Class A Shares	2,986
Class C Shares	818
Class I Shares	2,610
Distribution and service fees (Note 3)
Class A Shares	5,972
Class C Shares	6,585
Transfer agent fees
Class A Shares	4,235
Class C Shares	3,840
Class I Shares	4,205
Registration and filing fees
Class A Shares	21,376
Class C Shares	21,143
Class I Shares	21,570
Custodian fees (Note 3)	17,792
Professional fees	20,719
Accounting fees	306
Trustee fees	381
Other expenses	26,118

Total Expenses	222,636
Less:
Expenses reimbursed by investment advisor (Note 3)	(77,135)
Investment advisory fees waived by investment advisor (Note 3)	(51,215)
Distribution fees waived (Note 3)	(2,634)

Net Expenses	91,652

Net Investment Income	397,331

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	80,474
Net change in unrealized appreciation (depreciation) of investments	2,912,610

Net Realized and Unrealized Gain	2,993,084

Net Increase in Net Assets Resulting From Operations	$3,390,415

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

For the period from commencement of operations on April 1, 2009 through September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$397,331
Net realized gain (loss) on investments	80,474
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,912,610

Net Increase (Decrease) in Net Assets Resulting from Operations	3,390,415

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(113,802)
Class C Shares	(29,017)
Class I Shares	(257,538)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	10,808,011
Class C Shares	3,417,545
Class I Shares	16,790,830

Net Increase in Net Assets	34,006,444

NET ASSETS:
Beginning of Period	—

End of Period	$34,006,444

See notes to financial statements.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS
Thornburg Strategic Municipal Income Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$34,420,538	$—	$34,420,538	$—

Total Investments in Securities	$34,420,538	$—	$34,420,538	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2009, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2009 the Advisor voluntarily waived investment advisory fees

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

of $51,215. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $25,225 for Class A shares, $25,061 for Class C shares and $26,849 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund's shares. For the period ended September 30, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $823 from the sale of Class A shares, and collected no contingent deferred sales charges from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended September 30, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $2,634 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* September 30, 2009
	Shares	Amount
Class A Shares
Shares sold	850,895	$10,837,932
Shares issued to shareholders in reinvestment of dividends	7,045	92,971
Shares repurchased	(9,227)	(122,892)

Net Increase (Decrease)	848,713	$10,808,011

Class C Shares
Shares sold	264,135	$3,399,093
Shares issued to shareholders in reinvestment of dividends	1,396	18,452
Shares repurchased	—	—

Net Increase (Decrease)	265,531	$3,417,545

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009

	Period Ended* September 30, 2009
	Shares	Amount
Class I Shares
Shares sold	1,383,622	$17,417,043
Shares issued to shareholders in reinvestment of dividends	13,885	181,497
Shares repurchased	(59,107)	(807,710)

Net Increase (Decrease)	1,338,400	$16,790,830

*	Fund commenced operations on April 1, 2009.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $32,321,797 and $2,618,162, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$31,507,928

Gross unrealized appreciation on a tax basis	$2,917,948
Gross unrealized depreciation on a tax basis	(5,338)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,912,610

Distributable earnings – ordinary income	$80,474

At September 30, 2009, the Fund did not have any undistributed tax-exempt income.

The tax character of distributions paid during the period ended September 30, 2009, was as follows:

2009
Distributions from:
Tax exempt income	$377,011
Ordinary income	23,346

Total distributions	$400,357

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Strategic Municipal Income Fund

	Period Ended September 30, 2009(a)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investments	1.91
Total from investment operations	2.20

Less dividends from:
Net investment income	(0.28)

Change in net asset value	1.92

NET ASSET VALUE, end of period	$13.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	18.65
Ratios to average net assets:
Net investment income (loss) (%)	4.71	(c)
Expenses, after expense reductions (%)	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25	(c)
Expenses, before expense reductions (%)	2.92	(c)

Portfolio turnover rate (%)	14.37

Net assets at end of period (thousands)	$11,761

(a)	Fund commenced operations on April 1, 2009.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Municipal Income Fund

	Period Ended September 30, 2009(a)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.27
Net realized and unrealized gain (loss) on investments	1.93
Total from investment operations	2.20

Less dividends from:
Net investment income	(0.27)

Change in net asset value	1.93

NET ASSET VALUE, end of period	$13.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	18.58
Ratios to average net assets:
Net investment income (loss) (%)	4.40	(c)
Expenses, after expense reductions (%)	1.55	(c)

Expenses, after expense reductions and net of custody credits (%)	1.55	(c)
Expenses, before expense reductions (%)	6.40	(c)(d)

Portfolio turnover rate (%)	14.37

Net assets at end of period (thousands)	$3,684

(a)	Fund commenced operations on April 1, 2009.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Municipal Income Fund

Class I Shares:	Period Ended September 30, 2009(a)

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.31
Net realized and unrealized gain (loss) on investments	1.92
Total from investment operations	2.23

Less dividends from:
Net investment income	(0.30)

Change in net asset value	1.93

NET ASSET VALUE, end of period	$13.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	18.87
Ratios to average net assets:
Net investment income (loss) (%)	4.90	(c)
Expenses, after expense reductions (%)	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)
Expenses, before expense reductions (%)	2.12	(c)

Portfolio turnover rate (%)	14.37

Net assets at end of period (thousands)	$18,561

(a)	Fund commenced operations on April 1, 2009.
(b)	Not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

22    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period April 1, 2009 (commencement of operations) through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

Certified Annual Report    23

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,186.50	$6.85
Hypothetical*	$1,000.00	$1,018.80	$6.33

Class C Shares
Actual	$1,000.00	$1,185.80	$8.49
Hypothetical*	$1,000.00	$1,017.30	$7.84

Class I Shares
Actual	$1,000.00	$1,188.70	$5.43
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is currently available for the period from the Fund’s commencement of investment operations on April 1, 2009 through June 30, 2009, and will hereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009 dividends paid by the Fund of $377,011 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 17, 2008. The Trustees reviewed and approved the continuance of the agreement again on September 14, 2009.

In considering their initial approval of the advisory agreement for the Fund, the Trustees noted their observations and findings in the annual evaluation they had conducted at their previous meeting respecting the Advisor’s services for the other Funds of the Trust and fee levels for those services, and evaluated the Advisor’s proposed management of the Fund, the experience and expertise of the Advisor’s personnel, the Advisor’s successful pursuit of the objectives of other Funds of Thornburg Investment Trust and the quality of the service provided to those Funds by the Advisor, the proposed investment approach and policies for the Fund, the proposed fees and expenses for the Fund, and other factors, and unanimously approved the advisory agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, and in accordance with their established practice, the independent Trustees met in July 2009 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 14, 2009 the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

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OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the period since the Fund’s commencement of investment operations in April of 2009. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objective. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, and (iii) the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to broad-based securities indices.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

The matters considered demonstrated to the Trustees that the Advisor had pursued the Fund’s stated objective since the commencement of the Fund’s investment operations. Respecting the Fund’s investment performance, the Trustees observed (among other matters) that the Fund’s investment return since its inception in April had exceeded the average returns for the two municipal debt mutual fund categories selected by independent mutual fund analyst firms. The Trustees also observed that the Fund’s investment returns had met or exceeded reasonable expectations, given the investment objective of the Fund.

The Trustees concluded, based upon these and other observations, that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a substantial portion of its management fee, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was higher than the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the Fund was in the first period of its operations and the Advisor had waived virtually all of its management fee, but that the differences between the expense ratios were not significant in view of the Advisor’s fee waivers and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

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OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered a report comparing the profitability of the Advisor to other investment management firms. The Trustees recognized that the Fund’s profitability to the Advisor was likely to be limited in the initial periods of the Fund’s operations. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH1978

Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

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Important Information

The information presented on the following pages is current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa.

The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bonds – Obligations, also known as “put bonds” or “puttable securities,” that grant the bondholder the right to require the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option, or tender option, right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis.

Lease-Backed Bonds – Bonds issued by a municipality or state that are secured by the payments made on leased assets.

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Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.00%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	8.50%	4.30%	3.38%	3.70%	4.83%
With sales charge	6.88%	3.79%	3.07%	3.55%	4.76%

30-DAY YIELDS, A SHARES

As of September 30, 2009

Annualized Distribution Rate	SEC Yield
3.26%	2.15%

Without fee waivers and expense reimbursements, the 30-day SEC yield would have been 2.13% and the Annualized Distribution Rate would have been 3.24%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	A+

Number of Bonds	111

Duration	3.5 Yrs

Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Annual Report.

THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A Shares as of September 30, 2009

We are often asked to compare Thornburg California Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg California Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg California Limited Term Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg California Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by California tax-exempt money market funds are generally exempt from federal income tax and, for residents of California, state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg California Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg California Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper California Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report.     5

Thornburg California Limited Term Municipal Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 20, 2009

Dear Shareholder:

We are pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 60 cents per share to $13.09 during the twelve months ended September 30, 2009. If you were with us for the entire period, you received dividends of 44.0 cents per share; if you reinvested your dividends, you received 44.7 cents per share. Dividends per share were lower for Class C and higher for Class I to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	In last year’s annual report letter, we wrote about the massive deleveraging of the municipal market, evidenced by the unwinding of tender option bond programs and investors’ mass exodus out of high-risk investment strategies employing leverage and other speculative strategies. The forced liquidation of assets placed inordinate supply into a market already reeling from the effects of the mortgage and banking crisis. Compounding matters was the downgrade of nearly all AAA-rated municipal bond insurers that provided credit enhancement to nearly half of all bonds outstanding, including the two largest insurers AMBAC and MBIA. Investor scrutiny over the ratings agencies led many investors to question whether they should be participating in the municipal market at all; and who could blame them given the deluge of negative headline press directed at the municipal market? These events caused 2008 to be one of the worst performing years on record for the municipal market, and we were quite pleased to see positive returns in your Fund for 2008 given that many bond funds experienced double-digit negative returns.

Christopher Ihlefeld Co-Portfolio Manager

Today’s municipal market reflects an impressive rebound from where we were this time last year. Municipal sectors that were hit the hardest in 2008 – health care, lease-backed bonds, and industrial development revenue bonds – have been among the best performing sectors in 2009. This has helped your Fund’s performance, as we have market over-weights in each of these sectors. Revenue bonds in general have outperformed all other broad sectors of the market. State general obligation and government-backed pre-refunded bonds, sectors in which we are under-weighted and that led the pack in 2008, have lagged revenue bonds by a substantial margin in 2009. Your Fund’s comparatively higher exposure to strong middle-tier investment grade credits (single-A rated bonds) has also helped your Fund’s performance this year, as credit spreads have contracted from their recent peak in 2008, and investors have been compensated for in-depth credit research.

For years, credit research was overshadowed in our industry by the simplicity and dominance of bond insurance. A prevalent, though misguided, understanding that the use of municipal

Certified Annual Report     7

Letter to Shareholders,

Continued

insurance could effectively eliminate credit risk led to the diminished value of financial analysis in favor of financial engineering. Talent was directed to craft complex hedging strategies to generate attractive returns. As bond insurance lost most of its relevance following a string of downgrades, the market understandably has a renewed interest in credit research. While credit research represents a lost art to some in our industry, we have emphasized credit research from the Fund’s inception and will continue our time honored tradition of bottom-up credit research well into the future.

Market liquidity has greatly improved with the passage of the American Reinvestment and Recovery Act, which pledged $144 billion in state and local government fiscal relief. The passage of this act in February 2009 spurred investors back into the municipal bond market as bond investors gained confidence in the federal government’s support of state and local governments. Other supportive factors include stabilization among major investment banks, healthy volume of new issues, and strong retail demand. We’ve even seen reasonable appetite for lower-rated, higher-yielding municipal credits as high-yield funds have garnered capital. The municipal market otherwise appears quite orderly with a steady supply of new issuance, strong demand coming from retail investors, and an active secondary market.

Yields of late have trended lower, attributable in large part to a compelling surge in demand for municipal bonds. The months leading up to the current fiscal year end saw a significant migration of investor assets out of oppressively low yielding money market funds into short and intermediate bond funds. For example, municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Municipal bond funds have grown by $52 billion during this period, nearly four times the annual average over the last twenty years. If this disintermediation trend continues we would expect it to have a positive effect on bond prices in the months ahead.

The State of California continues to face uncertainty over its economic future. With unemployment above 12%, state tax revenues down nearly 14%, and a budget deficit projected to reach $56 billion over the next three years, we do expect to see more challenges in the years ahead. Despite these challenges, we believe the state will continue to meet its obligation to bondholders. State borrowing seems to go on unimpeded despite its having the lowest investment rating among all fifty states. Local governments within the state are faring much better as property taxes, the mainstay revenue source for cities and counties, have been reasonably stable. At this time, your Fund is substantially under-weighted in California State general obligation bonds, favoring a diverse mix of revenue and general obligation bonds from cities, counties, and other municipalities throughout the State.

The Class A shares of your Fund produced a total return of 8.50% over the twelve-month period ended September 30, 2009 at NAV, compared to a 11.01% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last year, the yield curve has moved lower in a somewhat parallel fashion. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds whose maturities are shorter than five years. Since shorter maturity bonds generally underperformed, the Fund experienced some underperformance relative to the index.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 100 municipal obligations from various municipal sectors and geographic regions within the State of California. We ladder the maturity dates of the

8    Certified Annual Report

bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. 2009 has proven to be another strong year for our municipal bond funds. We believe this reflects our team’s competent approach to managing risk, its disciplined laddering process to bond investing, and its passionate pursuit of quality execution.

Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2009

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$454,266
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	478,009
Alameda County COP, 5.375% due 12/1/2010 (Insured: Natl-Re)	A2/NR	2,000,000	2,070,640
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	NR/AA-	1,830,000	2,118,426
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	Baa1/A+	1,150,000	1,295,739
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	Aa3/AA	2,075,000	2,421,815
Calexico USD GO, 6.75% due 9/1/2017	NR/BBB+	3,060,000	3,266,305
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	A2/NR	1,500,000	1,572,960
California HFA, 5.25% due 10/1/2013 (Providence Health)	Aa2/AA	650,000	726,356
California HFA, 6.00% due 10/1/2018 (Providence Health)	Aa2/AA	500,000	595,815
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: FSA) (AMT)	Aa2/AAA	1,000,000	1,008,100
California Housing Finance Agency, 9.875% due 2/1/2017	Aa3/AA-	1,345,000	1,370,151
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: FSA) (AMT)	Aa2/AAA	980,000	995,425
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: FSA) (AMT)	Aa2/AAA	1,000,000	984,320
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	500,000	504,340
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	572,075
California Municipal Finance Authority, 3.45% due 9/1/2014 (Waste Management, Inc.)	NR/BBB	1,250,000	1,251,125
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A2/A	2,500,000	2,809,525
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A3/A	2,000,000	2,076,920
California PCR Solid Waste Disposal, 6.75% due 7/1/2011 (North County Recycling Center) (ETM)	Aaa/NR	980,000	1,047,346
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	Baa3/BBB	1,620,000	1,629,493
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	Baa2/A	2,000,000	2,006,580
California State GO, 5.75% due 10/1/2010 (Insured: FSA)	Aa3/AAA	1,000,000	1,044,390
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC-TCRS)	Baa1/A	230,000	233,657
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	360,000	371,095
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	A1/A-	500,000	500,950
California State Public Works Board Lease, 5.25% due 12/1/2014	Baa2/A-	1,525,000	1,542,659
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Baa3/A-	2,000,000	2,154,640
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	Aa2/AA-	1,000,000	1,091,200
California Statewide Community Development Authority, 5.00% due 7/1/2010 (Huntington Memorial Hospital)	NR/A+	1,000,000	1,020,450
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	Baa1/NR	1,215,000	1,261,219
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	NR/A	750,000	825,592
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: Natl-Re)	A2/A	430,000	463,587

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A1/A	$2,125,000	$2,186,476
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	NR/A-	1,050,000	1,151,094
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	NR/A	830,000	890,416
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A1/A+	1,000,000	1,118,360
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	NR/A-	1,260,000	1,350,544
City of Woodland GO, 2.50% due 6/30/2010 (Anticipation Notes)	NR/SP-1+	1,900,000	1,919,779
Corona Norco USD GO, 0% due 9/1/2017 (Insured: FSA)	Aa3/AAA	1,595,000	1,188,163
Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	NR/A-	1,815,000	1,772,638
Desert Sands USD COP, 5.25% due 3/1/2014 (School Improvements)	A2/A+	1,745,000	1,876,905
Desert Sands USD COP, 5.00% due 3/1/2017 (School Improvements)	A2/A+	1,500,000	1,592,565
Escondido USD GO, 6.10% due 11/1/2011 (Insured: Natl-Re)	Baa1/A	500,000	502,330
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	Baa2/A	735,000	805,075
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	1,315,000	1,316,617
Inland Valley Development Agency, 5.25% due 4/1/2012	NR/A	1,490,000	1,557,899
Irvine Ranch Water District, 0.028% due 4/1/2033 put 10/1/2009 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1	675,000	675,000
Irvine Ranch Water District GO, 0.30% due 7/1/2035 put 10/1/2009 (LOC: Landesbank Baden) (daily demand notes)	VMIG1/A-2	3,250,000	3,250,000
Irvine Ranch Water District GO, 0.027% due 10/1/2041 put 10/1/2009 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1	6,000,000	6,000,000
Kern High School District GO, 7.00% due 8/1/2010 (ETM)	Baa1/NR	165,000	174,065
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: Assured Guaranty)	NR/AAA	1,160,000	1,219,926
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: Assured Guaranty)	NR/AAA	680,000	720,718
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	435,000	428,632
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A1/AA-	2,000,000	2,202,620
Los Angeles COP, 5.00% due 2/1/2012 (Insured: Natl-Re)	A1/AA-	1,400,000	1,497,846
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: Natl-Re)	Baa1/A	1,000,000	1,065,090
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: Natl-Re)	Baa1/A	1,010,000	1,071,974
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles Intl.)	Aa3/AA	2,000,000	2,231,760
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: Natl-Re)	Aa3/AA-	3,000,000	3,231,870
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	Aa3/AA-	2,500,000	2,775,775
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	NR/A-	1,190,000	1,242,039
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	Baa1/A	2,000,000	2,101,220
Mojave USD COP, 0% due 9/1/2017 (Insured: FSA)	NR/AAA	1,045,000	766,455
Mojave USD COP, 0% due 9/1/2018 (Insured: FSA)	NR/AAA	1,095,000	740,581
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	270,000	272,438
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	Baa1/A	625,000	659,463
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: FGIC)	NR/A+	1,000,000	1,100,460
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	NR/A	2,115,000	2,245,178
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: Assured Guaranty)	Aa2/AAA	2,000,000	1,271,540
Pomona USD GO, 6.10% due 2/1/2010 (Insured: Natl-Re)	Baa1/A	320,000	324,093
Port Oakland California, 5.75% due 11/1/2012 pre-refunded 5/1/2010 (Port, Airport & Marina Improvements; Insured: FGIC) (AMT)	A1/AA-	15,000	15,405
Port Oakland California, 5.75% due 11/1/2012 (Port, Airport & Marina Improvements; Insured: FGIC) (AMT)	A1/AA-	2,160,000	2,195,791
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013 (Lease & Gas Tax)	NR/A	390,000	390,842
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	A2/AA-	1,000,000	1,080,610
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A2/A	1,000,000	1,036,820
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	Baa1/A	3,310,000	2,630,391
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Proctor & Gamble)	A1/A+	1,100,000	1,233,925

Certified Annual Report     11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Proctor & Gamble)	A1/A+	$625,000	$707,381
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	564,973
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	191,262
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	206,978
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	301,968
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	Aaa/NR	3,100,000	3,308,258
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)	NR/NR	195,000	199,501
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	NR/NR	350,000	360,756
San Diego County COP, 5.50% due 9/1/2017 (Developmental Services Foundation)	Ba1/NR	2,000,000	1,929,040
San Francisco City & County Airports, 6.50% due 5/1/2019 (International Airport)	A1/A	1,480,000	1,522,150
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Convention Center)	Aa3/AA-	1,380,000	1,360,901
San Francisco City & County Redevelopment Agency, 0% due 7/1/2011 (George R Moscone MBIA-IB; Insured: Natl Re)	Aa3/AA-	1,200,000	1,184,352
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	Baa1/A	1,000,000	1,027,920
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aa3/AAA	5,000,000	3,280,950
San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aa2/AA-	2,200,000	2,055,548
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: Natl-Re)	A3/A	1,000,000	1,074,640
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	NR/A+	2,000,000	2,113,420
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	Baa1/A	1,000,000	1,002,950
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa2/AA	2,000,000	1,329,800
Santa Margarita-Dana Point Authority, 5.125% due 8/1/2018 (Insured: AMBAC)	Baa3/NR	2,000,000	2,000,360
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	575,000	585,994
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A2/A+	1,060,000	1,149,061
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/NR	350,000	405,167
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/NR	250,000	289,405
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community Facilities District No. 87)	Baa1/A	835,000	843,150
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A1/A+	500,000	554,140
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A1/A+	1,460,000	1,613,519
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	NR/NR	445,000	510,709
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Redevelopment; Insured: FSA)	Aa3/AAA	300,000	322,947
Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: Natl-Re) (ETM)	NR/AA-	1,000,000	1,069,240
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	NR/BBB+	725,000	769,312
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	855,000	856,010

TOTAL INVESTMENTS — 96.52% (COST $136,668,748)			$141,538,320

OTHER ASSETS LESS LIABILITIES — 3.48%			5,106,670

NET ASSETS — 100.00%			$146,644,990

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report     13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2009

ASSETS
Investments at value (cost $136,668,748) (Note 2)	$141,538,320
Cash	1,000,198
Receivable for investments sold	1,795,000
Receivable for fund shares sold	1,182,567
Interest receivable	1,606,509
Prepaid expenses and other assets	125

Total Assets	147,122,719

LIABILITIES
Payable for fund shares redeemed	204,708
Payable to investment advisor and other affiliates (Note 3)	92,009
Accounts payable and accrued expenses	43,579
Dividends payable	137,433

Total Liabilities	477,729

NET ASSETS	$146,644,990

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$4,869,572
Accumulated net realized gain (loss)	(292,430)
Net capital paid in on shares of beneficial interest	142,067,848

$146,644,990

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($79,455,397 applicable to 6,071,379 shares of beneficial interest outstanding - Note 4)	$13.09

Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.29

Class C Shares:
Net asset value and offering price per share * ($26,003,916 applicable to 1,985,348 shares of beneficial interest outstanding - Note 4)	$13.10

Class I Shares:
Net asset value, offering and redemption price per share ($41,185,677 applicable to 3,144,050 shares of beneficial interest outstanding - Note 4)	$13.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $677,327)	$5,790,016

EXPENSES:
Investment advisory fees (Note 3)	648,569
Administration fees (Note 3)
Class A Shares	88,526
Class C Shares	24,269
Class I Shares	19,739
Distribution and service fees (Note 3)
Class A Shares	177,051
Class C Shares	194,878
Transfer agent fees
Class A Shares	25,685
Class C Shares	9,960
Class I Shares	11,266
Registration and filing fees
Class A Shares	43
Class C Shares	43
Class I Shares	43
Custodian fees (Note 3)	46,120
Professional fees	26,500
Accounting fees	8,490
Trustee fees	4,767
Other expenses	11,797

Total Expenses	1,297,746
Less:
Expenses reimbursed by investment advisor (Note 3)	(8,062)
Distribution fees waived (Note 3)	(97,439)
Fees paid indirectly (Note 3)	(1,013)

Net Expenses	1,191,232

Net Investment Income	4,598,784

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	361,086
Net change in unrealized appreciation (depreciation) of investments	5,790,621

Net Realized and unrealized Gain	6,151,707

Net Increase in Net Assets Resulting From Operations	$10,750,491

See notes to financial statements.

Certified Annual Report     15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,598,784	$3,888,722
Net realized gain (loss) on investments	361,086	186,069
Increase (Decrease) in unrealized appreciation (depreciation) of investments	5,790,621	(2,621,401)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,750,491	1,453,390

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,466,623)	(2,220,961)
Class C Shares	(626,833)	(437,867)
Class I Shares	(1,505,328)	(1,229,894)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	10,028,096	137,530
Class C Shares	9,046,521	1,822,538
Class I Shares	(2,380,406)	10,723,886

Net Increase in Net Assets	22,845,918	10,248,622

NET ASSETS:
Beginning of Year	123,799,072	113,550,450

End of Year	$146,644,990	$123,799,072

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$141,538,320	$—	$141,538,320	$—

Total Investments in Securities	$141,538,320	$—	$141,538,320	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $3,012 for Class A shares, $2,938 for Class C shares, and $2,112 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $1,368 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,638 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $97,439 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $1,013.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,070,439	$26,212,377	1,256,600	$16,038,976
Shares issued to shareholders in reinvestment of dividends	131,040	1,660,161	114,676	1,458,516
Shares repurchased	(1,417,806)	(17,844,442)	(1,362,378)	(17,359,962)

Net Increase (Decrease)	783,673	$10,028,096	8,898	$137,530

Class C Shares
Shares sold	968,746	$12,324,994	349,863	$4,463,176
Shares issued to shareholders in reinvestment of dividends	34,750	441,022	26,389	335,881
Shares repurchased	(295,558)	(3,719,495)	(233,249)	(2,976,519)

Net Increase (Decrease)	707,938	$9,046,521	143,003	$1,822,538

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	2,296,396	$29,206,706	1,606,761	$20,521,258
Shares issued to shareholders in reinvestment of dividends	86,889	1,099,647	73,325	933,060
Shares repurchased	(2,584,811)	(32,686,759)	(840,081)	(10,730,432)

Net Increase (Decrease)	(201,526)	$(2,380,406)	840,005	$10,723,886

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $63,534,738 and $54,493,535, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$136,668,748

Gross unrealized appreciation on a tax basis	$5,189,910
Gross unrealized depreciation on a tax basis	(320,338)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,869,572

At September 30, 2009, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2009, the Fund had tax basis capital losses of $292,430, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

The Fund utilized $361,086 of capital loss carryforwards during the year ended September 30, 2009.

The tax character of distributions paid during the years ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Tax exempt income	$4,595,240	$3,888,722
Ordinary income	3,544	—

Total distributions	$4,598,784	$3,888,722

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

Class A Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.49	$12.73	$12.77	$12.79	$13.02

Income from investment operations:
Net investment income (loss)	0.44	0.42	0.43	0.40	0.36
Net realized and unrealized gain (loss) on investments	0.60	(0.24)	(0.04)	(0.02)	(0.23)
Total from investment operations	1.04	0.18	0.39	0.38	0.13

Less dividends from:
Net investment income	(0.44)	(0.42)	(0.43)	(0.40)	(0.36)

Change in net asset value	0.60	(0.24)	(0.04)	(0.02)	(0.23)

NET ASSET VALUE, end of year	$13.09	$12.49	$12.73	$12.77	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	8.50	1.42	3.10	3.06	0.98
Ratios to average net assets:
Net investment income (loss) (%)	3.48	3.32	3.37	3.17	2.75
Expenses, after expense reductions (%)	0.98	1.00	0.99	0.92	1.00
Expenses, after expense reductions and net of custody credits (%)	0.98	0.98	0.99	0.87	0.99
Expenses, before expense reductions (%)	0.99	1.00	1.01	1.01	1.02

Portfolio turnover rate (%)	44.06	34.88	22.71	25.77	26.33

Net assets at end of year (thousands)	$79,455	$66,023	$67,183	$80,589	$111,102

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

Class C Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.50	$12.74	$12.78	$12.80	$13.03

Income from investment operations:
Net investment income (loss)	0.41	0.39	0.40	0.37	0.32
Net realized and unrealized gain (loss) on investments	0.60	(0.24)	(0.04)	(0.02)	(0.23)
Total from investment operations	1.01	0.15	0.36	0.35	0.09

Less dividends from:
Net investment income	(0.41)	(0.39)	(0.40)	(0.37)	(0.32)

Change in net asset value	0.60	(0.24)	(0.04)	(0.02)	(0.23)

NET ASSET VALUE, end of year	$13.10	$12.50	$12.74	$12.78	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)	8.22	1.16	2.85	2.80	0.73
Ratios to average net assets:
Net investment income (loss) (%)	3.23	3.06	3.13	2.92	2.50
Expenses, after expense reductions (%)	1.24	1.26	1.24	1.18	1.25
Expenses, after expense reductions and net of custody credits (%)	1.24	1.24	1.23	1.13	1.24
Expenses, before expense reductions (%)	1.76	1.78	1.79	1.83	1.82

Portfolio turnover rate (%)	44.06	34.88	22.71	25.77	26.33

Net assets at end of year (thousands)	$26,004	$15,963	$14,449	$16,801	$20,021

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

Class I Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.50	$12.74	$12.78	$12.80	$13.03

Income from investment operations:
Net investment income (loss)	0.48	0.47	0.47	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.60	(0.24)	(0.04)	(0.02)	(0.23)
Total from investment operations	1.08	0.23	0.43	0.42	0.17

Less dividends from:
Net investment income	(0.48)	(0.47)	(0.47)	(0.44)	(0.40)

Change in net asset value	0.60	(0.24)	(0.04)	(0.02)	(0.23)

NET ASSET VALUE, end of year	$13.10	$12.50	$12.74	$12.78	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)	8.86	1.77	3.44	3.39	1.31
Ratios to average net assets:
Net investment income (loss) (%)	3.81	3.66	3.71	3.50	3.09
Expenses, after expense reductions (%)	0.65	0.65	0.66	0.66	0.68
Expenses, after expense reductions and net of custody credits (%)	0.65	0.63	0.65	0.55	0.67
Expenses, before expense reductions (%)	0.65	0.65	0.68	0.71	0.73

Portfolio turnover rate (%)	44.06	34.88	22.71	25.77	26.33

Net assets at end of year (thousands)	$41,186	$41,814	$31,918	$28,334	$30,843

See notes to financial statements.

Certified Annual Report     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

24    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account value 4/1/09	Ending Account value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,056.60	$5.09
Hypothetical*	$1,000.00	$1,020.12	$5.00
Class C Shares
Actual	$1,000.00	$1,055.20	$6.39
Hypothetical*	$1,000.00	$1,018.85	$6.28
Class I Shares
Actual	$1,000.00	$1,058.30	$3.40
Hypothetical*	$1,000.00	$1,021.77	$3.34

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report     25

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (February 19, 1987 to September 30, 2009)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception

A Shares (Incep: 2/19/87)	6.88%	3.07%	3.55%	4.76%

C Shares (Incep: 9/1/94)	7.70%	3.12%	3.38%	3.69%

I Shares (Incep: 4/1/97)	8.86%	3.72%	4.05%	4.22%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

26    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report     27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report     29

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, dividends paid by the Fund of $4,595,240 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit

30    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of California municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering the quantitative and comparative performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return for the California municipal debt mutual fund category for which calendar year returns were presented, the Fund’s returns had been lower than the average returns of the same category for the majority of the preceding ten calendar years, and that the Fund’s returns fell within or near the top quartile of the category for the one-year, three-year and five-year periods ended with the second quarter of the current year and within the top quartile of the second category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. The Trustees observed that the management fee and overall expense ratios for the Fund were higher than average and median fees and expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they

Certified Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2009 (Unaudited)

had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

32    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    35

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and

Annual Report – September 30, 2009

Includes All Share Classes

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You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bonds – Obligations, also known as “put bonds” or “puttable securities,” that grant the bondholder the right to require the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option, or tender option, right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis.

Lease-Backed Bonds – Bonds issued by a municipality or state that are secured by the payments made on leased assets.

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Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	11.79%	4.75%	3.88%	4.39%	5.10%
With sales charge	9.54%	4.05%	3.47%	4.18%	4.98%

30-DAY YIELDS, A SHARES

As of September 30, 2009

Annualized Distribution Rate	SEC Yield
3.36%	2.31%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	AA

Number of Bonds	129

Duration	4.8 Yrs

Average Maturity	8.7 Yrs

See the entire portfolio in the Schedule of Investments on page 10.

4    This page is not part of the Annual Report.

THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2009

We are often asked to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and, for residents of New Mexico, state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg New Mexico Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New Mexico Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Other States Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg New Mexico Intermediate Municipal Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 20, 2009

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 99 cents per share to $13.63 during the twelve months ended September 30, 2009. If you were with us for the entire period, you received dividends of 47.2 cents per share, if you reinvested your dividends, you received 48.0 cents per share. Dividends per share were lower for Class D and higher for Class I to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	In last year’s annual report letter, we wrote about the massive deleveraging of the municipal market, evidenced by the unwinding of tender option bond programs and investors’ mass exodus out of high-risk investment strategies employing leverage and other speculative strategies. The forced liquidation of assets placed inordinate supply into a market already reeling from the effects of the mortgage and banking crisis. Compounding matters was the downgrade of nearly all AAA-rated municipal bond insurers that provided credit enhancement to nearly half of all bonds outstanding, including the two largest insurers AMBAC and MBIA. Investor scrutiny over the ratings agencies led many investors to question whether they should be participating in the municipal market at all; and who could blame them given the deluge of negative headline press directed at the municipal market? These events caused 2008 to be one of the worst performing years on record for municipal bonds, and we were quite pleased to see positive returns in your Fund for 2008 given that many bond funds experienced double-digit negative returns.

Christopher Ihlefeld Co-Portfolio Manager	Today’s municipal market reflects an impressive rebound from where we were this time last year. Municipal sectors that were hit the hardest in 2008 – health care, lease-backed bonds, and industrial development revenue bonds – have been among the best performing sectors in 2009. This has helped your Fund’s performance as we have market over-weights in each of these sectors. Revenue bonds in general have outperformed all other broad sectors of the market. State general obligation and government-backed pre-refunded bonds, sectors in which we are under-weighted and that led the pack in 2008, have lagged revenue bonds by a substantial margin in 2009. Your Fund’s comparatively higher exposure to strong middle-tier investment grade credits (single-A rated bonds) has also helped performance this year, as credit spreads have contracted from their recent peak in 2008, and investors have been compensated for in-depth credit research.

For years, credit research was overshadowed in our industry by the simplicity and dominance of bond insurance. A prevalent though misguided understanding that the use of municipal insurance could effectively eliminate credit risk led to the diminished value of financial analysis in

Certified Annual Report     7

Letter to Shareholders,

Continued

favor of financial engineering. Talent was directed to craft complex hedging strategies to generate attractive returns. As bond insurance lost most of its relevance following a string of downgrades, the market understandably has a renewed interest in credit research. While credit research represents a lost art to some in our industry, we have emphasized credit research from the Fund’s inception and will continue our time honored tradition of bottom-up credit research well into the future.

Market liquidity has greatly improved with the passage of the American Reinvestment and Recovery Act, which pledged $144 billion in state and local government fiscal relief. The passage of this act in February 2009 spurred investors back into the municipal bond market as bond investors gained confidence in the federal government’s support of state and local governments. Other supportive factors include stabilization among major investment banks, healthy volume of new issues, and strong retail demand. We’ve even seen reasonable appetite for lower-rated, higher-yielding municipal credits as high-yield funds have garnered capital. The municipal market otherwise appears quite orderly with a steady supply of new issuance, strong demand coming from retail investors, and an active secondary market.

Yields of late have trended lower, attributable in large part to a compelling surge in demand for municipal bonds. The months leading up to the current fiscal year end saw a significant migration of investor assets out of oppressively low yielding money market funds into short and intermediate bond funds. For example, municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Municipal bond funds have grown by $52 billion during this period, nearly four times the annual average over the last twenty years. If this disintermediation trend continues, we would expect it to have a positive effect on bond prices in the months ahead.

The State of New Mexico faces some uncertainty as we look ahead into 2010. While the state was perhaps better prepared to handle the economic downturn by having maintained a sizeable general fund balance leading up to the recession, this balance has eroded by 30% during the last year. Total tax revenues to the state are down nearly 10%, with marked declines in personal income taxes and tax revenues derived from oil and gas production. On average, the State of New Mexico derives between 20–25% of its general fund revenues from oil and gas revenues. During the early part of 2009, we saw a considerable drop from these levels as energy prices fell and production slowed significantly. Energy prices have since rebounded and there is reason to believe that tax revenues from oil and gas should improve in the months ahead. We are otherwise encouraged to see reasonably stable gross receipts revenue and unemployment comfortably below national levels.

The Class A shares of your Fund produced a total return of 11.79% over the twelve-month period ended September 30, 2009 at NAV, compared to a 15.41% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Most of the dispersion in the returns can be attributed to your Fund’s underperformance during the fourth quarter of 2008, a period characterized by the investor flight to quality as exhibited by their exclusive preference for short-term, very high-quality bonds. Compared to your Fund, the Merrill Lynch 7-12 Year Municipal Bond Index is more of a high-grade index with heavy concentrations of state general obligation bonds, U.S. Government escrow bonds, and AAA-rated bonds, all of which excelled during the turbulent fourth quarter of 2008. In contrast, your Fund maintains a higher concentration of revenue bonds, A-rated bonds, and bonds with maturities as long as eighteen years. If credit spreads

8    Certified Annual Report

and term spreads continue to contract, as we’ve seen during most of 2009, we would expect to see performance move closer in line with that of the index.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 125 municipal obligations from various municipal sectors and geographic regions within the State of New Mexico. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. 2009 has proven to be another strong year for our municipal bond funds. We believe this reflects our team’s competent approach to managing risk, its disciplined laddering process to bond investing, and its passionate pursuit of quality execution.

Thank you for investing in the Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
[a] Albuquerque Airport, 5.50% due 7/1/2013	A1/A	$4,000,000	$4,409,040
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	Aa3/AAA	1,775,000	1,681,812
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aa3/AAA	225,000	207,695
Albuquerque GRT, 5.00% due 7/1/2021	Aa3/AAA	1,340,000	1,542,461
Albuquerque GRT, 5.00% due 7/1/2021	Aa3/AAA	3,000,000	3,453,270
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,221,269
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,226,135
Albuquerque Municipal School District GO, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,214,503
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aa3/AAA	415,000	429,268
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	260,000	260,112
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,117,050
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	Aa3/AA	3,000,000	3,468,990
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aa3/AAA	3,170,000	3,896,722
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	Aa3/AAA	1,275,000	1,574,153
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	Aa3/AAA	3,850,000	4,783,009
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	Aa2/AAA	1,520,000	1,769,052
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	Aa2/AAA	1,000,000	1,177,110
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	Aa2/AAA	1,420,000	1,589,548
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	1,000,000	1,035,150
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	735,000	761,115
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	NR/NR	555,000	588,872
Colfax County GRT, 5.00% due 9/1/2019	NR/A-	1,000,000	1,032,570
Colfax County GRT, 5.50% due 9/1/2029	NR/A-	2,510,000	2,586,429
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	1,101,312
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	593,832
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	668,362
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,419,441
Farmington PCR, 0.32% due 5/1/2024 put 10/1/2009 (LOC: Barclays Bank) (daily demand notes)	VMIGI/A-1+	4,500,000	4,500,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aa3/AAA	6,095,000	6,454,117
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Baa1/A	3,345,000	3,532,588
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Baa1/A	2,110,000	2,249,682
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Baa1/A	3,540,000	3,702,805
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	Aa2/AA	1,565,000	1,767,652
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	Aa2/AA	1,655,000	1,850,307
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	Aa2/AA	1,745,000	1,933,861
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/BBB	1,385,000	1,411,786
Guam Government, 5.375% due 12/1/2024	NR/BBB-	2,000,000	2,076,860
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	A1/AA+	1,000,000	1,158,770
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	A1/AA+	1,000,000	1,115,670
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	A1/AA+	3,000,000	3,353,280

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	A1/AA+	$1,000,000	$1,110,830
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aa3/AAA	1,265,000	1,419,545
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (AMT)	Aaa/NR	1,000,000	1,013,250
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aa3/NR	2,280,000	2,526,856
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	Aa2/AA+	2,660,000	2,945,897
New Mexico Finance Authority, 5.00% due 6/15/2014 (Insured: Natl-Re)	Aa2/AA+	2,100,000	2,414,811
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aa2/AA+	1,000,000	1,133,090
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aa3/NR	2,360,000	2,671,426
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aa3/NR	2,915,000	3,200,349
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	Aa3/NR	1,215,000	1,326,561
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aa2/AA+	365,000	405,573
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	Aa3/AA-	1,300,000	1,418,469
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	Aa3/AA-	7,000,000	7,551,530
New Mexico Highway Commission Senior Sub Lien Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	263,305
New Mexico Highway Commission Senior Sub Lien Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	253,095
New Mexico Highway Commission Senior Sub Lien Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,149,120
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	512,435
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	3,205,000	3,497,873
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,730,000	1,980,296
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,000,000	1,144,680
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,185,000	1,356,446
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	Aa3/AA-	6,000,000	6,728,820
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,000,000	1,158,070
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	1,010,000	1,006,132
New Mexico MFA Forward Mtg., 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	120,000	125,147
New Mexico MFA MFR, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA) (AMT)	NR/AAA	890,000	892,554
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	NR/AA-	2,335,000	2,448,714
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	2,000,000	2,106,500
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	2,011,707
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,933,301
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	65,000	67,036
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	105,000	105,188
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	165,000	166,711
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	55,000	55,643
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	160,000	165,941
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	285,000	292,715
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	190,000	196,753
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	1,485,000	1,542,291
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	2,170,000	2,279,672
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	3,230,000	3,333,425
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	1,955,000	2,044,109
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	NR/AAA	1,000,000	1,066,070
New Mexico State University, 5.00% due 4/1/2013 (Insured: FSA)	Aa3/AAA	1,000,000	1,120,090

Certified Annual Report     11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	A1/AA-	$955,000	$1,069,686
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	A1/AA-	555,000	620,862
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	A1/AA-	1,000,000	1,069,530
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	430,804
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,803,884
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A1/A+	1,225,000	1,366,010
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	6,390,000	6,833,977
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,478,944
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,376,599
[b] Santa Fe Community College GO, 1.00% due 8/1/2010	Aa2/NR	4,100,000	4,114,104
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,099,000	1,100,934
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,835,294
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,705,000	1,600,432
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	931,540
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	931,583
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aa3/AAA	1,000,000	1,154,480
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aa3/AAA	1,520,000	1,809,378
Santa Fe County GRT, 5.00% due 6/1/2025	Aa2/AA+	1,400,000	1,559,782
Santa Fe County GRT, 5.00% due 6/1/2026	Aa2/AA+	1,535,000	1,698,570
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,105,000	1,105,751
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	45,000	45,106
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	65,000	65,133
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	90,000	90,115
Taos County GRT, 4.25% due 10/1/2009 (Insured: Radian)	Baa1/NR	500,000	500,020
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Baa1/NR	1,000,000	1,014,840
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,660,335
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	730,975
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	367,311
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aa3/AA	1,590,000	1,825,845
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,340,551
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	707,210
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,896,858
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,993,995
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,334,856
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,081,820
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	724,302
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: FSA/FHA)	Aa3/AAA	2,920,000	3,143,205
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: FSA/FHA)	Aa3/AAA	2,000,000	2,136,520
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: FSA/FHA)	Aa3/AAA	2,000,000	2,120,300
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: FSA/FHA)	Aa3/AAA	3,000,000	3,168,390
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: FSA/FHA)	Aa3/AAA	3,000,000	3,163,020
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: FSA/FHA)	Aa3/AAA	2,310,000	2,430,397
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured FSA/FHA)	Aa3/AAA	500,000	525,725
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	1,792,060
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Villa Hermosa Apartments; Collateralized: GNMA) (AMT)	NR/CC	1,105,000	1,027,396
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	Baa3/BBB	5,000,000	5,347,350

TOTAL INVESTMENTS — 98.04% (Cost $215,853,969)			$228,183,466

OTHER ASSETS LESS LIABILITIES — 1.96%			4,565,559

NET ASSETS — 100.00%			$232,749,025

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Annual Report     13

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

ASSETS
Investments at value (cost $215,853,969) (Note 2)	$228,183,466
Cash	2,541,771
Receivable for investments sold	2,495,000
Receivable for fund shares sold	1,073,264
Interest receivable	3,078,249
Prepaid expenses and other assets	612

Total Assets	237,372,362

LIABILITIES
Payable for securities purchased	4,117,138
Payable for fund shares redeemed	59,865
Payable to investment advisor and other affiliates (Note 3)	160,004
Accounts payable and accrued expenses	47,507
Dividends payable	238,823

Total Liabilities	4,623,337

NET ASSETS	$232,749,025

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	12,329,496
Accumulated net realized gain (loss)	(307,164)
Net capital paid in on shares of beneficial interest	220,752,517

$232,749,025

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($187,940,404 applicable to 13,792,340 shares of beneficial interest outstanding - Note 4)	$13.63

Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.91

Class D Shares:
Net asset value, offering and redemption price per share ($17,300,548 applicable to 1,269,038 shares of beneficial interest outstanding - Note 4)	$13.63

Class I Shares:
Net asset value, offering and redemption price per share ($27,508,073 applicable to 2,019,663 shares of beneficial interest outstanding - Note 4)	$13.62

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF OPERATIONS
Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $801,779)	$9,669,819

EXPENSES:
Investment advisory fees (Note 3)	1,054,337
Administration fees (Note 3)
Class A Shares	210,603
Class D Shares	20,556
Class I Shares	12,970
Distribution and service fees (Note 3)
Class A Shares	421,207
Class D Shares	164,742
Transfer agent fees
Class A Shares	53,377
Class D Shares	7,391
Class I Shares	3,899
Registration and filing fees
Class A Shares	535
Class D Shares	699
Class I Shares	574
Custodian fees (Note 3)	61,382
Professional fees	26,560
Accounting fees	11,368
Trustee fees	7,681
Other expenses	13,985

Total Expenses	2,071,866
Less:
Distribution fees waived (Note 3)	(82,371)
Fees paid indirectly (Note 3)	(1,166)

Net Expenses	1,988,329

Net Investment Income	7,681,490

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	112,309
Net change in unrealized appreciation (depreciation) of investments	16,000,619

Net Realized and Unrealized Gain	16,112,928

Net Increase in Net Assets Resulting From Operations	$23,794,418

See notes to financial statements.

Certified Annual Report     15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$7,681,490	$7,304,597
Net realized gain (loss) on investments	112,309	306,833
Increase (Decrease) in unrealized appreciation (depreciation) of investments	16,000,619	(7,873,236)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,794,418	(261,806)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,101,848)	(5,987,083)
Class D Shares	(551,422)	(495,075)
Class I Shares	(1,028,220)	(822,439)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	11,158,658	863,745
Class D Shares	545,907	2,599,577
Class I Shares	1,750,212	5,203,704

Net Increase in Net Assets	29,567,705	1,100,623

NET ASSETS:
Beginning of Year	203,181,320	202,080,697

End of Year	$232,749,025	$203,181,320

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$228,183,466	$—	$228,183,466	$—

Total Investments in Securities	$228,183,466	$—	$228,183,466	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $2,089 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $82,371 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $1,166.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,378,616	$31,086,102	1,962,932	$25,829,862
Shares issued to shareholders in reinvestment of dividends	282,925	3,693,096	281,958	3,685,132
Shares repurchased	(1,840,942)	(23,620,540)	(2,179,867)	(28,651,249)

Net Increase (Decrease)	820,599	$11,158,658	65,023	$863,745

Class D Shares
Shares sold	391,536	$5,149,917	334,108	$4,407,249
Shares issued to shareholders in reinvestment of dividends	33,869	442,320	29,797	389,455
Shares repurchased	(384,329)	(5,046,330)	(167,471)	(2,197,127)

Net Increase (Decrease)	41,076	$545,907	196,434	$2,599,577

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	194,089	$2,427,879	730,390	$9,604,681
Shares issued to shareholders in reinvestment of dividends	59,290	773,319	49,543	647,263
Shares repurchased	(112,173)	(1,450,986)	(384,441)	(5,048,240)

Net Increase (Decrease)	141,206	$1,750,212	395,492	$5,203,704

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $41,323,126 and $28,977,076, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$215,853,969

Gross unrealized appreciation on a tax basis	$12,893,386
Gross unrealized depreciation on a tax basis	(563,890)

Net unrealized appreciation (depreciation) on investments (tax basis)	$12,329,496

At September 30, 2009, the Fund did not have any undistributed tax-exempt/ordinary income or undistributed capital gains.

At September 30, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$145,437
2013	255
2014	49,136
2015	112,336

$307,164

The Fund utilized $112,309 of capital loss carryforwards during the year ended September 30, 2009.

During the year ended September 30, 2009, $208,357 of capital loss carryforwards from prior years expired.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $208,357, increased net investment loss by $1,133 and decreased net capital paid in on shares of beneficial interest by $207,224. Reclassifications result primarily from expired capital loss carryforwards.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Tax exempt income	$7,677,759	$7,304,597
Ordinary income	3,731	—

Total distributions	$7,681,490	$7,304,597

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.64	$13.10	$13.20	$13.22	$13.40

Income from investment operations:
Net investment income (loss)	0.47	0.47	0.47	0.45	0.43
Net realized and unrealized gain (loss) on investments	0.99	(0.46)	(0.10)	(0.02)	(0.18)
Total from investment operations	1.46	0.01	0.37	0.43	0.25

Less dividends from:
Net investment income	(0.47)	(0.47)	(0.47)	(0.45)	(0.43)

Change in net asset value	0.99	(0.46)	(0.10)	(0.02)	(0.18)

NET ASSET VALUE, end of year	$13.63	$12.64	$13.10	$13.20	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	11.79	0.00 (b)	2.82	3.31	1.88
Ratios to average net assets:
Net investment income (loss) (%)	3.62	3.56	3.55	3.41	3.22
Expenses, after expense reductions (%)	0.96	0.97	0.98	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.96	0.95	0.97	0.98	0.98
Expenses, before expense reductions (%)	0.96	0.97	0.98	0.99	0.99

Portfolio turnover rate (%)	14.12	13.48	17.38	11.59	16.63

Net assets at end of year (thousands)	$187,940	$163,928	$169,130	$196,163	$212,335

(a)	Sales loads are not reflected in computing total return.
(b)	Total return figure was less than 0.01%.

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class D Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.64	$13.11	$13.21	$13.23	$13.41

Income from investment operations:
Net investment income (loss)	0.44	0.43	0.43	0.41	0.39
Net realized and unrealized gain (loss) on investments	0.99	(0.47)	(0.10)	(0.02)	(0.18)
Total from investment operations	1.43	(0.04)	0.33	0.39	0.21

Less dividends from:
Net investment income	(0.44)	(0.43)	(0.43)	(0.41)	(0.39)

Change in net asset value	0.99	(0.47)	(0.10)	(0.02)	(0.18)

NET ASSET VALUE, end of year	$13.63	$12.64	$13.11	$13.21	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return (%)	11.50	(0.35)	2.57	3.04	1.62
Ratios to average net assets:
Net investment income (loss) (%)	3.35	3.29	3.30	3.15	2.96
Expenses, after expense reductions (%)	1.23	1.24	1.23	1.24	1.25
Expenses, after expense reductions and net of custody credits (%)	1.23	1.22	1.23	1.24	1.24
Expenses, before expense reductions (%)	1.73	1.74	1.77	1.82	1.83

Portfolio turnover rate (%)	14.12	13.48	17.38	11.59	16.63

Net assets at end of year (thousands)	$17,301	$15,525	$13,524	$14,113	$18,577

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,		Period Ended September 30,
Class I Shares:	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.63	$13.10	$13.10

Income from investment operations:
Net investment income (loss)	0.52	0.51	0.34
Net realized and unrealized gain (loss) on investments	0.99	(0.47)	—
Total from investment operations	1.51	0.04	0.34

Less dividends from:
Net investment income	(0.52)	(0.51)	(0.34)

Change in net asset value	0.99	(0.47)	—

NET ASSET VALUE, end of period	$13.62	$12.63	$13.10

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	12.18	0.26	2.64
Ratios to average net assets:
Net investment income (loss) (%)	3.96	3.90	3.95	(c)
Expenses, after expense reductions (%)	0.62	0.63	0.63	(c)
Expenses, after expense reductions and net of custody credits (%)	0.62	0.61	0.62	(c)
Expenses, before expense reductions (%)	0.62	0.63	0.63	(c)

Portfolio turnover rate (%)	14.12	13.48	17.38

Net assets at end of period (thousands)	$27,508	$23,728	$19,427

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

24    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

Certified Annual Report    25

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,066.20	$5.04
Hypothetical*	$1,000.00	$1,020.19	$4.93
Class D Shares
Actual	$1,000.00	$1,064.80	$6.42
Hypothetical*	$1,000.00	$1,018.85	$6.28
Class I Shares
Actual	$1,000.00	$1,068.00	$3.30
Hypothetical*	$1,000.00	$1,021.88	$3.23

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; D: 1.24%; I: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Annual Report

INDEX COMPARISON
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund versus Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index (June 18, 1991 to September 30, 2009)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception

A Shares (Incep: 6/18/91)	9.54%	3.47%	4.18%	4.98%

D Shares (Incep: 6/1/99)	11.50%	3.60%	4.10%	3.91%

I Shares (Incep: 2/1/07)	12.18%	—	—	5.55%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. For Class D shares and Class I shares there is no sales charge and no contingent deferred sales charge (CDSC).

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    27

TRUSTEES AND OFFICERS
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30    Certified Annual Report

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, dividends paid by the Fund of $7,677,759 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the advisor. In addition and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit

Certified Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the mutual fund category for which calendar year data was presented, that the Fund’s total return had exceeded or approached the average return of the same fund category in most of the preceding ten calendar years, that the Fund’s relative investment performance fell within the top half of the same category for the one-year and the five-year periods ended with the second quarter of the current year and within the top quartile in the three-year period, and that the Fund’s performance fell within the top half of a second category for the same one-year, three-year and five-year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was somewhat higher than the median and slightly higher than the average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was slightly higher than the median and average fee rates for the same group of funds, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the differences in the circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to these events. The information provided did not indicate that the Advisor’s profitability was unusual, and the

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    33

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Strategies for Building Real Wealth

Thornburg New York Intermediate Municipal Fund

Informational Brochure and
Annual Report – September 30, 2009

Includes All Share Classes

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Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages is current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Share Class	NASDAQ Symbol	Cusip
Class A	885-215-665	THNYX

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bonds – Obligations, also known as “put bonds” or “puttable securities,” that grant the bondholder the right to require the issuer to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option, or tender option, right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis.

Lease-Backed Bonds – Bonds issued by a municipality or state that are secured by the payments made on leased assets.

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Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.08%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	11.77%	4.87%	3.91%	4.49%	4.44%
With sales charge	9.55%	4.18%	3.49%	4.28%	4.26%

30-DAY YIELDS, A SHARES

As of September 30, 2009

Annualized Distribution Rate	SEC Yield
3.44%	2.33%

Without fee waivers and expense reimbursements, the 30-day SEC yield would have been 2.19% and the Annualized Distribution Rate would have been 3.30%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	AA-

Number of Bonds	44

Duration	4.3 Yrs

Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

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THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER NEW YORK TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2009

We are often asked to compare Thornburg New York Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg New York Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New York

Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by New York tax-exempt money market funds are generally exempt from federal income tax and for residents of New York State and New York City, state, and local income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas the Thornburg New York Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New York Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper New York Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg New York Intermediate Municipal Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 20, 2009

Dear Shareholder:

We are pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares increased by 92 cents per share to $12.79 during the twelve months ended September 30, 2009. If you were with us for the entire period, you received dividends of 45.0 cents per share, if you reinvested your dividends, you received 45.7 cents per share.

Josh Gonze Co-Portfolio Manager	In last year’s annual report letter, we wrote about the massive deleveraging of the municipal market, evidenced by the unwinding of tender option bond programs and investors’ mass exodus out of high-risk investment strategies employing leverage and other speculative strategies. The forced liquidation of assets placed inordinate supply into a market already reeling from the effects of the mortgage and banking crisis. Compounding matters was the downgrade of nearly all AAA-rated municipal bond insurers that provided credit enhancement to nearly half of all bonds outstanding, including the two largest insurers AMBAC and MBIA. Investor scrutiny over the ratings agencies led many investors to question whether they should be participating in the municipal market at all; and who could blame them given the deluge of negative headline press directed at the municipal market? These events caused 2008 to be one of the worst performing years on record for municipal bonds, and we were quite pleased to see positive returns in your Fund for 2008 given that many bond funds experienced double-digit negative returns.

Christopher Ihlefeld Co-Portfolio Manager	Today’s municipal market reflects an impressive rebound from where we were this time last year. Municipal sectors that were hit the hardest in 2008 – health care, lease-backed bonds, and industrial development revenue bonds – have been among the best performing sectors in 2009. This has helped your Fund’s performance as we have market over-weights in each of these sectors. Revenue bonds in general have outperformed all other broad sectors of the market. State general obligation and government-backed pre-refunded bonds, sectors in which we are under-weighted and that led the pack in 2008, have lagged revenue bonds by a substantial margin in 2009. Your Fund’s comparatively higher exposure to strong middle-tier investment grade credits (single-A rated bonds) has also helped performance this year, as credit spreads have contracted from their recent peak in 2008, and investors have been compensated for in-depth credit research.

For years, credit research was overshadowed in our industry by the simplicity and dominance of bond insurance. A prevalent though misguided understanding that the use of municipal insurance could effectively eliminate credit risk led to the diminished value of financial analysis in favor of financial engineering. Talent was directed to craft complex hedging strategies to

Certified Annual Report    7

Letter to Shareholders,

Continued

generate attractive returns. As bond insurance lost most of its relevance following a string of downgrades, the market understandably has a renewed interest in credit research. While credit research represents a lost art to some in our industry, we have emphasized credit research from the Fund’s inception and will continue our time honored tradition of bottom-up credit research well into the future.

Market liquidity has greatly improved with the passage of the American Reinvestment and Recovery Act, which pledged $144 billion in state and local government fiscal relief. The passage of this act in February 2009 spurred investors back into the municipal bond market as bond investors gained confidence in the federal government’s support of state and local governments. Other supportive factors include stabilization among major investment banks, healthy volume of new issues, and strong retail demand. We’ve even seen reasonable appetite for lower-rated, higher-yielding municipal credits as high-yield funds have garnered capital. The municipal market otherwise appears quite orderly with a steady supply of new issuance, strong demand coming from retail investors, and an active secondary market.

Yields of late have trended lower, attributable in large part to a compelling surge in demand for municipal bonds. The months leading up to the current fiscal year end saw a significant migration of investor assets out of oppressively low yielding money market funds into short and intermediate bond funds. For example, municipal money market funds accounted for $495 billion of assets at the end of 2008. As of September 30, 2009, assets in municipal money market funds were $416 billion, a reduction of $79 billion. Municipal bond funds have grown by $52 billion during this period, nearly four times the annual average over the last twenty years. If this disintermediation trend continues, we would expect it to have a positive effect on bond prices in the months ahead.

The State of New York has been among the states hit hardest by the economic recession, with substantial financial losses and layoffs on Wall Street. It is anticipated that the state will lag the national recovery due to significant losses in the financial service sector. Personal income tax revenue is down by 35%, and the current budget deficit is near $3 billion. The state’s comptroller Thomas DiNapoli has given indications that next year’s deficit may reach $9 billion. New York is facing some similar challenges to what the state of California has faced: a growing budget deficit, depleted cash reserves, probable furloughs and possible layoffs of government employees. We will maintain a watchful eye on economic developments within the state. Your Fund remains broadly diversified within the state and over 76% of the portfolio is invested in bonds rated A or above by at least one of the major rating agencies.

The Class A shares of your Fund produced a total return of 11.77% over the twelve-month period ended September 30, 2009 at NAV, compared to a 15.41% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Most of the dispersion in the returns can be attributed to your Fund’s underperformance during the fourth quarter of 2008, a period characterized by the investor flight to quality as exhibited by their exclusive preference for short-term, very high-quality bonds. Compared to your Fund, the Merrill Lynch 7-12 Year Municipal Bond Index is more of a high-grade index with heavy concentrations of state general obligation bonds, U.S. Government escrow bonds, and AAA-rated bonds, all of which excelled during the turbulent fourth quarter of 2008. In contrast, your Fund maintains a higher concentration of revenue bonds, A-rated bonds, and bonds with maturities as long as eighteen years. If credit spreads and term spreads continue to contract, as we’ve seen during most of 2009, we would expect to see performance move closer in line with that of the index.

8    Certified Annual Report

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 40 municipal obligations from various municipal sectors and geographic regions within the State of New York. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. 2009 has proven to be another strong year for our municipal bond funds. We believe this reflects our team’s competent approach to managing risk, its disciplined laddering process to bond investing, and its passionate pursuit of quality execution.

Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2009
We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	$465,000	$461,764
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	Baa1/NR	1,100,000	1,158,179
Guam Government, 5.375% due 12/1/2024	NR/BBB-	1,000,000	1,038,430
Hempstead IDA, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa2/BB+	1,200,000	1,196,736
Monroe County IDA, 6.45% due 2/1/2014 (DePaul Community Facility; Insured: SONYMA)	Aa1/NR	545,000	555,050
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB-	495,000	504,494
New York City GO, 5.00% due 8/1/2025	Aa3/AA	400,000	435,356
New York City GO, 0.31% due 8/1/2028 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	500,000	500,000
New York City GO, 0.31% due 4/1/2035 put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	200,000	200,000
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A2/A	1,000,000	1,175,990
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	A2/AAA	1,000,000	1,077,560
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	Aa1/AAA	1,000,000	1,108,940
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	A1/AA-	1,000,000	1,151,190
New York City Transitional Finance Authority, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,132,880
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	908,647
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	A2/NR	1,000,000	1,082,180
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/BBB-	350,000	357,172
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/BBB-	370,000	385,126
New York Dormitory Authority, 5.25% due 8/15/2013 (Master Boces; Insured: FSA)	Aa3/AAA	1,000,000	1,072,860
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	NR/AA-	1,000,000	1,124,340
New York Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: FSA/FHA)	Aa3/AAA	1,000,000	1,092,900
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	400,000	452,996
New York Dormitory Authority, 5.00% due 10/1/2018 (School District Revenue; Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,139,830
New York Dormitory Authority, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Mental Health Services; Insured: Natl-Re)	NR/AA-	585,000	638,200
New York Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	Baa1/BBB+	1,400,000	1,449,700
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	Aa1/NR	1,000,000	1,015,820
New York Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	A1/AA-	1,000,000	1,083,130
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	1,000,000	1,068,370
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: Assured Guaranty)	Aa2/AAA	500,000	545,805

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	Baa1/A-	$1,000,000	$1,032,660
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,108,020
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: FSA)	Aa3/AAA	1,000,000	1,111,160
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	402,072
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	A1/A+	1,000,000	1,095,460
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	NR/AA	1,000,000	1,116,330
New York State Urban Development Corp., 5.25% due 1/1/2021	NR/AA-	1,000,000	1,144,050
Oneida County IDA, 6.00% due 1/1/2010 (Faxton Hospital; Insured: Radian)	NR/BBB-	375,000	377,434
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	Aa3/NR	450,000	462,128
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: FSA)	Aa3/AAA	1,000,000	1,128,320
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	NR/AAA	750,000	779,692
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	A1/AA-	1,000,000	1,073,640
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	Aa2/AA-	1,410,000	1,569,034
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	A1/NR	210,000	221,117
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	Baa2/NR	1,350,000	1,359,975

TOTAL INVESTMENTS — 97.46% (Cost $36,830,003)			$39,094,737

OTHER ASSETS LESS LIABILITIES — 2.54%			1,020,343

NET ASSETS — 100.00%			$40,115,080

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Standby Purchase Agreement

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2009

ASSETS
Investments at value (cost $36,830,003) (Note 2)	$39,094,737
Cash	92,430
Receivable for fund shares sold	540,295
Interest receivable	492,896
Prepaid expenses and other assets	1,185

Total Assets	40,221,543

LIABILITIES
Payable for fund shares redeemed	18,532
Payable to investment advisor and other affiliates (Note 3)	23,541
Accounts payable and accrued expenses	29,881
Dividends payable	34,509

Total Liabilities	106,463

NET ASSETS	$40,115,080

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	2,264,734
Accumulated net realized gain (loss)	(38,879)
Net capital paid in on shares of beneficial interest	37,906,072

$40,115,080

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($40,115,080 applicable to 3,136,261 shares of beneficial interest outstanding - Note 4)	$12.79

Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.05

See notes to financial statements.

12    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Interest income (net of premium amortized of $100,660)	$1,632,683

EXPENSES:
Investment advisory fees (Note 3)	175,027
Administration fees (Note 3)	43,757
Distribution and service fees (Note 3)	87,514
Transfer agent fees	18,950
Registration and filing fees	292
Custodian fees (Note 3)	17,054
Professional fees	23,791
Accounting fees	1,578
Trustee fees	1,233
Other expenses	6,386

Total Expenses	375,582
Less:
Investment advisory fees waived by investment advisor (Note 3)	(28,606)
Fees paid indirectly (Note 3)	(423)

Net Expenses	346,553

Net Investment Income	1,286,130

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	40,909
Net change in unrealized appreciation (depreciation) of investments	2,647,069

Net Realized and Unrealized Gain	2,687,978

Net Increase in Net Assets Resulting From Operations	$3,974,108

See notes to financial statements.

Certified Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$1,286,130	$1,149,262
Net realized gain (loss) on investments	40,909	(30,533)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,647,069	(1,056,739)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,974,108	61,990

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,286,130)	(1,149,262)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	6,741,948	(1,243,777)

Net Increase (Decrease) in Net Assets	9,429,926	(2,331,049)

NET ASSETS:
Beginning of Year	30,685,154	33,016,203

End of Year	$40,115,080	$30,685,154

See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
Assets	Total	Level 1	Level 2	Level 3
Investments in Securities Municipal Bonds	$39,094,737	$—	$39,094,737	$—

Total Investments in Securities	$39,094,737	$—	$39,094,737	$—

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2009, the Advisor voluntarily waived investment advisory fees of $28,606. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $185 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $423.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	957,975	$11,722,549	411,254	$5,063,258
Shares issued to shareholders in reinvestment of dividends	75,315	924,154	65,938	806,929
Shares repurchased	(481,247)	(5,904,755)	(577,748)	(7,113,964)

Net Increase (Decrease)	552,043	$6,741,948	(100,556)	$(1,243,777)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $9,926,143 and $4,343,762, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$36,830,003

Gross unrealized appreciation on a tax basis	$2,284,944
Gross unrealized depreciation on a tax basis	(20,210)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,264,734

At September 30, 2009, the Fund did not have any undistributed tax-exempt/ordinary income or undistributed capital gains.

The Fund utilized $10,376 of capital loss carryforwards during the year ended September 30, 2009.

At September 30, 2009, the Fund had tax basis capital losses of $38,879, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2014.

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $312 and increased distributions in excess of net investment income by $312. Reclassifications result primarily from taxable market discount amortization.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Tax exempt income	$1,284,314	$1,149,262
Ordinary income	1,816	—

Total distributions	$1,286,130	$1,149,262

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.87	$12.30	$12.38	$12.44	$12.64

Income from investment operations:
Net investment income (loss)	0.45	0.44	0.46	0.45	0.42
Net realized and unrealized gain (loss) on investments	0.92	(0.43)	(0.08)	(0.06)	(0.20)
Total from investment operations	1.37	0.01	0.38	0.39	0.22

Less dividends from:
Net investment income	(0.45)	(0.44)	(0.46)	(0.45)	(0.42)

Change in net asset value	0.92	(0.43)	(0.08)	(0.06)	(0.20)

NET ASSET VALUE, end of year	$12.79	$11.87	$12.30	$12.38	$12.44

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	11.77	0.07	3.13	3.23	1.73
Ratios to average net assets:
Net investment income (loss) (%)	3.67	3.61	3.74	3.66	3.31
Expenses, after expense reductions (%)	0.99	1.01	1.01	1.01	1.00
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.07	1.08	1.11	1.11	1.12

Portfolio turnover rate (%)	13.00	13.42	14.91	15.38	28.70

Net assets at end of year (thousands)	$40,115	$30,685	$33,016	$34,849	$41,375

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report    19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

20    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,065.60	$5.13
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    21

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund versus Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index (September 5, 1997 to September 30, 2009)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	9.55%	3.49%	4.28%	4.26%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

22    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    25

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009 dividends paid by the Fund of $1,284,314 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided such information, reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the

26    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

Fund’s investment objectives. In addition, The Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of New York municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations, given the investment objective of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return for the New York municipal debt mutual fund category for which calendar year returns were presented, the Fund’s returns had been lower than the average returns of the same category for the majority of the preceding eight calendar years, and that the Fund’s returns fell within the top quartile of the category for the one-year, three-year and five-year periods ended with the second quarter of the current year and just below the top quartile of the second category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of fees, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of New York municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund, after the Advisor’s waiver of a portion of the fee, was comparable to the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly higher than the median and comparable to the average expense ratio for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint

Certified Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2009 (Unaudited)

structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

28    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Annual Report – September 30, 2009

Includes All Share Classes

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Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	CUSIPS	NASDAQ SYMBOLS
Class A	885-215-103	LTUSX
Class B	885-215-848	LTUBX
Class C	885-215-830	LTUCX
Class I	885-215-699	LTUIX
Class R3	885-215-491	LTURX

Limited Term Income Fund
Class A	885-215-509	THIFX
Class C	885-215-764	THICX
Class I	885-215-681	THIIX
Class R3	885-215-483	THIRX

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Barclays Capital U.S. Corporate Index – The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	7.21%	5.99%	4.28%	5.17%	6.04%
With sales charge	5.62%	5.47%	3.96%	5.01%	5.97%

See page 48 of the Annual Report for all share class total returns.

30-DAY YIELDS

As of September 30, 2009

	Annualized Distribution Rate	SEC Yield
A Shares	3.19%	2.59%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	AAA

Number of Bonds	121

Duration	2.8 Yrs

Average Maturity	3.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND VERSUS

LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2009

We often are asked to compare Thornburg Limited Term U.S. Government Fund to money market fund returns. U.S. Government bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in U.S. Government bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term U.S. Government Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term U.S. Government Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by U.S. Government money market funds may be exempt from some state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term U.S. Government Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term U.S. Government Fund or a U.S. Government money market fund. Neither are insured by the FDIC or any other government agency.

Lipper U.S. Government Money Market Funds Average is an arithmetic average of the total return of all U.S. Government money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.03%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	13.05%	5.84%	4.38%	5.43%	5.61%
With sales charge	11.37%	5.31%	4.07%	5.27%	5.52%

See page 49 of the Annual Report for all share class total returns.

30-DAY YIELDS

As of September 30, 2009

	Annualized Distribution Rate	SEC Yield
A Shares	4.62%	3.25%

Without fee waivers and expense reimbursements, the 30-day SEC yield would have been 3.11% and the Annualized Distribution Rate would have been 4.48%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2009

Average Credit Quality	A

Number of Bonds	299

Duration	3.8 Yrs

Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments on page 14.

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THORNBURG LIMITED TERM INCOME FUND VERSUS

LIPPER MONEY MARKET FUNDS (TAXABLE) AVERAGE

Class A shares as of September 30, 2009

We often are asked to compare Thornburg Limited Term Income Fund to money market fund returns. Taxable bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in taxable bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Income Fund took more risk than money market investors to earn their higher returns, including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Income Fund has an average maturity of normally less than five years.

Interest dividends paid by the Fund or by taxable money market funds are generally subject to federal income tax and state income tax (except that income from U.S. Government Securities may be exempt from state income tax). Both Thornburg Limited Term Income Fund and taxable money market funds may be subject to AMT.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Income Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Income Fund or a taxable money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Money Market Funds (Taxable) Average is an arithmetic average of the total return of all taxable money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report.    7

Thornburg Limited Term Income Funds

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Annual Report

Letter to Shareholders

Jason Brady, CFA Portfolio Manager	October 17, 2009
Dear Fellow Shareholder:

I am very pleased to present the Annual Reports for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended September 30, 2009. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 52 cents in the period to $13.78. If you were invested for the entire period, you received dividends of 42.5 cents per share. If you reinvested your dividends, you received 43.1 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I due to varying class-specific expenses. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 89 cents in the period to $12.81. If you were invested for the entire period, you received dividends of 60.6 cents per share. If you reinvested your dividends, you received 62.0 cents per share. Dividends per share were lower for Class C and R3 shares and higher for Class I due to varying class-specific expenses.

The yields on U.S. Treasuries were volatile over the course of the past year, with a change in the shape of the yield curve as well as general price appreciation in U.S. Treasuries driving returns in that sector. A much larger factor in the fixed income market generally, however, was a considerable tightening in spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes. This was the opposite move from what the market experienced over the course of the previous year. The two-year U.S. Treasury moved from a 1.97% yield to a 0.95% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 3.83% yield to a 3.31% yield. As you can see, relatively, front-end securities moved lower in yield than longer-term securities. This “steepening” of the yield curve was primarily the result of a slowing in the U.S. economy and the corresponding belief by the market that the Federal Reserve would remain “on hold” with a front-end rate of effectively zero.

The aforementioned policy actions were largely due to a significant dislocation of global credit markets. Credit spreads initially widened dramatically in September through November of 2008. After the beginning of March 2009, however, spreads of nearly all non-Treasury fixed income asset classes moved dramatically tighter through the end of September of 2009. The Barclays Corporate Bond Index, as an example, gained 21.77% over the course of the one year ended on September 30, 2009 with 14.23% of that due to price return alone. The additional spread that investors were paid in yield to invest in the average corporate bond moved from 4.40% on September 30, 2008 to a high of over 6% in early December down to 2.18% on September 30, 2009. By many measures, fixed income securities have had their best year in history; I wrote the exact opposite statement one year ago. One year ago, I spoke of opportunity in the spread asset classes for investors with a long term time horizon, and I’m happy to report that your Funds took advantage of the historic dislocation we saw in fixed income marketplaces at the end of 2008.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 7.21% over the twelve-month period ended September 30, 2009, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government Index produced a 6.26% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond mutual fund category was 6.50% . The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 13.05% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/Credit Index produced a 10.01% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade Debt mutual fund category was 10.32% . Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than the Indices during much of the past year and as a result took advantage of the aforementioned yield curve steepening. At the same time, Thornburg’s prudent credit selection and corporate bond overweight (within the Income Fund) clearly benefited the Income Fund. That overweight (which we increased over the course of the 4th quarter of 2008 and most especially over the first quarter of 2009 when opportunities were good) was the biggest contributor to fund outperformance over the course of the year. In a time of tightening credit spreads, U.S. Treasuries under-perform any other fixed income security. Similarly, while the Thornburg Limited Term U.S. Government Fund continues to hold

Certified Annual Report    9

Letter to Shareholders,

Continued

only instruments guaranteed by the U.S. Government or government sponsored enterprises, the Fund’s holdings in non-Treasury securities including agency debentures and mortgages (which we increased at the start of 2009) outperformed U.S. Treasuries. I remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results and in aggregate position the Funds well for continued solid returns.

Looking forward, I believe that the scope for further price appreciation in fixed income is limited. Though the economic environment appears to have stabilized, I have some significant misgivings. Consumer credit is contracting for the first time in more than 60 years. Unemployment continues to increase and is already at rates not seen since the early eighties. Though the financial system has survived due to significant government intervention, the distance between mere survival and significant growth is large. Furthermore, price appreciation in the fixed income universe has been quite significant. Though many of the gains have merely reversed outsized and unprecedented losses within non-Treasury asset classes, those same gains leave little room for further price upside. This is not to say that fixed income is a bad asset class without any place in investors’ portfolios. In fact, I believe that there is a growing need for income and that the income produced by these and other portfolios will remain an important part of many individuals’ asset allocation. In addition, given that I am worried about the ability of the U.S. economy to grow significantly going forward, income may turn out to be a large part of the total return available in many markets. As such, the importance of investing in these portfolios remains undiminished.

In this, as in any environment, high-quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of Funds which are not highly correlated to equity markets’ returns. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind.

No matter the direction of interest rates or credit spreads in the near term, I believe the Funds are well positioned to achieve their longer-term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This strategy balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time. The Funds seek to provide stability to the underlying principal and they can provide income for your portfolio.

Thank you very much for investing in our Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate vehicles for those looking for core bond investments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2009

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 20.04%
United States Treasury Notes, 3.625%, 1/15/2010	$16,000,000	$16,161,875
United States Treasury Notes, 2.125%, 4/30/2010	5,000,000	5,055,274
United States Treasury Notes, 4.625%, 10/31/2011	2,000,000	2,149,531
United States Treasury Notes, 4.875%, 6/30/2012	4,000,000	4,387,812
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	1,979,141
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,626,367
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,429,375
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,285,060	2,376,677
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,428,840	4,583,849
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,425,350	5,633,853

TOTAL U.S. TREASURY SECURITIES (Cost $50,550,310)		52,383,754

U.S. GOVERNMENT AGENCIES — 17.96%
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	236,902
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	272,876
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,049,597
Federal Home Loan Bank, 4.125%, 8/13/2010	3,000,000	3,090,944
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,241,163
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,284,619
Federal Home Loan Mtg Corp., 2.375%, 2/24/2012	2,000,000	2,014,132
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,426,371
Federal Home Loan Mtg Corp., 5.50%, 3/28/2016	1,190,000	1,261,129
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,274,926
Federal Home Loan Mtg Corp., 5.50%, 7/15/2019	4,625,689	4,947,580
Federal National Mtg Assoc., 2.00%, 3/2/2011	2,000,000	2,012,907
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,704,098
Overseas Private Investment Corp., 4.10%, 11/15/2014	1,377,600	1,418,928
Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,545,080
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,965,737
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,270,958
[a,b] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,787,556	2,926,933

TOTAL U.S. GOVERNMENT AGENCIES (Cost $44,188,249)		46,944,880

MORTGAGE BACKED — 56.38%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	674,831	730,276
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	1,281,865	1,365,776
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	2,500,000	2,649,628
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	1,000,000	1,069,705
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	613,393	623,263
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,051,791

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2009

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 26925 Class QD, 5.00%, 12/15/2022	$2,575,000	$2,711,295
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	2,442,676	2,599,635
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00%, 8/15/2032	1,500,000	1,564,574
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00%, 10/15/2032	2,000,000	2,099,528
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	2,400,000	2,505,366
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00%, 2/15/2033	1,470,000	1,543,141
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	1,056,247	1,091,965
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	4,718,995	5,026,793
Federal Home Loan Mtg Corp., CMO Series 2834 Class VE, 5.50%, 7/15/2015	2,124,564	2,206,487
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00%, 3/15/2033	2,400,000	2,513,909
Federal Home Loan Mtg Corp., CMO Series 2943 Class HE, 5.00%, 3/15/2033	1,965,000	2,058,609
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	1,236,576	1,308,091
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50%, 5/15/2034	1,800,250	1,907,045
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	3,000,000	3,174,645
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50%, 10/15/2016	1,428,075	1,503,241
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50%, 11/15/2030	2,250,000	2,382,000
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	5,275,000	5,542,730
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	5,535,000	5,828,445
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50%, 4/15/2031	2,326,470	2,415,580
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00%, 1/15/2031	1,000,000	1,041,612
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00%, 5/15/2028	1,164,532	1,185,399
Federal Home Loan Mtg Corp., CMO Series 3219 Class PD, 6.00%, 11/15/2035	3,000,000	3,220,998
Federal Home Loan Mtg Corp., CMO Series 3228 Class PC, 5.50%, 7/15/2030	5,000,000	5,117,331
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	2,658,810	2,830,314
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	669,053	696,399
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	2,000,000	2,115,987
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,107,874
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	3,000,000	3,174,598
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	2,676,900	2,853,364
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,779,266	2,996,964
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00%, 5/15/2039	1,940,942	2,046,178
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	1,246,089	1,323,411
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	2,285,882	2,377,342
Federal Home Loan Mtg Corp., Pool # 1N1736, 5.24%, 4/1/2037	1,275,662	1,341,840
Federal Home Loan Mtg Corp., Pool # 252986, 10.75%, 4/1/2010	1,179	1,183
Federal Home Loan Mtg Corp., Pool # 298107, 10.25%, 8/1/2017	21,271	24,495
Federal Home Loan Mtg Corp., Pool # C90041, 6.50%, 11/1/2013	14,087	14,809
Federal Home Loan Mtg Corp., Pool # D37120, 7.00%, 7/1/2023	26,482	28,815
Federal National Mtg Assoc., CMO Series 1993-122 Class D, 6.50%, 6/25/2023	6,257	6,256
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	77,609	82,454
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	1,597,138	1,682,145
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	1,017,000	1,080,452
Federal National Mtg Assoc., CMO Series 2003-44 Class CB, 4.25%, 3/25/2033	2,352,530	2,413,554
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	1,000,000	1,059,781
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	2,000,000	2,087,948
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,020,896
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,897,000	3,042,168
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	1,329,682	1,373,665
Federal National Mtg Assoc., CMO Series 2006-57 Class PC, 5.50%, 10/25/2032	1,780,000	1,891,552
Federal National Mtg Assoc., CMO Series 2006-78 Class MB, 5.50%, 7/25/2034	3,000,000	3,204,283
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	4,159,071	4,432,772
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,916,000	3,090,565
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	1,000,000	1,055,567
Federal National Mtg Assoc., CMO Series 2007-83 Class PA, 6.00%, 3/25/2029	1,416,520	1,466,071

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2009

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	$3,749,468	$4,038,038
Federal National Mtg Assoc., Pool # 044003, 8.00%, 6/1/2017	16,687	18,234
Federal National Mtg Assoc., Pool # 050811, 7.50%, 12/1/2012	14,314	15,043
Federal National Mtg Assoc., Pool # 050832, 7.50%, 6/1/2013	16,811	17,646
Federal National Mtg Assoc., Pool # 076388, 9.25%, 9/1/2018	57,121	63,958
Federal National Mtg Assoc., Pool # 190555, 7.00%, 1/1/2014	14,444	15,326
Federal National Mtg Assoc., Pool # 250387, 7.00%, 11/1/2010	6,929	7,109
Federal National Mtg Assoc., Pool # 251759, 6.00%, 5/1/2013	26,362	28,152
Federal National Mtg Assoc., Pool # 252648, 6.50%, 5/1/2022	95,967	103,652
Federal National Mtg Assoc., Pool # 303383, 7.00%, 12/1/2009	191	192
Federal National Mtg Assoc., Pool # 312663, 7.50%, 6/1/2010	2,109	2,148
Federal National Mtg Assoc., Pool # 334996, 7.00%, 2/1/2011	6,802	7,001
Federal National Mtg Assoc., Pool # 342947, 7.25%, 4/1/2024	210,436	230,728
Federal National Mtg Assoc., Pool # 384243, 6.10%, 10/1/2011	583,284	602,745
Federal National Mtg Assoc., Pool # 406384, 8.25%, 12/1/2024	107,957	118,481
Federal National Mtg Assoc., Pool # 443909, 6.50%, 9/1/2018	69,629	74,705
Federal National Mtg Assoc., Pool # 516363, 5.00%, 3/1/2014	50,096	52,638
Federal National Mtg Assoc., Pool # 555207, 7.00%, 11/1/2017	38,093	41,712
Federal National Mtg Assoc., Pool # 895572, 5.698%, 6/1/2036	2,184,811	2,292,759
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	1,689,183	1,790,675
Federal National Mtg Assoc., REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	2,016,289	2,109,619
Federal National Mtg Assoc., REMIC Series 2008-3 Class VB, 5.00%, 10/25/2022	1,000,000	1,042,176
Federal National Mtg Assoc., REMIC Series 2008-86 Class PC, 5.00%, 3/25/2034	5,000,000	5,231,322
Federal National Mtg Assoc., CMO Series 2007-42 Class YA, 5.50%, 1/25/2036	2,073,206	2,158,544
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	5,000,000	5,187,421
Government National Mtg Assoc., Pool # 000623, 8.00%, 9/20/2016	27,068	29,322
Government National Mtg Assoc., Pool # 409921, 7.50%, 8/15/2010	2,957	3,019
Government National Mtg Assoc., Pool # 410240, 7.00%, 12/15/2010	6,665	6,854
Government National Mtg Assoc., Pool # 410271, 7.50%, 8/15/2010	7,476	7,655
Government National Mtg Assoc., Pool # 410846, 7.00%, 12/15/2010	12,174	12,520
Government National Mtg Assoc., Pool # 430150, 7.25%, 12/15/2026	28,990	31,668
Government National Mtg Assoc., Pool # 453928, 7.00%, 7/15/2017	34,563	37,693
Government National Mtg Assoc., Pool # 780448, 6.50%, 8/15/2011	19,955	20,626

TOTAL MORTGAGE BACKED (Cost $142,825,647)		147,361,941

TOTAL INVESTMENTS — 94.38% (Cost $237,564,206)		$246,690,575
OTHER ASSETS LESS LIABILITIES — 5.62%		14,682,734

NET ASSETS — 100.00%		$261,373,309

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $2,926,933, representing 1.12% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2009

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 0.66%

United States Treasury Notes, 5.125% due 5/15/2016	AAA/Aaa	$1,000,000	$1,140,781
United States Treasury Notes, 4.875% due 8/15/2016	AAA/Aaa	2,000,000	2,250,547

TOTAL U.S. TREASURY SECURITIES (Cost $3,085,759)			3,391,328

U.S. GOVERNMENT AGENCIES — 2.03%
[a] Agribank FCB, 9.125% due 7/15/2019	ANR	3,500,000	3,785,299
Federal National Mtg Assoc., 7.00% due 3/1/2011	AAA/Aaa	4,186	4,295
Federal National Mtg Assoc., 6.42% due 4/1/2011	AAA/Aaa	2,237,362	2,375,623
Federal National Mtg Assoc., 5.095% due 12/1/2011	AAA/Aaa	118,294	125,146
Federal National Mtg Assoc., 7.491% due 8/1/2014	AAA/Aaa	23,759	23,759
Small Business Administration, 4.638% due 2/10/2015	NR/NR	1,453,937	1,495,521
[a,b] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	A-/NR	2,555,259	2,683,022

TOTAL U.S. GOVERNMENT AGENCIES (Cost $9,867,858)			10,492,665

OTHER GOVERNMENT — 1.13%
[a,c] Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,064,285
[c] Nova Scotia Province Canada, 5.75% due 2/27/2012	A+/Aa2	500,000	534,695
[c] Province of Ontario Canada, 4.10% due 6/16/2014	AA/Aa1	4,000,000	4,227,701

TOTAL OTHER GOVERNMENT (Cost $5,490,314)			5,826,681

MORTGAGE BACkED — 13.13%

Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	AAA/Aaa	3,388,791	3,517,543
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	AAA/Aaa	5,000,000	5,135,975
Federal Home Loan Mtg Corp., CMO Series 2738 Class QE, 5.00% due 7/15/2032	AAA/Aaa	3,000,000	3,163,942
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	AAA/Aaa	4,000,000	4,170,308
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	AAA/Aaa	1,042,000	1,093,846
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	AAA/Aaa	1,056,247	1,091,965
Federal Home Loan Mtg Corp., CMO Series 2902 Class QE, 5.50% due 6/15/2033	AAA/Aaa	1,400,000	1,487,468
Federal Home Loan Mtg Corp., CMO Series 2915 Class KD, 5.00% due 9/15/2033	AAA/Aaa	4,046,000	4,245,187
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50% due 5/15/2034	AAA/Aaa	1,150,319	1,218,559
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	AAA/Aaa	5,000,000	5,291,586
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	AAA/Aaa	2,000,000	2,083,225
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	5,300,000	5,759,465
Federal Home Loan Mtg Corp., CMO Series 3255 Class QB, 5.50% due 5/15/2029	AAA/Aaa	3,000,000	3,106,729
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00% due 5/15/2039	AAA/Aaa	2,911,413	3,069,267
Federal National Mtg Assoc., CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	AAA/Aaa	211,172	214,281
Federal National Mtg Assoc., CMO Series 2005-35 VG, 5.00% due 4/25/2016	AAA/Aaa	1,413,942	1,495,423
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	AAA/Aaa	2,634,780	2,806,420
Federal National Mtg Assoc., CMO Series 2006-51 Class PB, 5.50% due 8/25/2033	AAA/Aaa	3,000,000	3,149,071

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	AAA/Aaa	$2,875,134	$3,082,183
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	AAA/Aaa	4,243,399	4,443,386
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	AAA/Aaa	3,000,000	3,179,594
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	AAA/Aaa	4,901,520	5,079,327
Government National Mtg Assoc., Pool # 003007, 8.50% due 11/20/2015	AAA/Aaa	19,603	21,056
Government National Mtg Assoc., Pool # 827148, 4.375% due 2/20/2024	AAA/Aaa	34,891	36,237

TOTAL MORTGAGE BACKED (Cost $67,420,144)			67,942,045

ASSET BACKED SECURITIES — 4.65%

BANKS — 1.17%
COMMERCIAL BANKS — 1.01%

Wachovia Bank Commercial Mtg Trust, Series 2005-C21 Class A-4, 5.384% due 10/15/2044	AAA/Aaa	5,000,000	4,939,841
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 4.531% due 2/25/2035	A/B3	998,765	165,767
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 4.669% due 3/25/2035	NR/NR	1,066,963	140,033

THRIFTS & MORTGAGE FINANCE — 0.16%

Washington Mutual, Series 05-AR4 Class-A4B, 4.653% due 4/25/2035	AAA/Baa3	830,000	819,368

			6,065,009

CONSUMER SERVICES — 0.73%
HOTELS, RESTAURANTS & LEISURE — 0.73%

[d] Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	NR/NR	4,000,000	3,772,840

			3,772,840

DIVERSIFIED FINANCIALS — 2.75%
CAPITAL MARKETS — 1.39%

Bear Stearns Mtg., Series 2004-3 Class 1-A2, 4.171% due 7/25/2034	AAA/Aa3	431,851	351,676
[d] Commercial Mortgage Pass-Through Certificates, Series 2001-J1A Class C, 6.83% due 2/14/2034	NR/Aaa	3,500,000	3,652,933
GS Mtg Securities Corp., 2001-Rock Class C, 6.878% due 5/3/2018	AAA/Aaa	545,000	586,569
GSR Mtg Loan Trust, Series 2004-3F Class 2-A10, 17.198% due 2/25/2034	AAA/NR	144,654	155,458
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 1.746% due 10/25/2028	A+/A2	1,341,890	587,326
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 3.12% due 8/25/2034	AA/NR	957,533	411,161
[d] Morgan Stanley Dean Witter Capital Trust, Series 2000 Xl-1345 Class C, 7.846% due 9/3/2015	NR/Aaa	545,000	577,532
[d] Morgan Stanley Dean Witter Capital Trust, Series 2001 Xl-280 Class C, 6.756% due 2/3/2016	NR/Aaa	825,000	883,005

DIVERSIFIED FINANCIAL SERVICES — 1.36%

Banc America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 4.705% due 2/25/2035	NR/NR	2,892,487	411,366
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 4.842% due 3/25/2034	AA/A1	542,101	182,526
Countrywide Home Loan, Series 2004 Class 1-A, 3.748% due 7/20/2034	AAA/Aa3	675,389	499,274
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	AA-/Aa3	1,040,163	1,089,076
JPMorgan Chase Commercial Mtg., Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	4,848,901

			14,236,803

TOTAL ASSET BACKED SECURITIES (Cost $29,654,609)			24,074,652

CORPORATE BONDS — 61.84%

AUTOMOBILES & COMPONENTS — 1.60%
AUTOMOBILES — 1.60%

[a] American Honda Finance, 2.633% due 6/29/2011	A+/A1	3,500,000	3,491,086

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
[a] American Honda Finance Corp., 5.125% due 12/15/2010	A+/A1	$1,500,000	$1,541,667
[a] Harley Davidson Funding Corp., Series C, 6.80% due 6/15/2018	BBB/A2	2,500,000	2,434,430
Toyota Motor Credit Corp., 4.35% due 12/15/2010	AA/Aa1	800,000	817,018

			8,284,201

BANKS — 4.05%
COMMERCIAL BANKS — 4.05%

[a,c] ANZ National International, 6.20% due 7/19/2013	AA/Aa2	1,000,000	1,094,223
Charter One Bank NA, 5.50% due 4/26/2011	A-/A1	1,750,000	1,781,315
National City Bank, 7.25% due 7/15/2010	A/NR	2,000,000	2,059,148
National City Bank Floating Rate Note, 0.684% due 6/7/2017	A/A2	4,000,000	3,205,248
[c] National Westminster Bank, 7.375% due 10/1/2009	BBB/Baa3	715,000	715,000
Nations Bank Corp., 7.23% due 8/15/2012	A/A2	250,000	269,052
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,030,942
Silicon Valley Bank, 5.70% due 6/1/2012	BBB+/A2	3,500,000	3,523,219
Silicon Valley Bank, 6.05% due 6/1/2017	BBB/A3	1,000,000	932,687
Sovereign Bancorp, Inc., 0.519% due 3/23/2010	A/Baa1	2,000,000	1,997,470
Sovereign Bank, 5.125% due 3/15/2013	A-/Baa1	400,000	400,000
Suntrust Bank, 5.20% due 1/17/2017	BBB+/A3	400,000	373,266
Whitney National Bank, 5.875% due 4/1/2017	BB+/Baa1	2,000,000	1,684,100
Zions Bancorp, 7.75% due 9/23/2014	BBB-/B3	1,000,000	895,000

			20,960,670

CAPITAL GOODS — 5.64%
AEROSPACE & DEFENSE — 0.32%

Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,635,674

ELECTRICAL EQUIPMENT — 0.48%

Emerson Electric Co., 4.125% due 4/15/2015	A/A2	500,000	525,826
Emerson Electric Co., 5.75% due 11/1/2011	A/A2	800,000	868,604
Hubbell, Inc., 6.375% due 5/15/2012	A/A3	1,000,000	1,060,984

INDUSTRIAL CONGLOMERATES — 2.27%

General Electric Capital Corp., 4.875% due 10/21/2010	AA+/Aa2	2,500,000	2,577,963
General Electric Capital Corp., 7.375% due 1/19/2010	AA+/Aa2	400,000	407,604
General Electric Capital Corp. Floating Rate Note, 0.432% due 6/20/2014	AA+/Aa2	4,000,000	3,535,424
General Electric Capital Corp. Floating Rate Note, 0.419% due 12/15/2009	AA+/Aa2	1,000,000	1,000,206
[a] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	2,500,000	2,609,892
[c] Tyco International Finance, 6.375% due 10/15/2011	BBB+/Baa1	1,500,000	1,617,002

MACHINERY — 2.57%

Caterpillar Financial Services Corp., 5.85% due 9/1/2017	A/A2	1,500,000	1,613,548
Caterpillar Financial Services Corp. Floating Rate Note, 1.033% due 6/24/2011	A/A2	3,200,000	3,221,821
[a,b] General American Railcar Corp., 6.69% due 9/20/2016	AA-/Ba3	157,784	148,119
[a] Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011	NR/A1	5,000,000	5,007,555
[c] Ingersoll-Rand Global Holding Co., 9.50% due 4/15/2014	BBB+/Baa1	500,000	590,815
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,730,245
[a,c,e] Volvo Treasury AB, 5.95% due 4/1/2015	NR/NR	1,000,000	999,070

			29,150,352

COMMERCIAL & PROFESSIONAL SERVICES — 0.31%
COMMERCIAL SERVICES & SUPPLIES — 0.31%

Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,098,048
Waste Management, Inc., 7.375% due 8/1/2010	BBB/Baa3	500,000	523,594

			1,621,642

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.96%

HOUSEHOLD DURABLES — 0.50%

Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa3	$2,500,000	$2,597,532

TEXTILES, APPAREL & LUXURY GOODS — 0.46%

Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,381,545

			4,979,077

DIVERSIFIED FINANCIALS — 6.97%

CAPITAL MARKETS — 1.88%

Bear Stearns Co., Inc., 4.50% due 10/28/2010	A+/Aa3	3,000,000	3,101,088
[f,g] Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013	NR/NR	1,300,000	229,125
[a,c] Macquarie Group Ltd., 7.30% due 8/1/2014	A-/A2	3,000,000	3,203,466
[a,c] Macquarie Group Ltd., 7.625% due 8/13/2019	NR/NR	1,000,000	1,072,609
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A/A2	2,000,000	2,103,394

CONSUMER FINANCE — 0.88%

American Express Credit Corp., 5.875% due 5/2/2013	BBB+/A2	2,500,000	2,650,685
Capital One Bank, 6.50% due 6/13/2013	BBB/A3	300,000	319,839
Capital One Bank, 8.80% due 7/15/2019	BBB/A3	500,000	577,979
Capital One Financial Corp., 5.70% due 9/15/2011	BBB/Baa1	950,000	992,473

DIVERSIFIED FINANCIAL SERVICES — 4.21%

Bank of America Corp., 7.80% due 2/15/2010	A-/A3	1,060,000	1,082,215
Bank of America Corp., 7.40% due 1/15/2011	A-/A3	1,500,000	1,575,075
[a] Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	AAA/Aa1	3,000,000	3,087,300
[a] Bank of America Institutional Series B, 7.70% due 12/31/2026	B/Baa3	2,000,000	1,840,000
Citigroup, Inc., 6.125% due 5/15/2018	A/A3	500,000	492,322
Citigroup, Inc., 5.00% due 9/15/2014	A-/Baa1	3,000,000	2,854,755
Citigroup, Inc., 6.50% due 8/19/2013	A/A3	1,000,000	1,049,749
CME Group, Inc., 5.75% due 2/15/2014	AA/Aa3	750,000	820,837
[c] Export Import Bank of Korea, 8.125% due 1/21/2014	A/A2	1,000,000	1,145,482
[c] Korea Development Bank, 0.718% due 4/3/2010	A/A2	500,000	494,663
[c] Korea Development Bank, 8.00% due 1/23/2014	A/A2	1,000,000	1,142,910
MBNA Corp., 6.125% due 3/1/2013	A/A2	1,000,000	1,050,459
[a,c] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A2	2,000,000	2,017,536
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	1,500,000	1,983,849
Textron Financial Corp. Floating Rate Note, 0.523% due 2/25/2011	BB+/Baa3	1,250,000	1,155,666

			36,043,476

ENERGY — 6.44%

ENERGY EQUIPMENT & SERVICES — 1.40%

Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A-/A2	2,000,000	2,165,322
Nabors Inds, Inc., 9.25% due 1/15/2019	BBB+/Baa1	1,000,000	1,188,412
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	2,000,000	2,150,360
Smith International, Inc., 8.625% due 3/15/2014	BBB+/Baa1	1,500,000	1,722,600

OIL, GAS & CONSUMABLE FUELS — 5.04%

[c] BP Capital Markets plc, 3.875% due 3/10/2015	AA/Aa1	2,000,000	2,066,122
Conocophillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,075,871
[a] DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	1,500,000	1,791,933
Enbridge Energy Partners LP, 9.875% due 3/1/2019	BBB/Baa2	2,000,000	2,483,806
[c] Enbridge, Inc., 5.80% due 6/15/2014	A-/Baa1	2,000,000	2,195,616
Energy Transfer Partners LP, 6.00% due 7/1/2013	BBB-/Baa3	1,000,000	1,059,789
Enterprise Products Participating LP, 7.50% due 2/1/2011	BBB-/Baa3	250,000	266,881
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	797,368
NuStar Logistics, 7.65% due 4/15/2018	BBB-/Baa3	3,000,000	3,251,637

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Occidental Petroleum Corp., 7.00% due 11/1/2013	A/A2	$1,000,000	$1,155,280
Oneok Partners LP, 8.625% due 3/1/2019	BBB/Baa2	1,500,000	1,790,624
[c] Petrobras International Finance Co., 7.875% due 3/15/2019	BBB-/Baa1	1,500,000	1,730,625
Phillips Petroleum Co., 9.375% due 2/15/2011	A/A1	900,000	992,746
Phillips Petroleum Co., 8.75% due 5/25/2010	A/A1	250,000	263,914
Sunoco Logistics Partner, 8.75% due 2/15/2014	BBB/Baa2	500,000	540,098
[a,c] Woodside Finance Ltd., 8.75% due 3/1/2019	A-/Baa1	2,500,000	2,947,210
[a,c] Woodside Finance Ltd., 8.125% due 3/1/2014	A-/Baa1	1,500,000	1,683,822

			33,320,036

FOOD, BEVERAGE & TOBACCO — 3.47%

BEVERAGES — 1.96%

Anheuser Busch Cos., Inc., 4.70% due 4/15/2012	BBB+/Baa2	1,000,000	1,037,834
Anheuser Busch Cos., Inc., 4.375% due 1/15/2013	BBB+/Baa2	2,000,000	2,052,824
[a,c] Bacardi Ltd., 7.45% due 4/1/2014	BBB/Baa1	2,500,000	2,821,625
[a,c] Bacardi Ltd., 8.20% due 4/1/2019	BBB/Baa1	1,500,000	1,801,350
Coca Cola Co., 5.75% due 3/15/2011	A+/Aa3	200,000	212,958
[a,c] Sabmiller plc, 6.50% due 7/15/2018	BBB+/Baa1	2,000,000	2,219,858

FOOD PRODUCTS — 0.42%

Conagra, Inc., 7.875% due 9/15/2010	BBB/Baa2	11,000	11,643
General Mills, 5.20% due 3/17/2015	BBB+/Baa1	1,000,000	1,081,162
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB+/Baa2	1,000,000	1,072,622

TOBACCO — 1.09%

[h] Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,159,840
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	1,000,000	1,242,057
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	2,000,000	2,269,746
UST, Inc., 5.75% due 3/1/2018	BBB/Baa1	1,000,000	963,831

			17,947,350

HEALTH CARE EQUIPMENT & SERVICES — 0.62%

HEALTH CARE PROVIDERS & SERVICES — 0.62%

Mckesson Corp., 6.50% due 2/15/2014	BBB+/Baa3	1,000,000	1,096,145
Unitedhealth Group, Inc., 6.00% due 2/15/2018	A-/Baa1	1,000,000	1,050,846
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,076,354

			3,223,345

HOTELS RESTAURANTS & LEISURE — 0.80%

HOTELS, RESTAURANTS & LEISURE — 0.80%

[a] Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa1	2,500,000	2,549,002
[a,c] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/Aa2	1,500,000	1,609,484

			4,158,486

INSURANCE — 5.73%

INSURANCE — 5.73%

American International Group, Inc., 5.85% due 1/16/2018	A-/A3	2,000,000	1,448,016
[a] Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	983,228
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	1,000,000	948,320
International Lease Finance Corp., 5.00% due 9/15/2012	BBB+/Baa3	2,000,000	1,604,584
International Lease Finance Corp. Floating Rate Note, 0.909% due 1/15/2010	BBB+/Baa3	2,925,000	2,856,970
[a] Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	941,288
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	984,050
[a] Pacific Life Global Funding CPI Floating Rate Note, 0.75% due 2/6/2016	AA-/A1	8,000,000	7,186,240
[a] Principal Life Global Funding, 4.40% due 10/1/2010	A+/Aa3	4,000,000	4,042,168

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
[a,c] QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	$1,500,000	$1,242,271
Torchmark, Corp., 9.25% due 6/15/2019	A/Baa1	4,000,000	4,497,044
Transatlantic Holdings, Inc., 5.75% due 12/14/2015	BBB+/A3	2,400,000	2,162,830
UnumProvident Corp., 7.625% due 3/1/2011	BBB-/Ba1	691,000	712,341

			29,609,350

MATERIALS — 2.58%

CHEMICALS — 1.34%

Chevron Phillips Chemical, 7.00% due 6/15/2014	BBB/Baa1	4,000,000	4,423,864
Chevron Phillips Chemical, 7.00% due 3/15/2011	BBB/Baa1	500,000	531,561
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A/A2	1,000,000	1,074,903
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	341,973
[c] Potash Corp. of Saskatchewan, 5.25% due 5/15/2014	A-/Baa1	500,000	540,926

CONSTRUCTION MATERIALS — 1.02%

CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	2,000,000	2,248,678
[a,c] Holcim, Ltd., 6.00% due 12/30/2019	BBB/Baa2	1,500,000	1,518,252
Martin Marietta Materials, Inc., 0.641% due 4/30/2010	BBB+/Baa3	1,500,000	1,492,644

METALS & MINING — 0.22%
[a,c] Anglo American Capital, 9.375% due 4/8/2014	BBB/Baa1	1,000,000	1,165,000

			13,337,801

MEDIA — 1.96%

MEDIA — 1.96%

AOL Time Warner, Inc., 6.75% due 4/15/2011	BBB/Baa2	750,000	801,573
Comcast Corp., 6.30% due 11/15/2017	BBB+/Baa1	1,000,000	1,095,589
[c] Thomson Reuters Corp., 5.95% due 7/15/2013	A-/Baa1	2,000,000	2,195,630
Time Warner Cable, Inc., 8.25% due 2/14/2014	BBB/Baa2	750,000	873,989
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,720,396
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,205,563
Time Warner Co., Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	218,331

			10,111,071

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.95%

PHARMACEUTICALS — 0.95%

Abbott Labs, 3.75% due 3/15/2011	AA/A1	500,000	518,194
Pfizer, Inc., 5.35% due 3/15/2015	AAA/Aa2	2,500,000	2,768,268
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 0.423% due 2/1/2014	A+/A3	2,000,000	1,634,400

			4,920,862

RETAILING — 1.24%

SPECIALTY RETAIL — 1.24%

Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	2,500,000	2,678,275
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,750,000	2,102,166
Staples, Inc., 7.75% due 4/1/2011	BBB/Baa2	1,500,000	1,619,892

			6,400,333

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.35%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.35%

KLA Tencor Corp. Senior Note, 6.90% due 5/1/2018	BBB/Baa1	3,000,000	3,135,801
National Semiconductor Corp. Senior Note, 0.549% due 6/15/2010	BB+/Baa1	4,000,000	3,848,080

			6,983,881

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
SOFTWARE & SERVICES — 0.63%

INFORMATION TECHNOLOGY SERVICES — 0.63%

Computer Sciences Corp., 5.50% due 3/15/2013	A-/Baa1	$1,000,000	$1,056,324
Electronic Data Systems Corp., 6.00% due 8/1/2013	A/A2	1,000,000	1,115,820
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,092,150

			3,264,294

TECHNOLOGY HARDWARE & EQUIPMENT — 0.11%

COMPUTERS & PERIPHERALS — 0.11%

Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	552,501

			552,501

TELECOMMUNICATION SERVICES — 2.34%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.34%

AT&T, Inc., 4.85% due 2/15/2014	A/A2	1,000,000	1,063,695
AT&T, Inc., 5.80% due 2/15/2019	A/A2	750,000	802,527
[c] Deutsche Telekom International Finance, 6.75% due 8/20/2018	BBB+/Baa1	2,000,000	2,239,270
[a,c] Qtel International Finance Ltd., 6.50% due 6/10/2014	A-/A1	1,000,000	1,091,856
[c] Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,254,241
Verizon Communications, Inc., 6.10% due 4/15/2018	A/A3	500,000	539,995
[a] Verizon Wireless Capital, 3.75% due 5/20/2011	A/A2	1,000,000	1,031,727
[a] Verizon Wireless Capital Floating Rate Note, 3.025% due 5/20/2011	A/A2	2,000,000	2,069,054

			12,092,365

TRANSPORTATION — 0.44%

AIR FREIGHT & LOGISTICS — 0.11%

FedEx Corp., 8.76% due 5/22/2015	BBB+/Baa1	500,000	553,293

AIRLINES — 0.02%

Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	BBB+/Baa2	148,378	137,992

ROAD & RAIL — 0.31%

Ryder System, Inc., 7.20% due 9/1/2015	BBB+/Baa1	1,500,000	1,603,462

			2,294,747

UTILITIES — 13.65%

ELECTRIC UTILITIES — 8.00%

AEP Texas Central Transition Bond Series A-1, 4.98% due 1/1/2010	AAA/Aaa	383,154	387,207
Appalachian Power Co., 7.95% due 1/15/2020	BBB/Baa2	2,500,000	3,039,730
Aquila, Inc., 7.95% due 2/1/2011	BBB/Baa3	1,500,000	1,576,232
Arizona Public Service Co., 8.75% due 3/1/2019	BBB-/Baa2	1,000,000	1,210,734
Centerpoint Energy, 7.00% due 3/1/2014	BBB+/Baa1	2,000,000	2,272,914
Commonwealth Edison Co., 6.15% due 3/15/2012	A-/Baa1	910,000	987,480
Commonwealth Edison Co., 4.74% due 8/15/2010	A-/Baa1	975,000	997,166
[a,c] E. ON AG, 5.80% due 4/30/2018	A/A2	2,000,000	2,152,328
[a,c] Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,371,648
Entergy Gulf States, Inc., 5.12% due 8/1/2010	BBB+/Baa1	1,800,000	1,804,567
Entergy Gulf States, Inc., 5.70% due 6/1/2015	BBB+/Baa1	2,300,000	2,321,723
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	1,500,000	1,680,435
[a] Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: Natl-Re)	AAA/A2	3,784,988	4,010,763
Gulf Power Co., 4.35% due 7/15/2013	A/A2	925,000	960,192
Idaho Power Corp., 6.025% due 7/15/2018	A-/A3	1,000,000	1,091,242
Illinois Power Co., 9.75% due 11/15/2018	BBB/Baa1	2,000,000	2,510,832
[a,c] Korea Southern Power Co., 5.375% due 4/18/2013	A/A1	1,000,000	988,128

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB/Baa2	$2,250,000	$2,657,965
MP Environmental, 4.982% due 7/1/2014	AAA/Aaa	3,520,491	3,666,419
Oglethorpe Power Corp., 6.10% due 6/15/2019	A/A3	2,500,000	2,617,690
PPL Energy Supply LLC, 6.50% due 5/1/2018	BBB/Baa2	1,000,000	1,077,553
Progress Energy, Inc., 6.05% due 3/15/2014	BBB/Baa2	750,000	822,569
Toledo Edison Co., 7.25% due 5/1/2020	BBB+/Baa1	1,000,000	1,177,654

GAS UTILITIES — 1.39%

Atmos Energy Corp., 8.50% due 3/15/2019	BBB+/Baa2	2,250,000	2,777,771
Kaneb Pipe Line Operating Partners, 5.875% due 6/1/2013	BBB-/Baa3	2,000,000	2,070,956
[a] Maritimes & North East Pipeline, 7.50% due 5/31/2014	BBB/Baa3	2,000,000	2,103,560
Southern California Gas Co., 4.375% due 1/15/2011	NR/Aa3	225,000	232,252

MULTI-UTILITIES — 4.26%

Ameren Energy Generating Co., 7.00% due 4/15/2018	BBB-/Baa3	2,000,000	2,024,344
Atlantic City Electric Co., 7.75% due 11/15/2018	A-/A3	500,000	607,417
Dominion Resources, Inc., 8.875% due 1/15/2019	A-/Baa2	1,000,000	1,265,194
[a] Enogex LLC, 6.875% due 7/15/2014	BBB+/Baa3	4,000,000	4,156,476
Northern States Power Co., 4.75% due 8/1/2010	A/A1	2,825,000	2,920,705
[a] Power Receivables Financing LLC, 6.29% due 1/1/2012	NR/NR	3,887,776	3,968,991
Sempra Energy, 6.50% due 6/1/2016	BBB+/Baa1	500,000	552,722
Southern California Edison Co., 5.75% due 3/15/2014	A/A1	500,000	554,170
[a,c] Taqa Abu Dhabi National Energy Co., 7.25% due 8/1/2018	AA-/Aa2	1,000,000	1,071,177
[a,c] Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	AA-/Aa2	1,000,000	1,069,288
Union Electric Co., 4.65% due 10/1/2013	BBB/A3	2,000,000	2,046,002
Union Electric Co., 6.70% due 2/1/2019	BBB/A3	500,000	564,305
Wisconsin Public Service Corp., 6.125% due 8/1/2011	A/A1	1,150,000	1,235,291

			70,603,792

TOTAL CORPORATE BONDS (Cost $300,141,025)			319,859,632

MUNICIPAL BONDS — 11.11%

Amelia County IDA, 4.80% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT)	BBB/NR	1,000,000	1,010,520
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	A/Baa1	1,860,000	1,888,123
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	AAA/Aa3	300,000	317,103
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	AAA/Aa3	120,000	128,077
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	A/A3	2,365,000	2,189,659
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/ FGIC)	A/A3	2,270,000	1,975,853
Brockton Massachusetts Taxable Economic Development, 6.45% due 5/1/2017 (Insured: FGIC)	A/A2	130,000	130,581
Canadian County Oklahoma Educational Facilities Authority, 4.253% due 9/1/2014	A+/NR	3,000,000	3,105,330
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	1,095,000	1,090,850
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	NR/Aa3	250,000	260,443
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	NR/Aa3	150,000	161,018
Granite City Madison County, 4.875% due 5/1/2027 (Waste Management)	BBB/NR	1,000,000	1,008,360
Green Bay Wisconsin, 4.875% due 4/1/2011 (Insured: Natl-Re)	NR/Aa2	365,000	378,976
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: Natl-Re)	NR/A3	245,000	246,619
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: Natl-Re)	NR/A3	315,000	316,525
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: FSA)	AAA/Aa3	1,385,000	1,482,587
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: FSA)	NR/Aa3	210,000	210,760
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	BBB-/Baa3	2,370,000	2,153,406
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,855,000	1,889,726
[a] Midwest Family Housing, 5.168% due 7/1/2016	NR/NR	1,535,000	1,260,250
Mississippi Development Bank Special Obligation Refinance Harrison County B, 5.21% due
7/1/2013 (Insured: FSA)	AAA/NR	1,200,000	1,309,176

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Missouri State Development Finance Board, 5.45% due 3/1/2011 (Crackerneck Creek)	A+/NR	$1,090,000	$1,134,679
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	AA+/Aa2	100,000	106,656
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	110,000	116,636
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/NR	50,000	52,787
New Mexico Mtg Finance Authority SFMR, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	AAA/NR	910,000	980,006
New Mexico Mtg Finance Authority Taxable, 5.00% due 7/1/2025	AAA/NR	1,000,000	984,110
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	NR/Aaa	275,000	285,497
New York State Urban Development Corp., 4.75% due 12/15/2011	AAA/NR	1,400,000	1,483,944
Newark New Jersey, 4.70% due 4/1/2011 (Insured: Natl-Re)	NR/A1	845,000	841,721
Newark New Jersey, 4.90% due 4/1/2012 (Insured: Natl-Re)	NR/A1	1,225,000	1,211,905
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: Natl-Re)	A/Baa1	360,000	362,102
[e] North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,029,300
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,266,864
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,561,500
Ohio State Solid Waste, 4.25% due 4/1/2033 (Republic Services)	BBB/NR	1,000,000	980,340
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: Natl-Re)	AA/Aa3	550,000	576,406
Pasadena California Pension Funding, 7.33% due 5/15/2022	AA+/NR	2,000,000	2,273,800
Pennsylvania Economic Development, 4.70% due 11/1/2021 (Waste Management)	BBB/NR	2,250,000	2,318,625
Port Walla Walla Washington Revenue, 5.30% due 12/1/2009	NR/NR	235,000	235,028
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	BBB+/NR	2,715,000	2,420,477
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA/A1	2,000,000	2,139,660
Santa Fe County New Mexico Charter School Taxable, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	85,000	83,821
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	NR/NR	1,400,000	1,437,772
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	NR/NR	1,500,000	1,553,325
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	NR/Aa3	355,000	380,691
Tennessee State Taxable, 6.00% due 2/1/2013	AA+/Aa1	500,000	542,050
Texas Tech University, 6.00% due 8/15/2011 (Insured: Natl-Re)	AA/Aa3	245,000	260,117
Victor New York, 9.20% due 5/1/2014	NR/NR	1,085,000	1,111,279
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	AAA/Aa3	200,000	217,472
Wisconsin State Health & Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,320,000	2,013,458

TOTAL MUNICIPAL BONDS (Cost $56,449,411)			57,475,970

SHORT TERM INVESTMENTS — 3.40%

Chicago GO, 0.50% due 1/1/2040 put 10/7/2009 (Insured: FSA/SPA-Dexia Credit Local) (weekly demand notes)	AAA/Aa3	6,000,000	6,000,000
Devon Energy Corp., 0.20% due 10/1/2009	NR/NR	11,600,000	11,600,000

TOTAL SHORT TERM INVESTMENTS (Cost $17,600,000)			17,600,000

TOTAL INVESTMENTS — 97.95% (Cost $489,709,120)			$506,662,973

OTHER ASSETS LESS LIABILITIES — 2.05%			10,617,755

NET ASSETS — 100.00%			$517,280,728

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2009

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $96,927,536, representing 18.75% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond – Denominated in U.S. dollars and publicly issued in the U.S. by foreign banks and corporations.
d	Private Placement.
e	When-issued security.
f	Bond in default.
g	Non-income producing.
h	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements

Certified Annual Report    23

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2009

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $237,564,206 and $489,709,120) (Note 2)	$246,690,575	$506,662,973
Cash	12,892,762	444,487
Receivable for investments sold	—	2,053,039
Principal receivable	1,030	—
Receivable for fund shares sold	1,718,432	6,979,763
Interest receivable	1,421,507	5,707,150
Prepaid expenses and other assets	87,555	37,033

Total Assets	262,811,861	521,884,445

LIABILITIES
Payable for securities purchased	—	2,998,070
Payable for fund shares redeemed	1,098,712	775,438
Payable to investment advisor and other affiliates (Note 3)	175,474	287,670
Accounts payable and accrued expenses	—	97,968
Dividends payable	164,366	444,571

Total Liabilities	1,438,552	4,603,717

NET ASSETS	$261,373,309	$517,280,728

NET ASSETS CONSIST OF:
Undistributed/Distribution in excess of net investment income	$298,159	$(41,874)
Net unrealized appreciation on investments	9,126,369	16,953,853
Accumulated net realized gain (loss)	1,202,117	(3,496,872)
Net capital paid in on shares of beneficial interest	250,746,664	503,865,621

	$261,373,309	$517,280,728

24    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($142,872,103 and $243,141,450 applicable to 10,366,473 and 18,974,705 shares of beneficial interest outstanding - Note 4)	$13.78	$12.81
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$13.99	$13.01

Class B Shares:
Net asset value and offering price per share * ($5,949,666 applicable to 432,667 shares of beneficial interest outstanding - Note 4)	$13.75	$—

Class C Shares:
Net asset value and offering price per share * ($80,038,959 and $117,949,626 applicable to 5,772,707 and 9,219,527 shares of beneficial interest outstanding - Note 4)	$13.87	$12.79

Class I Shares:
Net asset value, offering and redemption price per share ($24,887,127 and $146,099,115 applicable to 1,805,972 and 11,399,539 shares of beneficial interest outstanding - Note 4)	$13.78	$12.82

Class R3 Shares:
Net asset value, offering and redemption price per share ($7,625,454 and $10,090,537 applicable to 553,005 and 786,930 shares of beneficial interest outstanding - Note 4)	$13.79	$12.82

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    25

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2009

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $718,300 and $312,623)	$10,933,046	$22,339,841

EXPENSES:
Investment advisory fees (Note 3)	1,034,391	1,849,196
Administration fees (Note 3)
Class A Shares	188,126	208,584
Class B Shares	8,243	—
Class C Shares	110,894	96,679
Class I Shares	11,361	58,238
Class R3 Shares	9,131	11,455
Distribution and service fees (Note 3)
Class A Shares	376,252	417,168
Class B Shares	65,924	—
Class C Shares	888,663	770,923
Class R3 Shares	36,538	45,850
Transfer agent fees
Class A Shares	145,652	148,986
Class B Shares	14,210	—
Class C Shares	107,315	90,075
Class I Shares	22,903	67,144
Class R3 Shares	7,227	9,718
Registration and filing fees
Class A Shares	25,711	24,760
Class B Shares	16,501	—
Class C Shares	23,314	18,033
Class I Shares	16,624	22,226
Class R3 Shares	16,962	17,463
Custodian fees (Note 3)	80,643	96,717
Professional fees	40,437	45,461
Accounting fees	14,485	16,927
Trustee fees	10,535	13,742
Other expenses	54,480	42,500

Total Expenses	3,326,522	4,071,845
Less:
Expenses reimbursed by investment advisor (Note 3)	(37,407)	(214,467)
Distribution fees waived (Note 3)	(444,331)	(385,461)
Fees paid indirectly (Note 3)	(19,576)	(1,541)

Net Expenses	2,825,208	3,470,376

Net Investment Income	$8,107,838	$18,869,465

26    Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$3,084,641	$3,552,821
Net change in unrealized appreciation (depreciation) of investments	7,426,220	29,669,097

Net Realized and Unrealized Gain	10,510,861	33,221,918

Net Increase in Net Assets Resulting From Operations	$18,618,699	$52,091,383

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$8,107,838	$5,523,034
Net realized gain (loss) on investments	3,084,641	591,631
Increase (Decrease) in unrealized appreciation (depreciation) of investments	7,426,220	2,079,673

Net Increase (Decrease) in Net Assets Resulting from Operations	18,618,699	8,194,338

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,723,163)	(3,449,329)
Class B Shares	(135,559)	(62,097)
Class C Shares	(2,517,507)	(1,141,337)
Class I Shares	(773,676)	(687,676)
Class R3 Shares	(226,391)	(182,595)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	13,712,593	30,152,088
Class B Shares	559,853	2,522,111
Class C Shares	12,728,762	38,094,236
Class I Shares	2,724,836	5,016,787
Class R3 Shares	992,513	1,881,814

Net Increase in Net Assets	40,960,960	80,338,340

NET ASSETS:
Beginning of Year	220,412,349	140,074,009

End of Year	$261,373,309	$220,412,349

Undistributed net investment income	$298,159	$83,044

See notes to financial statements.

28    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	September 30, 2009

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$18,869,465	$13,741,379
Net realized gain (loss) on investments	3,552,821	(1,268,288)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	29,669,097	(11,780,991)

Net Increase (Decrease) in Net Assets Resulting from Operations	52,091,383	692,100

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,418,379)	(6,044,314)
Class C Shares	(3,707,522)	(1,908,409)
Class I Shares	(6,277,646)	(5,435,409)
Class R3 Shares	(465,918)	(353,247)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	92,947,695	(15,302,054)
Class C Shares	53,379,024	18,676,711
Class I Shares	18,599,359	19,634,479
Class R3 Shares	(287,139)	3,948,966

Net Increase in Net Assets	197,860,857	13,908,823

NET ASSETS:
Beginning of Year	319,419,871	305,511,048

End of Year	$517,280,728	$319,419,871

See notes to financial statements.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$52,383,754	$52,383,754	$—	$—
U.S. Government Agencies	46,944,880	—	46,944,880	—
Mortgage Backed	147,361,941	—	147,361,941	—

Total Investments in Securities	$246,690,575	$52,383,754	$194,306,821	$—

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$3,391,328	$3,391,328	$—	$—
U.S. Government Agencies	10,492,665	—	10,492,665	—
Other Government	5,826,681	—	5,826,681	—
Mortgage Backed	67,942,045	—	67,942,045	—
Asset Backed Securities	24,074,652	—	24,074,652	—
Corporate Bonds	319,859,632	—	319,859,632	—
Municipal Bonds	57,475,970	—	57,475,970	—
Short Term Investments	17,600,000	—	17,600,000	—

Total Investments in Securities	$506,662,973	$3,391,328	$503,271,645	$—

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,540, $4,113, $1,968 and $29,786 for the Class B, C, I and R3 shares, respectively, of the Government Fund and $81,041, $65,250, $23,353, and $44,823 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Funds that they earned net commissions aggregating $1,520 from the sale of Class A shares of the Government Fund, $2,934 from the sale of Class A

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

shares of the Income Fund, and collected contingent deferred sales charges aggregating $25,840 and $16,223 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statements of Operations. Distribution fees of $444,331 and $385,461, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2009, fees paid indirectly were $19,576 for the Government Fund and $1,541 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,044,523	$95,215,680	4,369,558	$58,069,047
Shares issued to shareholders in reinvestment of dividends	279,701	3,808,354	211,200	2,798,238
Shares repurchased	(6,282,151)	(85,311,441)	(2,318,228)	(30,715,197)

Net Increase (Decrease)	1,042,073	$13,712,593	2,262,530	$30,152,088

Class B Shares
Shares sold	293,980	$3,952,703	287,259	$3,815,622
Shares issued to shareholders in reinvestment of dividends	8,315	113,015	3,540	46,773
Shares repurchased	(258,733)	(3,505,865)	(101,549)	(1,340,284)

Net Increase (Decrease)	43,562	$559,853	189,250	$2,522,111

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

GOVERNMENT FUND

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	5,398,545	$73,120,285	4,329,138	$57,987,683
Shares issued to shareholders in reinvestment of dividends	132,715	1,818,052	65,290	870,692
Shares repurchased	(4,556,448)	(62,209,575)	(1,556,409)	(20,764,139)

Net Increase (Decrease)	974,812	$12,728,762	2,838,019	$38,094,236

Class I Shares
Shares sold	1,353,081	$18,389,155	922,038	$12,250,106
Shares issued to shareholders in reinvestment of dividends	35,061	476,842	39,092	517,921
Shares repurchased	(1,186,944)	(16,141,161)	(587,596)	(7,751,240)

Net Increase (Decrease)	201,198	$2,724,836	373,534	$5,016,787

Class R3 Shares
Shares sold	414,219	$5,628,281	265,853	$3,540,253
Shares issued to shareholders in reinvestment of dividends	16,151	220,135	13,376	177,342
Shares repurchased	(357,273)	(4,855,903)	(138,318)	(1,835,781)

Net Increase (Decrease)	73,097	$992,513	140,911	$1,881,814

INCOME FUND
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,110,221	$133,515,913	4,077,504	$50,782,602
Shares issued to shareholders in reinvestment of dividends	557,688	6,698,514	382,187	4,756,794
Shares repurchased	(3,969,959)	(47,266,732)	(5,687,221)	(70,841,450)

Net Increase (Decrease)	7,697,950	$92,947,695	(1,227,530)	$(15,302,054)

Class C Shares
Shares sold	6,724,821	$80,629,530	2,478,217	$30,760,300
Shares issued to shareholders in reinvestment of dividends	218,899	2,628,336	109,746	1,362,431
Shares repurchased	(2,524,932)	(29,878,842)	(1,080,947)	(13,446,020)

Net Increase (Decrease)	4,418,788	$53,379,024	1,507,016	$18,676,711

Class I Shares
Shares sold	5,532,405	$66,543,531	4,178,477	$52,176,888
Shares issued to shareholders in reinvestment of dividends	414,485	4,961,968	358,454	4,462,198
Shares repurchased	(4,467,592)	(52,906,140)	(2,966,749)	(37,004,607)

Net Increase (Decrease)	1,479,298	$18,599,359	1,570,182	$19,634,479

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

INCOME FUND

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	492,247	$5,906,665	538,236	$6,722,392
Shares issued to shareholders in reinvestment of dividends	35,956	429,574	24,032	298,513
Shares repurchased	(555,753)	(6,623,378)	(246,888)	(3,071,939)

Net Increase (Decrease)	(27,550)	$(287,139)	315,380	$3,948,966

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $155,140,171 and $101,876,153, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $261,093,793 and $153,637,873, respectively and purchase and sale of long-term U.S. Government obligations of $58,644,344 and 8,973,657, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$237,564,206	$489,739,814

Gross unrealized appreciation on a tax basis	$9,251,553	$27,473,778
Gross unrealized depreciation on a tax basis	(125,184)	(10,550,619)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,126,369	$16,923,159

Distributable earnings ordinary income (tax basis)	$470,177	$402,697
Distributable capital gains	$1,202,117	$—

The Government Fund utilized $1,409,057 capital loss carryforwards during the year ended September 30, 2009.

The Income Fund utilized $3,079,289 capital loss carryforwards during the year ended September 30, 2009 and deferred tax basis capital losses occurring subsequent to October 31, 2008 of $821,633. For tax purposes, such losses will be reflected in the year ending September 30, 2010. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

At September 30, 2009, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2014	$107,356
2015	178,155
2016	2,359,034

$2,644,545

In order to account for book/tax differences, the Government Fund increased undistributed net investment income by $483,573 decreased accumulated net realized gain by $473,467 and decreased net capital paid in on shares of beneficial interest by $10,106. The Income Fund decreased undistributed net investment loss by $56,980 and increased accumulated net realized loss by $56,980. This

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009

reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from paydown gains and losses, which are recorded as an adjustment to interest income in the financial statements and as realized gains in the tax returns.

For tax purposes, distributions for the years ended September 30, 2009 and September 30, 2008, were paid from ordinary income.

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.26	$12.97	$12.75	$12.76	$13.01

Income from investment operations:
Net investment income (loss)	0.41	0.45	0.40	0.37	0.32
Net realized and unrealized gain (loss) on investments	0.54	0.29	0.23	(0.01)	(0.24)
Total from investment operations	0.95	0.74	0.63	0.36	0.08

Less dividends from:
Net investment income	(0.43)	(0.45)	(0.41)	(0.37)	(0.33)

Change in net asset value	0.52	0.29	0.22	(0.01)	(0.25)

NET ASSET VALUE, end of year	$13.78	$13.26	$12.97	$12.75	$12.76

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	7.21	5.75	5.03	2.87	0.66
Ratios to average net assets:
Net investment income (loss) (%)	3.04	3.39	3.13	2.90	2.50
Expenses, after expense reductions (%)	0.94	0.95	0.98	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.93	0.93	0.97	0.96	0.98
Expenses, before expense reductions (%)	0.94	0.95	0.99	0.99	0.99

Portfolio turnover rate (%)	39.42	19.61	43.35	7.47	18.00

Net assets at end of year (thousands)	$142,872	$123,625	$91,561	$106,913	$138,422

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class B Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.23	$12.94	$12.72	$12.73	$12.98

Income from investment operations:
Net investment income (loss)	0.27	0.28	0.22	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.53	0.28	0.23	(0.01)	(0.24)
Total from investment operations	0.80	0.56	0.45	0.17	(0.11)

Less dividends from:
Net investment income	(0.28)	(0.27)	(0.23)	(0.18)	(0.14)

Change in net asset value	0.52	0.29	0.22	(0.01)	(0.25)

NET ASSET VALUE, end of year	$13.75	$13.23	$12.94	$12.72	$12.73

RATIOS/SUPPLEMENTAL DATA

Total return (%)	6.08	4.37	3.55	1.32	(0.82)
Ratios to average net assets:
Net investment income (loss) (%)	1.96	2.08	1.73	1.41	1.03
Expenses, after expense reductions (%)	2.01	2.26	2.40	2.51	2.46
Expenses, after expense reductions and net of custody credits (%)	2.01	2.25	2.39	2.48	2.45
Expenses, before expense reductions (%)	2.04	2.26	2.63	3.21	2.86

Portfolio turnover rate (%)	39.42	19.61	43.35	7.47	18.00

Net assets at end of year (thousands)	$5,950	$5,147	$2,586	$2,476	$1,875

See notes to financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.34	$13.04	$12.83	$12.84	$13.09

Income from investment operations:
Net investment income (loss)	0.37	0.41	0.37	0.34	0.29
Net realized and unrealized gain (loss) on investments	0.55	0.30	0.22	(0.01)	(0.24)
Total from investment operations	0.92	0.71	0.59	0.33	0.05

Less dividends from:
Net investment income	(0.39)	(0.41)	(0.38)	(0.34)	(0.30)

Change in net asset value	0.53	0.30	0.21	(0.01)	(0.25)

NET ASSET VALUE, end of year	$13.87	$13.34	$13.04	$12.83	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return (%)	6.97	5.51	4.66	2.60	0.41
Ratios to average net assets:
Net investment income (loss) (%)	2.74	3.10	2.88	2.63	2.24
Expenses, after expense reductions (%)	1.22	1.24	1.25	1.26	1.25
Expenses, after expense reductions and net of custody credits (%)	1.21	1.22	1.24	1.23	1.24
Expenses, before expense reductions (%)	1.72	1.75	1.80	1.79	1.79

Portfolio turnover rate (%)	39.42	19.61	43.35	7.47	18.00

Net assets at end of year (thousands)	$80,039	$63,998	$25,566	$25,132	$32,821

See notes to financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.26	$12.97	$12.75	$12.76	$13.01

Income from investment operations:
Net investment income (loss)	0.45	0.49	0.44	0.41	0.36
Net realized and unrealized gain (loss) on investments	0.53	0.29	0.23	(0.01)	(0.24)
Total from investment operations	0.98	0.78	0.67	0.40	0.12

Less dividends from:
Net investment income	(0.46)	(0.49)	(0.45)	(0.41)	(0.37)

Change in net asset value	0.52	0.29	0.22	(0.01)	(0.25)

NET ASSET VALUE, end of year	$13.78	$13.26	$12.97	$12.75	$12.76

RATIOS/SUPPLEMENTAL DATA

Total return (%)	7.51	6.06	5.35	3.19	0.95
Ratios to average net assets:
Net investment income (loss) (%)	3.31	3.68	3.45	3.22	2.82
Expenses, after expense reductions (%)	0.66	0.66	0.68	0.68	0.68
Expenses, after expense reductions and net of custody credits (%)	0.66	0.64	0.67	0.65	0.67
Expenses, before expense reductions (%)	0.67	0.67	0.74	0.78	0.80

Portfolio turnover rate (%)	39.42	19.61	43.35	7.47	18.00

Net assets at end of year (thousands)	$24,887	$21,275	$15,963	$14,900	$16,075

See notes to financial statements.

40    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class R3 Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.27	$12.97	$12.76	$12.77	$13.02

Income from investment operations:
Net investment income (loss)	0.41	0.44	0.40	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.53	0.30	0.22	(0.01)	(0.25)
Total from investment operations	0.94	0.74	0.62	0.36	0.09

Less dividends from:
Net investment income	(0.42)	(0.44)	(0.41)	(0.37)	(0.34)

Change in net asset value	0.52	0.30	0.21	(0.01)	(0.25)

NET ASSET VALUE, end of year	$13.79	$13.27	$12.97	$12.76	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return (%)	7.15	5.77	4.93	2.86	0.72
Ratios to average net assets:
Net investment income (loss) (%)	3.00	3.33	3.15	2.90	2.66
Expenses, after expense reductions (%)	1.00	1.01	1.00	1.00	0.93
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.97	0.91
Expenses, before expense reductions (%)	1.40	1.47	1.64	1.55	3.55

Portfolio turnover rate (%)	39.42	19.61	43.35	7.47	18.00

Net assets at end of year (thousands)	$7,625	$6,367	$4,398	$3,591	$3,008
See notes to financial statements.

Certified Annual Report    41

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.92	$12.40	$12.37	$12.51	$12.80

Income from investment operations:
Net investment income (loss)	0.60	0.55	0.50	0.50	0.46
Net realized and unrealized gain (loss) on investments	0.90	(0.48)	0.04	(0.14)	(0.28)
Total from investment operations	1.50	0.07	0.54	0.36	0.18

Less dividends from:
Net investment income	(0.61)	(0.55)	(0.51)	(0.50)	(0.47)

Change in net asset value	0.89	(0.48)	0.03	(0.14)	(0.29)

NET ASSET VALUE, end of year	$12.81	$11.92	$12.40	$12.37	$12.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	13.05	0.44	4.43	2.96	1.44
Ratios to average net assets:
Net investment income (loss) (%)	5.04	4.38	4.07	4.05	3.52
Expenses, after expense reductions (%)	0.99	0.99	1.00	1.00	1.00
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.04	1.03	1.08	1.09	1.09

Portfolio turnover rate (%)	45.31	42.84	41.55	6.77	23.16

Net assets at end of year (thousands)	$243,141	$134,372	$155,021	$190,670	$212,881

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

42    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.90	$12.38	$12.35	$12.49	$12.78

Income from investment operations:
Net investment income (loss)	0.57	0.52	0.47	0.47	0.43
Net realized and unrealized gain (loss) on investments	0.90	(0.49)	0.03	(0.14)	(0.28)
Total from investment operations	1.47	0.03	0.50	0.33	0.15

Less dividends from:
Net investment income	(0.58)	(0.51)	(0.47)	(0.47)	(0.44)

Change in net asset value	0.89	(0.48)	0.03	(0.14)	(0.29)

NET ASSET VALUE, end of year	$12.79	$11.90	$12.38	$12.35	$12.49

RATIOS/SUPPLEMENTAL DATA

Total return (%)	12.78	0.18	4.17	2.71	1.19
Ratios to average net assets:
Net investment income (loss) (%)	4.79	4.15	3.82	3.79	3.27
Expenses, after expense reductions (%)	1.24	1.24	1.24	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.82	1.83	1.89	1.87	1.88

Portfolio turnover rate (%)	45.31	42.84	41.55	6.77	23.16

Net assets at end of year (thousands)	$117,950	$57,114	$40,769	$44,361	$59,355

See notes to financial statements.

Certified Annual Report    43

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.92	$12.40	$12.37	$12.51	$12.80

Income from investment operations:
Net investment income (loss)	0.64	0.59	0.54	0.54	0.51
Net realized and unrealized gain (loss) on investments	0.90	(0.48)	0.04	(0.14)	(0.29)
Total from investment operations	1.54	0.11	0.58	0.40	0.22

Less dividends from:
Net investment income	(0.64)	(0.59)	(0.55)	(0.54)	(0.51)

Change in net asset value	0.90	(0.48)	0.03	(0.14)	(0.29)

NET ASSET VALUE, end of year	$12.82	$11.92	$12.40	$12.37	$12.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)	13.50	0.77	4.76	3.30	1.77
Ratios to average net assets:
Net investment income (loss) (%)	5.39	4.72	4.39	4.38	3.85
Expenses, after expense reductions (%)	0.66	0.66	0.67	0.68	0.67
Expenses, after expense reductions and net of custody credits (%)	0.66	0.66	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.68	0.67	0.72	0.72	0.72

Portfolio turnover rate (%)	45.31	42.84	41.55	6.77	23.16

Net assets at end of year (thousands)	$146,099	$118,222	$103,530	$111,535	$99,396

See notes to financial statements.

44    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class R3 Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.92	$12.40	$12.38	$12.52	$12.81

Income from investment operations:
Net investment income (loss)	0.61	0.55	0.50	0.50	0.48
Net realized and unrealized gain (loss) on investments	0.90	(0.48)	0.03	(0.14)	(0.30)
Total from investment operations	1.51	0.07	0.53	0.36	0.18

Less dividends from:
Net investment income	(0.61)	(0.55)	(0.51)	(0.50)	(0.47)

Change in net asset value	0.90	(0.48)	0.02	(0.14)	(0.29)

NET ASSET VALUE, end of year	$12.82	$11.92	$12.40	$12.38	$12.52

RATIOS/SUPPLEMENTAL DATA

Total return (%)	13.13	0.44	4.34	2.97	1.43
Ratios to average net assets:
Net investment income (loss) (%)	5.08	4.42	4.09	4.07	3.57
Expenses, after expense reductions (%)	0.99	0.99	0.99	1.00	1.00
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.48	1.52	1.71	1.79	3.15

Portfolio turnover rate (%)	45.31	42.84	41.55	6.77	23.16

Net assets at end of year (thousands)	$10,091	$9,712	$6,191	$3,331	$2,162

See notes to financial statements.

Certified Annual Report    45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

46    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,022.30	$4.86
Hypothetical*	$1,000.00	$1,020.26	$4.86

Class B Shares
Actual	$1,000.00	$1,016.60	$10.49
Hypothetical*	$1,000.00	$1,014.66	$10.48

Class C Shares
Actual	$1,000.00	$1,020.80	$6.34
Hypothetical*	$1,000.00	$1,018.80	$6.33

Class I Shares
Actual	$1,000.00	$1,023.80	$3.40
Hypothetical*	$1,000.00	$1,021.70	$3.40

Class R3 Shares
Actual	$1,000.00	$1,022.20	$5.02
Hypothetical*	$1,000.00	$1,020.11	$5.01

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,127.80	$5.33
Hypothetical*	$1,000.00	$1,020.06	$5.06

Class C Shares
Actual	$1,000.00	$1,126.60	$6.58
Hypothetical*	$1,000.00	$1,018.88	$6.25

Class I Shares
Actual	$1,000.00	$1,130.50	$3.56
Hypothetical*	$1,000.00	$1,021.72	$3.38

Class R3 Shares
Actual	$1,000.00	$1,127.70	$5.28
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.96%; B: 2.08%; C: 1.25%; I: 0.67%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 1.00%; C: 1.23%; I: 0.67%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    47

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund versus Barclays Capital Intermediate Government Bond Index and Consumer Price Index (November 16, 1987 to September 30, 2009)

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares or Class R3 shares.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (11/16/87)	5.62%	3.96%	5.01%	5.97%
B Shares (11/1/02)	1.08%	2.51%	—	2.49%
C Shares (9/1/94)	6.47%	4.00%	4.85%	5.05%
I Shares (7/5/96)	7.51%	4.59%	5.50%	5.63%
R3 Shares (7/1/03)	7.15%	4.26%	—	3.63%

The Barclays Capital Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

48    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund versus Barclays Capital Intermediate Government/Credit Index and Consumer Price Index (October 1, 1992 to September 30, 2009)

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50% . Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares or Class R3 shares.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (10/1/92)	11.37%	4.07%	5.27%	5.52%
C Shares (9/1/94)	12.28%	4.12%	5.11%	5.34%
I Shares (7/5/96)	13.50%	4.72%	5.76%	5.91%
R3 Shares (7/1/03)	13.13%	4.37%	—	3.91%

The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax breaks. The CPI is also known as the cost-of-living index.

Certified Annual Report    49

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

50    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    51

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	Each Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

52    Certified Annual Report

OTHER INFORMATION
Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY

AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s services and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees reviewed information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of U.S. government obligation mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by these events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

Certified Annual Report    53

OTHER INFORMATION, CONTINUED
Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return for the mutual fund category for which calendar year data was presented, that the Fund’s return had exceeded the average return of the same fund category in all but two of the preceding ten calendar years, and that the Fund’s returns fell within the top quartile of the same fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year and fell within the top half of a second mutual fund category in the one-year period and in the top quartile in the three-year and five-year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of short-intermediate U.S. government obligation mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was comparable to the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly higher than the median and comparable to the average expense ratios for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

54    Certified Annual Report

OTHER INFORMATION, CONTINUED
Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY

AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of taxable fixed-income mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by these events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations over various periods, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return of the fixed-income mutual fund category for which calendar year data was presented, that the Fund’s returns had exceeded the average returns of the same fund category in most of the preceding ten calendar years, and that the Fund’s returns fell within the top quartile of the same fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year and fell in the top half of a second mutual fund category in the one-year and three-year periods and in the top quartile in the five-year period. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

Certified Annual Report    55

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2009 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than the median and comparable to the average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was higher to a small extent than the median and average fee rates for the same group of funds, but that the differences were not significant in view of the degree of the differences and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

56    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

Thornburg International Value Fund

Thornburg Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg International Growth Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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accompanied by an effective prospectus.

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TH076

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Benchmark – The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Strategic Income Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Letter to Shareholders

Jason Brady, CFA Co-Portfolio Manager	October 17, 2009
Dear Fellow Shareholder:

We are happy to present the Annual Report for the Thornburg Strategic Income Fund for the year ended September 30, 2009. The net asset value of a Class A share of the Fund increased $1.06 to $11.63 over the course of the past year. If you were invested for the entire period, you received dividends of 77.2 cents per share. If you reinvested your dividends, you received 79.6 cents per share. Please examine the accompanying financial statements for more detailed information.

George Strickland Co-Portfolio Manager

Since the Fund’s inception, we have been navigating an environment of very high volatility in both the global fixed income and equity marketplaces. Going forward, we believe we are well positioned to continue to pursue the Fund’s primary goal, which is a high level of current income.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 18.67% (at NAV) over the course of the past year. A blended index of 80% of the Barclays Capital Aggregate Bond Index and 20% of the MSCI World Index produced an 8.61% total return over the same time period. The Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Corporate High Yield Index produced a 10.91% and 22.34% total return, respectively. These indices reflect no deduction for fees, expenses, or taxes.

The total return of the Fund was largely driven by investments in corporate bonds and, to a lesser extent, income-producing equities, currency movements, and mortgages. The scope of credit spread tightening that occurred in 2009 was only matched historically by the widening that occurred over the course of 2008. We believe that it is likely that the vast majority of that tightening move is behind us, but we are happy that the Fund was able to participate in that move to a significant degree, due in large part to investments we made during the darkest days of late 2008 and early 2009.

The current economic environment is still difficult, with tremendous uncertainty around the shape of any potential recovery. We believe that the U.S. recovery will be slow in coming, and slow when it gets here. Unemployment, consumer spending, and overall fiscal health will remain significant challenges to growth. Globally there are pockets of opportunity, though similar challenges remain in many areas such as the United Kingdom, developed Europe, and Japan. Developing markets may provide an engine for global growth, but a “this time is different” attitude has driven prices up, and complete decoupling seems unlikely.

Certified Annual Report    5

Letter to Shareholders,

Continued

If spread tightening is largely at an end, performance from fixed income will come from the income qualities of those investments versus a potential for capital appreciation. While we have high hopes for our particular investments, as mentioned above, the economic landscape still looks fairly challenging. Saying that credit spreads, for example, will not continue to tighten aggressively is not to say that income-producing investments such as fixed income securities are likely to be poor performers. On the contrary, we believe that income-producing assets will continue to be in high demand going forward, and we are happy to be in a position to provide that income. We further believe that remaining invested in income-producing assets will be crucial to achieving interesting total returns, especially in an environment of slower growth. We also believe the Fund’s strategy to achieve income from a variety of different sources will be the support of strength and total return over time. In short, selectively investing in a range of high-quality companies and assets while keeping an eye on income production is this Fund’s strategy and a mindset which we believe will serve our shareholders well.

Thank you very much for investing in the Fund. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management, Inc. will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

Jason Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2009

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Utilities	13.4%	Miscellaneous	1.1%
Energy	11.9%	Consumer Services	1.1%
Diversified Financials	9.9%	Pharmaceuticals, Biotechnology & Life Sciences	0.9%
Telecommunication Services	9.2%	Automobiles & Components	0.8%
Insurance	8.8%	Health Care Equipment & Services	0.6%
Banks	5.5%	Technology Hardware & Equipment	0.3%
Materials	4.1%	Commercial & Professional Services	0.3%
Capital Goods	4.0%	Other Non-Classified Securities:
Food, Beverage & Tobacco	3.1%	Municipal Bonds	3.9%
Media	3.1%	Asset Backed Securities	2.9%
Real Estate	2.9%	U.S. Treasury Securities	0.8%
Retailing	2.7%	U.S. Government Agencies	0.5%
Transportation	2.1%	Mortgage Backed*	0.0%
Consumer Durables & Apparel	1.7%	Other Assets & Cash Equivalents	3.1%
Semiconductors & Semiconductor Equipment	1.3%	*Industry percentage was less than 0.1%.

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09

United States	77.0%	Canada	0.5%
Bermuda	3.4%	Spain	0.4%
Australia	2.5%	Cayman Islands	0.4%
Luxembourg	1.8%	Germany	0.4%
Brazil	1.5%	Belgium	0.3%
Italy	1.3%	Malaysia	0.2%
Russia	1.1%	Hong Kong	0.1%
United Kingdom	1.1%	Greece	0.1%
United Arab Emirates	1.0%	Singapore	0.1%
South Korea	0.9%	Switzerland	0.1%
Trinidad and Tobago	0.7%	Iceland*	0.0%
Mexico	0.7%	Other Assets & Cash Equivalents	3.1%
China	0.7%	*Country percentage was less than 0.1%.
Netherlands	0.6%

Certified Annual Report    7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value

COMMON STOCK — 7.80%

CONSUMER SERVICES — 0.30%
HOTELS, RESTAURANTS & LEISURE — 0.30%
Berjaya Sports Toto Berhad	189,321	$242,326
OPAP SA	8,300	214,009

		456,335

DIVERSIFIED FINANCIALS — 2.18%
CAPITAL MARKETS — 1.96%
Apollo Investment Corp.	168,060	1,604,973
Prospect Capital Corp.	131,433	1,407,648
DIVERSIFIED FINANCIAL SERVICES — 0.22%
[a] KKR Financial Holdings LLC	73,000	337,260

		3,349,881

ENERGY — 0.95%
OIL, GAS & CONSUMABLE FUELS — 0.95%
Eni S.p.A.	58,500	1,462,149

		1,462,149

INSURANCE — 0.13%
INSURANCE — 0.13%
Swiss Re	4,400	198,622

		198,622

REAL ESTATE — 1.68%
REAL ESTATE INVESTMENT TRUSTS — 1.68%
Annaly Capital Management, Inc.	72,900	1,322,406
Chimera Investment Corp.	165,900	633,738
[a] Invesco Mortgage Capital	29,000	633,650

		2,589,794

TELECOMMUNICATION SERVICES — 1.70%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.38%
France Telecom SA	26,900	716,623
Telefonica SA	21,500	593,216
Telstra Corp. Ltd.	283,000	816,397
WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Mobistar SA	7,000	484,412

		2,610,648

TRANSPORTATION — 0.14%
TRANSPORTATION INFRASTRUCTURE — 0.14%
Hopewell Highway Infrastructure Ltd.	359,000	220,031

		220,031

UTILITIES — 0.72%
ELECTRIC UTILITIES — 0.72%
E. ON AG	13,100	555,543
Enel S.p.A.	87,856	557,646

		1,113,189

TOTAL COMMON STOCK (Cost $11,894,784)		12,000,649

8    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
PREFERRED STOCK — 1.31%

BANKS — 0.43%
COMMERCIAL BANKS — 0.43%
Huntington Bancshares Pfd, 8.50%	750	$652,500
Webster Financial Corp. Pfd Series A, 8.50%	15	12,281

		664,781

FOOD, BEVERAGE & TOBACCO — 0.33%
FOOD PRODUCTS — 0.33%
H.J. Heinz Finance Co. Pfd, 8.00%	5	513,906

		513,906

INSURANCE — 0.55%
INSURANCE — 0.55%
Genworth Financial, Inc. Pfd Series A, 5.25%	20,000	843,750

		843,750

TOTAL PREFERRED STOCK (Cost $2,051,575)		2,022,437

ASSET BACKED SECURITIES — 2.94%

BANKS — 0.13%
COMMERCIAL BANKS — 0.13%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$23,299	23,637
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	25,957	26,356
Wachovia Bank Commercial Mtg Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	21,921	22,202
Wachovia Bank Commercial Mtg Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	12,825	12,998
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 4.531%, 2/25/2035	399,507	66,307
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.669%, 3/25/2035	395,172	51,864

		203,364

DIVERSIFIED FINANCIALS — 1.88%
CAPITAL MARKETS — 0.97%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.826%, 8/25/2033	929,402	413,108
Bear Stearns Commercial Mtg Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	3,591	3,614
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	53,842	55,138
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	25,105	25,967
Commercial Mtg Series 2006-C8 Class A1, 5.108%, 12/10/2046	7,505	7,528
Credit Suisse Mtg Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	17,356	17,677
Credit Suisse Mtg Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	12,153	12,337
Credit Suisse Mtg Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	16,726	17,060
GS Mtg Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	32,734	33,584
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	14,449	14,718
LB-UBS Commercial Mtg Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	13,923	14,149
Merrill Lynch Mtg Investors Trust, 3.12%, 8/25/2034	383,013	164,464
Merrill Lynch Mtg Trust, 5.384%, 11/12/2037	550,000	544,664
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	11,155	11,214
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	14,335	14,551
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	25,486	25,919
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	23,708	24,047
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	52,132	53,146
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	37,843	38,601

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.91%
Banc of America Commerical Mtg, Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	$28,542	$29,067
Banc of America Funding Corp. Series 2006-I Class SB1, 4.487%, 12/20/2036	987,366	83,768
Banc of America Mtg Services Series 2005-A Class B1, 4.705%, 2/25/2035	964,162	137,122
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 4.842%, 3/25/2034	244,190	82,219
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	80,366	82,329
Citigroup/Deutsche Bank Commercial Mtg Series 2007-CD4 Class A1, 4.977%, 12/11/2049	40,844	41,329
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	1,233,716	896,741
JPMorgan Chase Commercial Mtg Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	32,057	32,608
JPMorgan Chase Commercial Mtg Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	14,660	14,878
JPMorgan Chase Series 2000-C9 Class A2, 7.77%, 10/15/2032	1,244	1,244

		2,892,791

TRANSPORTATION — 0.93%
AIRLINES — 0.93%
[b,e] American Airlines Depositor Corp., 8.00%, 10/5/2010	1,500,000	1,432,500

		1,432,500

TOTAL ASSET BACKED SECURITIES (Cost $7,050,708)		4,528,655

CORPORATE BONDS — 72.47%

AUTOMOBILES & COMPONENTS — 0.81%
AUTO COMPONENTS — 0.17%
[b] Affinia Group, Inc., 10.75%, 8/15/2016	250,000	268,750
AUTOMOBILES — 0.64%
[b] American Honda Finance, 2.633%, 6/29/2011	500,000	498,727
[b] Harley Davidson Funding Corp. Series C, 6.80%, 6/15/2018	500,000	486,886

		1,254,363

BANKS — 5.08%
COMMERCIAL BANKS — 5.08%
[c] Banco Industrial e Comercial S.A., 7.00%, 4/23/2010	500,000	507,500
Charter One Bank NA, 5.50%, 4/26/2011	250,000	254,474
[b,c] DBS Bank Ltd., 5.125%, 5/16/2017	200,000	201,370
[a,b,c,d] Islandsbanki, 4.41%, 10/15/2008	60,000	14,700
[a,b,c,d] LandsBanki Islands HF, 5.73%, 8/25/2009	175,000	9,188
National City Bank Floating Rate Note, 0.684%, 6/7/2017	1,000,000	801,312
[b] PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	471,615
Provident Bank MD, 9.50%, 5/1/2018	1,500,000	1,559,451
[c] Shinhan Bank, 6.819%, 9/20/2036	100,000	84,693
Silicon Valley Bank, 6.05%, 6/1/2017	1,000,000	932,687
Sovereign Bancorp, Inc., 0.519%, 3/23/2010	500,000	499,367
Sovereign Bank, 5.125%, 3/15/2013	100,000	100,000
Suntrust Bank, 7.25%, 3/15/2018	1,000,000	1,044,210
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	440,000
Zions Bancorp, 7.75%, 9/23/2014	1,000,000	895,000

		7,815,567

CAPITAL GOODS — 4.05%
BUILDING PRODUCTS — 0.70%
Owens Corning, Inc., 9.00%, 6/15/2019	1,000,000	1,074,009

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
INDUSTRIAL CONGLOMERATES — 1.26%
General Electric Capital Corp., 0.432%, 6/20/2014	$1,000,000	$883,856
[b,c] Smiths Group plc, 6.05%, 5/15/2014	500,000	521,979
[c] Tyco International Finance SA, 6.375%, 10/15/2011	500,000	539,000
MACHINERY — 1.39%
Caterpillar Financial Services Corp., 1.033%, 6/24/2011	500,000	503,410
Ingersoll-Rand Co., 9.50%, 4/15/2014	500,000	590,814
Timken Co., 6.00%, 9/15/2014	1,000,000	1,038,857
TRADING COMPANIES & DISTRIBUTORS — 0.70%
[b,c] Noble Group Ltd. Mtg, 8.50%, 5/30/2013	1,000,000	1,082,500

		6,234,425

CONSUMER DURABLES & APPAREL — 1.70%
HOUSEHOLD DURABLES — 1.70%
[b,c] Corporativo Javer SA, 13.00%, 8/4/2014	1,000,000	1,040,000
Fortune Brands, Inc., 6.375%, 6/15/2014	500,000	519,507
[b] Freedom Group, Inc., 10.25%, 8/1/2015	1,000,000	1,060,000

		2,619,507

CONSUMER SERVICES — 0.35%
HOTELS, RESTAURANTS & LEISURE — 0.35%
[b,c] TDIC Finance Ltd., 6.50%, 7/2/2014	500,000	536,495

		536,495

DIVERSIFIED FINANCIALS — 6.32%
CAPITAL MARKETS — 1.77%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	600,000	604,460
[a,d] Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	200,000	35,250
[b,c] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,067,822
[b] Morgan Stanley, 10.09%, 5/3/2017	2,000,000	1,016,031
CONSUMER FINANCE — 1.38%
American Express Credit Corp., 5.875%, 5/2/2013	500,000	530,137
Capital One Bank, 8.80%, 7/15/2019	500,000	577,979
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,015,471
DIVERSIFIED FINANCIAL SERVICES — 3.17%
Bank of America Corp., 7.40%, 1/15/2011	500,000	525,025
Bank of America Corp., 7.375%, 5/15/2014	1,000,000	1,112,664
[b] Citicorp Series 1999-1 Class 2, 8.04%, 12/15/2019	250,000	247,410
Citigroup, Inc., 5.00%, 9/15/2014	750,000	713,689
CME Group, Inc., 5.75%, 2/15/2014	250,000	273,612
[c] Export-Import Bank of Korea, 8.125%, 1/21/2014	250,000	286,371
[c] Korea Development Bank, 5.30%, 1/17/2013	200,000	207,788
[c] Korea Development Bank, 0.718%, 4/3/2010	300,000	296,798
MBNA Corp., 6.125%, 3/1/2013	305,000	320,390
National Rural Utilities CFC, 10.375%, 11/1/2018	500,000	661,283
Textron Financial Corp., 0.523%, 2/25/2011	250,000	231,133

		9,723,313

ENERGY — 10.78%
ENERGY EQUIPMENT & SERVICES — 1.40%
[b] Calfrac Holdings LP, 7.75%, 2/15/2015	600,000	581,250
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,004,488
Smith International, Inc., 8.625%, 3/15/2014	500,000	574,200

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 9.38%
Concho Resources, Inc., 8.625%, 10/1/2017	$500,000	$512,500
[b] Continental Resources, 8.25%, 10/1/2019	500,000	513,750
[b] DCP Midstream LLC, 9.75%, 3/15/2019	500,000	597,311
El Paso Corp., 7.75%, 6/15/2010	55,000	55,220
Enbridge Energy Partners LP, 9.875%, 3/1/2019	250,000	310,476
Energy Transfer Partners, 8.50%, 4/15/2014	500,000	577,772
Entergy Gulf States, 6.00%, 5/1/2018	240,000	252,102
Enterprise Products Operating LP, 9.75%, 1/31/2014	250,000	301,847
Enterprise Products Operating LP, 7.034%, 1/15/2068	100,000	87,500
[b,f] Forest Oil Corp., 8.50%, 2/15/2014	500,000	503,750
[b,c] Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,059,662
[b] Inergy LP/Inergy Finance Corp., 8.75%, 3/1/2015	500,000	513,750
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	250,000	302,912
[b] Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	1,000,000	1,051,780
NuStar Logistics, 7.65%, 4/15/2018	1,000,000	1,083,879
Oneok Partners LP, 8.625%, 3/1/2019	500,000	596,874
[b,c] Petro Co. Trinadad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,132,500
[c] Petrobras International Finance Co., 7.875%, 3/15/2019	500,000	576,875
[b,c] Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	936,250
Plains All American Pipeline, LP, 8.75%, 5/1/2019	1,000,000	1,200,403
Southwestern Energy Co., 7.50%, 2/1/2018	500,000	505,000
Sunoco Logistics Partners LP, 8.75%, 2/15/2014	500,000	540,098
Teppco Partners LP, 7.00%, 6/1/2067	500,000	427,465
[c] Trans-Canada Pipelines Ltd., 6.35%, 5/15/2067	275,000	240,939
[b,c] Woodside Finance Ltd., 8.125%, 3/1/2014	500,000	561,274

		16,601,827

FOOD, BEVERAGE & TOBACCO — 2.78%
BEVERAGES — 1.26%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	250,000	259,459
[b] Bacardi Ltd., 7.45%, 4/1/2014	500,000	564,325
[b] Bacardi Ltd., 8.20%, 4/1/2019	500,000	600,450
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	521,250
FOOD PRODUCTS — 0.58%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	318,964
Bunge Ltd. Finance Co., 8.50%, 6/15/2019	500,000	576,415
TOBACCO — 0.94%
Altria Group, Inc., 9.70%, 11/10/2018	250,000	310,514
Lorillard Tobacco Co, 8.125%, 6/23/2019	1,000,000	1,134,873

		4,286,250

HEALTH CARE EQUIPMENT & SERVICES — 0.62%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.35%
Beckman Coulter, Inc., 6.00%, 6/1/2015	500,000	545,460
HEALTH CARE PROVIDERS & SERVICES — 0.27%
Alliance Imaging, Inc., 7.25%, 12/15/2012	175,000	168,875
Alliance Imaging, Inc., 7.25%, 12/15/2012	250,000	241,250

		955,585

INSURANCE — 7.64%
INSURANCE — 7.64%
International Lease Finance Corp., 4.875%, 9/1/2010	1,000,000	937,693

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	$1,000,000	$1,018,420
[b,c,e] Oil Casualty Insurance, 8.00%, 9/15/2034	924,000	628,320
[b] Oil Insurance Ltd., 7.558%, 12/29/2049	1,000,000	601,690
[b] Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	610,752
[b,c] QBE Insurance Group Ltd., 5.647%, 7/1/2023	780,000	645,981
[b,c] QBE Insurance Group Ltd., 9.75%, 3/14/2014	668,000	758,249
[b,c] Swiss Re Capital I, LP, 6.854%, 5/29/2049	4,000,000	3,000,000
Torchmark, Inc., 9.25%, 6/15/2019	1,000,000	1,124,261
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	1,000,000	901,179
Unum Group, 7.125%, 9/30/2016	500,000	505,898
Willis North America, Inc., 7.00%, 9/29/2019	1,000,000	1,028,219

		11,760,662

MATERIALS — 4.13%
CHEMICALS — 0.72%
[b] Chevron Phillips Chemical, 7.00%, 6/15/2014	1,000,000	1,105,966
CONSTRUCTION MATERIALS — 0.87%
CRH America, Inc., 8.125%, 7/15/2018	750,000	843,254
Martin Marietta Materials, Inc. LIBOR Floating Rate Note, 0.641%, 4/30/2010	500,000	497,548
CONTAINERS & PACKAGING — 0.34%
[b] Plastipak Holdings, Inc., 10.625%, 8/15/2019	500,000	530,000
METALS & MINING — 1.82%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	1,000,000	1,132,170
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	500,000	531,875
[b,c] Posco, 8.75%, 3/26/2014	500,000	580,642
[c] RIO TINTO Alcan, Inc., 5.00%, 6/1/2015	50,000	51,266
[c] Vedanta Resources, plc, 6.625%, 2/22/2010	500,000	502,500
MISCELLANEOUS — 0.38%
[b,c] Anglo American Capital, 9.375%, 4/8/2014	500,000	582,500

		6,357,721

MEDIA — 3.10%
MEDIA — 3.10%
CBS Corp., 8.20%, 5/15/2014	500,000	544,318
DIRECTV Holdings, 6.375%, 6/15/2015	900,000	911,250
Echostar DBS Corp., 7.75%, 5/31/2015	1,000,000	1,020,000
Time Warner Cable, Inc., 8.25%, 2/14/2014	250,000	291,330
Time Warner Cable, Inc., 7.50%, 4/1/2014	500,000	573,465
Washington Post Co., 7.25%, 2/1/2019	500,000	553,103
[b,e] Yahoo! Inc., 6.65%, 8/10/2026	981,878	871,604

		4,765,070

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.87%
BIOTECHNOLOGY — 0.69%
Biogen Idec, Inc., 6.00%, 3/1/2013	1,000,000	1,062,932
PHARMACEUTICALS — 0.18%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	250,000	270,000

		1,332,932

REAL ESTATE — 0.17%
REAL ESTATE INVESTMENT TRUSTS — 0.17%
HRPT Properties Trust, 0.895%, 3/16/2011	275,000	260,055

		260,055

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
RETAILING — 2.74%
INTERNET & CATALOG RETAIL — 0.33%
Ticketmaster, 10.75%, 8/1/2016	$500,000	$512,500
MULTILINE RETAIL — 0.20%
[c] Parkson Retail Group, 7.125%, 5/30/2012	300,000	305,685
SPECIALTY RETAIL — 2.21%
[b] Ace Hardware Corp., 9.125%, 6/1/2016	750,000	783,750
Best Buy, Inc., 6.75%, 7/15/2013	500,000	535,655
[b,g] Nebraska Book Co., 10.00%, 12/1/2011	1,250,000	1,246,875
Staples, Inc., 9.75%, 1/15/2014	250,000	300,309
Staples, Inc., 7.75%, 4/1/2011	500,000	539,964

		4,224,738

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.30%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.30%
KLA Instruments Corp., 6.90%, 5/1/2018	1,000,000	1,045,267
National Semiconductor, 0.549%, 6/15/2010	1,000,000	962,020

		2,007,287

TECHNOLOGY HARDWARE & EQUIPMENT — 0.34%
COMMUNICATIONS EQUIPMENT — 0.34%
Motorola, Inc., 7.625%, 11/15/2010	500,000	520,625

		520,625

TELECOMMUNICATION SERVICES — 5.13%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.43%
[c] Deutsche Telekom International Finance, 5.75%, 3/23/2016	315,000	333,993
[b,c] Global Crossing Ltd., 12.00%, 9/15/2015	1,000,000	1,050,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	616,875
[b] Qwest Corp., 8.375%, 5/1/2016	500,000	517,500
Qwest Corp., 8.875%, 3/15/2012	1,000,000	1,052,500
[c] Telecom Italia Capital, 6.999%, 6/4/2018	520,000	574,645
[c] Telecom Italia Capital, 1.12%, 7/18/2011	550,000	545,785
[b,c] Telemar Norte Leste SA, 9.50%, 4/23/2019	500,000	597,500
[b,c] Vimpelcom, 8.25%, 5/23/2016	500,000	502,500
Windstream Corp., 8.125%, 8/1/2013	1,000,000	1,027,500
WIRELESS TELECOMMUNICATION SERVICES — 0.70%
Crown Castle International Corp., 9.00%, 1/15/2015	500,000	523,750
[b,c] Digicel SA, 12.00%, 4/1/2014	500,000	557,500

		7,900,048

TRANSPORTATION — 1.96%
AIR FREIGHT & LOGISTICS — 0.36%
FedEx Corp., 8.76%, 5/22/2015	500,000	553,293
AIRLINES — 0.32%
United Air Lines, Inc., 12.75%, 7/15/2012	500,000	497,500
MARINE — 0.93%
[b] Commercial Barge Line Co., 12.50%, 7/15/2017	500,000	520,000
[b] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	994,312	915,285

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value

ROAD & RAIL — 0.35%
Ryder System, Inc., 7.20%, 9/1/2015	$500,000	$534,488

		3,020,566

UTILITIES — 12.60%
ELECTRIC UTILITIES — 5.16%
Alabama Power Capital Trust V, 5.50%, 10/1/2042	700,000	667,267
Appalachian Power Co., 7.95%, 1/15/2020	500,000	607,946
Aquila, Inc., 7.95%, 2/1/2011	500,000	525,410
Arizona Public Service Co., 5.50%, 9/1/2035	370,000	321,873
Arizona Public Service Co., 8.75%, 3/1/2019	500,000	605,367
Atlantic City Electric, 7.75%, 11/15/2018	250,000	303,709
Comed Financing III, 6.35%, 3/15/2033	1,500,000	1,180,800
Commonwealth Edison, 6.15%, 3/15/2012	300,000	325,543
Entergy Texas, Inc., 7.125%, 2/1/2019	500,000	560,145
Illinois Power Co., 9.75%, 11/15/2018	500,000	627,708
[b] Kansas Gas & Electric Co., 6.70%, 6/15/2019	500,000	572,531
Metropolitan Edison, 7.70%, 1/15/2019	250,000	295,330
Progress Energy, Inc., 6.05%, 3/15/2014	250,000	274,190
[b,c] Taqa Abu Dhabi National Energy Co., 7.25%, 8/1/2018	500,000	535,588
[b,c] Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	500,000	534,644
GAS UTILITIES — 2.42%
Atmos Energy Corp., 8.50%, 3/15/2019	750,000	925,924
[b] Ferrellgas Partners LP, 9.125%, 10/1/2017	1,500,000	1,545,000
Southern Union Co., 7.20%, 11/1/2066	1,600,000	1,260,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.32%
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	490,625
MULTI-UTILITIES — 4.70%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	1,012,172
Black Hills Corp., 9.00%, 5/15/2014	500,000	566,680
DTE Energy Co., 7.625%, 5/15/2014	1,000,000	1,103,809
[b] Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,039,119
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,127,894
Sempra Energy, 9.80%, 12/1/2019	250,000	320,187
[b] Texas-New Mexico Power, 9.50%, 4/1/2019	1,000,000	1,229,265
Wisconsin Energy Corp., 6.25%, 5/15/2067	1,000,000	840,000

		19,398,726

TOTAL CORPORATE BONDS (Cost $100,105,887)		111,575,762

CONVERTIBLE BONDS — 3.71%

COMMERCIAL & PROFESSIONAL SERVICES — 0.29%
COMMERCIAL SERVICES & SUPPLIES — 0.29%
Covanta Holding Corp., 1.00%, 2/1/2027	500,000	444,375

		444,375

DIVERSIFIED FINANCIALS — 0.29%
DIVERSIFIED FINANCIAL SERVICES — 0.29%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	500,000	448,125

		448,125

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value

REAL ESTATE — 1.07%
REAL ESTATE INVESTMENT TRUSTS — 1.07%
[b] MPT Operating Partnership LP, 6.125%, 11/15/2011	$1,250,000	$1,162,500
Washington REIT, 3.875%, 9/15/2026	500,000	482,500

		1,645,000

TELECOMMUNICATION SERVICES — 2.06%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.21%
Global Crossing Ltd., 5.00%, 5/15/2011	1,000,000	980,000
Level 3 Communications, Inc., 10.00%, 5/1/2011	900,000	888,750
WIRELESS TELECOMMUNICATION SERVICES — 0.85%
NII Holdings, Inc., 3.125%, 6/15/2012	1,500,000	1,310,625

		3,179,375

TOTAL CONVERTIBLE BONDS (Cost $4,917,911)		5,716,875

MUNICIPAL BONDS — 3.93%
Anaheim California Public Financing Authority, 5.486%, 9/1/2020	1,000,000	870,420
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	255,000	250,540
Michigan Higher Education Student Loan Authority, 3.95%, 3/1/2011	250,000	241,455
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/1/2034	1,000,000	782,240
[b] Midwest Family Housing, 5.168%, 7/1/2016	1,000,000	821,010
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,015,920
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	882,306
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	618,300
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	655,000	568,455

TOTAL MUNICIPAL BONDS (Cost $5,752,962)		6,050,646

U.S. TREASURY SECURITIES — 0.84%
United States Treasury Notes, 3.375%, 11/30/2012	300,000	317,695
United States Treasury Notes, 4.25%, 11/15/2017	900,000	969,996

TOTAL U.S. TREASURY SECURITIES (Cost $1,204,396)		1,287,691

U.S. GOVERNMENT AGENCIES — 0.53%
[b] Agribank FCB, 9.125%, 7/15/2019	750,000	811,135

TOTAL U.S. GOVERNMENT AGENCIES (Cost $750,000)		811,135

MORTGAGE BACKED — 0.01%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	14,576	15,578

TOTAL MORTGAGE BACKED (Cost $14,642)		15,578

FOREIGN BONDS — 3.40%

CONSUMER SERVICES — 0.47%
HOTELS, RESTAURANTS & LEISURE — 0.47%
FU JI Food (HKD), 0%, 10/18/2010	7,000,000	719,558

		719,558

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 1.05%
CAPITAL MARKETS — 0.54%
Morgan Stanley (AUD), 3.817%, 3/1/2013	$1,000,000	$824,933
CONSUMER FINANCE — 0.51%
SLM Corp. (AUD), 6.00%, 12/15/2010	1,000,000	788,425

		1,613,358

ENERGY — 0.10%
OIL, GAS & CONSUMABLE FUELS — 0.10%
OAO Gazprom (RUB), 7.25%, 2/22/2010	5,000,000	163,357

		163,357

INSURANCE — 0.38%
INSURANCE — 0.38%
[c] ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	587,941

		587,941

MISCELLANEOUS — 1.14%
MISCELLANEOUS — 1.14%
Regional Muni of York (CAD), 5.00%, 4/29/2019	500,000	495,666
Republic of Brazil (BRL), 12.50%, 1/5/2016	2,025,000	1,255,624

		1,751,290

TELECOMMUNICATION SERVICES — 0.26%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.26%
[c] Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	406,079

		406,079

TOTAL FOREIGN BONDS (Cost $4,695,486)		5,241,583

SHORT TERM INVESTMENTS — 1.62%
Devon Energy Corp., 0.20%, 10/1/2009	2,500,000	2,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $2,500,000)		2,500,000

TOTAL INVESTMENTS — 98.56% (Cost $140,938,351)		$151,751,011

OTHER ASSETS LESS LIABILITIES — 1.44%		2,210,118

NET ASSETS — 100.00%		$153,961,129

Footnote Legend

a	Non-income producing
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $44,447,851, representing 28.88% of the Fund’s net assets.
c	Yankee Bond - denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
f	When-issued security.
g	Segregated as collateral for a when issued security.

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro Dollars
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
RUB	Denominated in Russian Rubles
USD	Unified School District

See notes to financial statements.

18    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2009

ASSETS
Investments at value (cost $140,938,351) (Note 2)	$151,751,011
Cash	298,163
Receivable for fund shares sold	1,324,593
Dividends receivable	136,559
Interest receivable	2,327,788
Prepaid expenses and other assets	9,938

Total Assets	155,848,052

LIABILITIES
Payable for securities purchased	1,246,250
Payable for fund shares redeemed	287,880
Unrealized depreciation on forward currency contracts (Note 7)	62,403
Payable to investment advisor and other affiliates (Note 3)	117,648
Accounts payable and accrued expenses	81,066
Dividends payable	91,676

Total Liabilities	1,886,923

NET ASSETS	$153,961,129

NET ASSETS CONSIST OF:
Undistributed net investment income	$129,172
Net unrealized appreciation on investments	10,755,382
Accumulated net realized gain (loss)	284,145
Net capital paid in on shares of beneficial interest	142,792,430

$153,961,129

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($57,852,736 applicable to 4,973,293 shares of beneficial interest outstanding - Note 4)	$11.63

Maximum sales charge, 4.50% of offering price	0.55

Maximum offering price per share	$12.18

Class C Shares:
Net asset value and offering price per share * ($51,788,949 applicable to 4,456,140 shares of beneficial interest outstanding - Note 4)	$11.62

Class I Shares:
Net asset value, offering and redemption price per share ($44,319,444 applicable to 3,808,633 shares of beneficial interest outstanding - Note 4)	$11.64

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $39,516)	$631,764
Interest income (net of premium amortized of $22,339)	6,596,758
Other income	108,580

Total Income	7,337,102

EXPENSES:
Investment advisory fees (Note 3)	617,271
Administration fees (Note 3)
Class A Shares	37,174
Class C Shares	32,584
Class I Shares	13,249
Distribution and service fees (Note 3)
Class A Shares	73,885
Class C Shares	259,554
Transfer agent fees
Class A Shares	25,447
Class C Shares	38,351
Class I Shares	10,913
Registration and filing fees
Class A Shares	24,210
Class C Shares	21,416
Class I Shares	23,784
Custodian fees (Note 3)	56,773
Professional fees	73,675
Accounting fees	2,522
Trustee fees	3,226
Other expenses	22,282

Total Expenses	1,336,316
Less:
Expenses reimbursed by investment advisor (Note 3)	(227,518)
Investment advisory fees waived by investment advisor (Note 3)	(8,825)
Fees paid indirectly (Note 3)	(1,039)

Net Expenses	1,098,934

Net Investment Income	$6,238,168

20    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$640,837
Forward currency contracts (Note 7)	37,183
Foreign currency transactions	10,882

688,902

Net change in unrealized appreciation (depreciation) on:
Investments	17,248,162
Forward currency contracts (Note 7)	(110,842)
Foreign currency translations	9,700

17,147,020

Net Realized and Unrealized Gain	17,835,922

Net Increase in Net Assets Resulting From Operations	$24,074,090

See notes to financial statements.

Certified Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Year Ended September 30, 2009	Period Ended September 30, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$6,238,168	$1,888,967
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	688,902	(397,587)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	17,147,020	(6,391,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,074,090	(4,900,258)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,278,787)	(697,021)
Class C Shares	(1,843,592)	(426,979)
Class I Shares	(2,093,817)	(664,946)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	33,284,870	21,118,332
Class C Shares	31,887,106	15,777,216
Class I Shares	23,418,359	17,306,556

Net Increase in Net Assets	106,448,229	47,512,900

NET ASSETS:
Beginning of Period	47,512,900	—

End of Period	$153,961,129	$47,512,900

Undistributed net investment income	$129,172	$101,777

See notes to financial statements.

*	Fund commenced operations on December 19, 2007.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$12,000,649	$12,000,649	$—	$—
Preferred Stock	2,022,437	664,781	1,357,656	—
Asset Backed Securities	4,528,655	—	4,528,655	—
Corporate Bonds	111,575,762	—	111,575,762	—
Convertible Bonds	5,716,875	—	5,716,875	—
Municipal Bonds	6,050,646	—	6,050,646	—
U.S. Treasury Securities	1,287,691	1,287,691	—	—
U.S. Government Agencies	811,135	—	811,135	—
Mortgage Backed	15,578	—	15,578	—
Foreign Bonds	5,241,583	—	5,241,583	—
Short Term Investments	2,500,000	—	2,500,000	—

Total Investments in Securities	$151,751,011	$13,953,121	$137,797,890	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(62,403)	$—	$(62,403)	$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 7 for further detail.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

depending on the Fund’s asset size. For the year ended September 30, 2009, the Advisor voluntarily waived investment advisory fees of $8,825. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $67,480 for Class A shares, $127,876 for Class C shares, and $32,162 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $33,972 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $12,646 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $1,039.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Period Ended September 30, 2008*
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,070,731	$41,692,987	2,036,571	$24,361,553
Shares issued to shareholders in reinvestment of dividends	166,612	1,745,944	48,664	551,142
Shares repurchased	(1,017,988)	(10,154,061)	(331,297)	(3,794,363)

Net Increase (Decrease)	3,219,355	$33,284,870	1,753,938	$21,118,332

Class C Shares
Shares sold	3,999,961	$40,130,318	1,944,005	$23,044,909
Shares issued to shareholders in reinvestment of dividends	115,785	1,220,711	23,034	258,781
Shares repurchased	(967,856)	(9,463,923)	(658,789)	(7,526,474)

Net Increase (Decrease)	3,147,890	$31,887,106	1,308,250	$15,777,216

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

	Year Ended September 30, 2009		Period Ended September 30, 2008*
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	2,608,167	$25,631,797	1,608,221	$19,363,753
Shares issued to shareholders in reinvestment of dividends	155,088	1,629,414	40,595	461,471
Shares repurchased	(386,048)	(3,842,852)	(217,390)	(2,518,668)

Net Increase (Decrease)	2,377,207	$23,418,359	1,431,426	$17,306,556

*	The Fund commenced operations on December 19, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $122,972,579 and $38,648,180, respectively and purchase and sale transactions of long-term U.S. Government obligations of $750,000 and $3,404, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$140,606,279

Gross unrealized appreciation on a tax basis	$16,162,406
Gross unrealized depreciation on a tax basis	(5,017,674)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,144,732

Distributable earnings – ordinary income	$843,191
Distributable capital gains	$60,821

At September 30, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $19,065 and $774,429, respectively. For tax purposes such losses will be recognized in the year ending September 30, 2010.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment gain by $10,882 and increased undistributed net investment income by $10,882. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were $6,216,196 and $1,788,946, respectively, from ordinary income.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009

contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro Dollar	Sell	1,125,000	02/19/2010	$1,645,829	$—	$(62,403)

Total				$1,645,829	$—	$(62,403)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2009

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(62,403)

The realized gains (losses) from forward currency contacts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2009

	Total	Forward currency contracts
Foreign exchange contracts	$37,183	$37,183

Change in Unrealized Appreciation (Depreciation) of Derivative Financial

Instruments Recognized in Income for the Year Ended September 30, 2009

	Total	Forward currency contracts
Foreign exchange contracts	$(110,842)	$(110,842)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

Class A Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.57	$11.94

Income from investment operations:
Net investment income (loss)	0.78	0.59
Net realized and unrealized gain (loss) on investments	1.06	(1.41)
Total from investment operations	1.84	(0.82)

Less dividends from:
Net investment income	(0.78)	(0.55)

Change in net asset value	1.06	(1.37)

NET ASSET VALUE, end of period	$11.63	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	18.67	(7.18)
Ratios to average net assets:
Net investment income (loss) (%)	7.66	6.51 (c)
Expenses, after expense reductions (%)	1.25	1.27 (c)
Expenses, after expense reductions and net of custody credits (%)	1.25	1.25 (c)
Expenses, before expense reductions (%)	1.49	1.79 (c)

Portfolio turnover rate (%)	47.88	36.22

Net assets at end of period (thousands)	$57,853	$18,538

(a)	Fund commenced operations on December 19, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Income Fund

Class C Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.57	$11.94

Income from investment operations:
Net investment income (loss)	0.73	0.55
Net realized and unrealized gain (loss) on investments	1.04	(1.42)
Total from investment operations	1.77	(0.87)

Less dividends from:
Net investment income	(0.72)	(0.50)

Change in net asset value	1.05	(1.37)

NET ASSET VALUE, end of period	$11.62	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	17.95	(7.57)
Ratios to average net assets:
Net investment income (loss) (%)	7.13	5.96 (c)
Expenses, after expense reductions (%)	1.79	1.82 (c)
Expenses, after expense reductions and net of custody credits (%)	1.79	1.80 (c)
Expenses, before expense reductions (%)	2.29	2.65 (c)

Portfolio turnover rate (%)	47.88	36.22

Net assets at end of period (thousands)	$51,789	$13,829

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Income Fund

Class I Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.58	$11.94

Income from investment operations:
Net investment income (loss)	0.81	0.63
Net realized and unrealized gain (loss) on investments	1.05	(1.42)

Total from investment operations	1.86	(0.79)

Less dividends from:
Net investment income	(0.80)	(0.57)

Change in net asset value	1.06	(1.36)

NET ASSET VALUE, end of period	$11.64	$10.58

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	18.95	(6.90)
Ratios to average net assets:
Net investment income (loss) (%)	7.94	6.81 (c)
Expenses, after expense reductions (%)	0.99	1.01 (c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99 (c)
Expenses, before expense reductions (%)	1.12	1.44 (c)

Portfolio turnover rate (%)	47.88	36.22

Net assets at end of period (thousands)	$44,319	$15,145

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 19, 2007 (commencement of operations) through September 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,289.70	$7.14
Hypothetical*	$1,000.00	$1,018.83	$6.29

Class C Shares
Actual	$1,000.00	$1,286.60	$10.22
Hypothetical*	$1,000.00	$1,016.13	$9.01

Class I Shares
Actual	$1,000.00	$1,291.00	$5.69
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.78%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Income Fund versus Barclays Capital U.S. Universal Index & Blended Benchmark

(December 19, 2007 to September 30, 2009)

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares.

The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/19/07)	13.31%	2.90%
C Shares (Incep: 12/19/07)	16.95%	4.97%
I Shares (Incep: 12/19/07)	18.95%	5.89%

Barclays Capital U.S. Universal Index	10.91%	6.00%

Blended Benchmark	8.61%	2.42%

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg Strategic Income Fund designates 5.94% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

1.09% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2009 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment returns since the Fund’s inception relative to a broad-based securities index, a blended benchmark comprised of two securities indices, and two categories of multi-sector fixed income mutual funds assembled by independent mutual fund analyst firms, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return in the one full calendar year since the Fund’s inception was significantly lower than the returns of the index and the blended benchmark and somewhat lower than the average return of the fund category for which calendar year performance was presented, but that the Fund’s returns for the year ended with the second quarter had improved significantly relative to the comparatives, and had, for the year-to-date ended with the second quarter of the current year, outpaced all of the comparatives and fallen within the top quartile of the two fund categories considered. The Trustees also noted that the Fund’s investment returns had generally met reasonable expectations over the periods since the Fund’s inception, given the investment objectives of the Fund.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the Advisor currently was waiving its management fee, and that the overall expense ratio of the Fund was slightly higher than the median, and equivalent to the average, expense ratios for the group of funds assembled by the analyst firm. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees noted the Advisor’s management fee waivers. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $48 billion. Founded in 1982, the firm manages six equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $176 million in Thornburg products.

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH1784

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Value Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

Many Reasons
One Value Fund

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Value Fund

The Value of Experience

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations which, in the opinion of the Fund's investment advisor, offer prospects for meeting the Fund's investment goals.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	7.65%	-2.48%	4.76%	3.76%	9.72%
With sales charge	2.81%	-3.97%	3.81%	3.28%	9.36%
S&P 500 Index
(Since 10/2/95)	-6.91%	-5.43%	1.02%	-0.15%	6.23%

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The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/09

Top Contributors	Top Detractors
priceline.com Inc.	ConocoPhillips
Apple, Inc.	Level 3 Communications, Inc.
U.S. Bancorp	KKR Financial Holdings LLC
Swiss Re	Allstate Corp.
Rite Aid Corp.	Fifth Third Bancorp
Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/09

Portfolio P/E Trailing 12-months*	14.1x
Portfolio Price to Cash Flow*	5.8x
Portfolio Price to Book Value*	1.7x
Median Market Cap*	$15.7 B
7-Year Beta (A Shares vs. S&P 500)*	1.08
Number of Companies	51

*	Source: FactSet

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Thornburg Value Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager

October 20, 2009

Dear Fellow Shareholder:

The fiscal year just ended has been rewarding, both relative to our benchmark and with regard to the preservation of investment capital, both yours and ours. Thornburg Value Fund Class A shares at net asset value (NAV) returned positive 7.65% vs. negative 6.91% for the S&P 500 Index. A year ago we wrote, “Today we are more worried about deflationary pressures than inflationary ones, and a domestic, or even global recession, is much more likely today.” As we write this letter, our concern regarding potential deflation has diminished. Our fears regarding global recession were realized, but we believe that both the global and domestic recessions have ended and that economic growth should be positive in the coming year.

Connor Browne, CFA Co-Portfolio Manager	Our 2009 fiscal year began with credit fears permeating the market. In November 2008 and again in March 2009, the equity and debt markets experienced panic. In November 2008, voters elected Barack Obama as president. Upon taking office, his team enacted massive economic stimulus programs. Equally important, the Treasury and Federal Reserve worked together to ensure liquidity existed in a variety of fixed income markets and they reassured investors that the government had no desire to nationalize the nation’s largest banks. By September 30, 2009, the S&P 500 Index had risen almost 57% from the March 5, 2009 bottom and credit spreads improved at a rate that was unparalleled in modern history.

Edward E. Maran, CFA Co-Portfolio Manager

The rally off the bottom has been broad-based, with technology, consumer, financial, industrial and materials stocks all delivering strong performances. Our basket approach served us well in this environment as our technology, consumer staples, consumer discretionary, financial services and energy stocks all contributed to the portfolio’s strong performance. During the crisis, we made select bond investments that were intended to manage risk while providing an opportunity for a strong return. The result was gratifying, with our fixed income investments delivering returns even higher than our equity investments during the year. Many of our bonds have hit price targets and been sold. We expect that over the intermediate to long-term horizon that our fixed income exposure will return to historically normal levels of under 5% of the portfolio.

Looking forward, crisis appears to have been avoided but at the cost of increasing the government debt and the level of government involvement in the economy. The impact

Certified Annual Report    7

Letter to Shareholders,

Continued

of increased national debt and government regulation on share prices may not be evident in the near term, but increased government debt is likely a precursor toward either higher taxes or inflationary monetary policy, and neither of those likelihoods are shareholder friendly. Similarly, increased government regulation has the potential to lower the economic growth rate and hamper corporate profitability. The potentially less friendly regulatory and interest rate environments are offset by what appear to be unusually attractive valuations. Although stocks are up sharply off the bottom, they are still down significantly from their peaks and it is possible that corporate profits will hit record levels in 2011.

In this challenging environment we are focused on executing the same investment philosophy and approach that has been successful over the long term. We continue to look for promising companies at a discount, and attempt to buy them when they are out of favor. Our basket approach is intended to provide a portfolio with a spectrum of opportunities as well as diversification of risks. In our Consistent Earner basket, we own stocks that we believe will prove more resilient than the average U.S. stock in a tough environment. Within our Basic Value and Emerging Franchise baskets, we invest in companies that we expect to lead when investors remember that the U.S. and global economies will eventually recover. Sound cash-generating businesses do have value.

Our top contributors for the year included Priceline, Apple, US Bancorp, Swiss Re, Rite Aid, and bonds issued by the Hartford Financial Group. Priceline is an internet travel company that appears to be establishing a significant franchise in Europe. Priceline was able to grow right through the recession because of the high value added of its product and also because its product enables consumers to save money. Apple continues to gain market share in smart phones. The market for smart phones could be very large and Apple is a clear leader in the segment so far. US Bancorp shares declined in price by 60% during the early part of the fiscal year, despite having a fundamental outlook that was strong and intact, and we were fortunate to be able to buy them near the bottom. US Bancorp is a well-managed bank that avoided the big mistakes made by most of their competitors. They have been consistently profitable through the downturn and appear likely to emerge from this recession with increased market share and higher profit margins. Swiss Re recovered dramatically from depressed levels following negative developments and a capital infusion by Berkshire Hathaway. Many investors had assumed significant dilution due to the Berkshire deal, yet we have thought all along that Swiss Re would have the ability to buy back the notes without suffering significant dilution. Rite Aid is a drug store chain that was trading at an extremely low valuation due to investor concerns regarding their ability to meet debt payments. When Rite Aid successfully refinanced all of their near-term debt maturities and improved profitability by cutting expenses, the stock reacted favorably. Hartford Insurance Group is a major provider of both life insurance products as well as property and casualty insurance. When both the bond market and stock market collapsed, the Hartford appeared vulnerable because their fixed income portfolio was five times as large as their market capitalization and the primary product sold by their life insurance group was a variable annuity that provided a minimum guaranteed return on investments that were tied to the stock market. Our analysis indicated that the Hartford could weather the storm even if equity and debt markets got worse, but happily, both markets rallied strongly and Hartford equity and debt rallied, too.

8    Certified Annual Report

Stocks that hurt performance during the year included ConocoPhillips, Level 3 Communications, KKR Financial, Allstate, Fifth Third Bancorp, Eli Lilly and Hong Kong Exchanges. ConocoPhillips was hurt by declining natural gas prices, declining refinery margins, and investor antipathy toward investments in Russia. Prior to the decline in commodity prices, ConocoPhillips was aggressive in buying back its own shares. As oil and gas prices fell, ConocoPhillips stopped buying back shares and also cut its capital spending. Investors are skeptical that the company can deliver increasing production with reduced capital expenditures. Level 3 Communications equity was a drag on performance, though it is important to note that we moved out of the equity during the year but remained large investors in Level 3 debt securities. The gains on the debt securities offset the loss in the equity during the fiscal year. KKR Financial is a specialty finance company that invests mainly in senior secured, mezzanine and high-yield loans. While in the end, KKR Financial was able to make it through the credit crisis, we sold the stock on concerns regarding their funding vehicles. Allstate is a personal lines insurer that has exposure to commercial real estate in its asset portfolio. When AIG sold its controlling interest in Transatlantic Reinsurance Company, we sold Allstate and bought Transatlantic because we felt more comfortable with Transatlantic’s conservative investment portfolio and with its global growth potential. We have owned Fifth Third since before the crisis. While Fifth Third was a detractor, we did make the right decision to add to Fifth Third near its low prices and benefited as the price increased materially following the results of the government-required Stress Test. Lilly made a high-priced acquisition of a biotech company, Imclone, which disappointed investors that were hoping for a more shareholder friendly use of the cash. That acquisition, combined with fears regarding potential healthcare reform initiatives in Congress, provided major headwinds for the stock. Shares of Hong Kong Exchanges declined sharply as investors became skeptical of financial markets in general and of those in emerging markets, in particular. We sold the shares near the bottom, and in a year where we can take pride in many right decisions, that choice was demonstrably wrong. We should have recognized that the exchange business model and the exposure to Hong Kong and China would make Hong Kong Exchanges one of the first companies to recover from the downturn.

After the recent run-up in the market, many pundits are claiming that stocks are ahead of themselves. We remain cautiously optimistic, however. First, the market is actually lower than it was a year ago. The moment of crisis is behind us and the degree of uncertainty regarding the economy, home prices, and government policy is dramatically lower. Companies have reacted to the global downturn by aggressively cutting unnecessary expenses. So we find ourselves here today with stock prices lower, the economic outlook better, the level of uncertainty lower and potential corporate profitability higher. We do not try to time the market, but we believe the outlook for future earnings is far more important to share prices than where they happened to be trading in November 2008 or March 2009. For the companies in our portfolio, the outlook for future earnings appears very attractive relative to current share prices.

This downturn has been trying for you and for us, but through it all we have consistently remained faithful to our process and philosophy. This process and philosophy have delivered strong results to investors since inception and we remain confident that they have the potential to deliver similar results in the future. We invite you to visit our

Certified Annual Report    9

Letter to Shareholders,

Continued

website at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well as our other Thornburg Funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

Note from Bill Fries:

As of January 1, 2010, I will be stepping away from my responsibilities as a co-portfolio manager of the Thornburg Value Fund, handing over the leadership of the Fund to Ed Maran and Connor Browne. It has been my pleasure to work with Ed and Connor for many years on our equity team and as co-portfolio managers since February 2006. They are true professionals, with demonstrated analytical skills and independent thinking that supports our comprehensive approach to value investing. Their material contributions in stock selection and overall positioning have been increasingly reflected in portfolio performance in recent years. Since the exceptional results we are having are largely due to their efforts, it is a good time to formally complete this management transition. I will continue on as a co-portfolio manager of the Thornburg International Value Fund with my esteemed partners Wendy Trevisani and Lei Wang.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2009

TOP TEN HOLDINGS

As of 9/30/09

Ace Ltd.	3.8%	Gilead Sciences, Inc.	3.0%
Microsoft Corp.	3.4%	ConocoPhillips	2.9%
Entergy Corp.	3.2%	Dell, Inc.	2.7%
Marathon Oil Corp.	3.1%	Hartford Financial Services Group, Inc.	2.7%
Swiss Re	3.1%	Comcast Corp.	2.5%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Insurance	14.3%	Utilities	3.2%
Telecommunication Services	10.1%	Materials	2.6%
Software & Services	10.1%	Capital Goods	2.6%
Pharmaceuticals, Biotechnology & Life Sciences	9.7%	Retailing	2.2%
Energy	8.5%	Semiconductors & Semiconductor Equipment	1.5%
Technology Hardware & Equipment	7.8%	Transportation	1.2%
Media	6.9%	Consumer Services	1.2%
Banks	6.6%	Food & Staples Retailing	0.4%
Diversified Financials	3.3%	Other Assets & Cash Equivalents	4.5%
Health Care Equipment & Services	3.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 83.51%
BANKS — 6.06%
COMMERCIAL BANKS — 6.06%
Fifth Third Bancorp	3,672,032	$37,197,684
KeyCorp	4,926,000	32,019,000
Mitsubishi UFJ Financial Group, Inc.	12,788,100	68,666,676
U.S. Bancorp	3,541,833	77,424,470

		215,307,830

CAPITAL GOODS — 2.06%
AEROSPACE & DEFENSE — 2.06%
Boeing Co.	1,351,200	73,167,480

		73,167,480

CONSUMER SERVICES — 1.17%
HOTELS, RESTAURANTS & LEISURE — 1.17%
[a]Life Time Fitness, Inc.	1,482,736	41,590,745

		41,590,745

DIVERSIFIED FINANCIALS — 0.40%
CAPITAL MARKETS — 0.40%
AllianceBernstein Holdings LP	517,030	14,104,578

		14,104,578

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

	Shares/ Principal Amount	Value
ENERGY — 8.52%
ENERGY EQUIPMENT & SERVICES — 0.85%
[a] Transocean Ltd.	352,300	$30,132,219
OIL, GAS & CONSUMABLE FUELS — 7.67%
ConocoPhillips	2,283,500	103,122,860
Marathon Oil Corp.	3,506,000	111,841,400
OAO Gazprom ADR	2,479,700	57,653,025

		302,749,504

FOOD & STAPLES RETAILING — 0.40%
FOOD & STAPLES RETAILING — 0.40%
[a]Rite Aid Corp.	8,717,107	14,296,055

		14,296,055

HEALTH CARE EQUIPMENT & SERVICES — 3.30%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.62%
[a]Varian Medical Services, Inc.	1,368,690	57,662,910
HEALTH CARE PROVIDERS & SERVICES — 1.11%
[a] Community Health Systems, Inc.	1,229,440	39,256,019
HEALTH CARE TECHNOLOGY — 0.57%
[a]Eclipsys Corp.	1,054,493	20,351,715

		117,270,644

INSURANCE — 11.90%
INSURANCE — 11.90%
Ace Ltd.	2,529,745	135,240,168
Hartford Financial Services Group, Inc.	3,618,759	95,897,113
Swiss Re	2,407,900	108,695,901
Transatlantic Holdings, Inc.	1,653,900	82,976,163

		422,809,345

MATERIALS — 1.81%
METALS & MINING — 1.81%
Tokyo Steel Mfg.	5,241,900	64,235,392

		64,235,392

MEDIA — 6.90%
MEDIA — 6.90%
Comcast Corp.	5,542,250	89,119,380
[a]DIRECTV Group, Inc.	2,633,592	72,634,467
[a]Dish Network Corp.	4,328,938	83,375,346

		245,129,193

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.71%
BIOTECHNOLOGY — 3.99%
[a]Actelion Ltd.	550,000	34,152,755
[a]Gilead Sciences, Inc.	2,310,100	107,604,458
LIFE SCIENCES TOOLS & SERVICES — 2.19%
[a]Thermo Fisher Scientific, Inc.	1,784,365	77,923,220
PHARMACEUTICALS — 3.53%
Eli Lilly & Co.	2,549,043	84,194,890
Roche Holdings AG	253,700	41,006,224

		344,881,547

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

	Shares/ Principal Amount	Value
RETAILING — 2.19%
INTERNET & CATALOG RETAIL — 2.19%
[a]priceline.com, Inc.	468,200	$77,636,924

		77,636,924

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.05%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.05%
[a]ON Semiconductor Corp.	4,537,327	37,432,948

		37,432,948

SOFTWARE & SERVICES — 10.10%
INFORMATION TECHNOLOGY SERVICES — 5.21%
[a]Amdocs Ltd.	3,023,348	81,267,594
[a]Fiserv, Inc.	1,416,900	68,294,580
Visa, Inc.	515,700	35,640,027
SOFTWARE — 4.89%
[a]ANSYS, Inc.	1,395,965	52,306,809
Microsoft Corp.	4,683,600	121,258,404

		358,767,414

TECHNOLOGY HARDWARE & EQUIPMENT — 7.77%
COMMUNICATIONS EQUIPMENT — 1.94%
[a]Research In Motion Ltd.	1,019,000	68,833,450
COMPUTERS & PERIPHERALS — 4.68%
[a]Apple, Inc.	198,000	36,703,260
[a]Dell, Inc.	6,331,300	96,615,638
[a]NCR Corp.	2,391,400	33,049,148
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.15%
Corning, Inc.	2,657,335	40,683,799

		275,885,295

TELECOMMUNICATION SERVICES — 6.98%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.98%
AT&T Inc.	2,603,148	70,311,027
WIRELESS TELECOMMUNICATION SERVICES — 5.00%
China Mobile Ltd.	6,961,200	67,815,124
[a]Crown Castle International Corp.	2,378,439	74,587,847
[a]Leap Wireless International, Inc.	1,806,300	35,313,165

		248,027,163

UTILITIES — 3.19%
ELECTRIC UTILITIES — 3.19%
Entergy Corp.	1,420,236	113,420,047

		113,420,047

TOTAL COMMON STOCK (Cost $2,922,916,603)		2,966,712,104

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

	Shares/ Principal Amount	Value
CORPORATE BONDS — 7.66%
BANKS — 0.55%
COMMERCIAL BANKS — 0.55%
Fifth Third Capital Trust IV, 6.50%, 4/15/2067	$28,864,000	$19,483,200

		19,483,200

CAPITAL GOODS — 0.52%
INDUSTRIAL CONGLOMERATES — 0.52%
General Electric Capital Corp., 6.375%, 11/15/2067	22,448,000	18,575,720

		18,575,720

DIVERSIFIED FINANCIALS — 2.92%
CAPITAL MARKETS — 1.18%
Goldman Sachs Capital II, 5.793%, 12/29/2049	43,902,000	31,609,440
Goldman Sachs Capital III, 1.131%, 9/29/2049	15,277,000	10,249,950
DIVERSIFIED FINANCIAL SERVICES — 1.74%
JPMorgan Chase Capital XXI, 1.433%, 2/2/2037	19,712,000	13,015,932
JPMorgan Chase Capital XXIII, 1.44%, 5/15/2047	73,911,000	48,860,345

		103,735,667

INSURANCE — 2.39%
INSURANCE — 2.39%
[b]Glen Meadow Pass Through, 6.505%, 2/12/2067	36,389,000	24,744,520
Hartford Financial Services Group, 8.125%, 6/15/2038	67,866,000	60,400,740

		85,145,260

TELECOMMUNICATION SERVICES — 1.28%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.28%
Level 3 Financing, Inc., 9.25%, 11/1/2014	51,489,000	45,374,681

		45,374,681

TOTAL CORPORATE BONDS (Cost $174,565,489)		272,314,528

CONVERTIBLE BONDS — 4.37%
MATERIALS — 0.79%
METALS & MINING — 0.79%
[b]Anglogold Holdings Ltd., 3.50%, 5/22/2014	25,000,000	27,879,000

		27,879,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
ON Semiconductor Corp., 2.625%, 12/15/2026	16,006,000	17,206,450

		17,206,450

TELECOMMUNICATION SERVICES — 1.86%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.86%
Level 3 Communications, Inc., 10.00%, 5/1/2011	22,525,000	22,243,438
Level 3 Communications, Inc., 5.25%, 12/15/2011	47,130,000	41,945,700
Level 3 Communications, Inc., 2.875%, 7/15/2010	1,854,000	1,791,428

		65,980,566

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.24%
ROAD & R AIL — 1.24%
Hertz Global Holdings, Inc., 5.25%, 6/1/2014	$29,332,000	$44,217,990

		44,217,990

TOTAL CONVERTIBLE BONDS (Cost $107,604,677)		155,284,006

SHORT TERM INVESTMENTS — 4.64%
Brown-Forman Corp., 0.15%, 10/7/2009	25,000,000	24,999,375
Clark County School District GO, put 10/1/2009 (Insured: FSA/SPA: Bayerische Landesbank) (daily demand notes), 0.34%, 6/15/2021	2,360,000	2,360,000
Devon Energy Corp., 0.20%, 10/1/2009	17,000,000	17,000,000
Devon Energy Corp., 0.21%, 10/14/2009	25,000,000	24,998,104
Oglethorpe Power Corp., 0.25%, 10/1/2009	24,051,000	24,051,000
Pepco Holdings, Inc., 0.50%, 10/6/2009	6,600,000	6,599,542
Pepco Holdings, Inc., 0.50%, 10/13/2009	15,000,000	14,997,500
Precision Castparts Corp., 0.20%, 10/1/2009	11,900,000	11,900,000
Societe Generale North America, 0.03%, 10/1/2009	37,825,000	37,825,000

TOTAL SHORT TERM INVESTMENTS (Cost $164,730,521)		164,730,521

TOTAL INVESTMENTS — 100.18% (Cost $3,367,381,007)		$3,559,041,159

LIABILITIES NET OF OTHER ASSETS — (0.18)%		(6,542,697)

NET ASSETS — 100.00%		$3,552,498,462

Footnote Legend

a	Non-income producing

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $52,623,520, representing 1.48% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

COP	Certificates of Participation

FSA	Insured by Financial Security Assurance Co.

GO	General Obligation

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2009

ASSETS
Investments at value (cost $3,367,381,007)(Note 2)	$3,559,041,159
Cash	7,520,628
Receivable for fund shares sold	13,369,019
Dividends receivable	3,125,077
Dividend & interest reclaim receivable	234,288
Interest receivable	9,002,103
Prepaid expenses and other assets	69,188

Total Assets	3,592,361,462

LIABILITIES
Payable for securities purchased	29,710,909
Payable for fund shares redeemed	5,934,625
Payable to investment advisor and other affiliates (Note 3)	3,006,891
Accounts payable and accrued expenses	1,192,926
Dividends payable	17,649

Total Liabilities	39,863,000

NET ASSETS	$3,552,498,462

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,871,097
Net unrealized appreciation on investments	191,682,253
Accumulated net realized gain (loss)	(1,171,418,920)
Net capital paid in on shares of beneficial interest	4,530,364,032

$3,552,498,462

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,204,450,287 applicable to 40,607,035 shares of beneficial interest outstanding - Note 4)	$29.66

Maximum sales charge, 4.50% of offering price	1.40

Maximum offering price per share	$31.06

Class B Shares:
Net asset value and offering price per share * ($38,629,988 applicable to 1,369,447 shares of beneficial interest outstanding - Note 4)	$28.21

Class C Shares:
Net asset value and offering price per share * ($361,965,995 applicable to 12,680,341 shares of beneficial interest outstanding - Note 4)	$28.55

Class I Shares:
Net asset value, offering and redemption price per share ($1,575,521,780 applicable to 52,249,635 shares of beneficial interest outstanding - Note 4)	$30.15

Class R3 Shares:
Net asset value, offering and redemption price per share ($162,230,714 applicable to 5,502,934 shares of beneficial interest outstanding - Note 4)	$29.48

Class R4 Shares:
Net asset value, offering and redemption price per share ($44,036,755 applicable to 1,486,930 shares of beneficial interest outstanding - Note 4)	$29.62

Class R5 Shares:
Net asset value, offering and redemption price per share ($165,662,943 applicable to 5,498,781 shares of beneficial interest outstanding - Note 4)	$30.13

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $643,848)	$43,643,349
Interest income (net of premium amortized of $11,865)	36,755,244

Total Income	80,398,593

EXPENSES:
Investment advisory fees (Note 3)	21,104,790
Administration fees (Note 3)
Class A Shares	1,152,298
Class B Shares	49,488
Class C Shares	371,800
Class I Shares	612,239
Class R3 Shares	158,807
Class R4 Shares	34,992
Class R5 Shares	58,975
Distribution and service fees (Note 3)
Class A Shares	2,304,318
Class B Shares	395,029
Class C Shares	2,972,574
Class R3 Shares	635,883
Class R4 Shares	70,011
Transfer agent fees
Class A Shares	1,408,067
Class B Shares	97,400
Class C Shares	543,430
Class I Shares	1,683,325
Class R3 Shares	346,770
Class R4 Shares	83,937
Class R5 Shares	364,006
Registration and filing fees
Class A Shares	67,022
Class B Shares	16,627
Class C Shares	20,520
Class I Shares	71,026
Class R3 Shares	19,889
Class R4 Shares	18,385
Class R5 Shares	20,040
Custodian fees (Note 3)	404,771
Professional fees	128,546
Accounting fees	144,617
Trustee fees	90,926
Other expenses	317,169

Total Expenses	35,767,677
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,070,463)
Fees paid indirectly (Note 3)	(24,952)

Net Expenses	34,672,262

Net Investment Income	$45,726,331

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(900,414,186)
Forward currency contracts (Note 7)	14,871,905
Foreign currency transactions	(542,560)

(886,084,841)

Net change in unrealized appreciation (depreciation) on:
Investments	907,270,180
Forward currency contracts (Note 7)	(7,651,780)
Foreign currency translations	41,302

899,659,702

Net Realized and Unrealized Gain	13,574,861

Net Increase in Net Assets Resulting From Operations	$59,301,192

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Value Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$45,726,331	$29,752,935
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(886,084,841)	(269,404,026)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	899,659,702	(1,362,764,344)

Net Increase (Decrease) in Net Assets Resulting from Operations	59,301,192	(1,602,415,435)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(16,118,746)	(5,630,222)
Class B Shares	(326,779)	(7,933)
Class C Shares	(2,935,911)	(85,943)
Class I Shares	(24,133,460)	(18,551,738)
Class R3 Shares	(2,185,830)	(726,604)
Class R4 Shares	(535,872)	(170,180)
Class R5 Shares	(2,440,948)	(1,086,258)
From realized gains
Class A Shares	—	(145,917,343)
Class B Shares	—	(10,428,887)
Class C Shares	—	(57,732,547)
Class I Shares	—	(223,563,517)
Class R3 Shares	—	(14,403,384)
Class R4 Shares	—	(1,166,969)
Class R5 Shares	—	(9,376,741)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	64,047,983	120,614,733
Class B Shares	(22,207,742)	(7,316,619)
Class C Shares	(43,229,232)	20,666,716
Class I Shares	(326,092,244)	597,263,995
Class R3 Shares	(5,811,678)	84,257,580
Class R4 Shares	11,324,512	33,018,022
Class R5 Shares	21,262,560	83,701,115

Net Decrease in Net Assets	(290,082,195)	(1,159,058,159)

NET ASSETS:
Beginning of Year	3,842,580,657	5,001,638,816

End of Year	$3,552,498,462	$3,842,580,657

Undistributed net investment income	$1,871,097	$4,912,939

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$2,966,712,104	$2,966,712,104	$—	$—
Corporate Bonds	272,314,528	—	272,314,528	—
Convertible Bonds	155,284,006	—	155,284,006	—
Short Term Investments	164,730,521	—	164,730,521	—

Total Investments in Securities	$3,559,041,159	$2,966,712,104	$592,329,055	$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 11 for further detail.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $282,545 for Class I shares, $467,766 for Class R3 shares, $82,156 for Class R4 Shares, and $237,996 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

net commissions aggregating $45,040 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $19,499 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $24,952.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	21,996,783	$495,137,300	11,174,321	$399,226,305
Shares issued to shareholders in reinvestment of dividends	526,363	12,590,999	3,754,600	138,338,268
Shares repurchased	(20,767,504)	(443,715,236)	(12,304,141)	(416,973,786)
Redemption fees received*	—	34,920	—	23,946

Net Increase (Decrease)	1,755,642	$64,047,983	2,624,780	$120,614,733

Class B Shares
Shares sold	123,500	$2,607,505	129,348	$4,492,381
Shares issued to shareholders in reinvestment of dividends	12,305	270,413	256,872	9,083,791
Shares repurchased	(1,177,554)	(25,087,288)	(649,891)	(20,894,338)
Redemption fees received*	—	1,628	—	1,547

Net Increase (Decrease)	(1,041,749)	$(22,207,742)	(263,671)	$(7,316,619)

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,876,368	$41,683,603	1,768,463	$62,269,164
Shares issued to shareholders in reinvestment of dividends	110,865	2,523,300	1,418,890	50,776,902
Shares repurchased	(4,196,286)	(87,447,481)	(2,816,339)	(92,388,285)
Redemption fees received*	—	11,346	—	8,935

Net Increase (Decrease)	(2,209,053)	$(43,229,232)	371,014	$20,666,716

Class I Shares
Shares sold	22,175,103	$544,582,100	33,733,127	$1,210,083,621
Shares issued to shareholders in reinvestment of dividends	780,762	18,926,149	5,086,814	189,825,719
Shares repurchased	(39,596,078)	(889,646,618)	(23,528,996)	(802,685,508)
Redemption fees received*	—	46,125	—	40,163

Net Increase (Decrease)	(16,640,213)	$(326,092,244)	15,290,945	$597,263,995

Class R3 Shares
Shares sold	1,686,345	$39,658,963	3,326,232	$116,410,112
Shares issued to shareholders in reinvestment of dividends	89,721	2,114,046	401,141	14,656,658
Shares repurchased	(2,071,335)	(47,589,434)	(1,371,429)	(46,812,136)
Redemption fees received*	—	4,747	—	2,946

Net Increase (Decrease)	(295,269)	$(5,811,678)	2,355,944	$84,257,580

Class R4 Shares
Shares sold	808,447	$20,006,549	1,140,551	$41,174,367
Shares issued to shareholders in reinvestment of dividends	18,317	442,047	34,386	1,249,751
Shares repurchased	(392,575)	(9,125,077)	(281,635)	(9,406,561)
Redemption fees received*	—	993	—	465

Net Increase (Decrease)	434,189	$11,324,512	893,302	$33,018,022

Class R5 Shares
Shares sold	2,235,661	$55,055,512	3,316,951	$117,084,163
Shares issued to shareholders in reinvestment of dividends	99,135	2,411,510	282,183	10,452,223
Shares repurchased	(1,587,441)	(36,208,743)	(1,235,288)	(43,837,491)
Redemption fees received*	—	4,281	—	2,220

Net Increase (Decrease)	747,355	$21,262,560	2,363,846	$83,701,115

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,296,610,229 and $2,623,207,665, respectively.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,392,621,462

Gross unrealized appreciation on a tax basis	$471,273,977
Gross unrealized depreciation on a tax basis	(304,854,280)

Net unrealized appreciation (depreciation) on investments (tax basis)	$166,419,697

Distributable earnings - ordinary income	$1,574,011

At September 30, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $1,484,675, and $617,127,482, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009 the Fund had tax basis capital losses of $527,267,206, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2017.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $90,627, decreased net realized investment loss by $143,584, and decreased net capital paid in on shares of beneficial interest by $52,957. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses, non-deductible expenses, and the disposition of a partnership investment.

The tax character of distributions paid during the years ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Ordinary income	$48,677,546	$129,259,793
Capital gains	—	359,588,473

Total distributions	$48,677,546	$488,848,266

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2009

Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

There were no outstanding forward currency contracts in the Fund’s Statement of Assets and Liabilities at September 30, 2009.

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$14,871,905	$14,871,905

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$(7,651,780)	$(7,651,780)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$28.02	$44.17	$37.59	$32.79	$28.11

Income from investment operations:
Net investment income (loss)	0.37	0.18	0.29	0.35	0.32
Net realized and unrealized gain (loss) on investments	1.67	(12.26)	7.86	4.76	4.64
Total from investment operations	2.04	(12.08)	8.15	5.11	4.96

Less dividends from:
Net investment income	(0.40)	(0.14)	(0.27)	(0.31)	(0.28)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.40)	(4.07)	(1.57)	(0.31)	(0.28)

Change in net asset value	1.64	(16.15)	6.58	4.80	4.68

NET ASSET VALUE, end of year	$29.66	$28.02	$44.17	$37.59	$32.79

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	7.65	(29.52)	22.23	15.63	17.70
Ratios to average net assets:
Net investment income (loss) (%)	1.58	0.52	0.70	1.02	1.05
Expenses, after expense reductions (%)	1.34	1.27	1.27	1.35	1.40
Expenses, after expense reductions and net of custody credits (%)	1.34	1.27	1.27	1.34	1.40
Expenses, before expense reductions (%)	1.34	1.27	1.27	1.35	1.40

Portfolio turnover rate (%)	83.00	70.65	79.29	51.36	58.90

Net assets at end of year (thousands)	$1,204,450	$1,088,766	$1,599,976	$1,121,720	$972,478

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
Class B Shares:	2009	2008		2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$26.66	$42.36		$36.17	$31.60	$27.13

Income from investment operations:
Net investment income (loss)	0.16	(0.09)		(0.04)	0.07	0.08
Net realized and unrealized gain (loss) on investments	1.58	(11.68)		7.55	4.58	4.47
Total from investment operations	1.74	(11.77)		7.51	4.65	4.55

Less dividends from:
Net investment income	(0.19)	(0.00	)(a)	(0.02)	(0.08)	(0.08)
Net realized gains	—	(3.93)		(1.30)	—	—
Total dividends	(0.19)	(3.93)		(1.32)	(0.08)	(0.08)

Change in net asset value	1.55	(15.70)		6.19	4.57	4.47

NET ASSET VALUE, end of year	$28.21	$26.66		$42.36	$36.17	$31.60

RATIOS/SUPPLEMENTAL DATA

Total return (%)	6.72	(30.05)		21.26	14.71	16.78
Ratios to average net assets:
Net investment income (loss) (%)	0.74	(0.28)		(0.09)	0.21	0.27
Expenses, after expense reductions (%)	2.22	2.05		2.07	2.15	2.17
Expenses, after expense reductions and net of custody credits (%)	2.22	2.05		2.07	2.14	2.17
Expenses, before expense reductions (%)	2.22	2.05		2.07	2.15	2.17

Portfolio turnover rate (%)	83.00	70.65		79.29	51.36	58.90

Net assets at end of year (thousands)	$38,630	$64,287		$113,299	$96,587	$92,410

(a)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$26.99	$42.82	$36.55	$31.92	$27.40

Income from investment operations:
Net investment income (loss)	0.18	(0.08)	(0.02)	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.61	(11.81)	7.62	4.62	4.51
Total from investment operations	1.79	(11.89)	7.60	4.71	4.60

Less dividends from:
Net investment income	(0.23)	(0.01)	(0.03)	(0.08)	(0.08)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.23)	(3.94)	(1.33)	(0.08)	(0.08)

Change in net asset value	1.56	(15.83)	6.27	4.63	4.52

NET ASSET VALUE, end of year	$28.55	$26.99	$42.82	$36.55	$31.92

RATIOS/SUPPLEMENTAL DATA

Total return (%)	6.83	(30.03)	21.29	14.77	16.80
Ratios to average net assets:
Net investment income (loss) (%)	0.81	(0.23)	(0.05)	0.27	0.31
Expenses, after expense reductions (%)	2.12	2.02	2.03	2.09	2.14
Expenses, after expense reductions and net of custody credits (%)	2.12	2.01	2.03	2.09	2.14
Expenses, before expense reductions (%)	2.12	2.02	2.03	2.09	2.14

Portfolio turnover rate (%)	83.00	70.65	79.29	51.36	58.90

Net assets at end of year (thousands)	$361,966	$401,880	$621,687	$490,399	$446,567

+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$28.47	$44.80	$38.11	$33.23	$28.49

Income from investment operations:
Net investment income (loss)	0.46	0.32	0.44	0.50	0.45
Net realized and unrealized gain (loss) on investments	1.70	(12.45)	7.96	4.82	4.70
Total from investment operations	2.16	(12.13)	8.40	5.32	5.15

Less dividends from:
Net investment income	(0.48)	(0.27)	(0.41)	(0.44)	(0.41)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.48)	(4.20)	(1.71)	(0.44)	(0.41)

Change in net asset value	1.68	(16.33)	6.69	4.88	4.74

NET ASSET VALUE, end of year	$30.15	$28.47	$44.80	$38.11	$33.23

RATIOS/SUPPLEMENTAL DATA

Total return (%)	8.04	(29.24)	22.62	16.10	18.16
Ratios to average net assets:
Net investment income (loss) (%)	1.94	0.92	1.05	1.41	1.44
Expenses, after expense reductions (%)	0.98	0.91	0.93	0.98	0.99
Expenses, after expense reductions and net of custody credits (%)	0.97	0.90	0.92	0.97	0.98
Expenses, before expense reductions (%)	1.00	0.91	0.93	0.98	1.00

Portfolio turnover rate (%)	83.00	70.65	79.29	51.36	58.90

Net assets at end of year (thousands)	$1,575,522	$1,961,495	$2,401,473	$1,074,492	$457,788

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
Class R3 Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$27.86	$43.94	$37.43	$32.68	$28.06

Income from investment operations:
Net investment income (loss)	0.36	0.17	0.26	0.37	0.33
Net realized and unrealized gain (loss) on investments	1.66	(12.19)	7.81	4.71	4.60
Total from investment operations	2.02	(12.02)	8.07	5.08	4.93

Less dividends from:
Net investment income	(0.40)	(0.13)	(0.26)	(0.33)	(0.31)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.40)	(4.06)	(1.56)	(0.33)	(0.31)

Change in net asset value	1.62	(16.08)	6.51	4.75	4.62

NET ASSET VALUE, end of year	$29.48	$27.86	$43.94	$37.43	$32.68

RATIOS/SUPPLEMENTAL DATA

Total return (%)	7.62	(29.54)	22.11	15.60	17.64
Ratios to average net assets:
Net investment income (loss) (%)	1.57	0.50	0.63	1.05	1.07
Expenses, after expense reductions (%)	1.35	1.35	1.35	1.36	1.35
Expenses, after expense reductions and net of custody credits (%)	1.35	1.35	1.35	1.35	1.35
Expenses, before expense reductions (%)	1.72	1.66	1.63	1.69	1.94

Portfolio turnover rate (%)	83.00	70.65	79.29	51.36	58.90

Net assets at end of year (thousands)	$162,231	$161,517	$151,260	$48,627	$11,661

+	Based on weighted average shares outstanding.

See notes to financial statements.

32    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

Class R4 Shares:	Year Ended Sept 30,		Period Ended Sept 30,
	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$27.99	$44.14	$41.00

Income from investment operations:
Net investment income (loss)	0.39	0.19	0.20
Net realized and unrealized gain (loss) on investments	1.67	(12.23)	3.12
Total from investment operations	2.06	(12.04)	3.32

Less dividends from:
Net investment income	(0.43)	(0.18)	(0.18)
Net realized gains	—	(3.93)	—
Total dividends	(0.43)	(4.11)	(0.18)

Change in net asset value	1.63	(16.15)	3.14

NET ASSET VALUE, end of period	$29.62	$27.99	$44.14

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	7.74	(29.47)	8.09
Ratios to average net assets:
Net investment income (loss) (%)	1.65	0.58	0.70	(c)
Expenses, after expense reductions (%)	1.25	1.24	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25	1.24	1.25	(c)
Expenses, before expense reductions (%)	1.54	1.48	2.34	(c)

Portfolio turnover rate (%)	83.00	70.65	79.29

Net assets at end of period (thousands)	$44,037	$29,462	$7,038

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    33

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,				Period Ended Sept. 30,
Class R5 Shares:	2009	2008	2007	2006	2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$28.45	$44.78	$38.09	$33.22	$30.75

Income from investment operations:
Net investment income (loss)	0.46	0.32	0.49	0.24	0.28
Net realized and unrealized gain (loss) on investments	1.71	(12.47)	7.91	5.07	2.45
Total from investment operations	2.17	(12.15)	8.40	5.31	2.73

Less dividends from:
Net investment income	(0.49)	(0.25)	(0.41)	(0.44)	(0.26)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.49)	(4.18)	(1.71)	(0.44)	(0.26)

Change in net asset value	1.68	(16.33)	6.69	4.87	2.47

NET ASSET VALUE, end of period	$30.13	$28.45	$44.78	$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	8.05	(29.30)	22.63	16.07	8.93
Ratios to average net assets:
Net investment income (loss) (%)	1.93	0.92	1.14	0.64	1.31	(c)
Expenses, after expense reductions (%)	0.98	0.98	0.91	1.00	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.98	0.98	0.91	0.98	0.99	(c)
Expenses, before expense reductions (%)	1.18	1.03	0.93	3.24	127.30	(c)(d)

Portfolio turnover rate (%)	83.00	70.65	79.29	51.36	58.90

Net assets at end of period (thousands)	$165,663	$135,173	$106,906	$10,483	$31

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

Certified Annual Report    35

EXPENSE EXAMPLE Thornburg Value Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,506.30	$8.14
Hypothetical*	$1,000.00	$1,018.57	$6.56
Class B Shares
Actual	$1,000.00	$1,499.40	$13.65
Hypothetical*	$1,000.00	$1,014.14	$11.00
Class C Shares
Actual	$1,000.00	$1,500.30	$13.03
Hypothetical*	$1,000.00	$1,014.65	$10.50
Class I Shares
Actual	$1,000.00	$1,508.20	$6.08
Hypothetical*	$1,000.00	$1,020.22	$4.90
Class R3 Shares
Actual	$1,000.00	$1,506.00	$8.48
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R4 Shares
Actual	$1,000.00	$1,506.30	$7.85
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$1,508.70	$6.13
Hypothetical*	$1,000.00	$1,020.18	$4.94

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; B: 2.18%; C: 2.08%; I: 0.97%; R3: 1.35%; R4: 1.25%; R5: 0.97%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Certified Annual Report

INDEX COMPARISON

Thornburg Value Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	2.81%	3.81%	3.28%	9.36%
B Shares (Incep: 4/3/00)	1.72%	3.58%	—	0.50%
C Shares (Incep: 10/2/95)	5.83%	3.98%	2.96%	8.87%
I Shares (Incep: 11/2/98)	8.04%	5.16%	4.17%	5.70%
R3 Shares (Incep: 7/1/03)	7.62%	4.72%	—	5.28%
R4 Shares (Incep: 2/1/07)	7.74%	—	—	-7.13%
R5 Shares (Incep: 2/1/05)	8.05%	—	—	3.70%
S&P 500 Index (Since 10/2/95)	-6.91%	1.02%	-0.15%	6.23%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Annual Report    37

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40    Certified Annual Report

OTHER INFORMATION

Thornburg Value Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg Value Fund designates 84.31% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

71.17% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2009 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2009 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of large blend equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) a measure of expected earnings per share and comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return had been lower than the returns of the two indices and the average return of the large blend mutual fund category in the most recent full calendar year. The Trustees also noted that the Fund’s investment returns had generally met or exceeded reasonable expectations over multi-year periods, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns had exceeded the returns of the indices in the majority of the preceding eight calendar years (notwithstanding that the Fund’s returns are net of expenses and the returns of the indices do not reflect payment of any expenses), that the Fund’s returns had similarly exceeded the average returns of the category in most of those years, and that the Fund’s returns fell within the top decile of the category for the three-month, year-to-date, one-year, three year and five-year periods ending with the second quarter of the current year. The Trustees further noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark Standard & Poor’s 500 Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was slightly higher than the median and average expense ratios for the group of mutual funds assembled by the independent mutual fund analyst firm, that the management fee was slightly higher than the median and average fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

42    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    43

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

46    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.     47

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Thornburg International Value Fund

Value Knows No Boundaries

The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.36%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	2.05%	1.21%	9.37%	9.30%	9.07%
With sales charge	-2.56%	-0.33%	8.36%	8.80%	8.63%

MSCI EAFE Index (Since 5/28/98)	3.23%	-3.60%	6.07%	2.55%	3.37%

4    This page is not part of the Annual Report.

its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/09

Top Contributors	Top Detractors
Baidu, Inc. (ADR)	Swiss Reinsurance Co.
Hong Kong Exchanges & Clearing Ltd.	AXA
Standard Chartered plc	Nintendo Co. Ltd.
Hennes & Mauritz AB	Carlsberg AS
LVMH Moët Hennessy Louis Vuitton	Gazprom OAO (ADR)

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/09

Portfolio P/E Trailing 12-months*	17.3x
Portfolio Price to Cash Flow*	7.7x
Portfolio Price to Book Value*	2.4x
Median Market Cap*	$26.4 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.91
Number of Companies	65

* Source: FactSet

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Thornburg International Value Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager

October 23, 2009

Dear Fellow Shareholder:

What a year it has been. The seemingly modest 3.23% twelve-month return as of September 30, 2009 for the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) masks the extraordinary ride down and back up experienced by equity investors worldwide over the last year. Real fear of an economic and market collapse was pervasive among investors in late 2008 and early 2009. With the failure of many long established financial institutions like AIG as well as once premier industrial enterprises such as GM, those fears were well justified. We will never know with any certainty, but it might be that government and monetary initiatives were executed in the nick of time. Nonetheless, early on equities sold off indiscriminately, led by financials. Cyclical areas such as steel, chemicals, consumer discretionary, and retail were also particularly hard-hit. Loosely coordinated efforts by a variety of governments, including massive infrastructure spending by the Chinese, provided enough encouragement to investors to set off the biggest stock market rally since 1937. Not surprisingly, many of the strongest rebounds were seen in areas that had been hit the hardest early in the period. Financials led the rebound, but almost all stocks perceived as viable franchises recovered significant lost ground. In a matter of weeks, risk aversion evaporated and equity market performance flip-flopped. By September 30, 2009, the MSCI EAFE Index had risen over 70% off the March 9, 2009 bottom. A year ago in the annual letter, we quoted an ancient Chinese proverb, “Chaos begets the order of the universe”. As we write this letter, we think that order has been brought back to the global financial system, and more importantly, we believe that calm has been restored among investors.

For the twelve months ended September 30, 2009, the Thornburg International Value Fund (Class A shares at NAV) slightly underperformed the MSCI EAFE Index, returning 2.05%. Relative performance was strong early in the period. Later in the period, despite strong absolute performance as reflected by over 60% total return from the bottom, our portfolio didn’t participate as dramatically as the market which had been led by very strong upward momentum, particularly in the financials and cyclicals sectors.

Today, developed markets continue to struggle with the hangovers of a recession. High unemployment and depressed capacity utilization continue to plague these economies. Interestingly, a recent trip to Asia found a more upbeat outlook. Over there, rising

Certified Annual Report    7

Letter to Shareholders,

Continued

consumerism, coupled with healthy household balance sheets, is expected to boost local consumption, thus reducing dependence on the United States. Not surprisingly, developing markets have led the rebound more than established ones. Exposure to these economies provided many of the strongest absolute gains within the portfolio – Asian stocks such as Baidu, Hong Kong Exchanges, Industrial & Commercial Bank of China and China Life Insurance were some of the top contributors to performance. Exposure to other fast-growing markets also benefitted Fund shareholders. BM&F Bovespa is a vertically-integrated exchange platform in Brazil, facilitating transactions in stocks, equity derivatives, currencies and commodities. Two separate visits by our portfolio managers to Brazil cemented our thesis that recent initiatives should result in additional listings on the exchange and that the company has the opportunity to enjoy success in the future. Other emerging market stocks that did well included those which may be considered more defensive, such as Teva Pharmaceuticals and Wal-Mart de México.

Relative strength in emerging markets manifested itself in indirect ways as well with Standard Chartered and LVMH as notable examples. Despite being domiciled in the United Kingdom, Standard Chartered receives over 70% of its revenues from Asia. By purchasing a bank such as Standard Chartered, we believe that we take advantage of the region’s economic growth with little exposure to the toxic assets plaguing western banks. In a similar fashion, LVMH is achieving much greater growth from its emerging market customers than its developed ones. China has surpassed Japan as purchasers of their luxury goods, from handbags to high-end cognac. Yet France-based LVMH is often valued based on its developed market characteristics.

Throughout this challenging period, we have continued to execute the same investment philosophy and process that has led to a historically strong track record. We believe that our somewhat unique approach to diversification and value provides a framework of portfolio construction that is rational in today’s unsettled times. We continue to adhere to our comprehensive approach to value, combining basic value, consistent earners, and emerging franchises together into a diversified portfolio. Our consistent earner basket is comprised of business models which usually prove more resilient in difficult environments and subsequently these names held up better during the recent crisis. More recently, we have used the relative outperformance of specific stocks within this basket to fund opportunities in the other two categories. Notably, we have purchased stocks in the financial, materials and energy sectors. If we are correct and a gradual recovery materializes, these companies should see a normalization in earnings; hence validating the attractiveness of current valuations. Mitsubishi Financial UFJ is a stock we purchased during the period which reflects that view. The bank is among the cheapest in the world, holds modest exposure to securitized U.S. assets and loans relative to its total assets, and is priced at a significant discount to book value. Similarly, earlier in the year we were afforded the opportunity to buy large stable financial franchises such as Julius Baer and BNP Paribas at depressed valuations. Finally, decisions not to sell into the weakness we experienced in previously purchased entities such as National Bank of Greece and AXA served us particularly well as the market rebounded.

8    Certified Annual Report

We have consistently remained faithful to our process and philosophy during this trying time. We remain confident that our portfolio has great risk-adjusted quality to deliver better returns in the years ahead of us. As a Danish proverb says, “Above the clouds, the sky is always blue.”

We encourage you to learn more about your portfolio’s holdings. Please visit www.thornburg.com/funds to learn more about the Thornburg International Value Fund. Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2009

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Banks	14.5%	Media	2.4%
Pharmaceuticals, Biotechnology & Life Sciences	8.8%	Consumer Durables & Apparel	2.4%
Diversified Financials	7.5%	Household & Personal Products	2.3%
Energy	6.9%	Technology Hardware & Equipment	2.2%
Materials	6.8%	Utilities	2.1%
Telecommunication Services	6.4%	Consumer Services	1.9%
Software & Services	5.9%	Transportation	1.8%
Capital Goods	5.8%	Food & Staples Retailing	1.7%
Food, Beverage & Tobacco	5.2%	Automobiles & Components	1.6%
Health Care Equipment & Services	3.5%	Semiconductors & Semiconductor Equipment	0.7%
Retailing	3.4%	Other Assets & Cash Equivalents	3.6%
Insurance	2.6%

TOP TEN HOLDINGS

As of 9/30/09

Teva Pharmaceutical Industries Ltd. ADR	3.1%	Komatsu Ltd.	2.3%
National Bank of Greece S.A.	2.6%	AXA	2.3%
Industrial & Commercial Bank of China Ltd.	2.4%	Hong Kong Exchanges & Clearing Ltd.	2.3%
Novo Nordisk A/S	2.4%	Petróleo Brasileiro S.A. ADR	2.2%
LVMH Moët Hennessy Louis Vuitton SA	2.4%	Standard Chartered plc	2.2%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09 (percent of equity holdings)

United Kingdom	17.2%	Greece	2.7%
France	10.3%	Finland	2.5%
Switzerland	8.2%	Hong Kong	2.4%
Japan	8.2%	Spain	2.2%
Germany	7.7%	Sweden	2.1%
Canada	7.1%	Australia	1.9%
China	6.6%	Netherlands	1.4%
Brazil	5.8%	Turkey	1.1%
Denmark	4.0%	Italy	1.0%
Mexico	3.9%	Ireland	0.5%
Israel	3.2%

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

	Shares/ Principal Amount	Value

COMMON STOCK — 96.37%

AUTOMOBILES & COMPONENTS — 1.57%
AUTOMOBILES — 1.57%
Toyota Motor Corp.	6,411,100	$254,972,729

		254,972,729

BANKS — 14.62%
COMMERCIAL BANKS — 14.62%
[a] Barclays plc	25,479,915	150,666,806
BNP Paribas SA	4,234,800	338,355,664
China Merchants Bank Co., Ltd.	120,073,933	267,724,410
Industrial & Commercial Bank of China Ltd.	529,167,100	398,067,650
[a] Intesa Sanpaolo	36,421,046	161,089,275
Mitsubishi UFJ Financial Group, Inc.	53,405,200	286,763,286
[a] National Bank of Greece S.A.	11,658,699	417,988,254
Standard Chartered plc	14,419,447	355,345,533

		2,376,000,878

CAPITAL GOODS — 5.84%
AEROSPACE & DEFENSE — 0.77%
Empresa Brasileira de Aeronáutica SA ADR	5,421,345	124,365,654
ELECTRICAL EQUIPMENT — 1.42%
[a] Vestas Wind Systems A/S	3,189,171	230,549,658
MACHINERY — 3.65%
Fanuc Ltd.	2,369,307	212,476,147
Komatsu Ltd.	20,340,288	381,132,562

		948,524,021

CONSUMER DURABLES & APPAREL — 2.36%
TEXTILES, APPAREL & LUXURY GOODS — 2.36%
LVMH Moët Hennessy Louis Vuitton SA	3,820,611	384,261,673

		384,261,673

CONSUMER SERVICES — 1.88%
HOTELS, RESTAURANTS & LEISURE — 1.88%
Carnival plc	8,974,400	305,781,005

		305,781,005

DIVERSIFIED FINANCIALS — 7.47%
CAPITAL MARKETS — 3.05%
Deutsche Bank AG	3,224,397	247,457,432
Julius Baer Holding AG	4,956,430	247,510,617
DIVERSIFIED FINANCIAL SERVICES — 4.42%
BM&F Bovespa SA	25,633,400	188,966,022
Deutsche Boerse AG	1,949,917	159,362,894
Hong Kong Exchanges & Clearing Ltd.	20,445,200	370,649,299

		1,213,946,264

ENERGY — 6.88%
ENERGY EQUIPMENT & SERVICES — 1.33%
Schlumberger Ltd.	3,630,472	216,376,131

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

	Shares/ Principal Amount	Value

OIL, GAS & CONSUMABLE FUELS — 5.55%
Canadian Natural Resources Ltd.	5,140,100	$347,106,178
Cnooc Ltd.	144,783,679	195,036,369
Petróleo Brasileiro S.A. ADR	7,845,695	360,117,401

		1,118,636,079

FOOD & STAPLES RETAILING — 1.67%
FOOD & STAPLES RETAILING — 1.67%
Wal-Mart de Mexico SAB de C.V.	78,180,000	271,084,241

		271,084,241

FOOD, BEVERAGE & TOBACCO — 5.16%
BEVERAGES — 1.28%
Sabmiller plc	8,615,750	207,778,310
FOOD PRODUCTS — 2.05%
Nestlé SA	7,807,300	332,693,590
TOBACCO — 1.83%
British American Tobacco plc	9,487,125	297,627,327

		838,099,227

HEALTH CARE EQUIPMENT & SERVICES — 3.52%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.72%
Covidien plc	1,709,308	73,944,664
Smith & Nephew plc	17,870,272	160,075,424
Synthes, Inc.	373,509	45,017,152
HEALTH CARE PROVIDERS & SERVICES — 1.80%
Fresenius Medical Care AG & Co.	4,936,500	245,826,668
[a] Sinopharm Group Co. H	18,370,800	46,602,270

		571,466,178

HOUSEHOLD & PERSONAL PRODUCTS — 2.33%
HOUSEHOLD PRODUCTS — 1.83%
Reckitt Benckiser plc	6,093,678	297,806,974
PERSONAL PRODUCTS — 0.50%
Natura Cosmeticos SA	4,465,800	80,538,671

		378,345,645

INSURANCE — 2.58%
INSURANCE — 2.58%
AXA	13,944,600	377,507,595
Willis Group Holdings Ltd.	1,463,300	41,294,326

		418,801,921

MATERIALS — 6.78%
CHEMICALS — 2.69%
Air Liquide SA	2,232,413	253,993,641
Potash Corp. of Saskatchewan, Inc.	2,029,100	183,308,894
CONSTRUCTION MATERIALS — 1.57%
Lafarge SA	2,860,261	255,946,992
METALS & MINING — 2.52%
BHP Billiton Ltd.	8,796,908	292,808,606
Southern Copper Corp.	3,781,200	116,045,028

		1,102,103,161

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

	Shares/ Principal Amount	Value

MEDIA — 2.40%
MEDIA — 2.40%
British Sky Broadcasting Group plc	26,620,886	$243,140,117
Pearson plc	11,948,731	147,229,231

		390,369,348

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.88%
PHARMACEUTICALS — 8.88%
Novartis AG	5,638,996	282,140,252
Novo Nordisk A/S	6,200,750	388,228,713
Roche Holding AG	1,666,000	269,280,131
Teva Pharmaceutical Industries Ltd. ADR	9,941,300	502,632,128

		1,442,281,224

RETAILING — 3.38%
SPECIALTY RETAIL — 3.38%
Hennes & Mauritz AB	5,906,987	331,727,056
Kingfisher plc	64,177,863	218,362,870

		550,089,926

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.72%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.72%
Arm Holdings plc	50,986,100	117,010,306

		117,010,306

SOFTWARE & SERVICES — 5.91%
INFORMATION TECHNOLOGY SERVICES — 2.01%
[a] Amdocs Ltd.	6,593,900	177,244,032
[a] Cia Brasileira De Meios De Pagamento SA	14,957,000	148,421,800
INTERNET SOFTWARE & SERVICES — 0.79%
[a] Baidu, Inc. ADR	327,600	128,107,980
SOFTWARE — 3.11%
Nintendo Co., Ltd.	588,831	150,872,979
SAP AG	7,290,861	355,066,779

		959,713,570

TECHNOLOGY HARDWARE & EQUIPMENT — 2.17%
COMMUNICATIONS EQUIPMENT — 1.49%
Nokia Oyj	16,481,900	242,393,651
COMPUTERS & PERIPHERALS — 0.68%
[a] Logitech International SA	6,057,621	110,420,207

		352,813,858

TELECOMMUNICATION SERVICES — 6.35%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.07%
Telefónica SA	12,229,900	337,440,609
WIRELESS TELECOMMUNICATION SERVICES — 4.28%
América Móvil SAB de C.V. ADR	5,173,344	226,747,667
Rogers Communications, Inc.	10,259,100	289,667,579
Turkcell	25,027,800	178,770,000

		1,032,625,855

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

	Shares/ Principal Amount	Value

TRANSPORTATION — 1.78%
ROAD & RAIL — 1.78%
Canadian National Railway Co.	5,889,800	$290,075,332

		290,075,332

UTILITIES — 2.12%
ELECTRIC UTILITIES — 2.12%
E. ON AG	4,614,901	195,708,043
Fortum Oyj	5,780,828	148,208,139

		343,916,182

TOTAL COMMON STOCK (Cost $14,508,010,238)		15,660,918,623

RIGHTS — 0.05%

BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
[a] BNP Paribas SA	4,234,800	9,171,545

TOTAL RIGHTS (Cost $0)		9,171,545

SHORT TERM INVESTMENTS — 3.30%
AGL Capital Corp., 0.30%, 10/5/2009	$15,000,000	14,999,500
Atlantic City Electric, 0.30%, 10/2/2009	15,000,000	14,999,875
Atmos Energy Corp, 0.20%, 10/1/2009	30,000,000	30,000,000
California State Department of Water Resources, put 10/7/2009 (Insured: FSA/SPA: Dexia Credit Local) (weekly demand notes), 0.45%, 5/1/2022	33,150,000	33,150,000
Chicago GO, put 10/7/2009 (Insured: FSA/SPA: Dexia Credit Local) (weekly demand notes), 0.50%, 1/1/2040	66,840,000	66,840,000
Devon Energy Corp., 0.16%, 10/1/2009	125,000,000	125,000,000
Farmington PCR, put 10/1/2009, (LOC: Barclays Bank) (daily demand notes), 0.32%, 5/1/2024	8,100,000	8,100,000
Mississippi State, put 10/7/2009 (Nissan; Insured: Bank of America) (weekly demand notes), 0.50%, 11/1/2028	30,700,000	30,700,000
New York City GO, put 10/1/2009 (Insured: FSA/SPA: Dexia Credit Local) (daily demand notes), 0.28%, 11/1/2026	8,000,000	8,000,000
New York City Municipal Water Finance Authority, put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes), 0.35%, 6/15/2033	7,000,000	7,000,000
New York, NY, put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes), 0.31%, 8/1/2028	39,300,000	39,300,000
Oglethorpe Power Corp., 0.25%, 10/13/2009	44,087,000	44,083,326
Oneok, Inc., 0.29%, 10/9/2009	51,700,000	51,696,668
Pepco Holdings, Inc., 0.50%, 10/5/2009	20,000,000	19,998,889
Pepco Holdings, Inc., 0.50%, 10/14/2009	35,000,000	34,993,681
South Fulton Georgia Municipal Water & Sewer Authority, put 10/7/2009 (LOC: Bank of America) (weekly demand notes), 0.37%, 1/1/2033	7,455,000	7,455,000

TOTAL SHORT TERM INVESTMENTS (Cost $536,316,939)		536,316,939

TOTAL INVESTMENTS — 99.72% (Cost $15,044,327,177)		$16,206,407,107

OTHER ASSETS LESS LIABILITIES — 0.28%		44,693,698

NET ASSETS — 100.00%		$16,251,100,805

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

Footnote Legend

a	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
LOC	Letter of Credit
PCR	Pollution Control Revenue Bond
SPA	Standby Purchase Agreement

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2009

ASSETS
Investments at value (cost $15,044,327,177) (Note 2)	$16,206,407,107
Cash	2,689,694
Cash denominated in foreign currency (cost $5,003,660)	4,916,096
Receivable for investments sold	38,394,254
Receivable for fund shares sold	79,209,581
Unrealized appreciation on forward currency contracts (Note 7)	2,977,604
Dividends receivable	26,375,373
Dividend and interest reclaim receivable	18,783,885
Interest receivable	65,418
Prepaid expenses and other assets	147,166

Total Assets	16,379,966,178

LIABILITIES
Payable for securities purchased	69,669,480
Payable for fund shares redeemed	40,324,111
Unrealized depreciation on forward currency contracts (Note 7)	247,203
Payable to investment advisor and other affiliates (Note 3)	12,714,442
Accounts payable and accrued expenses	5,905,672
Dividends payable	4,465

Total Liabilities	128,865,373

NET ASSETS	$16,251,100,805

NET ASSETS CONSIST OF:
Undistributed net investment income	$10,029,383
Net unrealized appreciation on investments	1,165,461,584
Accumulated net realized gain (loss)	(2,812,815,712)
Net capital paid in on shares of beneficial interest	17,888,425,550

$16,251,100,805

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,309,704,293 applicable to 222,096,095 shares of beneficial interest outstanding - Note 4)	$23.91

Maximum sales charge, 4.50% of offering price	1.13

Maximum offering price per share	$25.04

Class B Shares:
Net asset value and offering price per share * ($80,908,133 applicable to 3,586,278 shares of beneficial interest outstanding - Note 4)	$22.56

Class C Shares:
Net asset value and offering price per share * ($1,551,487,700 applicable to 68,498,788 shares of beneficial interest outstanding - Note 4)	$22.65

Class I Shares:
Net asset value, offering and redemption price per share ($6,330,267,586 applicable to 259,242,028 shares of beneficial interest outstanding - Note 4)	$24.42

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,042,247,977 applicable to 43,507,717 shares of beneficial interest outstanding - Note 4)	$23.96

Class R4 Shares:
Net asset value, offering and redemption price per share ($522,363,442 applicable to 21,933,496 shares of beneficial interest outstanding - Note 4)	$23.82

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,414,121,674 applicable to 58,000,417 shares of beneficial interest outstanding - Note 4)	$24.38

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $30,789,870)	$291,290,549
Interest income	5,525,739

Total Income	296,816,288

EXPENSES:
Investment advisory fees (Note 3)	84,378,714
Administration fees (Note 3)
Class A Shares	5,273,850
Class B Shares	88,671
Class C Shares	1,653,582
Class I Shares	2,242,498
Class R3 Shares	994,246
Class R4 Shares	360,665
Class R5 Shares	474,186
Distribution and service fees (Note 3)
Class A Shares	10,528,663
Class B Shares	707,939
Class C Shares	13,205,973
Class R3 Shares	3,977,818
Class R4 Shares	722,425
Transfer agent fees
Class A Shares	9,061,640
Class B Shares	162,516
Class C Shares	2,397,355
Class I Shares	4,807,020
Class R3 Shares	2,018,397
Class R4 Shares	1,048,807
Class R5 Shares	2,601,350
Registration and filing fees
Class A Shares	81,551
Class B Shares	18,114
Class C Shares	36,432
Class I Shares	302,715
Class R3 Shares	28,398
Class R4 Shares	28,414
Class R5 Shares	36,831
Custodian fees (Note 3)	4,136,422
Professional fees	305,160
Accounting fees	636,620
Trustee fees	418,050
Other expenses	1,528,777

Total Expenses	154,263,799
Less:
Expenses reimbursed by investment advisor (Note 3)	(3,085,936)
Fees paid indirectly (Note 3)	(248,222)

Net Expenses	150,929,641

Net Investment Income	$145,886,647

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(2,287,341,877)
Forward currency contracts (Note 7)	299,333,761
Foreign currency transactions	558,308

(1,987,449,808)

Net change in unrealized appreciation (depreciation) on:
Investments	2,320,668,253
Forward currency contracts (Note 7)	(112,855,171)
Foreign currency translations	1,587,353

2,209,400,435

Net Realized and Unrealized Gain	221,950,627

Net Increase in Net Assets Resulting From Operations	$367,837,274

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$145,886,647	$220,879,180
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(1,987,449,808)	(808,936,421)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	2,209,400,435	(4,947,975,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	367,837,274	(5,536,033,006)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(47,691,328)	(75,245,625)
Class B Shares	(281,872)	(664,681)
Class C Shares	(6,234,690)	(13,733,669)
Class I Shares	(72,241,951)	(86,528,884)
Class R3 Shares	(8,457,824)	(10,260,007)
Class R4 Shares	(4,136,350)	(2,772,322)
Class R5 Shares	(14,813,551)	(13,817,161)
From realized gains
Class A Shares	—	(600,769,404)
Class B Shares	—	(11,739,966)
Class C Shares	—	(203,158,109)
Class I Shares	—	(426,254,876)
Class R3 Shares	—	(85,519,217)
Class R4 Shares	—	(4,805,028)
Class R5 Shares	—	(39,612,380)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(151,656,229)	1,289,526,844
Class B Shares	(14,340,619)	15,813,625
Class C Shares	(234,811,763)	509,105,066
Class I Shares	990,522,432	2,388,464,998
Class R3 Shares	113,114,566	349,026,118
Class R4 Shares	249,654,449	262,833,310
Class R5 Shares	392,644,180	844,102,498

Net Increase (Decrease) in Net Assets	1,559,106,724	(1,452,041,876)

NET ASSETS:
Beginning of Year	14,691,994,081	16,144,035,957

End of Year	$16,251,100,805	$14,691,994,081

Undistributed net investment income	$10,029,383	$17,441,994

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$15,660,918,623	$15,660,918,623	$—	$—
Rights	9,171,545	9,171,545	—	—
Short Term Investments	536,316,939	—	536,316,939	—

Total Investments in Securities	$16,206,407,107	$15,670,090,168	$536,316,939	$—

Other Financial Instruments**
Forward Currency Contracts	$2,977,604	$—	$2,977,604	$—
Spot Currency	14,309	14,309	—	—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(247,203)	$—	$(247,203)	$—
Spot Currency	(43,456)	(43,456)	—	—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 10 for further detail.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $1,485,259 for Class R3 shares, $724,278 for Class R4 shares, and $876,399 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $213,857 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $354,268 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $248,222.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	94,350,075	$1,855,765,245	108,956,029	$3,391,672,055
Shares issued to shareholders in reinvestment of dividends	1,910,696	39,880,680	18,277,901	582,600,796
Shares repurchased	(106,827,831)	(2,047,398,938)	(91,613,103)	(2,684,825,344)
Redemption fees received*	—	96,784	—	79,337

Net Increase (Decrease)	(10,567,060)	$(151,656,229)	35,620,827	$1,289,526,844

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	307,132	$5,564,270	839,348	$25,311,160
Shares issued to shareholders in reinvestment of dividends	9,713	190,063	287,761	8,760,191
Shares repurchased	(1,134,846)	(20,096,620)	(669,684)	(18,259,141)
Redemption fees received*	—	1,668	—	1,415

Net Increase (Decrease)	(818,001)	$(14,340,619)	457,425	$15,813,625

Class C Shares
Shares sold	13,413,646	$251,623,816	27,283,818	$819,809,729
Shares issued to shareholders in reinvestment of dividends	204,651	4,041,962	4,272,790	130,242,728
Shares repurchased	(27,577,857)	(490,508,597)	(16,133,810)	(440,973,314)
Redemption fees received*	—	31,056	—	25,923

Net Increase (Decrease)	(13,959,560)	$(234,811,763)	15,422,798	$509,105,066

Class I Shares
Shares sold	135,891,137	$2,743,024,095	114,796,742	$3,562,363,852
Shares issued to shareholders in reinvestment of dividends	2,218,946	47,387,069	10,634,700	342,652,908
Shares repurchased	(91,998,012)	(1,799,987,899)	(51,339,452)	(1,516,614,397)
Redemption fees received*	—	99,167	—	62,635

Net Increase (Decrease)	46,112,071	$990,522,432	74,091,990	$2,388,464,998

Class R3 Shares
Shares sold	20,079,362	$393,943,531	22,845,687	$711,229,882
Shares issued to shareholders in reinvestment of dividends	355,098	7,415,099	2,601,406	82,998,888
Shares repurchased	(14,936,306)	(288,262,022)	(14,653,445)	(445,214,207)
Redemption fees received*	—	17,958	—	11,555

Net Increase (Decrease)	5,498,154	$113,114,566	10,793,648	$349,026,118

Class R4 Shares
Shares sold	17,358,823	$351,220,800	10,423,276	$310,505,054
Shares issued to shareholders in reinvestment of dividends	137,569	2,904,177	199,073	6,047,020
Shares repurchased	(5,390,436)	(104,476,483)	(1,883,686)	(53,720,408)
Redemption fees received*	—	5,955	—	1,644

Net Increase (Decrease)	12,105,956	$249,654,449	8,738,663	$262,833,310

Class R5 Shares
Shares sold	32,451,475	$662,220,472	33,390,724	$1,036,104,971
Shares issued to shareholders in reinvestment of dividends	642,611	13,721,112	1,568,885	49,576,729
Shares repurchased	(14,216,177)	(283,317,991)	(8,111,555)	(241,587,993)
Redemption fees received*	—	20,587	—	8,791

Net Increase (Decrease)	18,877,909	$392,644,180	26,848,054	$844,102,498

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $5,806,729,064 and $3,821,391,985, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$15,063,897,868

Gross unrealized appreciation on a tax basis	$2,203,579,145
Gross unrealized depreciation on a tax basis	(1,061,069,906)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,142,509,239

Distributable earnings - ordinary income	$11,728,896

At September 30, 2009, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $1,737,786,157. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009, the Fund had tax basis capital losses of $1,052,728,465, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2017.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $558,308 and increased accumulated net realized investment loss by $558,308. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

The tax character of distributions paid during the years ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Ordinary income	$153,857,566	$874,665,689
Capital gains	—	700,215,640

Total distributions	$153,857,566	$1,574,881,329

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	Sell	5,083,766,000	11/30/2009	$373,620,650	$2,940,662	$—
Mexican Peso	Sell	1,046,362,000	11/30/2009	76,900,166	—	(247,203)
Mexican Peso	Buy	208,762,000	11/30/2009	15,342,522	36,942	—

Total				$465,863,338	$2,977,604	$(247,203)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2009

Asset Derivatives

	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$2,977,604

Liability Derivatives

	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(247,203)

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2009

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$299,333,761	$299,333,761

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$(112,855,171)	$(112,855,171)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$23.68	$36.09	$26.51	$22.80	$18.18

Income from investment operations:
Net investment income (loss)	0.21	0.37	0.27	0.32	0.18
Net realized and unrealized gain (loss) on investments	0.24	(9.59)	10.25	4.00	4.63
Total from investment operations	0.45	(9.22)	10.52	4.32	4.81

Less dividends from:
Net investment income	(0.22)	(0.31)	(0.29)	(0.21)	(0.19)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.22)	(3.19)	(0.94)	(0.61)	(0.19)

Change in net asset value	0.23	(12.41)	9.58	3.71	4.62

NET ASSET VALUE, end of year	$23.91	$23.68	$36.09	$26.51	$22.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	2.05	(27.77)	40.64	19.30	26.51
Ratios to average net assets:
Net investment income (loss) (%)	1.09	1.23	0.88	1.25	0.87
Expenses, after expense reductions (%)	1.34	1.28	1.29	1.33	1.44
Expenses, after expense reductions and net of custody credits (%)	1.34	1.28	1.29	1.33	1.44
Expenses, before expense reductions (%)	1.34	1.28	1.29	1.33	1.44

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of year (thousands)	$5,309,704	$5,510,070	$7,111,205	$4,261,892	$2,205,924

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class B Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$22.37	$34.33	$25.28	$21.82	$17.39

Income from investment operations:
Net investment income (loss)	0.05	0.13	0.03	0.11	0.01
Net realized and unrealized gain (loss) on investments	0.22	(9.06)	9.75	3.81	4.44
Total from investment operations	0.27	(8.93)	9.78	3.92	4.45

Less dividends from:
Net investment income	(0.08)	(0.15)	(0.08)	(0.06)	(0.02)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.08)	(3.03)	(0.73)	(0.46)	(0.02)

Change in net asset value	0.19	(11.96)	9.05	3.46	4.43

NET ASSET VALUE, end of year	$22.56	$22.37	$34.33	$25.28	$21.82

RATIOS/SUPPLEMENTAL DATA

Total return (%)	1.24	(28.33)	39.55	18.32	25.59
Ratios to average net assets:
Net investment income (loss) (%)	0.29	0.44	0.11	0.44	0.04
Expenses, after expense reductions (%)	2.13	2.04	2.06	2.13	2.26
Expenses, after expense reductions and net of custody credits (%)	2.13	2.04	2.06	2.13	2.25
Expenses, before expense reductions (%)	2.13	2.04	2.06	2.13	2.27

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of year (thousands)	$80,908	$98,541	$135,486	$82,799	$47,306

+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class C Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$22.46	$34.45	$25.37	$21.89	$17.46

Income from investment operations:
Net investment income (loss)	0.06	0.15	0.05	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.22	(9.10)	9.78	3.82	4.45
Total from investment operations	0.28	(8.95)	9.83	3.95	4.48

Less dividends from:
Net investment income	(0.09)	(0.16)	(0.10)	(0.07)	(0.05)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.09)	(3.04)	(0.75)	(0.47)	(0.05)

Change in net asset value	0.19	(11.99)	9.08	3.48	4.43

NET ASSET VALUE, end of year	$22.65	$22.46	$34.45	$25.37	$21.89

RATIOS/SUPPLEMENTAL DATA

Total return (%)	1.31	(28.28)	39.63	18.41	25.65
Ratios to average net assets:
Net investment income (loss) (%)	0.34	0.50	0.17	0.55	0.16
Expenses, after expense reductions (%)	2.06	2.00	2.01	2.06	2.16
Expenses, after expense reductions and net of custody credits (%)	2.06	2.00	2.01	2.05	2.15
Expenses, before expense reductions (%)	2.06	2.00	2.01	2.06	2.16

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of year (thousands)	$1,551,488	$1,852,185	$2,309,487	$1,290,250	$635,833

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report     31

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class I Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$24.18	$36.77	$26.99	$23.19	$18.48

Income from investment operations:
Net investment income (loss)	0.31	0.51	0.41	0.43	0.28
Net realized and unrealized gain (loss) on investments	0.24	(9.79)	10.42	4.06	4.72

Total from investment operations	0.55	(9.28)	10.83	4.49	5.00

Less dividends from:
Net investment income	(0.31)	(0.43)	(0.40)	(0.29)	(0.29)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.31)	(3.31)	(1.05)	(0.69)	(0.29)

Change in net asset value	0.24	(12.59)	9.78	3.80	4.71

NET ASSET VALUE, end of year	$24.42	$24.18	$36.77	$26.99	$23.19

RATIOS/SUPPLEMENTAL DATA

Total return (%)	2.46	(27.45)	41.17	19.76	27.15
Ratios to average net assets:
Net investment income (loss) (%)	1.54	1.64	1.32	1.67	1.32
Expenses, after expense reductions (%)	0.92	0.89	0.90	0.94	0.99
Expenses, after expense reductions and net of custody credits (%)	0.92	0.89	0.90	0.94	0.99
Expenses, before expense reductions (%)	0.92	0.89	0.90	0.94	1.02

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of year (thousands)	$6,330,268	$5,152,506	$5,113,109	$2,034,453	$892,216

+	Based on weighted average shares outstanding.

See notes to financial statements.

32    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class R3 Shares:	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$23.73	$36.18	$26.58	$22.88	$18.28
Income from investment operations:
Net investment income (loss)	0.20	0.33	0.23	0.33	0.21
Net realized and unrealized gain (loss) on investments	0.23	(9.63)	10.26	3.97	4.63

Total from investment operations	0.43	(9.30)	10.49	4.30	4.84

Less dividends from:
Net investment income	(0.20)	(0.27)	(0.24)	(0.20)	(0.24)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.20)	(3.15)	(0.89)	(0.60)	(0.24)

Change in net asset value	0.23	(12.45)	9.60	3.70	4.60

NET ASSET VALUE, end of year	$23.96	$23.73	$36.18	$26.58	$22.88

RATIOS/SUPPLEMENTAL DATA

Total return (%)	1.96	(27.90)	40.43	19.15	26.54
Ratios to average net assets:
Net investment income (loss) (%)	1.02	1.07	0.75	1.29	0.99
Expenses, after expense reductions (%)	1.45	1.45	1.45	1.45	1.45
Expenses, after expense reductions and net of custody credits (%)	1.45	1.45	1.45	1.45	1.45
Expenses, before expense reductions (%)	1.64	1.62	1.61	1.61	1.72

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of year (thousands)	$1,042,248	$902,150	$984,587	$445,081	$118,436

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report     33

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class R4 Shares:	Year Ended Sept. 30,		Period Ended Sept. 30,
	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$23.60	$36.02	$28.86

Income from investment operations:
Net investment income (loss)	0.26	0.44	0.09
Net realized and unrealized gain (loss) on investments	0.21	(9.62)	7.36

Total from investment operations	0.47	(9.18)	7.45

Less dividends from:
Net investment income	(0.25)	(0.36)	(0.29)
Net realized gains	—	(2.88)	—
Total dividends	(0.25)	(3.24)	(0.29)

Change in net asset value	0.22	(12.42)	7.16

NET ASSET VALUE, end of period	$23.82	$23.60	$36.02

RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	2.16	(27.73)	25.90
Ratios to average net assets:
Net investment income (loss) (%)	1.29	1.51	0.42	(c)
Expenses, after expense reductions (%)	1.25	1.25	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25	1.25	1.25	(c)
Expenses, before expense reductions (%)	1.50	1.40	1.70	(c)

Portfolio turnover rate (%)	32.76	27.31	64.77

Net assets at end of period (thousands)	$522,363	$231,960	$39,217

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class R5 Shares:	Year Ended September 30,				Period Ended Sept. 30,
	2009	2008	2007	2006	2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$24.14	$36.74	$26.97	$23.18	$20.37

Income from investment operations:
Net investment income (loss)	0.30	0.50	0.43	0.45	0.16
Net realized and unrealized gain (loss) on investments	0.23	(9.81)	10.39	4.03	2.84

Total from investment operations	0.53	(9.31)	10.82	4.48	3.00

Less dividends from:
Net investment income	(0.29)	(0.41)	(0.40)	(0.29)	(0.19)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.29)	(3.29)	(1.05)	(0.69)	(0.19)

Change in net asset value	0.24	(12.60)	9.77	3.79	2.81

NET ASSET VALUE, end of period	$24.38	$24.14	$36.74	$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.40	(27.54)	41.13	19.72	14.72
Ratios to average net assets:
Net investment income (loss) (%)	1.51	1.65	1.33	1.76	1.10	(c)
Expenses, after expense reductions (%)	0.99	0.99	0.94	0.95	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.94	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.08	1.01	0.95	0.96	2.13	(c)

Portfolio turnover rate (%)	32.76	27.31	64.77	36.58	34.17

Net assets at end of period (thousands)	$1,414,122	$944,582	$450,944	$48,699	$14,458

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report     35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

36    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,417.00	$7.88
Hypothetical*	$1,000.00	$1,018.55	$6.58

Class B Shares
Actual	$1,000.00	$1,411.70	$12.73
Hypothetical*	$1,000.00	$1,014.51	$10.63

Class C Shares
Actual	$1,000.00	$1,412.10	$12.25
Hypothetical*	$1,000.00	$1,014.91	$10.23

Class I Shares
Actual	$1,000.00	$1,420.20	$5.47
Hypothetical*	$1,000.00	$1,020.55	$4.57

Class R3 Shares
Actual	$1,000.00	$1,416.50	$8.76
Hypothetical*	$1,000.00	$1,017.82	$7.31

Class R4 Shares
Actual	$1,000.00	$1,418.10	$7.58
Hypothetical*	$1,000.00	$1,018.80	$6.33

Class R5 Shares
Actual	$1,000.00	$1,418.60	$6.27
Hypothetical*	$1,000.00	$1,019.88	$5.24

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; B: 2.11%; C: 2.03%; I: 0.90%; R3: 1.45%; R4: 1.25%; R5: 1.03%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    37

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	-2.56%	8.36%	8.80%	8.63%
B Shares (Incep: 4/3/00)	-3.76%	8.22%	—	5.42%
C Shares (Incep: 5/28/98)	0.31%	8.58%	8.44%	8.18%
I Shares (Incep: 3/30/01)	2.46%	9.82%	—	8.72%
R3 Shares (Incep: 7/1/03)	1.96%	9.25%	—	12.55%
R4 Shares (Incep: 2/1/07)	2.16%	—	—	-2.71%
R5 Shares (Incep: 2/1/05)	2.40%	—	—	8.11%
MSCI EAFE Index (Since 5/28/98)	3.23%	6.07%	2.55%	3.37%

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, market capitalization weighted index and is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

38    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

40    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report     41

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg International Value Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2009, foreign taxes paid and foreign source income is $30,730,753 and $308,931,255, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the annual evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of this information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

42    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2009 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s investment performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of “foreign large blend” mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) a measure of expected earnings per share, and comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s lower investment return for the most recent three months relative to two broad based securities indices and the category of foreign large blend equity mutual funds selected by the independent analyst firm, and a lower return relative to one of the indices for the year-to-date ended with the second quarter of the current year. The Trustees also noted that the Fund’s investment returns had generally met or exceeded reasonable expectations over multi-year periods, given the investment objectives of the Fund. The quantitative data presented also demonstrated to the Trustees that the Fund’s investment returns exceeded the returns of the indices in most of the last eight calendar years (notwithstanding that the Fund’s returns are net of expenses and the returns of the indices do not reflect payment of any expenses) and also exceeded the average returns of the category in all of the most recent eight calendar years, and that the Fund’s returns fell close to the top quartile of the category for the year-to-date ended with the second quarter of the current year and within or close to the top decile of the category for the one-year, three-year and five-year periods. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark Morgan Stanley Capital International Europe, Australasia and Far East Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was somewhat lower than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio also was somewhat lower than the median and average expense ratios for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report     43

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

44    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH078

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Core Growth Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Core Growth Fund

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Equity Duration – A measure of the sensitivity of a stock’s price to changes in interest rates. The price of a long-duration stock has greater sensitivity to changes in interest rates compared to short-duration stocks because a greater piece of their value is derived from future profits.

Estimated EPS Growth – The estimated growth in earnings per share (EPS) over a given time period. For example, estimated EPS growth for a single year would be calculated as: [(estimated earnings for the upcoming year - current earnings) x 100] divided by current earnings.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Alexander M.V. Motola, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.65%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	1.87%	-5.97%	4.96%	1.71%
With sales charge	-2.72%	-7.40%	4.00%	1.17%
Russell 3000 Growth Index
(Since 12/27/00)	-2.19%	-2.51%	1.96%	-2.50%

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Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/09

Top Contributors	Top Detractors
priceline.com, Inc.	Guess?, Inc.
Goldman Sachs Group, Inc.	VistaPrint N.V.
Starent Networks Corp.	Bare Escentuals, Inc.
SBA Communications Corp.	Electronic Arts, Inc.
SVB Financial Group	Celgene Corp.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/09

Portfolio P/E Trailing 12-months*	23.3x

Portfolio Price to Cash Flow*	10.1x

Portfolio Price to Book Value*	3.2x

Median Market Cap*	$5.5 B

7-Year Beta (A Shares vs. Russell 3K G)* 1.18

Number of Companies	38

*	Source: FactSet

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Thornburg Core Growth Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders Alexander M.V. Motola, CFA Portfolio Manager

October 21, 2009

Dear Fellow Shareholder:

I sat down to write last year’s shareholder letter in the immediate aftermath of Lehman’s demise, when there was massive and omnipresent fear regarding the global economy. There was also no confidence in a successful bailout, either. Over the course of the preceding twelve months, many interesting things have happened.

The market ended one of the most tumultuous years in financial history modestly negative while our Fund modestly increased in value over the trailing twelve months. The key themes from the 2008 shareholder letter were uncertainty, discipline and flexibility in investing, and the “cheapness” of stocks. Some of the lost value has been recaptured, but there are still opportunistic areas in which to invest.

For the fiscal year ended September 30, 2009, the Thornburg Core Growth Fund generated respectable absolute and relative performance. On September 30, 2008, the net asset value (NAV) for the Class A shares was $13.36. As of the end of this fiscal year, the Fund’s NAV was $13.61. The Fund’s Class A shares outperformed their benchmark with a total return of positive 1.87% over that period at NAV. The Russell 3000 Growth Index returned negative 2.19% for the year ended September 30, 2009. For comparative purposes, the S&P 500 Index’s return over the same period was negative 6.91%, including dividends.

The market has been a perilous place for growth investors. Long duration stocks were crushed last year and professional investors became increasingly cautious as 2008 concluded and we moved into 2009. By March 9th the S&P 500 Index was off almost 25% year-to-date, and our benchmark (the Russell 3000 Growth Index) was, at negative 18%, not doing much better. The failure of the market to rally into 2009 convinced many that an ultraconservative posture was best.

In the Thornburg Core Growth Fund, we did not get extraordinarily defensive; we did what we always do: seek out promising growth companies. Although I believe some investors mistakenly believed we did alter our style, since our portfolio outperformed the market through March 9th and then expanded its lead during the rally, this performance is not a result of market timing or material adjustments to our beta.

Certified Annual Report    7

Letter to Shareholders

Continued

I wrote last year that, “Discipline is a central tenet to investing. While I don’t agree, I can understand the argument that, in our management of the Fund, we are not extremely disciplined in our approach because our mandate is so broad and our analytical approach is so flexible. But we are disciplined. We apply our approach consistently and we evolve our process gradually over time as we learn and as the market changes.” One of those disciplines that we follow is our basket structure to manage market exposure within the portfolio.

Before I discuss our application of the basket structure, I want to briefly discuss how it came to be that we use the baskets in the first place. Bill Fries came to Thornburg in 1995 to start the Thornburg Value Fund – our first equity product. The firm’s culture was (and remains) deeply rooted in searching for value. However, Bill did not want to be constrained to just buying cheap companies – he wanted to be able to buy promising companies as well. So, the Value Fund, and the International Value Fund after it, used three baskets to manage market exposure and to diversify the portfolio by buying different types of stocks.

When we launched the Core Growth Fund in late 2000, we adopted this structure, but modified it to apply to the growth stock universe. Over the past nine years, we have targeted about one-third of the portfolio in each basket: Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies. The baskets are relevant to any discussion covering the last two years for several reasons.

•

Growth Industry Leaders are companies that maintain strong share positions or gain share in industries that are growing faster than the economy as a whole. In our portfolio, stocks such as Microsoft, Google, and Visa fall into this category. As you might expect, this basket did relatively well in 2008, as well as 2009.

•

Consistent Growth Companies are more defensive in nature. They are defined by having diversified businesses or recurring revenue models. Many of these companies generally have some leverage, generate a lot of cash, have higher capital returns, and benefit from stable margins. In our portfolio, Consistent Growth Companies include Express Scripts, Fiserv, Talecris, and DIRECTV. This part of the portfolio should have outperformed the market last year, but did not. Part of this was due to poor stock selection and some was due to the nature of the financial crisis and how it impacted the market. Clearly, indebted companies, regardless of their cash generation capability, were out of favor in 2008. In recovery, these companies have generated positive returns, but have not materially outperformed.

•

The Emerging Growth Company basket has been the star thus far in 2009. To us, Emerging Growth Companies are companies that enjoy high rates of growth and by our judgement have particular advantages in their marketplaces – it can be a marketing or brand advantage, a better technology, or the best management. Many of these companies have a narrow product offering or compete in a niche area of the market. In some cases, we are hopeful that they can “grow up” to be Growth Industry Leaders – as long-time holding Gilead Sciences did.

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Theoretically, Growth Industry Leaders are good stocks to own most of the time. Consistent Growers provide defense in turbulent markets, and Emerging Growth Companies, while carrying a higher risk profile, historically have done well for our shareholders in rising markets. Our goal is to pick the best stocks we can find for each basket. Although we always consider a range of macroeconomic outcomes and how those will impact both individual holdings and the portfolio as a whole, we never try to predict what “the market” is going to do – except assume that over a very long time horizon it will trend upwards.

The basket structure is important because we seek to invest approximately a third of the portfolio in each category. During the fourth calendar quarter of 2008, we were buying several stocks into our most underweighted basket – Emerging Growth Companies. New purchases included Starent Networks, SBA Communications, FLIR Systems, and Las Vegas Sands. Other securities were purchased as well, but most fell into this category. At the time these stocks were purchased, we – and the rest of the world – were trying to figure what would happen to the U.S. consumer, the global economy, and the financial infrastructure. We were fearful. We considered the potential impacts of rising taxes, health care reform, the stimulus plans globally, and the ramifications of Lehman’s bankruptcy. The basket structure told us to buy faster growing companies, and we believed that at some future point the portfolio would benefit by having done so. So we did.

Oddly, considering the bleak market conditions in the first quarter of 2009, both Starent and SBA Communications performed strongly to become top 10 contributors during that quarter. From the March 20, 2009 lows to the end of the Fund’s fiscal year, the basket structure continued to ensure that we maintained our approach and discipline and helped us buy emerging growth stocks for our shareholders.

I would like to also highlight the increasing involvement of the other members of the team that are responsible for running the Core Growth Fund. Since the last letter, both Greg Dunn and Tim Cunningham have been promoted to the position of Associate Portfolio Manager. Tim and Greg, working as analysts, have done great research over the past several years and will continue to focus their efforts on finding the best possible names for inclusion into the portfolio.

We have and will continue to use our basket structure to help in our goal of long-term growth of capital. Recognizing that we may at times tread in treacherous waters, we keep your portfolio focused in a limited number of holdings in order to build the most favorable risk/reward portfolio that we can.

Over time, we believe we have delivered on our goal, despite difficult market periods. We launched the Fund nearly nine years ago as the internet bubble was in the process of imploding, and over that time we have outperformed (from inception to September 30, 2009, Class A shares at NAV) the Russell 3000 Growth Index by 421 basis points annualized.

Thornburg Investment Management has, over the past 27 years, built a very strong culture oriented around shareholder returns and service. Specific to how we invest, the culture has developed to prioritize security selection and risk management. Adherence to our core approach is reinforced by the culture and by the simple fact that every day I work with shareholders of the Core Growth Fund, who exist at all levels of our organization. Our firm-wide approach to

Certified Annual Report    9

Letter to Shareholders

Continued

investing is driven by three characteristics: having an intense focus on business fundamentals and valuation, being globally aware investors, and openly and proactively sharing investment information internally. Our culture has been an important part of our success historically, and we hope it will be in the future as well.

Our motto is “Strategies for Building Real Wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term, after-tax returns while managing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2009

TOP TEN HOLDINGS

As of 9/30/09

Microsoft Corp.	4.1%	DIRECTV Group, Inc.	3.3%

Gilead Sciences, Inc.	4.1%	Goldman Sachs Group, Inc.	3.1%

Amdocs Ltd.	3.6%	Charles Schwab Corp.	3.0%

Qualcomm, Inc.	3.4%	Equinix, Inc.	3.0%

SVB Financial Group	3.3%	Amedisys, Inc.	3.0%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Software & Services	26.9%	Energy	4.0%

Technology Hardware & Equipment	10.4%	Banks	3.3%

Health Care Equipment & Services	9.3%	Materials	2.7%

Pharmaceuticals, Biotechnology & Life Sciences	8.5%	Retailing	2.5%

Diversified Financials	8.3%	Semiconductors & Semiconductor Equipment	2.4%

Consumer Services	6.9%	Food, Beverage & Tobacco	2.3%

Telecommunication Services	5.0%	Utilities	0.3%

Media	4.5%	Other Assets & Cash Equivalents	2.7%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09 (% of equity holdings)

United States	86.8%	Canada	2.8%

United Kingdom	5.8%	China	1.3%

Mexico	3.0%	Philippines	0.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.35%

BANKS — 3.25%
COMMERCIAL BANKS — 3.25%
[a]SVB Financial Group	1,241,373	$53,714,210

		53,714,210

CONSUMER SERVICES — 6.93%
DIVERSIFIED CONSUMER SERVICES — 4.62%
[a]Coinstar, Inc.	1,271,440	41,932,091
[a]Grand Canyon Education, Inc.	1,928,900	34,392,287

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value
HOTELS, RESTAURANTS & LEISURE — 2.31%
[a]Las Vegas Sands Corp.	2,258,105	$38,026,488

		114,350,866

DIVERSIFIED FINANCIALS — 8.32%
CAPITAL MARKETS — 8.32%
[a]Affiliated Managers Group, Inc.	543,589	35,338,721
Charles Schwab Corp.	2,624,000	50,249,600
Goldman Sachs Group, Inc.	280,925	51,788,524

		137,376,845

ENERGY — 3.95%
OIL, GAS & CONSUMABLE FUELS — 3.95%
[a]Continental Resources, Inc.	709,300	27,783,281
XTO Energy, Inc.	907,600	37,502,032

		65,285,313

FOOD, BEVERAGE & TOBACCO — 2.34%
BEVERAGES — 2.34%
[a]Hansen Natural Corp.	1,050,205	38,584,532

		38,584,532

HEALTH CARE EQUIPMENT & SERVICES — 9.34%
HEALTH CARE PROVIDERS & SERVICES — 9.34%
[a]Amedisys, Inc.	1,145,900	49,995,617
[a]Community Health Systems, Inc.	549,454	17,544,066
[a]Express Scripts, Inc.	631,300	48,976,254
[a]VCA Antech, Inc.	1,399,203	37,624,569

		154,140,506

MATERIALS — 2.67%
CHEMICALS — 2.67%
Ecolab, Inc.	954,189	44,112,157

		44,112,157

MEDIA — 4.52%
MEDIA — 4.52%
[a,b]Airmedia Group, Inc. ADR	2,848,627	20,937,408
[a]DIRECTV Group, Inc.	1,947,341	53,707,665

		74,645,073

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.50%
BIOTECHNOLOGY — 8.50%
[a]Alexion Pharmaceuticals, Inc.	847,019	37,726,226
[a]Gilead Sciences, Inc.	1,455,960	67,818,617
[a]Talecris Biotherapeutics Holdings Corp.	1,835,500	34,874,500

		140,419,343

RETAILING — 2.48%
INTERNET & CATALOG RETAIL — 2.48%
[a]priceline.com, Inc.	246,444	40,865,344

		40,865,344

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.39%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.39%
[a]ON Semiconductor Corp.	4,791,998	$39,533,984

		39,533,984

SOFTWARE & SERVICES — 26.94%
INFORMATION TECHNOLOGY SERVICES — 12.19%
[a]Amdocs Ltd.	2,223,106	59,757,089
[a]Fiserv, Inc.	1,007,640	48,568,248
Visa, Inc.	648,556	44,821,705
Western Union Co.	2,541,037	48,076,420
INTERNET SOFTWARE & SERVICES — 7.79%
[a]Equinix, Inc.	544,014	50,049,288
[a]Google, Inc.	90,205	44,728,149
[a]Telecity Group plc	6,629,100	33,891,180
SOFTWARE — 6.96%
Microsoft Corp.	2,627,638	68,029,548
[a]Rovi Corp.	1,398,243	46,980,965

		444,902,592

TECHNOLOGY HARDWARE & EQUIPMENT — 10.41%
COMMUNICATIONS EQUIPMENT — 6.12%
Qualcomm, Inc.	1,252,900	56,355,442
[a]Research In Motion Ltd.	662,338	44,740,932
COMPUTERS & PERIPHERALS — 1.82%
[a]STEC, Inc.	1,020,510	29,992,789
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.47%
[a]FLIR Systems, Inc.	1,459,352	40,818,075

		171,907,238

TELECOMMUNICATION SERVICES — 5.05%
WIRELESS TELECOMMUNICATION SERVICES — 5.05%
América Móvil SAB de C.V.	21,837,600	47,810,704
[a]Leap Wireless International, Inc.	1,816,683	35,516,153

		83,326,857

UTILITIES — 0.26%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.26%
PNOC Energy Development Corp.	43,265,903	4,291,890

		4,291,890

TOTAL COMMON STOCK (Cost $1,348,866,323)		1,607,456,750

SHORT TERM INVESTMENTS — 5.41%
Brown-Forman Corp., 0.16%, 10/1/2009	$25,000,000	25,000,000
California State, put 10/7/2009 (LOC: Bank of America) (weekly demand notes), 0.28%, 5/1/2040	800,000	800,000
Clark County School District GO, put 10/1/2009 (Insured: FSA/ SPA: Bayerische Landesbank) (daily demand notes), 0.34%, 6/15/2021	6,880,000	6,880,000
Devon Energy Corp., 0.20%, 10/1/2009	39,000,000	39,000,000
Maryland State Health & Higher Educational Facilities Authority, put 10/1/2009 (Insured: Suntrust Bank) (daily demand notes), 0.41%, 7/1/2041	2,500,000	2,500,000

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value
Maryland State Health & Higher Educational Facilities, put 10/7/2009 (Univ. of Maryland Medical; LOC: Bank of America) (weekly demand notes), 0.32%, 7/1/2034	$2,000,000	$2,000,000
New York City Municipal Water Finance Authority, put 10/1/2009 (SPA: Dexia Credit Local) (daily demand notes), 0.35%, 6/15/2033	3,200,000	3,200,000
Oneok, Inc., 0.30%, 10/2/2009	10,000,000	9,999,917

TOTAL SHORT TERM INVESTMENTS (Cost $89,379,917)		89,379,917

TOTAL INVESTMENTS — 102.76% (Cost $1,438,246,240)		$1,696,836,667

LIABILITIES NET OF OTHER ASSETS — (2.76)%		(45,532,171)

NET ASSETS — 100.00%		$1,651,304,496

Footnote Legend

a	Non-income producing
b	Investment in Affiliates – Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sep 30, 2008	Gross Additions	Gross Reductions	Shares at September 30, 2009	Market Value September 30, 2009			Dividend Income
Airmedia Group, Inc. ADR	2,938,927	464,700	555,000	2,848,627	$		*	$—
ATP Oil & Gas Corp.	2,213,652	—	2,213,652	—		—		—

					$		*	$—

*	Issuers not affiliated as of September 30, 2009.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2009

ASSETS
Investments at value (Cost $1,438,246,240) (Note 2)	$1,696,836,667
Cash	532,347
Receivable for investments sold	311,805
Receivable for fund shares sold	2,765,022
Unrealized appreciation on forward currency contracts (Note 7)	400,207
Dividends receivable	247,036
Interest receivable	3,007
Prepaid expenses and other assets	36,545

Total Assets	1,701,132,636

LIABILITIES
Payable for securities purchased	40,134,038
Payable for fund shares redeemed	6,795,580
Unrealized depreciation on forward currency contracts (Note 7)	443,400
Payable to investment advisor and other affiliates (Note 3)	1,590,501
Accounts payable and accrued expenses	864,621

Total Liabilities	49,828,140

NET ASSETS	$1,651,304,496

NET ASSETS CONSIST OF:
Net investment loss	$(102,236)
Net unrealized appreciation on investments	258,548,755
Accumulated net realized gain (loss)	(1,032,319,271)
Net capital paid in on shares of beneficial interest	2,425,177,248

$1,651,304,496

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($511,065,343 applicable to 37,539,395 shares of beneficial interest outstanding - Note 4)	$13.61

Maximum sales charge, 4.50% of offering price	0.64

Maximum offering price per share	$14.25

Class C Shares:
Net asset value and offering price per share * ($289,223,793 applicable to 22,839,600 shares of beneficial interest outstanding - Note 4)	$12.66

Class I Shares:
Net asset value, offering and redemption price per share ($218,299,525 applicable to 15,553,297 shares of beneficial interest outstanding - Note 4)	$14.04

Class R3 Shares:
Net asset value, offering and redemption price per share ($278,576,251 applicable to 20,452,523 shares of beneficial interest outstanding - Note 4)	$13.62

Class R4 Shares:
Net asset value, offering and redemption price per share ($30,871,185 applicable to 2,264,667 shares of beneficial interest outstanding - Note 4)	$13.63

Class R5 Shares:
Net asset value, offering and redemption price per share ($323,268,399 applicable to 23,052,216 shares of beneficial interest outstanding - Note 4)	$14.02

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $223,666)	$8,664,590
Interest income	403,678

Total Income	9,068,268

EXPENSES:
Investment advisory fees (Note 3)	11,312,104
Administration fees (Note 3)
Class A Shares	575,686
Class C Shares	319,266
Class I Shares	99,348
Class R3 Shares	278,722
Class R4 Shares	22,385
Class R5 Shares	104,276
Distribution and service fees (Note 3)
Class A Shares	1,148,795
Class C Shares	2,550,651
Class R3 Shares	1,114,835
Class R4 Shares	44,754
Transfer agent fees
Class A Shares	1,102,736
Class C Shares	636,795
Class I Shares	288,770
Class R3 Shares	570,900
Class R4 Shares	86,369
Class R5 Shares	700,424
Registration and filing fees
Class A Shares	34,786
Class C Shares	27,248
Class I Shares	25,583
Class R3 Shares	18,528
Class R4 Shares	19,803
Class R5 Shares	24,787
Custodian fees (Note 3)	242,390
Professional fees	80,840
Accounting fees	77,200
Trustee fees	45,060
Other expenses	136,906

Total Expenses	21,689,947
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,527,176)
Fees paid indirectly (Note 3)	(4,695)

Net Expenses	20,158,076

Net Investment Loss	$(11,089,808)

Certified Annual Report    17

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(634,770,036)
Non-controlled affiliated issuers	(88,141,956)
Forward currency contracts (Note 7)	1,305,009
Foreign currency transactions	(1,065,101)

(722,672,084)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	584,079,187
Non-controlled affiliated issuers	57,296,899
Forward currency contracts (Note 7)	(932,105)
Foreign currency translations	1,521

640,445,502

Net Realized and Unrealized Loss	(82,226,582)

Net Decrease in Net Assets Resulting From Operations	$(93,316,390)

See notes to financial statements.

18    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(11,089,808)	$(19,529,732)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(722,672,084)	(311,125,361)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	640,445,502	(955,488,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	(93,316,390)	(1,286,143,716)

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(868,507)
Class C Shares	—	(412,872)
Class I Shares	—	(352,383)
Class R3 Shares	—	(247,109)
Class R4 Shares	—	(4,219)
Class R5 Shares	—	(106,648)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(181,036,761)	(210,044,230)
Class C Shares	(73,693,439)	(29,193,088)
Class I Shares	(97,505,210)	(68,000,355)
Class R3 Shares	(10,832,300)	35,651,603
Class R4 Shares	8,821,947	25,878,562
Class R5 Shares	66,956,015	213,479,491

Net Decrease in Net Assets	(380,606,138)	(1,320,363,471)

NET ASSETS:
Beginning of Year	2,031,910,634	3,352,274,105

End of Year	$1,651,304,496	$2,031,910,634

See notes to financial statements.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,607,456,750	$1,572,582,250	$34,874,500	$—
Short Term Investments	89,379,917	—	89,379,917	—

Total Investments in Securities	$1,696,836,667	$1,572,582,250	$124,254,417	$—

Other Financial Instruments**
Forward Currency Contracts	$400,207	$—	$400,207	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(443,400)	$—	$(443,400)	$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 11 for further detail.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $67,530 for Class A shares, $214,506 for Class I shares, $589,481 for Class R3 shares, $77,253 for Class R4 shares, and $578,406 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $38,772 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $60,126 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $4,695.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,126,775	$96,741,227	26,809,564	$495,189,261
Shares issued to shareholders in reinvestment of dividends	—	—	40,087	785,693
Shares repurchased	(26,846,401)	(277,785,984)	(42,528,073)	(706,046,372)
Redemption fees received*	—	7,996	—	27,188

Net Increase (Decrease)	(17,719,626)	$(181,036,761)	(15,678,422)	$(210,044,230)

Class C Shares
Shares sold	2,808,141	$28,136,349	8,646,972	$152,462,922
Shares issued to shareholders in reinvestment of dividends	—	—	16,338	302,087
Shares repurchased	(10,711,900)	(101,834,215)	(11,861,766)	(181,970,668)
Redemption fees received*	—	4,427	—	12,571

Net Increase (Decrease)	(7,903,759)	$(73,693,439)	(3,198,456)	$(29,193,088)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	4,198,353	$47,389,356	15,461,535	$279,059,846
Shares issued to shareholders in reinvestment of dividends	—	—	14,035	281,124
Shares repurchased	(13,922,964)	(144,898,258)	(20,541,257)	(347,352,869)
Redemption fees received*	—	3,692	—	11,544

Net Increase (Decrease)	(9,724,611)	$(97,505,210)	(5,065,687)	$(68,000,355)

Class R3 Shares
Shares sold	6,870,209	$74,934,313	12,855,510	$228,947,293
Shares issued to shareholders in reinvestment of dividends	—	—	12,192	239,334
Shares repurchased	(8,069,388)	(85,770,165)	(11,177,709)	(193,542,866)
Redemption fees received*	—	3,552	—	7,842

Net Increase (Decrease)	(1,199,179)	$(10,832,300)	1,689,993	$35,651,603

Class R4 Shares
Shares sold	1,420,248	$16,469,736	1,828,792	$32,886,157
Shares issued to shareholders in reinvestment of dividends	—	—	176	3,449
Shares repurchased	(729,912)	(7,648,053)	(423,841)	(7,011,429)
Redemption fees received*	—	264	—	385

Net Increase (Decrease)	690,336	$8,821,947	1,405,127	$25,878,562

Class R5 Shares
Shares sold	14,249,535	$178,677,744	16,258,681	$304,900,695
Shares issued to shareholders in reinvestment of dividends	—	—	4,768	95,440
Shares repurchased	(9,543,854)	(111,724,983)	(5,390,743)	(91,522,347)
Redemption fees received*	—	3,254	—	5,703

Net Increase (Decrease)	4,705,681	$66,956,015	10,872,706	$213,479,491

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,148,994,922 and $1,433,339,518, respectively.

NOTE 6 – INCOME TAXES.

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,446,830,254

Gross unrealized appreciation on a tax basis	$328,711,259
Gross unrealized depreciation on a tax basis	(78,704,846)

Net unrealized appreciation (depreciation) on investments (tax basis)	$250,006,413

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

At September 30, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $102,236 and $363,580,663, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$10,083,359
2017	650,071,235

$660,154,594

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $12,622,609, decreased accumulated net realized investment loss by $1,065,101, and decreased net investment loss by $11,557,508. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from nondeductible net operating loss and foreign currency losses.

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Capital gains	$—	$1,991,738

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	Sell	1,200,000,000	12/11/2009	$25,136,537	$—	$(435,014)
Philippine Peso	Buy	42,300,000	12/11/2009	886,063	12,457	—
Philippine Peso	Buy	55,700,000	12/11/2009	1,166,754	16,166	—
Philippine Peso	Buy	100,000,000	12/11/2009	2,094,711	18,731	—
Philippine Peso	Buy	55,000,000	12/11/2009	1,152,091	21,102	—
Philippine Peso	Buy	92,700,000	12/11/2009	1,941,797	37,525	—
Philippine Peso	Buy	73,110,000	12/11/2009	1,531,444	45,468	—
Philippine Peso	Buy	58,600,000	12/11/2009	1,227,501	33,532	—
Philippine Peso	Buy	116,100,000	12/11/2009	2,431,960	43,071	—
Philippine Peso	Buy	65,672,000	12/11/2009	1,375,639	—	(8,386)
Philippine Peso	Buy	106,490,000	12/11/2009	2,230,658	34,988	—
Philippine Peso	Buy	80,000,000	12/11/2009	1,675,769	49,753	—
Philippine Peso	Buy	85,000,000	12/11/2009	1,780,505	58,811	—
Philippine Peso	Buy	51,100,000	12/11/2009	1,070,398	28,603	—

Total				$45,701,827	$400,207	$(443,400)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2009

Asset Derivatives

	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$400,207

Liability Derivatives

	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(443,400)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund's Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts

Foreign exchange contracts	$1,305,009	$1,305,009

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts

Foreign exchange contracts	$(932,105)	$(932,105)

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	Year Ended September 30,
Class A Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$13.36	$20.72	$16.38	$14.21	$10.87

Income from investment operations:
Net investment income (loss)	(0.09)	(0.10)	(0.15)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.34	(7.25)	4.49	2.54	3.48
Total from investment operations	0.25	(7.35)	4.34	2.40	3.34

Redemption fees added to paid in capital	—	—	—	0.01	—

Less dividends from:
Net realized gains	—	(0.01)	—	(0.24)	—

Change in net asset value	0.25	(7.36)	4.34	2.17	3.34

NET ASSET VALUE, end of year	$13.61	$13.36	$20.72	$16.38	$14.21

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	1.87	(35.48)	26.50	17.20	30.73
Ratios to average net assets:
Net investment income (loss) (%)	(0.81)	(0.58)	(0.78)	(0.86)	(1.14)
Expenses, after expense reductions (%)	1.48	1.38	1.37	1.48	1.60
Expenses, after expense reductions and net of custody credits (%)	1.48	1.38	1.36	1.46	1.57
Expenses, before expense reductions (%)	1.49	1.38	1.37	1.48	1.60

Portfolio turnover rate (%)	82.86	79.73	82.37	98.00	115.37

Net assets at end of year (thousands)	$511,065	$738,457	$1,470,020	$502,345	$110,836

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
Class C Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$12.53	$19.57	$15.59	$13.63	$10.51

Income from investment operations:
Net investment income (loss)	(0.16)	(0.22)	(0.28)	(0.24)	(0.23)
Net realized and unrealized gain (loss) on investments	0.29	(6.81)	4.26	2.43	3.35
Total from investment operations	0.13	(7.03)	3.98	2.19	3.12

Redemption fees added to paid in capital	—	—	—	0.01	—

Less dividends from:
Net realized gains	—	(0.01)	—	(0.24)	—

Change in net asset value	0.13	(7.04)	3.98	1.96	3.12

NET ASSET VALUE, end of year	$12.66	$12.53	$19.57	$15.59	$13.63

RATIOS/SUPPLEMENTAL DATA

Total return (%)	1.04	(35.93)	25.53	16.38	29.69
Ratios to average net assets:
Net investment income (loss) (%)	(1.59)	(1.34)	(1.53)	(1.63)	(1.91)
Expenses, after expense reductions (%)	2.26	2.13	2.12	2.25	2.37
Expenses, after expense reductions and net of custody credits (%)	2.26	2.13	2.11	2.23	2.34
Expenses, before expense reductions (%)	2.26	2.13	2.12	2.25	2.37

Portfolio turnover rate (%)	82.86	79.73	82.37	98.00	115.37

Net assets at end of year (thousands)	$289,224	$385,110	$664,252	$187,180	$41,737

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
Class I Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$13.71	$21.16	$16.66	$14.37	$10.93

Income from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.08)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.36	(7.41)	4.58	2.58	3.51
Total from investment operations	0.33	(7.44)	4.50	2.52	3.44

Redemption fees added to paid in capital	—	—	—	0.01	—

Less dividends from:
Net realized gains	—	(0.01)	—	(0.24)	—

Change in net asset value	0.33	(7.45)	4.50	2.29	3.44

NET ASSET VALUE, end of year	$14.04	$13.71	$21.16	$16.66	$14.37

RATIOS/SUPPLEMENTAL DATA

Total return (%)	2.41	(35.17)	27.01	17.85	31.47
Ratios to average net assets:
Net investment income (loss) (%)	(0.29)	(0.17)	(0.39)	(0.40)	(0.55)
Expenses, after expense reductions (%)	0.97	0.96	0.98	1.01	1.02
Expenses, after expense reductions and net of custody credits (%)	0.97	0.96	0.97	0.99	0.99
Expenses, before expense reductions (%)	1.08	0.96	0.98	1.10	1.15

Portfolio turnover rate (%)	82.86	79.73	82.37	98.00	115.37

Net assets at end of year (thousands)	$218,300	$346,497	$642,143	$188,422	$49,975

+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
Class R3 Shares:	2009	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$13.37	$20.75	$16.43	$14.26	$10.90

Income from investment operations:
Net investment income (loss)	(0.09)	(0.13)	(0.18)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.34	(7.24)	4.50	2.54	3.50
Total from investment operations	0.25	(7.37)	4.32	2.40	3.36

Redemption fees added to paid in capital	—	—	—	0.01	—

Less dividends from:
Net realized gains	—	(0.01)	—	(0.24)	—

Change in net asset value	0.25	(7.38)	4.32	2.17	3.36

NET ASSET VALUE, end of year	$13.62	$13.37	$20.75	$16.43	$14.26

RATIOS/SUPPLEMENTAL DATA

Total return (%)	1.87	(35.53)	26.29	17.14	30.83
Ratios to average net assets:
Net investment income (loss) (%)	(0.84)	(0.74)	(0.91)	(0.90)	(1.08)
Expenses, after expense reductions (%)	1.49	1.50	1.51	1.53	1.52
Expenses, after expense reductions and net of custody credits (%)	1.49	1.50	1.50	1.50	1.49
Expenses, before expense reductions (%)	1.76	1.72	1.64	1.73	3.56

Portfolio turnover rate (%)	82.86	79.73	82.37	98.00	115.37

Net assets at end of year (thousands)	$278,576	$289,500	$414,267	$90,167	$6,345

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended Sept. 30,		Period Ended Sept. 30
Class R4 Shares:	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.37	$20.73	$18.90

Income from investment operations:
Net investment income (loss)	(0.08)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	0.34	(7.22)	1.95
Total from investment operations	0.26	(7.35)	1.83

Less dividends from:
Net realized gains	—	(0.01)	—

Change in net asset value	0.26	(7.36)	1.83

NET ASSET VALUE, end of period	$13.63	$13.37	$20.73

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.94	(35.47)	9.68
Ratios to average net assets:
Net investment income (loss) (%)	(0.77)	(0.78)	(0.93	)(c)
Expenses, after expense reductions (%)	1.40	1.40	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	1.40	1.40	(c)
Expenses, before expense reductions (%)	1.83	1.73	8.74	(c)(d)

Portfolio turnover rate (%)	82.86	79.73	82.37

Net assets at end of period (thousands)	$30,871	$21,047	$3,508

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended Sept. 30,			Period Ended Sept. 30, 2006(a)
Class R5 Shares:	2009	2008	2007
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.70	$21.15	$16.65	$14.43

Income from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.36	(7.39)	4.57	2.51

Total from investment operations	0.32	(7.44)	4.50	2.45

Redemption fees added to paid in capital	—	—	—	0.01

Less dividends from:
Net realized gains	—	(0.01)	—	(0.24)

Change in net asset value	0.32	(7.45)	4.50	2.22

NET ASSET VALUE, end of period	$14.02	$13.70	$21.15	$16.65

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.34	(35.19)	27.03	17.29
Ratios to average net assets:
Net investment income (loss) (%)	(0.34)	(0.30)	(0.37)	(0.38	)(c)
Expenses, after expense reductions (%)	0.99	0.99	0.95	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.27	1.18	0.97	176.54	(c)(d)

Portfolio turnover rate (%)	82.86	79.73	82.37	98.00

Net assets at end of period (thousands)	$323,268	$251,299	$158,084	$45

(a)	Effective date of this class of shares was October 3, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,414.80	$8.23
Hypothetical*	$1,000.00	$1,018.25	$6.88

Class C Shares
Actual	$1,000.00	$1,409.80	$13.08
Hypothetical*	$1,000.00	$1,014.21	$10.93

Class I Shares
Actual	$1,000.00	$1,419.60	$5.81
Hypothetical*	$1,000.00	$1,020.27	$4.85

Class R3 Shares
Actual	$1,000.00	$1,414.30	$9.02
Hypothetical*	$1,000.00	$1,017.60	$7.54

Class R4 Shares
Actual	$1,000.00	$1,415.40	$8.48
Hypothetical*	$1,000.00	$1,018.05	$7.08

Class R5 Shares
Actual	$1,000.00	$1,417.60	$6.00
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; C: 2.17%; I: 0.96%; R3: 1.49%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	-2.72%	4.00%	1.17%
C Shares (Incep: 12/27/00)	0.04%	4.17%	0.88%
I Shares (Incep: 11/1/03)	2.41%	5.49%	4.73%
R3 Shares (Incep: 7/1/03)	1.87%	4.91%	6.06%
R4 Shares (Incep: 2/1/07)	1.94%	—	-11.54%
R5 Shares (Incep: 10/3/05)	2.34%	—	-0.30%
Russell 3000G Index (Since 12/27/00)	-2.19%	1.96%	-2.50%

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the annual evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide range of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to a category of growth-oriented mid-capitalization equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return had been lower in the most recent calendar year than the returns of the two indices and the average return of the mid-cap growth category of mutual funds selected by an independent mutual fund analyst firm. The Trustees also noted that the Fund’s investment returns had generally met reasonable expectations over the periods since the Fund’s inception, given the investment objectives of the Fund. The quantitative data presented also demonstrated to the Trustees that the Fund’s investment returns had exceeded the returns of each of the two indices in each of the seven calendar years preceding the most recent year (notwithstanding that the Fund’s performance is net of expenses and the performance of the indices does not reflect payment of any expenses) and also exceeded the average returns of the category in four of the preceding seven years, and that the Fund’s investment returns fell within the top decile of the category for the three-month, year-to-date and five-year periods ending with the second quarter of the current year, within the top quartile for the one-year period and at the median for the three-year period. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark Russell 3000 Growth Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees charged by the Advisor to the Fund, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth-oriented equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor was slightly higher than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio of the Fund was slightly higher than the median and average expense ratios for the same fund group, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2009 (Unaudited)

Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

42    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Strategies for Building Real Wealth

Thornburg International Growth Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

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You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index is a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – A unit equal to  1/100th of 1%. A 1% change = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Growth Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 2.00%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 35–50 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while managing downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	Since Incep
A Shares (Incep: 2/1/07)
Without sales charge	1.89%	-3.71%
With sales charge	-2.71%	-5.36%

MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	2.14%	-5.87%

4    This page is not part of the Annual Report.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/09

Top Contributors	Top Detractors
Baidu, Inc. (ADR)	EFG Eurobank Ergasias S.A.
Telecity Group plc	HHLA
BM&F Bovespa SA	EFG International AG
Research In Motion Ltd.	Nintendo Co. Ltd.
New Oriental Ed. & Tech. Group Inc. (ADR)	Cez A.S.
Source: FactSet

KEY PORTFOLIO ATTRIBUTES As of 9/30/09

Portfolio P/E Trailing 12-months*	20.4x

Portfolio Price to Cash Flow*	11.3x

Portfolio Price to Book Value*	3.1x

Median Market Cap*	$5.5 B

Number of Companies	38

* Source: FactSet

This page is not part of the Annual Report.    5

Thornburg International Growth Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 21, 2009

Dear Fellow Shareholder:

For the year ended September 30, 2009, the Thornburg International Growth Fund returned positive 1.89% for Class A shares at net asset value (NAV), slightly underperforming its benchmark, the MSCI AC World ex-US Growth Index, which returned positive 2.14%. On September 30, 2008 the NAV per Class A share of the Fund was $10.35 and it ended the fiscal year on September 30, 2009 with an NAV of $10.36. Investments in initial public offerings within the Fund contributed 1.32% to performance during the period.

It was a very volatile period for global markets. In the first month of the period alone, our benchmark was down 21.85%. Lows of the period were reached March 3, 2009, when our benchmark briefly touched levels it had not seen since 2003. The fiscal year-to-date return on the benchmark at that point was negative 38.54%. Sentiment was extremely low. The outlook was bleak. And if you didn’t believe the world was ending, stocks were cheap. From that low point, the benchmark has recovered 66.18% and the Thornburg International Growth Fund has recovered 72.38%.

The greatest danger of a volatile market is that we deviate from our process and philosophy. There are many examples of portfolio managers who have succumbed to the pressure to become more conservative during a market downturn only to miss out on the subsequent recovery, which is often sharp. The same phenomenon occurs during bull markets as managers respond to the pressure to get more aggressive just as the rally is topping out. We believe our process and philosophy help us avoid this pitfall. We do not position our portfolio from a top-down perspective, but rather, we build a portfolio from the bottom up with what we believe are promising growth stocks with attractive valuations. We take this approach regardless of market environment. The result is consistent, disciplined exposure to growth stocks for our shareholders. We attempt to ignore the noise of the overall market and focus on the prospects of individual stocks. Even in the worst environment there are companies with unique opportunities and competitive advantages that present compelling investment opportunities.

Another important part of our disciplined approach is the application of our basket structure. We assign each of the stocks in the portfolio to one of three baskets: Growth Industry Leader; Consistent Growth Company; or Emerging Growth Company. We loosely target a third of the portfolio exposed to each basket. The characteristics

Certified Annual Report    7

Letter to Shareholders,

Continued

of each basket are different. Growth Industry Leaders are companies with a leading position in an industry that is growing faster then the economy as a whole. Consistent Growth Companies are more defensive in nature with diversified business models or recurring revenue models. Emerging Growth Companies enjoy high rates of growth and by our judgement have particular advantages in their marketplaces.

Theoretically, Growth Industry Leaders are good stocks to own most of the time. Consistent Growers provide a defensive element in turbulent markets, and Emerging Growth Companies, while carrying a higher risk profile, tend to do very well for our shareholders in rising markets. Our goal is to pick the best stocks we can find for each basket. Although we always consider a range of macroeconomic outcomes and how those will impact both individual holdings and the portfolio as a whole, we never try to predict what “the market” is going to do – except to assume that over a very long time horizon, it will trend upwards.

Moving on to a brief look at performance drivers during the year:

Information technology was a sector where we found quite a bit of opportunity during the year. It was our largest sector weighting. Strong performers included Baidu, Telecity and Research in Motion. These companies are also a good reflection of the diverse nature of our exposure to technology in the portfolio. Baidu is a Chinese internet portal (the “Google” of China), Telecity is a British company that operates data centers throughout Europe, and Research in Motion is a Canadian company and a leader in the smartphone industry.

As the Thornburg International Growth Fund is built from the bottom up as opposed to the top down, other contributions came from a variety of sectors. We purchased top performer Banco ABC Brasil at the height of the credit crisis in November 2008, based on our analysis that the balance sheet was sound, funding sources were secure, and the depressed multiple was unwarranted. Actelion, a Swiss biotech stock, was purchased in April 2009 and performed strongly through the close of the fiscal year as the market showed greater recognition of the competitive position of its existing products and the exciting near-term opportunities in their pipeline.

What we did not own had both positive and negative impacts on the performance of the Fund. We had very little exposure to the utility and energy sectors, which were the worst performing sectors of our benchmark. We simply did not find compelling opportunities at the individual security level as we conducted our bottom-up process. On the negative side, we had no exposure to materials stocks during the year. Materials stocks are often driven by highly cyclical commodities. We are less comfortable owning stocks driven by the shifting macro-environmental factors than those where we can formulate a unique investment thesis and our own earnings power assumptions.

Thornburg Investment Management, Inc. has, over the past 27 years, built a very strong culture oriented around shareholder returns and service. Specific to how we invest, the culture has developed to prioritize security selection and risk management. Adherence to our core approach is reinforced by the culture and by the simple

8    Certified Annual Report

fact that every day I work with shareholders of the Thornburg International Growth Fund, who exist at all levels of our organization. Our firm-wide approach to investing is driven by three characteristics: having an intense focus on business fundamentals and valuation, being globally aware investors, and openly and proactively sharing investment information internally. Our culture has been an important part of our success historically, and we anticipate it will be in the future as well.

Our motto is “Strategies for Building Real Wealth.” We believe the Thornburg International Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of an asset allocation strategy. Our focus is on maximizing long-term after-tax returns while managing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2009

TOP TEN HOLDINGS

As of 9/30/09

Wynn Macau Ltd.	5.3%	Bayer AG	3.1%
Telefonica SA	3.7%	Actelion Ltd.	3.1%
Amdocs Ltd.	3.7%	Teva Pharmaceutical Industries Ltd. ADR	3.0%
Shanda Games Ltd. ADR	3.4%	Deutsche Börse AG	2.9%
America Movil SAB de C.V.	3.3%	Coca-Cola Hellenic Bottling Co. S.A.	2.8%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Software & Services	19.9%	Semiconductors & Semiconductor Equipment	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	16.0%	Banks	3.0%
Consumer Services	7.5%	Food, Beverage & Tobacco	2.8%
Diversified Financials	7.2%	Technology Hardware & Equipment	2.7%
Telecommunication Services	7.0%	Food & Staples Retailing	2.5%
Energy	6.4%	Utilities	0.3%
Media	6.3%	Other Assets & Cash Equivalents	9.3%
Commercial & Professional Services	4.8%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09 (percent of equity holdings)

China	12.9%	Greece	3.1%
Brazil	12.2%	Ireland	2.7%
United Kingdom	11.2%	Japan	2.6%
Germany	6.6%	Norway	2.6%
Hong Kong	5.8%	Australia	2.6%
Switzerland	5.8%	Denmark	2.5%
United States	5.2%	Taiwan	2.3%
Israel	5.2%	Russia	1.7%
Canada	4.4%	Turkey	1.4%
Spain	4.1%	Cyprus	1.1%
Mexico	3.7%	Philippines	0.3%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value
COMMON STOCK — 88.12%

BANKS — 3.00%
COMMERCIAL BANKS — 3.00%
Industrial & Commercial Bank of China Ltd.	1,787,000	$1,344,276
Marfin Popular Bank ADR	83,350	706,633

		2,050,909

COMMERCIAL & PROFESSIONAL SERVICES — 4.78%
PROFESSIONAL SERVICES — 4.78%
Experian plc	198,700	1,671,915
Seek Ltd.	327,465	1,591,781

		3,263,696

CONSUMER SERVICES — 7.46%
DIVERSIFIED CONSUMER SERVICES — 2.17%
[a] New Oriental Education & Technology Group, Inc. ADR	18,400	1,480,280
HOTELS, RESTAURANTS & LEISURE — 5.29%
[a,b] Wynn Macau Ltd.	2,781,643	3,618,233

		5,098,513

DIVERSIFIED FINANCIALS — 7.25%
DIVERSIFIED FINANCIAL SERVICES — 7.25%
Banco ABC Brasil S.A.	223,200	1,322,872
BM&F Bovespa SA	227,335	1,675,884
Deutsche Börse AG	23,900	1,953,300

		4,952,056

ENERGY — 6.41%
OIL, GAS & CONSUMABLE FUELS — 6.41%
[a] BPZ Resources, Inc.	179,380	1,348,938
OAO Gazprom ADR	46,000	1,069,500
Petroleo Brasileiro S.A. ADR	27,300	1,073,163
Tupras-Turkiye Petrol Rafinerileri A.S.	53,400	885,202

		4,376,803

FOOD & STAPLES RETAILING — 2.49%
FOOD & STAPLES RETAILING — 2.49%
Drogasil S.A.	134,000	1,701,851

		1,701,851

FOOD, BEVERAGE & TOBACCO — 2.79%
BEVERAGES — 2.79%
Coca-Cola Hellenic Bottling Co. S.A.	71,500	1,903,210

		1,903,210

MEDIA — 6.26%
MEDIA — 6.26%
[a] Airmedia Group, Inc. ADR	185,891	1,366,299
[a] Net Servicos de Comunicacao SA	150,800	1,754,340
RRsat Global Communications Network	89,211	1,150,822

		4,271,461

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 16.01%
BIOTECHNOLOGY — 3.07%
[a] Actelion Ltd.	33,800	$2,098,842
PHARMACEUTICALS — 12.94%
Bayer AG	30,700	2,127,190
Novo Nordisk A/S	24,800	1,552,727
[a] Pronova BioPharma AS	540,000	1,636,052
Roche Holding AG	9,100	1,470,858
Teva Pharmaceutical Industries Ltd. ADR	40,600	2,052,736

		10,938,405

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.31%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.31%
Arm Holdings plc	659,700	1,513,975
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	130,649	1,431,913

		2,945,888

SOFTWARE & SERVICES — 19.97%
INFORMATION TECHNOLOGY SERVICES — 3.65%
[a] Amdocs Ltd.	92,829	2,495,243
INTERNET SOFTWARE & SERVICES — 5.70%
[a] Baidu, Inc. ADR	3,750	1,466,438
[a] Open Text Corp.	24,100	899,653
[a] Telecity Group plc	299,400	1,530,678
SOFTWARE — 10.62%
Nintendo Co. Ltd.	6,400	1,639,837
Playtech Ltd.	223,700	1,379,975
[a] Shanda Games Ltd. ADR	200,000	2,340,000
[a] Solera Holdings, Inc.	60,900	1,894,599

		13,646,423

TECHNOLOGY HARDWARE & EQUIPMENT — 2.66%
COMMUNICATIONS EQUIPMENT — 2.66%
[a] Research In Motion Ltd.	26,900	1,817,095

		1,817,095

TELECOMMUNICATION SERVICES — 7.05%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.72%
Telefonica SA	92,000	2,538,413
WIRELESS TELECOMMUNICATION SERVICES — 3.33%
America Movil SAB de C.V.	1,040,800	2,278,702

		4,817,115

UTILITIES — 0.25%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.25%
PNOC Energy Development Corp.	1,745,742	173,174

		173,174

TOTAL COMMON STOCK (Cost $57,518,053)		61,956,599

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 9.51%
Devon Energy Corp, 0.20%, 10/1/2009	$3,400,000	$3,400,000
Precision Castparts Corp, 0.20%, 10/1/2009	3,100,000	3,100,000

TOTAL SHORT TERM INVESTMENTS (Cost $6,500,000)		6,500,000

TOTAL INVESTMENTS — 100.20% (Cost $64,018,053)		$68,456,599

LIABILITIES NET OF OTHER ASSETS — (0.20)%		(136,370)

NET ASSETS — 100.00%		$68,320,229

Footnote Legend

a	Non-income producing
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2009

ASSETS
Investments at value (cost $64,018,053) (Note 2)	$68,456,599
Cash	391,201
Cash denominated in foreign currency (cost $8,486)	9,019
Receivable for investments sold	3,318,216
Receivable for fund shares sold	179,199
Unrealized appreciation on forward currency contracts (Note 7)	16,446
Dividends receivable	108,512
Dividend and interest reclaim receivable	48,231
Prepaid expenses and other assets	29,272

Total Assets	72,556,695

LIABILITIES
Payable for securities purchased	3,944,542
Payable for fund shares redeemed	125,035
Unrealized depreciation on forward currency contracts (Note 7)	18,010
Payable to investment advisor and other affiliates (Note 3)	55,955
Accounts payable and accrued expenses	92,924

Total Liabilities	4,236,466

NET ASSETS	$68,320,229

NET ASSETS CONSIST OF:
Undistributed net investment income	$297,117
Net unrealized appreciation on investments	4,444,394
Accumulated net realized gain (loss)	(41,377,319)
Net capital paid in on shares of beneficial interest	104,956,037

$68,320,229

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($24,015,358 applicable to 2,318,644 shares of beneficial interest outstanding - Note 4)	$10.36

Maximum sales charge, 4.50% of offering price	0.49

Maximum offering price per share	$10.85

Class C Shares:
Net asset value and offering price per share * ($19,232,422 applicable to 1,862,184 shares of beneficial interest outstanding - Note 4)	$10.33

Class I Shares:
Net asset value, offering and redemption price per share ($24,312,490 applicable to 2,329,120 shares of beneficial interest outstanding - Note 4)	$10.44

Class R3 Shares:
Net asset value, offering and redemption price per share ($748,425 applicable to 72,467 shares of beneficial interest outstanding - Note 4)	$10.33

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,438 applicable to 237 shares of beneficial interest outstanding - Note 4)	$10.29

Class R5 Shares:
Net asset value, offering and redemption price per share ($9,096 applicable to 870 shares of beneficial interest outstanding - Note 4)	$10.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $152,820)	$1,170,418
Interest income	21,549

Total Income	1,191,967

EXPENSES:
Investment advisory fees (Note 3)	484,200
Administration fees (Note 3)
Class A Shares	23,630
Class C Shares	20,226
Class I Shares	9,903
Class R3 Shares	552
Class R4 Shares	3
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	47,106
Class C Shares	160,535
Class R3 Shares	2,207
Class R4 Shares	5
Transfer agent fees
Class A Shares	40,145
Class C Shares	44,539
Class I Shares	13,842
Class R3 Shares	2,801
Class R4 Shares	2,132
Class R5 Shares	2,138
Registration and filing fees
Class A Shares	32,893
Class C Shares	21,976
Class I Shares	21,611
Class R3 Shares	16,439
Class R4 Shares	16,439
Class R5 Shares	16,439
Custodian fees (Note 3)	82,612
Professional fees	52,702
Accounting fees	3,186
Trustee fees	1,765
Other expenses	32,723

Total Expenses	1,152,750
Less:
Expenses reimbursed by investment advisor (Note 3)	(152,500)
Investment advisory fees waived by investment advisor (Note 3)	(106,931)
Fees paid indirectly (Note 3)	(2,145)

Net Expenses	891,174

Net Investment Income	$300,793

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(37,153,700)
Forward currency contracts (Note 7)	1,422,497
Foreign currency transactions	(666)

(35,731,869)

Net change in unrealized appreciation (depreciation) on:
Investments	33,020,403
Forward currency contracts (Note 7)	(713,302)
Foreign currency translations	15,158

32,322,259

Net Realized and Unrealized Loss	(3,409,610)

Net Decrease in Net Assets Resulting From Operations	$(3,108,817)

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$300,793	$512,202
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(35,731,869)	(4,538,662)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	32,322,259	(33,963,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,108,817)	(37,989,971)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(345,267)	—
Class C Shares	(109,592)	—
Class I Shares	(518,715)	—
Class R3 Shares	(1,928)	—
Class R4 Shares	(47)	—
Class R5 Shares	(42)	—
From realized gains
Class A Shares	—	(1,043,825)
Class C Shares	—	(692,219)
Class I Shares	—	(841,205)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(2,611,014)	19,403,825
Class C Shares	(3,186,558)	23,121,017
Class I Shares	(2,620,197)	13,038,441
Class R3 Shares	483,136	149,898
Class R4 Shares	47	3,200
Class R5 Shares	5,940	3,254

Net Increase (Decrease) in Net Assets	(12,013,054)	15,152,415

NET ASSETS:
Beginning of Year	80,333,283	65,180,868

End of Year	$68,320,229	$80,333,283

Undistributed net investment income	$297,117	$972,581
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2		Level 3
Assets
Investments in Securities*
Common stock	$61,956,599	$57,631,733	$4,324,866	†	$—
Short term investments	6,500,000	—	6,500,000		—

Total Investments in Securities	$68,456,599	$57,631,733	$10,824,866		$—

Other Financial Instruments**
Forward Currency Contracts	$16,446	$—	$16,446		$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(18,010)	$—	$(18,010)		$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 10 for further detail.
†	Securities of $3,618,233 included in this classification, were purchased in an initial public offering where the trading on an official exchange commenced subsequent to September 30, 2009.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

of the Fund depending on the Fund’s asset size. For the year ended September 30, 2009, the Advisor voluntarily waived investment advisory fees of $106,931. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $25,932 for Class A shares, $24,241 for Class C shares, $45,356 for Class I shares, $19,823 for Class R3 shares, $18,571 for Class R4 shares, and $18,577 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $2,921 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,690 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $2,145.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,521,502	$12,014,685	2,783,429	$40,878,185
Shares issued to shareholders in reinvestment of dividends	42,746	313,329	63,051	972,881
Shares repurchased	(1,990,658)	(14,939,580)	(1,786,855)	(22,448,682)
Redemption fees received**	—	552	—	1,441

Net Increase (Decrease)	(426,410)	$(2,611,014)	1,059,625	$19,403,825

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	762,783	$5,916,858	1,946,922	$28,877,850
Shares issued to shareholders in reinvestment of dividends	9,948	72,723	28,999	444,555
Shares repurchased	(1,222,548)	(9,176,628)	(497,198)	(6,202,344)
Redemption fees received**	—	489	—	956

Net Increase (Decrease)	(449,817)	$(3,186,558)	1,478,723	$23,121,017

Class I Shares
Shares sold	612,383	$4,995,741	1,311,234	$18,680,586
Shares issued to shareholders in reinvestment of dividends	65,869	484,137	48,137	747,089
Shares repurchased	(1,041,778)	(8,100,654)	(511,958)	(6,390,352)
Redemption fees received**	—	579	—	1,118

Net Increase (Decrease)	(363,526)	$(2,620,197)	847,413	$13,038,441

Class R3 Shares*
Shares sold	74,718	$578,635	11,033	$151,712
Shares issued to shareholders in reinvestment of dividends	264	1,928	—	—
Shares repurchased	(13,404)	(97,436)	(144)	(1,815)
Redemption fees received**	—	9	—	1

Net Increase (Decrease)	61,578	$483,136	10,889	$149,898

Class R4 Shares*
Shares sold	—	$—	230	$3,200
Shares issued to shareholders in reinvestment of dividends	7	47	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	7	$47	230	$3,200

Class R5 Shares*
Shares sold	636	$5,903	229	$3,254
Shares issued to shareholders in reinvestment of dividends	6	42	—	—
Shares repurchased	(1)	(5)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	641	$5,940	229	$3,254

*	Effective date of these classes of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase.

Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Annual Report     23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $53,623,329 and $66,750,521, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$64,127,956

Gross unrealized appreciation on a tax basis	$9,584,829
Gross unrealized depreciation on a tax basis	(5,256,186)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,328,643

Distributable earnings - ordinary income	$291,260

In order to account for permanent book/tax differences, the Fund decreased undistributed net realized investment losses by $666, and decreased undistributed net investment income by $666. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2009, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2008 of $23,985,997. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,974,731
2017	12,306,688

$17,281,419

The tax character of distributions paid during the year ended September 30, 2009, and September 30, 2008, was $ 975,591 and $ 2,577,249, respectively, from ordinary income.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	Sell	48,750,000	12/11/2009	$1,021,172	$—	$(17,672)
Philippine Peso	Buy	2,943,400	12/11/2009	61,656	1,830	—
Philippine Peso	Buy	3,740,000	12/11/2009	78,342	1,514	—
Philippine Peso	Buy	2,700,000	12/11/2009	56,557	1,545	—
Philippine Peso	Buy	2,200,000	12/11/2009	46,084	844	—
Philippine Peso	Buy	2,650,700	12/11/2009	55,525	—	(338)
Philippine Peso	Buy	4,544,000	12/11/2009	95,184	1,686	—
Philippine Peso	Buy	4,116,600	12/11/2009	86,231	1,353	—
Philippine Peso	Buy	3,300,000	12/11/2009	69,125	2,052	—
Philippine Peso	Buy	4,000,000	12/11/2009	83,788	2,768	—
Philippine Peso	Buy	1,750,000	12/11/2009	36,657	979	—
Philippine Peso	Buy	1,600,000	12/11/2009	33,515	471	—
Philippine Peso	Buy	2,000,000	12/11/2009	41,894	580	—
Philippine Peso	Buy	4,400,000	12/11/2009	92,168	824	—

Total				$1,857,898	$16,446	$(18,010)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2009

Asset Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$16, 446

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(18,010)

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2009

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$1,422,497	$ 1,422,497

Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$(713,302)	$(713,302)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	Year Ended Sept. 30,		Period Ended Sept. 30,
Class A Shares:	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.35	$14.92	$11.94

Income from investment operations:
Net investment income (loss)	0.04	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	0.10	(4.27)	3.01
Total from investment operations	0.14	(4.20)	2.98

Less dividends from:
Net investment income	(0.13)	—	—
Net realized gains	—	(0.37)	—
Total dividends	(0.13)	(0.37)	—

Change in net asset value	0.01	(4.57)	2.98

NET ASSET VALUE, end of period	$10.36	$10.35	$14.92

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.89	(28.98)	24.96
Ratios to average net assets:
Net investment income (loss) (%)	0.52	0.53	(0.29	)(c)
Expenses, after expense reductions (%)	1.62	1.56	1.64	(c)
Expenses, after expense reductions and net of custody credits (%)	1.61	1.55	1.62	(c)
Expenses, before expense reductions (%)	1.95	1.63	2.10	(c)

Portfolio turnover rate (%)	103.57	54.31	113.34

Net assets at end of period (thousands)	$24,015	$28,414	$25,145

(a)	Fund commenced operations on February 1, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Year Ended Sept. 30,		Period Ended Sept. 30,
Class C Shares:	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.22	$14.85	$11.94

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	0.18	(4.23)	3.01
Total from investment operations	0.16	(4.26)	2.91

Less dividends from:
Net investment income	(0.05)	—	—
Net realized gains	—	(0.37)	—
Total dividends	(0.05)	(0.37)	—

Change in net asset value	0.11	(4.63)	2.91

NET ASSET VALUE, end of period	$10.33	$10.22	$14.85

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.76	(29.53)	24.37
Ratios to average net assets:
Net investment income (loss) (%)	(0.21)	(0.23)	(1.13	)(c)
Expenses, after expense reductions (%)	2.37	2.32	2.39	(c)
Expenses, after expense reductions and net of custody credits (%)	2.37	2.32	2.38	(c)
Expenses, before expense reductions (%)	2.72	2.45	3.23	(c)

Portfolio turnover rate (%)	103.57	54.31	113.34

Net assets at end of period (thousands)	$19,233	$23,638	$12,376

(a)	Fund commenced operations on February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Year Ended Sept. 30,		Period Ended Sept. 30,
Class I Shares:	2009	2008	2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.46	$14.99	$11.94

Income from investment operations:
Net investment income (loss)	0.10	0.14	0.05
Net realized and unrealized gain (loss) on investments	0.08	(4.30)	3.00
Total from investment operations	0.18	(4.16)	3.05

Less dividends from:
Net investment income	(0.20)	—	—
Net realized gains	—	(0.37)	—
Total dividends	(0.20)	(0.37)	—

Change in net asset value	(0.02)	(4.53)	3.05

NET ASSET VALUE, end of period	$10.44	$10.46	$14.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.56	(28.57)	25.54
Ratios to average net assets:
Net investment income (loss) (%)	1.17	1.03	0.52	(c)
Expenses, after expense reductions (%)	0.99	1.00	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.42	1.25	1.64	(c)

Portfolio turnover rate (%)	103.57	54.31	113.34

Net assets at end of period (thousands)	$24,313	$28,164	$27,659

(a)	Fund commenced operations on February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report     29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R3 Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.36	$13.94

Income from investment operations:
Net investment income (loss)	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.06	(3.67)
Total from investment operations	0.14	(3.58)

Less dividends from:
Net investment income	(0.17)	—

Change in net asset value	(0.03)	(3.58)

NET ASSET VALUE, end of period	$10.33	$10.36

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.09	(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	0.94	1.08	(c)
Expenses, after expense reductions (%)	1.46	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.46	1.49	(c)
Expenses, before expense reductions (%)	6.14 (d)	26.47	(c)(d)

Portfolio turnover rate (%)	103.57	54.31

Net assets at end of period (thousands)	$748	$113

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R4 Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.36	$13.94

Income from investment operations:
Net investment income (loss)	0.07	0.10
Net realized and unrealized gain (loss) on investments	0.06	(3.68)
Total from investment operations	0.13	(3.58)

Less dividends from:
Net investment income	(0.20)	—

Change in net asset value	(0.07)	(3.58)

NET ASSET VALUE, end of period	$10.29	$10.36

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.10	(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	0.82	1.16	(c)
Expenses, after expense reductions (%)	1.40	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	1.40	(c)
Expenses, before expense reductions (%)	980.09 (d)	861.94	(c)(d)

Portfolio turnover rate (%)	103.57	54.31

Net assets at end of period (thousands)	$2	$2

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R5 Shares:	Year Ended Sept. 30, 2009		Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.46		$14.03

Income from investment operations:
Net investment income (loss)	0.08		0.14
Net realized and unrealized gain (loss) on investments	0.11		(3.71)
Total from investment operations	0.19		(3.57)

Less dividends from:
Net investment income	(0.19)		—

Change in net asset value	0.00		(3.57)

NET ASSET VALUE, end of period	$10.46		$10.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.53		(25.45)
Ratios to average net assets:
Net investment income (loss) (%)	0.92		1.57	(c)
Expenses, after expense reductions (%)	0.97		0.96	(c)
Expenses, after expense reductions and net of custody credits (%)	0.97		0.95	(c)
Expenses, before expense reductions (%)	522.27	(d)	851.43	(c)(d)

Portfolio turnover rate (%)	103.57		54.31

Net assets at end of period (thousands)	$9		$2

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

Certified Annual Report    33

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,492.80	$10.13
Hypothetical*	$1,000.00	$1,016.94	$8.20

Class C Shares
Actual	$1,000.00	$1,494.90	$14.79
Hypothetical*	$1,000.00	$1,013.21	$11.93

Class I Shares
Actual	$1,000.00	$1,497.80	$6.20
Hypothetical*	$1,000.00	$1,020.10	$5.01

Class R3 Shares
Actual	$1,000.00	$1,492.80	$9.00
Hypothetical*	$1,000.00	$1,017.85	$7.28

Class R4 Shares
Actual	$1,000.00	$1,493.50	$8.95
Hypothetical*	$1,000.00	$1,017.89	$7.24

Class R5 Shares
Actual	$1,000.00	$1,496.40	$6.15
Hypothetical*	$1,000.00	$1,020.14	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.62%; C: 2.36%; I: 0.99%; R3: 1.44%; R4: 1.43%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Annual Report

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)	-2.71%	-5.36%
C Shares (Incep: 2/1/07)	0.76%	-4.21%
I Shares (Incep: 2/1/07)	2.56%	-3.09%
R3 Shares (Incep: 2/1/08)	2.09%	-15.30%
R4 Shares (Incep: 2/1/08)	2.10%	-15.30%
R5 Shares (Incep: 2/1/08)	2.53%	-14.92%

MSCI AC World ex-U.S.
Growth Index (Since 2/1/07)	2.14%	-5.87%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country (AC) World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    35

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38    Certified Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg International Growth Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2009, foreign taxes paid and foreign source income is $140,550 and $1,132,923, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2009 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment returns over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest primarily in foreign growth stocks, and relative to a broad-based securities index, and (iv) a comparative measure of earnings growth. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data), that the Fund’s investment return in the one full calendar year since the Fund’s inception was lower than the return for the index and the average return of the fund category, but that the Fund’s returns for the three-month, six-month and one-year periods ended with the second quarter of the current year were higher than the returns for the index and the average returns for the category, and fell at or within the top quartile of the category for each of those periods. The Trustees also noted that the Fund’s investment returns had generally met reasonable expectations over the periods since the Fund’s inception, given the investment objectives of the Fund.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of international multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was slightly higher than the median and comparable to the average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (net of fee waivers by the Advisor) was lower than the median and average fee rates for the same group of funds. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

44    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and
Annual Report – September 30, 2009

Includes All Share Classes

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Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

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Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The blended index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of January 2009, the MSCI All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2007, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2007, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average have declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio have themselves declined by more than 20 times in 2009.

Sources: Standard & Poor’s, beginning in 1999 (uses operating earnings); “Irrational Exuberance” by Robert J. Shiller, through 1998 (uses reported earnings).

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008, but the current recession has stalled dividend momentum.

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline & FactSet.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Source: Bloomberg and FactSet.

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	40%	76%
Real Estate	27%	47%
Banks & Other	13%	29%
Utilities	29%	3%
Communications	6%	4%
Consumer Staples	6%	2%
Energy	5%	4%
Consumer Cyclicals	4%	5%
Materials	3%	1%
Health Care	3%	1%
Technology	2%	2%
Industrials	2%	2%

Source: FactSet, as of September 30, 2009

In the (large cap) Russell 1000 Index, 69% of the top 100 dividend payers are in the Financials and Utilities sectors. In the (small cap) Russell 2000 Index, 76% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape, Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Source: FactSet, as of September 30, 2009; Countries and regions above, except the United States, are represented by MSCI indices defined on page three. The United States is represented by the S&P 500 Index.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢

30-day SEC Yield as of September 30, 2009 (A Shares): 6.14%

KEY PORTFOLIO ATTRIBUTES

As of 9/30/09

Equity Statistics
Portfolio P/E (12-mo. trailing)	11.4x
Median Market Cap	$9.9 B
Equity Holdings	55
Fixed Income Statistics
Weighted Average Coupon	6.7%
Average Credit Quality	BBB
Average Maturity	11.9 yrs
Duration	4.6 yrs
Bond & Pref. Equity Holdings	189

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	10.89%	3.08%	8.67%	11.61%
With sales charge	5.92%	1.51%	7.66%	10.86%
Blended Index (Since 12/24/02)	1.62%	-1.35%	4.21%	6.97%
S&P 500 Index (Since 12/24/02)	-6.91%	-5.43%	1.02%	4.60%

*	Blended Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Index

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Portfolio Overview, Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/09

Telecommunication Services	14.5%
Energy	12.7%
Utilities	11.2%
Diversified Financials	10.1%
Banks	8.8%
Food, Beverage & Tobacco	6.2%
Real Estate	5.3%
Insurance	4.6%
Consumer Services	4.6%
Materials	2.9%

TOP TEN INDUSTRIES

As of 6/30/09

Telecommunication Services	15.2%
Utilities	13.1%
Energy	10.2%
Banks	9.1%
Diversified Financials	8.3%
Food, Beverage & Tobacco	8.0%
Insurance	6.2%
Real Estate	5.7%
Consumer Services	3.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%

TOP TEN INDUSTRIES

As of 3/31/09

Telecommunication Services	15.0%
Utilities	12.4%
Energy	11.3%
Food, Beverage & Tobacco	8.4%
Banks	7.7%
Diversified Financials	7.6%
Consumer Services	5.2%
Real Estate	4.8%
Materials	4.7%
Insurance	4.2%

TOP TEN INDUSTRIES

As of 12/31/08

Telecommunication Services	15.4%
Energy	11.5%
Utilities	11.3%
Food, Beverage & Tobacco	8.0%
Diversified Financials	7.9%
Banks	7.7%
Consumer Services	7.0%
Insurance	5.6%
Materials	3.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%

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Thornburg Investment Income Builder Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 19, 2009

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the twelve-month period under review. In addition, we will comment on the overall investment landscape, which changed in important ways in 2008 and 2009.

Thornburg Investment Income Builder Fund paid ordinary income dividends of $1.07 per Class A share in the twelve months ended September 30, 2009, up 4.9% from the $1.02 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses. The net asset value (NAV) per Class A share increased during the period, from $16.86 to $17.38 with a total return including dividends of 10.89% at net asset value (NAV).

For the fiscal year ended September 30, 2009, Thornburg Investment Income Builder Fund outperformed the S&P 500 Index by 17.80%, and outperformed the Blended Index of 75% MSCI World Index/25% Barclays Capital Aggregate Bond Index by 9.27%.

For 3- and 5-year time periods, and since inception, your Fund has significantly outperformed both indices, as noted for Class A shares on page 7 of the accompanying Informational Brochure. Performance relative to indices for all share classes over various periods is set forth on page 47.

We do not expect to pay any capital gain distributions for 2009.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the year ended September 30, 2009 because this comprises 75%, and all of the equity portion, of our global performance benchmark:

1.	Four sectors (information technology, telecommunications, materials, and consumer discretionary) showed positive total returns, with a range of 6.70% (information technology) to 2.73% (consumer discretionary).

2.	Six sectors (consumer staples, health care, industrials, utilities, energy, and financials) showed negative total returns, with a range of negative 0.03% (consumer staples) to negative 9.48% (financials).

Relative to the index weightings, Investment Income Builder Fund had a relatively large portfolio allocation in telecommunication services firms. These investments delivered well above average returns, mostly driven by their sizable dividends. Telefónica, France Telecom, and an 8.75% bond from Deutsche Telekom International

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Finance were each among the leading contributors to portfolio performance for the period. We continue to have a large weighting in the cash generative telecommunication service providers.

Investment Income Builder also maintained a relatively large investment allocation to the financial sector during the year. While this allocation hurt the absolute and relative performance of the portfolio during the October to March period, the rebound has been significant and your Fund’s average return from this sector is greater than 10% for the fiscal year as a whole – well above the negative 9.48% performance of the comparable equities in the finance sector of the MSCI World Index. Our investment choices in the financial sector ended up being the largest driver of outperformance vis-à-vis the benchmark for the twelve-month period. Among the best contributing investments to portfolio performance from this sector were Swiss Re Capital 6.85% notes, Bank of Montreal, mortgage REITs Chimera Investment and Annaly Capital, convertible preferred stocks from Fifth Third Bancorp and Huntington Bancshares, business development company Apollo Investment, and Hong Kong Exchanges & Clearing.

Your portfolio had strong outperformance, relative to MSCI World Index sector performance, from its investments in utilities and industrials. In utilities, timely investment in E.ON AG and various bonds contributed to portfolio performance. Among industrials, Macquarie Airports and various bonds contributed. The health care investments of Investment Income Builder detracted from the Fund’s performance. The stock price of Eli Lilly & Co. was particularly disappointing among these, though the damage from its poor performance was mitigated somewhat by your Fund’s significant underweighting in health care investments generally in relation to the overall index weighting in this sector of just above 10%. Your Fund had relatively few investments in two of the best performing sectors of the MSCI World Index, information technology and materials, due to the fact that firms in these sectors tend to pay low dividends. This under-allocation, which we expect to persist, created a performance headwind that we were able to overcome with our investments in other areas.

Within its bond portfolio, Investment Income Builder Fund owned significantly fewer U.S. government and agency bonds than the Barclays Capital Aggregate Bond Index. This fact hurt the relative performance of your Fund’s portfolio in Q4 2008, but was quite helpful as both the relative and absolute performance of corporate bonds improved significantly during 2009. Readers of this letter who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007, and stood at approximately 15% of the Fund’s portfolio on March 31, 2008 before increasing to around 30% at September 30, 2008. Since early 2009, the Investment Income Builder portfolio has been weighted more than 40% in interest-bearing debt. In general, these debt investments have performed very well. It is quite possible that low-yield conditions will return, as has already happened in the highest credit quality segments of the debt markets. If this materializes, expect your Fund’s percentage allocation of interest-bearing debt to decline somewhat. Our consolation prize in a persistent lower rate environment should be higher prices on many of the debt instruments that we now own.

As of September 30, 2009, your portfolio included more than 150 bonds and hybrid securities, with an average cost just below 86.5% of the maturity value of these bonds. In general, secondary market prices of these bonds declined over the six-month period ended March 31, 2009, so the average market price of these bonds on

Certified Annual Report    11

Letter to Shareholders,

Continued

March 31 was slightly below 63% of maturity value. Bond prices made a strong recovery since March of 2009, achieving an average market price of 95.0% on September 30, 2009. We believe most of these bonds will hold their value over time, while paying us interesting income yields in the interim. Why? (1) Corporate borrowers are finding it attractive to buy back their debt at discounted prices in the secondary market, even if they have to issue new equity to do so; (2) Individual and institutional investors are allocating additional investment dollars to bonds as the realization sinks in that money market yields will remain low for an extended period.

In the September 30, 2009 fiscal year end, approximately 54.6% of Income Builder’s income was derived from stock dividends, with the remaining 45.4% coming from interest. At September 30, 2009, domestic stocks, including preferred stocks, comprise around 27% of your portfolio; foreign stocks around 32%, and interest-bearing investments 41%.

Owners of approximately 57 million shares of Thornburg Investment Income Builder Fund sold their shares at an average price of approximately $13.32 per share between October 1, 2008 and March 31, 2009. We have no idea how these investors redeployed the funds redeemed from Income Builder, but the fact that the Fund achieved a price of $17.38 per share on September 30, 2009 and paid dividends totaling $1.07 over the course of the fiscal year sets a relatively high bar for the opportunity cost of having sold the Fund shares, thus far.

Recall that Thornburg Investment Income Builder Fund seeks to generate attractive, and rising, dividends over time from its portfolio of income producing stocks, bonds, and hybrid securities. We continued to make good progress in generating income during the period ended September 30, 2009, mostly due to the fact that we increased your allocation to bonds during a period when many other investors were liquidating bonds at distress prices. The equity dividend landscape remains challenging. Enough firms either cut or eliminated their dividends over the last year to cause the overall cash dividends paid by those firms comprising the S&P 500 Index to decline by more than 20%. Your Fund clearly avoided that outcome.

We received many calls over the course of the last year asking, “what happened?”

In brief, an enormous buildup in financial leverage throughout the developed world, and especially in the United States, was partially unwound. This liquidation exerted downward pressure on prices of stocks and bonds for more than a year through March of 2009, as debt previously accumulated by banks, brokerage firms, hedge funds and others was reduced via asset liquidations. Both the liquidations and price reductions became particularly disorderly in between October 2008 and March of 2009, and the degree of downward price pressure during those months exceeded our expectations. The most acute price declines generally followed the demise of Lehman Brothers in September of 2008, which set in motion one of the largest going-out-of-business inventory liquidations ever seen – hundreds of billions of dollars of financial assets accumulated over years. The consequent decline in financial asset prices pushed other financial investors holding these assets, including insurance companies and hedge funds, to sell. Finally, certain other investors who became caught up in the drama of falling prices joined in the selling.

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As shareholders and portfolio managers of Thornburg Investment Income Builder Fund, we believe there is excellent value in the portfolio of financial assets we owned at the close of the fiscal year ended September 30, 2009. We sold most of the stocks and bonds that we least expect to contribute to your Fund’s objective of paying attractive income today, with the potential to pay higher income in the future. On average, the companies in the equity portion of the Income Builder portfolio are expected to grow revenues in the recession year of 2009. We currently expect earnings per share of these companies to decline by around 15% in 2009, with the energy holdings showing particularly significant earnings declines. For 2010, average earnings of the equities held in the Income Builder portfolio are expected to approximately recover the earnings lost during 2009. We expect dividends from the average equity held in the Income Builder portfolio to be only slightly positive in 2009 vs. 2008, an outcome that is disappointing in absolute terms and outstanding in relative terms.

Over the last six years, the annual dividends paid by Thornburg Investment Income Builder Fund from net investment income have increased at an average annual rate of 14.2%, from 55¢ per Class A share for the year ended September 30, 2004 to $1.07 for the fiscal year just ended. Over time, higher income dividends are their own reward, so long as an investment portfolio that powers them remains in place. While the market prices of most Income Builder investments have appreciated modestly over the last year, we believe that the income generators in your portfolio have considerable intrinsic value, especially in an environment where there is a noticeable shortage of visible investment income.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2009

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Telecommunication Services	14.5%	Commercial & Professional Services	1.3%
Energy	12.7%	Media	1.0%
Utilities	11.2%	Consumer Durables & Apparel	0.3%
Diversified Financials	10.1%	Automobiles & Components	0.2%
Banks	8.8%	Retailing	0.2%
Food, Beverage & Tobacco	6.2%	Technology Hardware & Equipment	0.2%
Real Estate	5.3%	Other Non-Classified Securities:
Insurance	4.6%	Other Securities	1.0%
Consumer Services	4.6%	Exchange Traded Funds	1.2%
Materials	2.9%	U.S. Government Agencies	0.5%
Transportation	2.7%	Asset Backed Securities	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.4%	Miscellaneous	0.4%
Software & Services	1.8%	Municipal Bonds	0.1%
Semiconductors & Semiconductor Equipment	1.7%	Other Assets & Cash Equivalents	2.1%
Food & Staples Retailing	1.5%

TOP TEN HOLDINGS

As of 9/30/09

Eni SpA	3.0%	Eli Lilly & Co.	2.2%
Telefonica SA	2.9%	McDonald’s Corp.	2.1%
Philip Morris	2.8%	OPAP SA	2.0%
Telstra Corp. Ltd.	2.6%	Apollo Investment Corp.	2.0%
France Telecom SA	2.2%	Total SA	2.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09

United States	59.3%	Mexico	0.8%
Australia	7.6%	Germany	0.8%
Italy	4.9%	Brazil	0.6%
France	4.2%	Russia	0.5%
Spain	3.4%	South Africa	0.4%
United Kingdom	2.9%	South Korea	0.4%
Canada	2.4%	Bermuda	0.3%
Switzerland	2.1%	Czech Republic	0.2%
Greece	2.0%	Malaysia	0.2%
China	1.6%	Trinidad and Tobago	0.1%
Luxembourg	1.3%	Ireland	0.0%
Netherlands	1.0%	Other Assets & Cash Equivalents	2.1%
Hong Kong	0.9%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
COMMON STOCK — 55.17%
BANKS — 3.22%
COMMERCIAL BANKS — 3.22%
Bank of Montreal	668,500	$33,823,047
Banque Cantonale Vaudoise	22,000	9,064,942
CVB Financial Corp.	942,500	7,153,575
Liechtensteinische Landesbank AG	910,000	61,161,343
St. Galler Kantonalbank	20,800	9,498,794

		120,701,701

COMMERCIAL & PROFESSIONAL SERVICES — 1.17%
PROFESSIONAL SERVICES — 1.17%
Seek Ltd.	9,000,000	43,748,291

		43,748,291

CONSUMER SERVICES — 4.33%
HOTELS, RESTAURANTS & LEISURE — 4.33%
Berjaya Sports Toto Berhad	5,753,100	7,363,835
McDonald’s Corp.	1,382,400	78,893,568
OPAP SA	2,946,900	75,983,485

		162,240,888

DIVERSIFIED FINANCIALS — 5.30%
CAPITAL MARKETS — 3.55%
AllianceBernstein Holdings LP	750,000	20,460,000
Apollo Investment Corp.	7,904,600	75,488,930
Henderson Group plc	4,819,600	9,936,160
Prospect Capital Corp.	2,538,415	27,186,425
DIVERSIFIED FINANCIAL S ERVICES — 1.75%
Bolsas y Mercados Espanoles	497,300	19,364,721
Hong Kong Exchanges & Clearing Ltd.	1,422,800	25,793,821
[a,b]KKR Financial Holdings, LLC	4,474,857	20,673,839

		198,903,896

ENERGY — 7.23%
ENERGY EQUIPMENT & SERVICES — 0.49%
Diamond Offshore Drilling, Inc.	192,700	18,406,704
OIL, GAS & CONSUMABLE FUELS — 6.74%
BP plc	3,971,600	35,100,113
Canadian Oil Sands Trust	992,600	28,508,336
Eni SpA	4,573,000	114,297,563
Total SA	1,257,900	74,743,518

		271,056,234

FOOD & STAPLES RETAILING — 1.19%
FOOD & STAPLES RETAILING — 1.19%
Metcash Ltd.	4,414,539	17,525,275
Sysco Corp.	1,090,000	27,086,500

		44,611,775

FOOD, BEVERAGE & TOBACCO — 5.40%
BEVERAGES — 1.62%
Coca Cola Co.	1,134,200	60,906,540

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
FOOD PRODUCTS — 0.98%
Kraft Foods, Inc.	1,402,200	$36,835,794
TOBACCO — 2.80%
Philip Morris	2,150,000	104,791,000

		202,533,334

MATERIALS — 1.16%
CHEMICALS — 0.28%
Nufarm Ltd.	1,048,700	10,500,600
METALS & MINING — 0.88%
Impala Platinum Holdings Ltd.	638,300	14,869,875
Southern Copper Corp.	589,300	18,085,617

		43,456,092

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.20%
PHARMACEUTICALS — 2.20%
Eli Lilly & Co.	2,500,000	82,575,000

		82,575,000

REAL ESTATE — 3.44%
REAL ESTATE INVESTMENT TRUSTS — 3.44%
Annaly Capital Management, Inc.	2,850,000	51,699,000
Chimera Investment Corp.	13,239,600	50,575,272
[a,b]Invesco Mortgage Capital, Inc.	1,223,112	26,724,997

		128,999,269

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
Intel Corp.	1,961,200	38,380,684

		38,380,684

SOFTWARE & SERVICES — 1.55%
INFORMATION TECHNOLOGY SERVICES — 1.55%
Paychex, Inc.	1,906,000	55,369,300
Redecard SA	178,800	2,750,226

		58,119,526

TELECOMMUNICATION SERVICES — 10.61%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.93%
France Telecom SA	3,134,100	83,493,263
Telefonica 02 Czech Republic a.s.	332,000	8,218,298
Telefonica SA	3,914,300	108,001,192
Telstra Corp. Ltd.	33,878,581	97,732,711
WIRELESS TELECOMMUNICATION SERVICES — 2.68%
China Mobile Ltd.	5,720,000	55,723,512
Vodafone Group plc	19,938,900	44,675,260

		397,844,236

TRANSPORTATION — 1.79%
TRANSPORTATION INFRASTRUCTURE — 1.79%
Hopewell Highway	15,643,500	9,587,890
Macquarie Airports	23,000,000	57,625,294

		67,213,184

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
UTILITIES — 5.56%
ELECTRIC UTILITIES — 4.05%
E. ON AG	700,000	$29,685,497
Enel S.p.A.	10,684,100	67,814,933
Entergy Corp.	680,000	54,304,800
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.32%
[b]Algonquin Power Income Fund Trust	3,710,900	12,027,108
MULTI-UTILITIES — 1.19%
Dominion Resources, Inc.	1,300,000	44,850,000

		208,682,338

TOTAL COMMON STOCK (Cost $2,054,236,139)		2,069,066,448

PREFERRED STOCK — 3.58%
BANKS — 3.37%
COMMERCIAL BANKS — 3.37%
Barclays Bank plc Pfd, 7.10%	200,000	4,460,000
Fifth Third Bancorp Pfd, 8.50%	404,704	48,430,927
First Tennessee Bank Pfd, 3.75%	12,000	6,015,000
Huntington Bancshares Pfd, 8.50%	77,557	67,474,590

		126,380,517

DIVERSIFIED FINANCIALS — 0.21%
CAPITAL MARKETS — 0.06%
Morgan Stanley Pfd, 4.00%	120,000	2,298,000
DIVERSIFIED FINANCIAL SERVICES — 0.15%
Bank of America Corp. Pfd, 3.00%	420,000	5,565,000

		7,863,000

TOTAL PREFERRED STOCK (Cost $121,429,273)		134,243,517

EXCHANGE TRADED FUNDS — 1.21%
iShares High Yield Corporate Bond	525,000	45,333,750

TOTAL EXCHANGE TRADED FUNDS (Cost $37,557,948)		45,333,750

ASSET BACKED SECURITIES — 0.47%
BANKS — 0.08%
COMMERCIAL BANKS — 0.08%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 4.669%, 3/25/2035	$9,879,289	1,296,595
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 4.531%, 2/25/2035	10,596,899	1,758,791

		3,055,386

DIVERSIFIED FINANCIALS — 0.17%
CAPITAL MARKETS — 0.09%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.826%, 8/25/2033	929,402	413,108
Merrill Lynch Mtg Investors Trust, 3.12%, 8/25/2034	7,047,442	3,026,143
DIVERSIFIED FINANCIAL SERVICES — 0.08%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.487%, 12/20/2036	3,317,057	281,420
Banc of America Mtg Securities Series 2005-A Class B1, 4.705%, 2/25/2035	5,382,919	765,552
Citigroup Mtg Loan Trust, Inc., 4.842%, 3/25/2034	1,953,517	657,753
Structured Asset Security Corp. Series 2002-27A Class B1, 4.634%, 1/25/2033	3,094,125	1,237,147

		6,381,123

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.22%
AIRLINES — 0.22%
[c,f]American Airlines Depositor Corp., 8.00%, 10/5/2010	$8,700,000	$8,308,500

		8,308,500

TOTAL ASSET BACKED SECURITIES (Cost $46,090,586)		17,745,009

CORPORATE BONDS — 30.60%
AUTOMOBILES & COMPONENTS — 0.22%
AUTOMOBILES — 0.22%
[c]American Honda Finance, 7.625%, 10/1/2018	7,000,000	8,092,119

		8,092,119

BANKS — 2.19%
COMMERCIAL BANKS — 2.19%
[c,d]Alfa Diversified, 2.299%, 3/15/2012	4,375,000	3,907,094
[d]Banco Industrial e Comercial S.A., 7.00%, 4/23/2010	500,000	507,500
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,836,367
[a,c,d,e]Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	500
National City Bank, 7.25%, 7/15/2010	5,000,000	5,147,870
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,667,657
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	9,526,170
[c]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,244,535
Provident Bank MD, 9.50%, 5/1/2018	5,600,000	5,821,950
[d]Shinhan Bank, 6.819%, 9/20/2036	900,000	762,237
Silicon Valley Bank, 6.05%, 6/1/2017	26,713,000	24,914,868
Sovereign Bancorp, Inc., 0.519%, 3/23/2010	17,500,000	17,477,862
Webster Capital Trust IV, 7.65%, 6/15/2037	1,950,000	1,196,813
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,200,000

		82,211,423

COMMERCIAL & PROFESSIONAL S ERVICES — 0.02%
COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	521,577
Waste Management, Inc., 7.375%, 8/1/2010	175,000	183,258

		704,835

CONSUMER DURABLES & APPAREL — 0.28%
HOUSEHOLD DURABLES — 0.28%
[c,d]Corporativo Javer SA, 13.00%, 8/4/2014	10,000,000	10,400,000

		10,400,000

CONSUMER SERVICES — 0.19%
HOTELS, RESTAURANTS & LEISURE — 0.19%
NPC International, Inc., 9.50%, 5/1/2014	3,000,000	3,000,000
[a]Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	4,585,000	4,263,729

		7,263,729

DIVERSIFIED FINANCIALS — 3.04%
CAPITAL MARKETS — 0.45%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,059,472
[c]Morgan Stanley, 10.09%, 5/3/2017	11,000,000	5,588,169

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
Morgan Stanley, 3.817%, 3/1/2013	$4,000,000	$3,299,734
CONSUMER FINANCE — 1.34%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,301,370
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	4,864,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	25,040,847
SLM Corp., 4.50%, 7/26/2010	11,580,000	11,251,869
SLM Corp., 6.00%, 12/15/2010	1,000,000	788,425
SLM Corp. LIBOR Floating Rate Note, 0.804%, 1/27/2014	5,000,000	3,154,850
DIVERSIFIED FINANCIAL S ERVICES — 1.25%
CIT Group, Inc., 5.00%, 2/13/2014	5,000,000	3,193,890
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	15,463,256
[d]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,150,076
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	14,402,550
[d]Korea Development Bank, 5.30%, 1/17/2013	800,000	831,153
[d]Korea Development Bank, 0.718%, 4/3/2010	1,000,000	989,325
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,100,918
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,612,830

		114,092,734

ENERGY — 5.02%
ENERGY EQUIPMENT & SERVICES — 0.61%
[a]Calfrac Holdings LP, 7.75%, 2/15/2015	7,900,000	7,653,125
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	12,478,326
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,008,976
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	680,000
OIL, GAS & CONSUMABLE FUELS — 4.41%
Chesapeake Energy Corp., 7.00%, 8/15/2014	1,000,000	967,500
[c]DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	5,973,110
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,108,554
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	5,162,500
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,750,000	5,735,088
[d]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,112,600
[c,d]Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	15,400,000
[c,d]GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,441,840
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	9,750,000	11,813,549
[c]Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	7,500,000	7,888,350
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,315,785
NuStar Logistics, 7.65%, 4/15/2018	19,000,000	20,593,701
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,160,290
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	9,549,992
[c,d]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,530,000
[c,d]Petroplus Finance Ltd., 6.75%, 5/1/2014	4,000,000	3,745,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	980,000
Southern Union Co., 7.20%, 11/1/2066	25,920,000	20,412,000
Teppco Partners LP, 7.00%, 6/1/2067	6,500,000	5,557,045
[c]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,892,132	8,185,394
[c,d]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	8,980,384

		188,433,109

FOOD & STAPLES RETAILING — 0.27%
FOOD & STAPLES RETAILING — 0.27%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,441,250

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
Rite Aid Corp., 9.375%, 12/15/2015	$9,500,000	$7,718,750

		10,160,000

FOOD, BEVERAGE & TOBACCO — 0.76%
BEVERAGES — 0.11%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,750,000	3,891,877
TOBACCO — 0.65%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,639,360
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	13,352,113
[c]B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,485,135

		28,368,485

INSURANCE — 4.59%
INSURANCE — 4.59%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	775,856
Hartford Financial Services Group, 8.125%, 6/15/2038	7,150,000	6,363,500
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	4,681,895
[c]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	941,288
[c]Metlife Capital Trust X, 9.25%, 4/8/2068	24,000,000	24,960,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,452,008
[c]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,036,840
[c,d]Oil Insurance Ltd., 7.558%, 12/29/2049	4,000,000	2,406,760
[c]Pacific Life Global Funding CPI Floating Rate Note, 0.75%, 2/6/2016	2,000,000	1,796,560
[c]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	4,698,090
[c]Swiss Re Capital I, LP, 6.854%, 5/29/2049	139,925,000	104,943,750
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	13,199,569
[c]ZFS Finance USA Trust V, 6.50%, 5/9/2037	1,260,000	1,020,600

		172,276,716

MATERIALS — 1.71%
CONSTRUCTION MATERIALS — 0.58%
[a,c]Ace Hardware Corp., 9.125%, 6/1/2016	6,250,000	6,531,250
[a,c,d]C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,542,180
CRH America, Inc., 8.125%, 7/15/2018	12,250,000	13,773,153
CONTAINERS & PACKAGING — 0.05%
[c]Plastipak Holdings, Inc., 10.625%, 8/15/2019	1,750,000	1,855,000
METALS & MINING — 1.08%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	3,000,000	3,396,510
[c,d]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,077,500
[c,d]Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	3,650,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	8,000,000	8,510,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,281,518
Freeport-McMoRan Corp., 6.125%, 3/15/2034	4,500,000	3,580,362
[c]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,385,000
[d]Vedanta Resources, plc, 6.625%, 2/22/2010	4,500,000	4,522,500

		64,104,973

MEDIA — 1.03%
MEDIA — 1.03%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	467,848
CBS Corp., 8.20%, 5/15/2014	1,500,000	1,632,954
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,166,340
DIRECTV Holdings, 6.375%, 6/15/2015	5,100,000	5,163,750

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
DIRECTV Holdings, 7.625%, 5/15/2016	$3,000,000	$3,210,000
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,247,020
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,661,272

		38,549,184

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.18%
BIOTECHNOLOGY — 0.18%
Biogen Idec, Inc., 6.00%, 3/1/2013	4,000,000	4,251,728
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 0.423%, 2/1/2014	3,000,000	2,451,600

		6,703,328

REAL ESTATE — 0.26%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.26%
[c,d]Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	9,800,000

		9,800,000

RETAILING — 0.21%
INTERNET & CATALOG RETAIL — 0.04%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,537,500
MULTILINE RETAIL — 0.06%
[d]Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,149,985
SPECIALTY RETAIL — 0.11%
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,285,240

		7,972,725

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.65%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.65%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	10,452,670
National Semiconductor Corp., 0.549%, 6/15/2010	11,200,000	10,774,624
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,086,890
National Semiconductor Corp., 6.60%, 6/15/2017	1,000,000	988,259

		24,302,443

SOFTWARE & SERVICES — 0.29%
INTERNET SOFTWARE & SERVICES — 0.17%
[c,f]Yahoo! Inc., 6.65%, 8/10/2026	7,364,088	6,537,028
SOFTWARE — 0.12%
BMC Software, Inc., 7.25%, 6/1/2018	4,000,000	4,330,500

		10,867,528

TECHNOLOGY HARDWARE & EQUIPMENT — 0.16%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.16%
Corning, Inc., 6.05%, 6/15/2015	6,000,000	6,076,686

		6,076,686

TELECOMMUNICATION SERVICES — 2.93%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.87%
[d]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	33,864,851
[c,d]Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,200,000
Level 3 Financing, Inc., 12.25%, 3/15/2013	6,000,000	6,060,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	33,600,000	29,610,000
[d]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,337,786

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
[c,d]Telemar Norte Leste SA, 9.50%, 4/23/2019	$7,500,000	$8,962,500
[c,d]Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,522,500
[d]Wind Acquisition Finance SA, 11.75%, 7/15/2017	3,000,000	4,872,952
Windstream Corp., 8.125%, 8/1/2013	10,800,000	11,097,000
WIRELESS TELECOMMUNICATION SERVICES — 0.06%
[c,d]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,230,000

		109,757,589

TRANSPORTATION — 0.94%
MARINE — 0.14%
[c]Commercial Barge Line Co., 12.50%, 7/15/2017	5,000,000	5,200,000
TRANSPORTATION INFRASTRUCTURE — 0.80%
[d]Southern Cross Air Corp., 4.96%, 12/20/2016	41,348,300	30,057,431

		35,257,431

UTILITIES — 5.65%
ELECTRIC UTILITIES — 2.66%
Alabama Power Capital Trust V, 5.50%, 10/1/2042	4,000,000	3,812,952
Aquila, Inc., 7.95%, 2/1/2011	3,000,000	3,152,463
Arizona Public Services Co., 5.50%, 9/1/2035	5,000,000	4,349,635
Arizona Public Services Co., 8.75%, 3/1/2019	6,500,000	7,869,771
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,330,899
[c,d]Enel Finance International S.A., 6.25%, 9/15/2017	38,000,000	40,929,421
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	9,000,000	9,453,834
[c]Great River Energy, 5.829%, 7/1/2017	2,183,938	2,314,211
[c]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,214,964
[c]Texas-New Mexico Power, 9.50%, 4/1/2019	19,000,000	23,356,035
GAS UTILITIES — 0.30%
[c]Ferrellgas Partners LP, 9.125%, 10/1/2017	1,000,000	1,030,000
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	10,263,997
MULTI-UTILITIES — 2.69%
Amerenenergy Generating, 7.00%, 4/15/2018	9,050,000	9,160,157
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,100,124
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	18,661,611
[c]Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,078,238
Illinois Power Co., 9.75%, 11/15/2018	5,000,000	6,277,080
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	12,814,232
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	19,962,720
Sempra Energy, 9.80%, 12/1/2019	7,750,000	9,925,805
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,337,404
Union Electric Co., 6.70%, 2/1/2019	2,500,000	2,821,526
[d]Ville De Montreal, 5.45%, 12/1/2019	10,000,000	9,912,857
Wisconsin Energy Corp., 6.25%, 5/15/2067	2,365,000	1,986,600

		212,116,536

TOTAL CORPORATE BONDS (cost $990,867,624)		1,147,511,573

CONVERTIBLE BONDS — 4.57%
COMMERCIAL & PROFESSIONAL SERVICES — 0.09%
COMMERCIAL SERVICES & SUPPLIES — 0.09%
Covanta Holding Corp., 1.00%, 2/1/2027	4,000,000	3,555,000

		3,555,000

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 1.53%
DIVERSIFIED FINANCIAL SERVICES — 1.53%
[b]KKR Financial Holdings LLC, 7.00%, 7/15/2012	$64,100,000	$57,449,625

		57,449,625

ENERGY — 0.23%
OIL, GAS & CONSUMABLE FUELS — 0.23%
Chesapeake Energy Corp., 2.25%, 12/15/2038	11,500,000	8,596,250

		8,596,250

REAL ESTATE — 1.65%
REAL ESTATE INVESTMENT TRUSTS — 1.65%
[c]Extra Space Storage, LP, 3.625%, 4/1/2027	10,000,000	8,837,500
[c]MPT Operating Partnership, L.P., 6.125%, 11/15/2011	18,750,000	17,437,500
Vornado Realty Trust, 2.85%, 4/1/2027	35,800,000	34,054,750
Washington REIT, 3.875%, 9/15/2026	1,470,000	1,418,550

		61,748,300

TELECOMMUNICATION SERVICES — 1.07%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.36%
Global Crossing Ltd., 5.00%, 5/15/2011	9,250,000	9,065,000
Level 3 Communications, Inc., 5.25%, 12/15/2011	5,000,000	4,450,000
WIRELESS TELECOMMUNICATION SERVICES — 0.71%
NII Holdings, 3.125%, 6/15/2012	23,500,000	20,533,125
SBA Communications Corp., 1.875%, 5/1/2013	6,500,000	6,004,375

		40,052,500

TOTAL CONVERTIBLE BONDS (Cost $144,434,310)		171,401,675

MUNICIPAL BONDS — 0.13%
Michigan TOB Settlement Finance Authority Series A, 7.309%, 6/1/2034	4,000,000	3,128,960
Victor New York, 9.20%, 5/1/2014	1,735,000	1,777,022

TOTAL MUNICIPAL BONDS (Cost $4,728,857)		4,905,982

U.S. GOVERNMENT AGENCIES — 0.48%
[c]Agribank FCB, 9.125%, 7/15/2019	6,750,000	7,300,220
Federal National Mtg Association Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	10,081,445	10,548,097

TOTAL U.S. GOVERNMENT AGENCIES (Cost $16,800,286)		17,848,317

FOREIGN BONDS — 0.64%
CONSUMER SERVICES — 0.04%
HOTELS, RESTAURANTS & LEISURE — 0.04%
[d]FUJI Food and Catering (HKD), 0%, 10/18/2010	17,500,000	1,798,896

		1,798,896

ENERGY — 0.17%
OIL, GAS & CONSUMABLE FUELS — 0.17%
[c,d]OAO Gazprom (RUB), 7.25%, 2/22/2010	195,000,000	6,370,915

		6,370,915

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Shares/ Principal Amount	Value
INSURANCE — 0.04%
INSURANCE — 0.04%
[d]ELM BV (AUD), 7.635%, 12/31/2049	$3,000,000	$1,763,824

		1,763,824

MEDIA — 0.01%
MEDIA — 0.01%
[a,d,e]Independent News & Media plc (EUR), 4.715%, 5/17/2009	600,000	263,403

		263,403

MISCELLANEOUS — 0.38%
MISCELLANEOUS — 0.38%
[d]Regional Muni of York (CAD), 5.00%, 4/29/2019	4,500,000	4,460,995
[d]Republic of Brazil (BRL), 12.50%, 1/5/2016	15,750,000	9,765,960

		14,226,955

TOTAL FOREIGN BONDS (cost $24,225,725)		24,423,993

OTHER SECURITIES — 0.99%
LOAN PARTICIPATIONS — 0.99%
Charter Communications, Inc., 6.25%, 3/6/2014	7,939,547	7,475,559
Crown Castle Operating Co., 1.783%, 3/6/2014	2,969,543	2,809,188
Mylan Laboratories, Inc., 3.875%, 10/2/2014	7,824,726	7,611,268
Mylan Laboratories, Inc., 3.563%, 10/2/2014	533,803	519,241
Mylan Laboratories, Inc., 3.563%, 10/2/2014	1,341,471	1,304,876
Texas Comp Electric Holdings, LLC, 3.754%, 10/10/2014	7,878,788	6,265,448
Texas Comp Electric Holdings, LLC, 3.754%, 10/10/2014	13,787,879	10,964,535
Texas Comp Electric Holdings, LLC, 3.761%, 10/31/2014	106,061	84,342
Texas Comp Electric Holdings, LLC, 3.761%, 10/10/2014	60,606	48,196

TOTAL OTHER SECURITIES (cost $34,742,592)		37,082,653

SHORT TERM INVESTMENTS — 1.78%
American Water Capital, 0.40%, 10/21/2009	7,776,000	7,774,272
Atlantic City Electric, 0.25%, 10/1/2009	25,100,000	25,100,000
California State, put 10/7/2009 (LOC: Bank of America) (weekly demand notes), 0.28%, 5/1/2040	2,500,000	2,500,000
Chicago GO, put 10/7/2009 (Insured: FSA/SPA: Dexia Credit Local) (weekly demand notes), 0.50%, 1/1/2040	4,600,000	4,600,000
Devon Energy Corp., 0.16%, 10/1/2009	10,000,000	10,000,000
New York City GO, put 10/1/2009 (Insured: FSA/SPA: Dexia Credit Local) (daily demand notes), 0.28%, 11/1/2026	3,200,000	3,200,000
New York City Municipal Water Finance, put 10/1/2009 (SPA:Landesbank) (daily demand notes) 0.29%, 6/15/2039	10,000,000	10,000,000
Precision Castparts Corp., 0.25%, 10/1/2009	3,600,000	3,600,000

TOTAL SHORT TERM INVESTMENTS (cost $66,774,272)		66,774,272

TOTAL INVESTMENTS — 99.62% (cost $3,541,887,612)		$3,736,337,189
OTHER ASSETS LESS LIABILITIES — 0.38%		14,157,813

NET ASSETS — 100.00%		$3,750,495,002

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

Footnote Legend

a	Non-income producing
b	Investment in Affiliates – Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2008	Gross Additions	Gross Reductions	Shares/Principal September 30, 2009	Market Value September 30, 2009		Investment Income
Algonquin Pwr. Inc. Fund Trust	3,710,900	—	—	3,710,900	$	*	$643,822
Invesco Mortgage Capital, Inc.	—	1,223,112	—	1,223,112		26,724,997	—
KKR Financial Holdings, LLC	7,400,000	100,000	3,025,143	4,474,857		*	—
KKR Financial Holdings, LLC, 7% 7/15/2012	$56,600,000	$7,500,000	—	$64,100,000		*	7,101,346
Reddy Ice Holdings, Inc.	1,257,412	—	1,257,412	—		—	—

Total non-controlled affiliated issuers – 0.71% of net assets.						$26,724,997	$7,745,168

*	Issuers not affiliated at September 30, 2009.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $430,335,980, representing 11.47% of the Fund’s net assets.
d	Yankee Bond – Denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CAD	Denominated in Canadian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euro Dollars
FCB	Farm Credit Bank
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Rubles
SBA	Small Business Administration
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Annual Report    25

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2009

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $3,517,438,737)	$3,709,612,192
Non-controlled affiliated issuers (cost $24,448,875)	26,724,997
Cash	3,430,308
Receivable for investments sold	2,044,787
Receivable for fund shares sold	20,460,841
Dividends receivable	12,218,834
Dividend and interest reclaim receivable	682,551
Interest receivable	27,904,331
Prepaid expenses and other assets	49,459

Total Assets	3,803,128,300

LIABILITIES
Payable for securities purchased	5,826,723
Payable for fund shares redeemed	4,167,545
Unrealized depreciation on forward currency contracts (Note 7)	35,441,895
Payable to investment advisor and other affiliates (Note 3)	3,705,376
Accounts payable and accrued expenses	1,098,104
Dividends payable	2,393,655

Total Liabilities	52,633,298

NET ASSETS	$3,750,495,002

NET ASSETS CONSIST OF:
Undistributed net investment income	$20,577,079
Net unrealized appreciation on investments	159,164,580
Accumulated net realized gain (loss)	(741,617,020)
Net capital paid in on shares of beneficial interest	4,312,370,363

$3,750,495,002

26    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,400,453,851 applicable to 80,572,790 shares of beneficial interest outstanding - Note 4)	$17.38
Maximum sales charge, 4.50% of offering price	0.82

Maximum offering price per share	$18.20

Class C Shares:
Net asset value and offering price per share * ($1,426,612,923 applicable to 82,048,735 shares of beneficial interest outstanding - Note 4)	$17.39

Class I Shares:
Net asset value, offering and redemption price per share ($908,125,608 applicable to 51,895,045 shares of beneficial interest outstanding - Note 4)	$17.50

Class R3 Shares:
Net asset value, offering and redemption price per share ($14,828,278 applicable to 853,158 shares of beneficial interest outstanding - Note 4)	$17.38

Class R4 Shares:
Net asset value, offering and redemption price per share ($47,747 applicable to 2,733 shares of beneficial interest outstanding - Note 4)	$17.47

Class R5 Shares:
Net asset value, offering and redemption price per share ($426,595 applicable to 24,382 shares of beneficial interest outstanding - Note 4)	$17.50

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    27

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $8,426,432)	$129,057,779
Non-controlled affiliated issuers (net of foreign taxes withheld of $113,616)	643,822
Interest income
Non-affiliated issuers (net of premium amortized of $533,402)	101,663,632
Non-controlled affiliated issuers	7,101,346

Total Income	238,466,579

EXPENSES:
Investment advisory fees (Note 3)	21,794,384
Administration fees (Note 3)
Class A Shares	1,357,200
Class C Shares	1,400,900
Class I Shares	320,462
Class R3 Shares	13,120
Class R4 Shares	296
Class R5 Shares	145
Distribution and service fees (Note 3)
Class A Shares	2,708,917
Class C Shares	11,191,027
Class R3 Shares	52,607
Class R4 Shares	592
Transfer agent fees
Class A Shares	1,210,315
Class C Shares	1,550,625
Class I Shares	678,350
Class R3 Shares	27,867
Class R4 Shares	2,727
Class R5 Shares	3,081
Registration and filing fees
Class A Shares	63,324
Class C Shares	38,502
Class I Shares	38,079
Class R3 Shares	16,976
Class R4 Shares	17,078
Class R5 Shares	21,126
Custodian fees (Note 3)	619,992
Professional fees	142,355
Accounting fees	152,915
Trustee fees	97,734
Other expenses	431,170

Total Expenses	43,951,866
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,067,053)
Fees paid indirectly (Note 3)	(83,732)

Net Expenses	41,801,081

Net Investment Income	$196,665,498

28    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(578,612,478)
Non-controlled affiliated issuers	(67,692,931)
Forward currency contracts (Note 7)	75,764,918
Foreign currency transactions	(564,023)

(571,104,514)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	722,924,829
Non-controlled affiliated issuers	2,276,122
Forward currency contracts (Note 7)	(78,731,348)
Foreign currency translations	455,952

646,925,555

Net Realized and Unrealized Gain	75,821,041

Net Increase in Net Assets Resulting From Operations	$272,486,539

See notes to financial statements.

Certified Annual Report    29

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$196,665,498	$201,925,832
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(571,104,514)	(186,719,560)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	646,925,555	(1,088,917,409)

Net Increase (Decrease) in Net Assets Resulting from Operations	272,486,539	(1,073,711,137)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(81,529,583)	(87,293,427)
Class C Shares	(77,646,832)	(69,974,272)
Class I Shares	(50,077,981)	(38,332,930)
Class R3 Shares	(760,087)	(528,541)
Class R4 Shares	(17,372)	(5,226)
Class R5 Shares	(22,654)	(10,324)
From realized gains
Class A Shares	—	(36,128,892)
Class C Shares	—	(32,902,777)
Class I Shares	—	(13,856,430)
Class R3 Shares	—	(182,203)
Class R5 Shares	—	(1,810)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(9,678,354)	262,958,781
Class C Shares	6,320,252	396,649,527
Class I Shares	116,899,650	372,408,738
Class R3 Shares	2,235,374	8,197,717
Class R4 Shares	(220,497)	294,327
Class R5 Shares	199,300	223,121

Net Increase (Decrease) in Net Assets	178,187,755	(312,195,758)

NET ASSETS:
Beginning of Year	3,572,307,247	3,884,503,005

End of Year	$3,750,495,002	$3,572,307,247

Undistributed net investment income	$20,577,079	$23,305,063

See notes to financial statements.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund's secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$2,069,066,448	$2,069,066,448	$—	$—
Preferred Stock	134,243,517	128,228,517	6,015,000	—
Exchange Traded Funds	45,333,750	45,333,750	—	—
Asset Backed Securities	17,745,009	—	17,745,009	—
Corporate Bonds	1,147,511,573	—	1,147,511,573	—
Convertible Bonds	171,401,675	—	171,401,675	—
Municipal Bonds	4,905,982	—	4,905,982	—
U.S. Government Agencies	17,848,317	—	17,848,317	—
Foreign Bonds	24,423,993	—	24,423,993	—
Other Securities	37,082,653	—	37,082,653	—
Short Term Investments	66,774,272	—	66,774,272	—

Total Investments in Securities	$3,736,337,189	$2,242,628,715	$1,493,708,474	$—
Other Financial Instruments**
Spot Currency	$13,001	$13,001	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(35,441,895)	$—	$(35,441,895)	$—
Spot Currency	$(4,182)	$(4,182)	$—	$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 14 for further detail.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and, therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $1,985,837 for Class C shares, $38,084 for Class R3 shares, $19,306 for Class R4 shares, and $23,826 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $365,659 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $254,256 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $83,732.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	23,619,565	$344,260,373	32,312,509	$694,658,919
Shares issued to shareholders in reinvestment of dividends	4,335,112	63,114,813	4,928,456	101,966,780
Shares repurchased	(30,011,243)	(417,076,271)	(27,276,934)	(533,691,076)
Redemption fees received**	—	22,731	—	24,158

Net Increase (Decrease)	(2,056,566)	$(9,678,354)	9,964,031	$262,958,781

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	20,018,794	$292,989,819	28,098,198	$605,445,590
Shares issued to shareholders in reinvestment of dividends	3,950,571	57,445,432	3,780,967	78,327,028
Shares repurchased	(24,910,649)	(344,138,583)	(14,602,336)	(287,145,318)
Redemption fees received**	—	23,584	—	22,227

Net Increase (Decrease)	(941,284)	$6,320,252	17,276,829	$396,649,527

Class I Shares
Shares sold	25,254,006	$372,821,670	28,502,232	$584,478,619
Shares issued to shareholders in reinvestment of dividends	2,665,325	39,209,566	1,872,549	38,475,342
Shares repurchased	(21,210,176)	(295,144,783)	(12,599,865)	(250,554,875)
Redemption fees received**	—	13,197	—	9,652

Net Increase (Decrease)	6,709,155	$116,899,650	17,774,916	$372,408,738

Class R3 Shares
Shares sold	421,734	$6,146,795	530,412	$11,253,161
Shares issued to shareholders in reinvestment of dividends	46,884	688,297	32,259	656,744
Shares repurchased	(318,696)	(4,599,932)	(182,609)	(3,712,337)
Redemption fees received**	—	214	—	149

Net Increase (Decrease)	149,922	$2,235,374	380,062	$8,197,717

Class R4 Shares*
Shares sold	2,542	$38,228	14,552	$289,196
Shares issued to shareholders in reinvestment of dividends	1,173	17,252	281	5,130
Shares repurchased	(15,815)	(275,982)	—	—
Redemption fees received**	—	5	—	1

Net Increase (Decrease)	(12,100)	$(220,497)	14,833	$294,327

Class R5 Shares
Shares sold	40,091	$600,510	22,563	$462,911
Shares issued to shareholders in reinvestment of dividends	1,391	20,773	342	6,456
Shares repurchased	(30,138)	(421,988)	(12,922)	(246,249)
Redemption fees received**	—	5	—	3

Net Increase (Decrease)	11,344	$199,300	9,983	$223,121

*	Effective date for Class R4 shares was was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase.

Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $2,154,682,303 and $1,813,426,320, respectively and purchase and sale transactions of long-term U.S. Government obligations of $6,750,000 and $2,015,000, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,533,571,978

Gross unrealized appreciation on a tax basis	$465,559,429
Gross unrealized depreciation on a tax basis	(262,794,218)

Net unrealized appreciation (depreciation) on investments (tax basis)	$202,765,211

Distributable earnings – ordinary income	$20,130,064

At September 30, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $4,298,828 and $493,528,843, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009, the Fund had tax basis capital losses which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capial loss carryfor-wards expire as follow:

2016	$4,262,779
2017	280,451,429

$284,714,208

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $3,333,383, and increased accumulated net realized investment loss by $3,333,383. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions and the recharacterization of income received from tender offers, partnership investments, and other return of capital distributions.

The tax character of distributions paid during the years ended September 30, 2009, and September 30, 2008, was as follows:

	2009	2008
Distributions from:
Ordinary income	$210,054,509	$240,357,528
Capital gains	—	38,859,304

Total distributions	$210,054,509	$279,216,832

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro Dollar	Sell	200,000,000	10/05/2009	$292,669,405	$—	$(27,899,405)
Great Britain Pound	Sell	15,500,000	10/05/2009	24,771,014		(1,919,364)
Swiss Franc	Sell	68,000,000	10/05/2009	65,619,596		(5,623,126)

Total				$383,060,015	$—	$(35,441,895)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2009

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(35,441,895)

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund's Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$75,764,918	$75,764,918

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$(78,731,348)	$(78,731,348)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

38    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	Year Ended September 30,
	2009	2008	2007	2006	2005
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$16.86	$23.35	$19.58	$17.93	$15.60

Income from investment operations:
Net investment income (loss)	1.01	1.04	0.93	0.78	0.73
Net realized and unrealized gain (loss) on investments	0.58	(6.04)	4.23	1.98	2.24
Total from investment operations	1.59	(5.00)	5.16	2.76	2.97

Less dividends from:
Net investment income	(1.07)	(1.02)	(0.88)	(0.77)	(0.64)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—
Total dividends	(1.07)	(1.49)	(1.39)	(1.11)	(0.64)

Change in net asset value	0.52	(6.49)	3.77	1.65	2.33

NET ASSET VALUE, end of year	$17.38	$16.86	$23.35	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	10.89	(22.48)	27.40	16.05	19.21
Ratios to average net assets:
Net investment income (loss) (%)	7.03	5.01	4.39	4.22	4.26
Expenses, after expense reductions (%)	1.30	1.25	1.30	1.38	1.47
Expenses, after expense reductions and net of custody credits (%)	1.30	1.25	1.30	1.38	1.47
Expenses, before expense reductions (%)	1.30	1.25	1.30	1.38	1.47

Portfolio turnover rate (%)	63.05	46.07	62.60	55.29	76.76

Net assets at end of year (thousands)	$1,400,454	$1,393,268	$1,697,061	$903,347	$515,915

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    39

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,
	2009	2008	2007	2006	2005
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$16.87	$23.37	$19.60	$17.95	$15.62

Income from investment operations:
Net investment income (loss)	0.92	0.90	0.81	0.70	0.66
Net realized and unrealized gain (loss) on investments	0.59	(6.04)	4.22	1.97	2.24
Total from investment operations	1.51	(5.14)	5.03	2.67	2.90

Less dividends from:
Net investment income	(0.99)	(0.89)	(0.75)	(0.68)	(0.57)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—
Total dividends	(0.99)	(1.36)	(1.26)	(1.02)	(0.57)

Change in net asset value	0.52	(6.50)	3.77	1.65	2.33

NET ASSET VALUE, end of year	$17.39	$16.87	$23.37	$19.60	$17.95

RATIOS/SUPPLEMENTAL DATA

Total return (%)	10.27	(23.02)	26.64	15.45	18.70
Ratios to average net assets:
Net investment income (loss) (%)	6.44	4.36	3.79	3.73	3.84
Expenses, after expense reductions (%)	1.90	1.90	1.90	1.90	1.90
Expenses, after expense reductions and net of custody credits (%)	1.90	1.90	1.89	1.90	1.89
Expenses, before expense reductions (%)	2.08	2.03	2.06	2.15	2.23

Portfolio turnover rate (%)	63.05	46.07	62.60	55.29	76.76

Net assets at end of year (thousands)	$1,426,613	$1,399,947	$1,535,532	$636,947	$337,489

+	Based on weighted average shares outstanding.

See notes to financial statements.

40    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,
	2009	2008	2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$16.97	$23.50	$19.71	$18.03	$15.64

Income from investment operations:
Net investment income (loss)	1.07	1.10	1.02	0.88	0.84
Net realized and unrealized gain (loss) on investments	0.59	(6.06)	4.24	1.98	2.22
Total from investment operations	1.66	(4.96)	5.26	2.86	3.06

Less dividends from:
Net investment income	(1.13)	(1.10)	(0.96)	(0.84)	(0.67)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—
Total dividends	(1.13)	(1.57)	(1.47)	(1.18)	(0.67)

Change in net asset value	0.53	(6.53)	3.79	1.68	2.39

NET ASSET VALUE, end of year	$17.50	$16.97	$23.50	$19.71	$18.03

RATIOS/SUPPLEMENTAL DATA

Total return (%)	11.29	(22.20)	27.80	16.53	19.73
Ratios to average net assets:
Net investment income (loss) (%)	7.39	5.34	4.74	4.68	4.86
Expenses, after expense reductions (%)	0.97	0.89	0.95	0.99	1.00
Expenses, after expense reductions and net of custody credits (%)	0.97	0.89	0.94	0.98	0.99
Expenses, before expense reductions (%)	0.97	0.89	0.95	1.02	1.09

Portfolio turnover rate (%)	63.05	46.07	62.60	55.29	76.76

Net assets at end of year (thousands)	$908,126	$766,772	$644,294	$308,859	$129,110

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    41

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,				Period Ended Sept. 30,
Class R3 Shares:	2009	2008	2007	2006	2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.85	$23.34	$19.58	$17.93	$16.98

Income from investment operations:
Net investment income (loss)	1.00	1.00	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments	0.58	(6.05)	4.24	1.92	0.79
Total from investment operations	1.58	(5.05)	5.10	2.74	1.29

Less dividends from:
Net investment income	(1.05)	(0.97)	(0.83)	(0.75)	(0.34)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—
Total dividends	(1.05)	(1.44)	(1.34)	(1.09)	(0.34)

Change in net asset value	0.53	(6.49)	3.76	1.65	0.95

NET ASSET VALUE, end of period	$17.38	$16.85	$23.34	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	10.74	(22.69)	27.10	15.91	7.67
Ratios to average net assets:
Net investment income (loss) (%)	6.93	4.89	4.00	4.36	4.27	(c)
Expenses, after expense reductions (%)	1.50	1.49	1.50	1.50	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50	1.49	1.50	1.50	1.49	(c)
Expenses, before expense reductions (%)	1.87	1.77	2.16	6.05	28.93	(c)(d)

Portfolio turnover rate (%)	63.05	46.07	62.60	55.29	76.76

Net assets at end of period (thousands)	$14,828	$11,848	$7,544	$1,301	$280

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

Class R4 Shares:	Year Ended Sept. 30, 2009		Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.94		$21.22

Income from investment operations:
Net investment income (loss)	1.01		0.66
Net realized and unrealized gain (loss) on investments	0.59		(4.39)
Total from investment operations	1.60		(3.73)

Less dividends from:
Net investment income	(1.07)		(0.55)

Change in net asset value	0.53		(4.28)

NET ASSET VALUE, end of period	$17.47		$16.94

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	10.83		(17.79)
Ratios to average net assets:
Net investment income (loss) (%)	7.02		5.28	(c)
Expenses, after expense reductions (%)	1.40		1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40		1.40	(c)
Expenses, before expense reductions (%)	9.54	(d)	16.97	(c)(d)

Portfolio turnover rate (%)	63.05		46.07

Net assets at end of period (thousands)	$48		$251

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    43

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

Class R5 Shares:	Year Ended September 30,		Period Ended Sept. 30, 2007(a)
	2009	2008
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.98	$23.51	$20.74

Income from investment operations:
Net investment income (loss)	1.04	1.11	0.46
Net realized and unrealized gain (loss) on investments	0.61	(6.09)	2.87
Total from investment operations	1.65	(4.98)	3.33

Less dividends from:
Net investment income	(1.13)	(1.08)	(0.56)
Net realized gains	—	(0.47)	—
Total dividends	(1.13)	(1.55)	(0.56)

Change in net asset value	0.52	(6.53)	2.77

NET ASSET VALUE, end of period	$17.50	$16.98	$23.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	11.19	(22.27)	16.19
Ratios to average net assets:
Net investment income (loss) (%)	7.14	5.48	3.17	(c)
Expenses, after expense reductions (%)	0.99	0.99	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.98	(c)
Expenses, before expense reductions (%)	9.20 (d)	11.77 (d)	278.77	(c)(d)

Portfolio turnover rate (%)	63.05	46.07	62.60

Net assets at end of period (thousands)	$427	$221	$72

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

Certified Annual Report    45

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,424.90	$7.77
Hypothetical*	$1,000.00	$1,018.66	$6.47
Class C Shares
Actual	$1,000.00	$1,421.60	$11.53
Hypothetical*	$1,000.00	$1,015.54	$9.60
Class I Shares
Actual	$1,000.00	$1,426.60	$5.96
Hypothetical*	$1,000.00	$1,020.16	$4.96
Class R3 Shares
Actual	$1,000.00	$1,423.40	$9.11
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$1,424.60	$8.45
Hypothetical*	$1,000.00	$1,018.10	$7.04
Class R5 Shares
Actual	$1,000.00	$1,427.50	$6.03
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; C: 1.90%; I: 0.98%; R3: 1.50%; R4: 1.39%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

46    Certified Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	5.92%	7.66%	10.86%
C Shares (Incep: 12/24/02)	9.27%	8.06%	11.05%
I Shares (Incep: 11/3/03)	11.29%	9.08%	9.74%
R3 Shares (Incep: 2/1/05)	10.74%	—	6.79%
R4 Shares (Incep: 2/1/08)	10.83%	—	-5.43%
R5 Shares (Incep: 2/1/07)	11.19%	—	0.17%
Blended Index (Since 12/24/02)	1.62%	4.21%	6.97%
S&P 500 Index (Since 12/24/02)	-6.91%	1.02%	4.60%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Annual Report    47

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

48    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    49

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

50    Certified Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg Investment Income Builder Fund designates 59.74% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

20.31% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2009 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

Certified Annual Report    51

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including dividend growth data, (iii) measures of the Fund’s investment returns over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to the Standard & Poor’s 500 Index, and relative to a blended performance benchmark comprised of two broad-based securities indices, (iv) cumulative return data of the Fund relative to the blended performance benchmark, and (v) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return had been lower than the return of the blended benchmark and the average return of the world allocation category (but higher than the S&P 500) in the most recent full calendar year. The Trustees also noted that the Fund’s investment returns had generally met or exceeded reasonable expectations over multi-year periods, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s returns had exceeded the returns of the blended benchmark and the index and the average returns of the category in each other calendar year since the Fund’s inception, and that the Fund’s performance fell within or near the top quartile of the category for the three-month, year-to-date, one-year, three-year and five-year periods ended with the second quarter of the current year. The Trustees noted the increasing levels of the Fund’s quarterly dividend payments since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and further noted the Fund’s higher historical cumulative return (net of expenses) relative to the blended benchmark and the index since the Fund’s inception. The Trustees further noted that the dividends paid by the S&P 500 had declined by more than 20% in 2009, creating a challenging environment.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity income mutual funds assembled by an independent mutual fund analyst firm, comparison of the Fund’s expenses to average expenses charged to a group of world allocation mutual funds assembled by a second independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was somewhat higher than the median and average expense ratios for the group of equity income mutual funds selected by the first analyst firm and slightly lower than the average expense ratio for the group of world allocation mutual funds selected by the second analyst firm, and that the management fee was somewhat higher than the median and average fee rates for the same group of equity income mutual funds, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management

52    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2009 (Unaudited)

clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    53

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

54    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
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Thornburg Global Opportunities Fund

Informational Brochure and
Annual Report – September 30, 2009
Includes All Share Classes

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Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.67%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Investment fads come and go, and the landscape is littered with funds which generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long-term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Yr	3 Yr	Since Incep
A Shares (Incep: 7/28/06)
Without sales charge	3.60%	4.16%	6.38%
With sales charge	-1.06%	2.56%	4.86%

MSCI AC World Index
(Since 7/28/06)	-0.11%	-3.24%	-1.94%

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 82% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 200 stocks (as of 9/30/09).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–50 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make sense over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/09

Top Contributors	Top Detractors
Fifth Third Bancorp Pfd	Swiss Reinsurance Co.
Crown Castle International Corp.	KKR Financial Holdings LLC
SVB Financial Group	Precision Drilling Trust
Huntington Bancshares, Inc. Pfd	Level 3 Communications, Inc.
Apollo Investment Corp.	Mercator Minerals
Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/09

Portfolio P/E Trailing 12-months*	13.3x
Portfolio Price to Cash Flow*	5.7x
Portfolio Price to Book Value*	1.7x
Median Market Cap*	$6.6 B
3-Year Beta (A Shares vs. MSCI AC World)*	1.18
Number of Companies	34

* Source: FactSet

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Thornburg Global Opportunities Fund

September 30, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

October 21, 2009

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six- and twelve- month periods ended September 30, 2009. In addition, we will comment on the overall investment landscape, which changed in important ways in 2008 and 2009.

In the six months ended September 30, 2009, Thornburg Global Opportunities Fund’s net asset value per Class A share increased 60.93% from $8.14 to $13.10. The Fund also paid dividends of 31.5 cents per Class A share to give a total return for the period of 65.19%. The dividends per share were higher for Class I and R5 shares, and lower for the Class C, R3, and R4 shares, to account for varying class-specific expenses. For the fiscal year ended September 30, 2009, the Fund’s net asset value per share decreased by 28 cents or 2.09%. Total return for the Class A shares for the fiscal year was 3.60%, taking into account income dividends paid of 59.8 cents per share, reinvested in Fund shares.

For the fiscal year ended September 30, 2009, Thornburg Global Opportunities Fund outperformed the MSCI All Country (AC) World Index by 3.71%. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 8.32%.

We do not expect to pay any capital gains distributions for 2009. At September 30, 2009, the Fund had realized capital losses of $251 million, which may be utilized to offset future capital gains.

In assessing the performance of your Fund, it is constructive to consider the performance in United States dollars of the sector components of the MSCI AC World Index over the year ended September 30, 2009, because this is our global performance benchmark:

1.	Five sectors (information technology, materials, telecommunications, consumer discretionary, and consumer staples) showed positive total returns, with a range of 9.98% (information technology) to 1.25% (consumer staples).

2.	Five sectors (health care, industrials, utilities, energy, and financials) showed negative total returns, with a range of negative 0.46% (health care) to negative 6.1% (financials).

Compared to the index weightings, Global Opportunities Fund had a relatively large portfolio allocation in telecommunications industry firms. These investments delivered well-above-average returns. Millicom Cellular, Crown Castle International, and various bond and hybrid securities issued by Level 3 Communications were each among the leading contributors to portfolio performance for the year. We continue to have a large weighting in cash-generative telecommunication service providers, though the extent of the overweighting has been reduced.

Global Opportunities Fund also maintained a large investment allocation to the financial sector during the year. While this allocation hurt the performance of the portfolio during the October to March period, the rebound since March has been significant, with market prices of five portfolio investments at least doubling. Your Fund’s average return from this sector was greater than 12% for the fiscal year as a whole – well above the negative 6.1% performance of the comparable equities in the finance sector of the MSCI AC World Index. Our investment choices in the financial sector ended up being the largest driver of outperformance vis-à-vis the benchmark for the year ended September 30, 2009. Among the

Certified Annual Report    7

Letter to Shareholders,

Continued

best contributing investments to portfolio performance from this sector were Swiss Re Capital 6.85% notes; convertible preferred stocks from Fifth Third Bancorp and Huntington Bancshares; business development company Apollo Investment Corporation; insurer Hartford Financial Services Group; and specialized bank holding company SVB Financial Group. Two of the Fund’s financial sector investments, KKR Financial Holdings and Swiss Reinsurance (stock) were among the poorest performers for the year.

Your portfolio had outperformance, relative to the MSCI AC World Index sector, from its modest investments in consumer staples businesses, led by Walgreen’s. Your Fund’s investments in the materials (Eastern Platinum and Mercator Minerals), energy (Precision Drilling Trust and Canadian Natural Resources), consumer discretionary (Comcast), and health care (Eclipsys) sectors detracted from its performance on an absolute basis, and relative to the MSCI AC World Index. Your Fund had relatively few investments in materials, the second best performing sector of the MSCI AC World Index. In the best performing sector of the MSCI AC World Index, information technology, your Fund’s investments, led by Google, were generally positive and almost kept pace with the performance of stocks in the index.

Expectations for GDP and corporate earnings were reduced in most markets around the world between October 1, 2008 and September 30, 2009, with particularly harsh reassessments made between October and March. That period included the first months following the failures of Lehman Brothers and AIG, two long established financial giants that failed in the early autumn of 2008. Soon thereafter, significant portions of the investment portfolios of each of these, and many other financial entities, began to be liquidated by lenders or their managements into nervous markets with few buyers. Many other investors who were NOT forced to sell became caught up in the drama, and elected to join the selling frenzy, further pressuring prices. The semi-frozen condition of the global financial markets rippled through the real economy, and virtually every sector in every geography suffered slower business conditions and lower share prices. All ten major sectors of the MSCI AC World Index delivered average share price declines during those six months, ranging from negative 17.9% (telecommunication services) to negative 46.6% (financials):

	MSCI ACWI Index Sector Total Return 9/30/08 – 3/31/09	Sector Weight
Sector:
Financials	-46.6%	18%
Energy	-28.2%	12%
Health Care	-19.6%	11%
Information Technology	-23.0%	11%
Consumer Staples	-22.9%	11%
Industrials	-34.7%	10%
Consumer Discretionary	-28.3%	9%
Materials	-29.5%	7%
Telecommunication Services	-17.9%	6%
Utilities	-24.7%	5%

We made changes to your Fund over the course of the fiscal year based upon our perceptions of how evolving circumstances would impact various businesses, and which price changes had created the best relative values. Overall, these sales and purchases were positive, although we would like to have second chances on several decisions taken last winter.

At September 30, 2009, domestic stocks comprised approximately 42% of your portfolio; foreign stocks around 43%; and interest bearing debt the remaining 15%. The average price/earnings multiple of the 34 stocks in your portfolio was 13.3x on a trailing basis and 12x on an estimated forward basis, using estimates provided by FactSet. For comparative reference,

8    Certified Annual Report

both the trailing and forward price/earnings multiples of the MSCI AC World Index were approximately 15x, again using estimates provided by FactSet. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page ten of this report.

We have stated many times that an investment in Thornburg Global Opportunities Fund should be considered a long-term investment, and should be evaluated over longer periods. That said, it appears that the financial market volatility of the last year, which was reflected in share price fluctuations of the Fund, was unnerving to some shareholders. Owners of approximately 15 million shares of Thornburg Global Opportunities Fund sold their shares at an average price of approximately $9.05 per share between October 1, 2008, and March 31, 2009. We have no idea how these investors redeployed the funds redeemed from Global Opportunities Fund. The fact that the Fund achieved a price of $13.10 per Class A share on September 30, 2009, and paid dividends totaling 59.8 cents over the course of the fiscal year, sets a relatively high bar for the opportunity cost of having sold the Fund shares, thus far.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. In retrospect, we underestimated the downward pressure that liquidation sales by leveraged investors would exert on financial asset prices around the world during the first half of the fiscal year, but we are pleased that our efforts during that troubled period have recovered significant value for the Fund. As October 2009 draws to a close, a global recession appears to be giving way to modest positive economic growth in the coming year. In more cases than not, earnings expectations are being revised upward. We believe that your portfolio businesses carry low enough valuations to set the stage for future price appreciation, if they come through the current economic challenges, with their competitive positions intact or improved.

Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg. com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2009

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/09

Banks	18.8%	Software & Services	5.2%
Telecommunication Services	18.1%	Technology Hardware & Equipment	5.0%
Insurance	16.7%	Food & Staples Retailing	2.4%
Pharmaceuticals, Biotechnology & Life Sciences	8.5%	Commercial & Professional Services	1.5%
Diversified Financials	7.5%	Materials	1.1%
Capital Goods	5.5%	Health Care Equipment & Services	1.0%
Energy	5.3%	Other Assets & Cash Equivalents	3.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/09 (percent of equity holdings)

United States	49.8%	Austria	2.9%
Switzerland	10.1%	Spain	2.3%
Bermuda	7.1%	Ireland	2.1%
United Kingdom	6.6%	Luxembourg	2.1%
Israel	4.9%	Russia	2.0%
China	4.5%	Hong Kong	1.3%
Italy	3.2%	Greece	1.1%

TOP TEN HOLDINGS

As of 9/30/09

Swiss Re Capital I, LP	7.7%	Teva Pharmaceutical Industries Ltd. ADR	4.2%
Global Crossing Ltd.	6.0%	Willis Group Holdings Ltd.	4.2%
Dell, Inc.	5.0%	SVB Financial Group	4.1%
Fifth Third Bancorp Pfd	4.5%	Apollo Investment Corp.	4.0%
Liechtensteinische Landesbank AG	4.2%	Hartford Financial Services Group, Inc.	3.9%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

	Shares/ Principal Amount	Value

COMMON STOCK — 77.97%

BANKS — 11.94%
COMMERCIAL BANKS — 11.94%
China Merchants Bank Co., Ltd.	1,414,200	$3,153,189
Erste Group Bank AG	151,300	6,761,700
Liechtensteinische Landesbank AG	171,078	11,498,198
[a] SVB Financial Group	256,100	11,081,447

		32,494,534

CAPITAL GOODS — 5.50%
AEROSPACE & DEFENSE — 3.69%
[a] Spirit Aerosystems Holdings, Inc.	555,400	10,030,524
TRADING COMPANIES & DISTRIBUTORS — 1.81%
Babcock & Brown Air Ltd. ADR	514,313	4,937,405

		14,967,929

COMMERCIAL & PROFESSIONAL SERVICES — 1.48%
PROFESSIONAL SERVICES — 1.48%
[a] Huron Consulting Group, Inc.	155,500	4,016,565

		4,016,565

DIVERSIFIED FINANCIALS — 7.47%
CAPITAL MARKETS — 7.47%
Apollo Investment Corp.	1,143,800	10,923,290
Prospect Capital Corp.	878,216	9,405,693

		20,328,983

ENERGY — 5.32%
OIL, GAS & CONSUMABLE FUELS — 5.32%
Capital Product Partners LP	265,411	2,433,819
Eni S.p.A.	298,200	7,453,211
OAO Gazprom ADR	197,581	4,593,758

		14,480,788

FOOD & STAPLES RETAILING — 2.41%
FOOD & STAPLES RETAILING — 2.41%
Walgreen Co.	175,000	6,557,250

		6,557,250

HEALTH CARE EQUIPMENT & SERVICES — 1.01%
HEALTH CARE TECHNOLOGY — 1.01%	142,045	2,741,469

[a] Eclipsys Corp.		2,741,469

INSURANCE — 8.06%
INSURANCE — 8.06%
Hartford Financial Services Group, Inc.	401,700	10,645,050
Willis Group Holdings Ltd.	400,200	11,293,644

		21,938,694

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

	Shares/ Principal Amount	Value

MATERIALS — 1.11%
CONSTRUCTION MATERIALS — 1.11%
[a,d] China Resources Cement	6,000,000	$3,019,607

		3,019,607

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.53%
LIFE SCIENCES TOOLS & SERVICES — 2.46%
Bachem Holding AG	98,911	6,690,786
PHARMACEUTICALS — 6.07%
Roche Holding AG	31,900	5,156,084
Teva Pharmaceutical Industries Ltd. ADR	224,930	11,372,461

		23,219,331

SOFTWARE & SERVICES — 5.24%
INFORMATION TECHNOLOGY SERVICES — 1.43%
[a] Amdocs Ltd.	144,500	3,884,160
INTERNET SOFTWARE & SERVICES — 1.86%
[a] Google, Inc.	10,200	5,057,670
SOFTWARE — 1.95%
Microsoft Corp.	205,500	5,320,395

		14,262,225

TECHNOLOGY HARDWARE & EQUIPMENT — 4.98%
COMPUTERS & PERIPHERALS — 4.98%
[a] Dell, Inc.	888,800	13,563,088

		13,563,088

TELECOMMUNICATION SERVICES — 14.92%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.94%
[a] Global Crossing Ltd.	1,143,407	16,350,720
Telefonica SA	190,700	5,261,689
WIRELESS TELECOMMUNICATION SERVICES — 6.98%
China Mobile Ltd.	735,500	7,165,147
[a] Crown Castle International Corp.	220,000	6,899,200
Millicom International Cellular S.A.	67,600	4,917,224

		40,593,980

TOTAL COMMON STOCK (Cost $193,362,751)		212,184,443

PREFERRED STOCK — 6.84%

BANKS — 6.84%

COMMERCIAL BANKS — 6.84%
Fifth Third Bancorp Pfd, 8.50%	101,600	12,158,471
Huntington Bancshares, Inc. Pfd, 8.50%	7,405	6,442,350

		18,600,821

TOTAL PREFERRED STOCK (Cost $4,910,219)		18,600,821

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

	Shares/ Principal Amount	Value

CORPORATE BONDS — 11.84%
INSURANCE — 8.63%
INSURANCE — 8.63%
[b,c] Swiss Re Capital I, LP, 6.854%, 5/29/2049	$28,000,000	$21,000,000
[b] ZFS Finance (USA) Trust IV, 5.875%, 5/9/2062	3,066,000	2,486,955

		23,486,955

TELECOMMUNICATION SERVICES — 3.21%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.21%
Level 3 Communications, Inc., 3.50%, 6/15/2012	11,000,000	8,745,000

		8,745,000

TOTAL CORPORATE BONDS (Cost $19,928,891)		32,231,955

SHORT TERM INVESTMENTS — 4.23%
Devon Energy Corp., 0.20%, 10/1/2009	6,500,000	6,500,000
Precision Castparts Corp., 0.20%, 10/1/2009	5,000,000	5,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $11,500,000)		11,500,000

TOTAL INVESTMENTS — 100.88% (Cost $229,701,861)		$274,517,219

LIABILITIES NET OF OTHER ASSETS — (0.88)%		(2,391,920)

NET ASSETS — 100.00%		$272,125,299

Footnote Legend

a	Non-income producing
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the aggregate value of these securities in the Fund’s portfolio was $23,486,955, representing 8.63% of the Fund’s net assets.
c	Yankee Bond – Denominated in U.S. dollars and is publicly issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2009

ASSETS
Investments at value (cost $229,701,861) (Note 2)	$274,517,219
Cash	543,485
Receivable for investments sold	710,588
Receivable for fund shares sold	1,168,769
Dividends receivable	809,121
Dividend and interest reclaim receivable	93,861
Interest receivable	856,103
Prepaid expenses and other assets	34,028

Total Assets	278,733,174

LIABILITIES
Payable for securities purchased	4,302,693
Payable for fund shares redeemed	283,020
Unrealized depreciation on forward currency contracts (Note 7)	1,544,091
Payable to investment advisor and other affiliates (Note 3)	271,791
Accounts payable and accrued expenses	201,840
Dividends payable	4,440

Total Liabilities	6,607,875

NET ASSETS	$272,125,299

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(538,533)
Net unrealized appreciation on investments	43,282,911
Accumulated net realized gain (loss)	(253,719,727)
Net capital paid in on shares of beneficial interest	483,100,648

$272,125,299

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($82,308,588 applicable to 6,282,489 shares of beneficial interest outstanding - Note 4)	$13.10

Maximum sales charge, 4.50% of offering price	0.62

Maximum offering price per share	$13.72

Class C Shares:
Net asset value and offering price per share * ($81,333,674 applicable to 6,274,056 shares of beneficial interest outstanding - Note 4)	$12.96

Class I Shares:
Net asset value, offering and redemption price per share ($107,132,089 applicable to 8,157,223 shares of beneficial interest outstanding - Note 4)	$13.13

Class R3 Shares:
Net asset value, offering and redemption price per share ($20,280 applicable to 1,551 shares of beneficial interest outstanding - Note 4)	$13.08

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,244,328 applicable to 95,435 shares of beneficial interest outstanding - Note 4)	$13.04

Class R5 Shares:
Net asset value, offering and redemption price per share ($86,340 applicable to 6,567 shares of beneficial interest outstanding - Note 4)	$13.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $432,279)	$6,827,563
Interest income	4,187,095

Total Income	11,014,658

EXPENSES:
Investment advisory fees (Note 3)	2,096,842
Administration fees (Note 3)
Class A Shares	97,385
Class C Shares	83,975
Class I Shares	47,193
Class R3 Shares	21
Class R4 Shares	176
Class R5 Shares	3
Distribution and service fees (Note 3)
Class A Shares	193,762
Class C Shares	670,679
Class R3 Shares	85
Class R4 Shares	344
Transfer agent fees
Class A Shares	132,382
Class C Shares	151,559
Class I Shares	268,865
Class R3 Shares	2,546
Class R4 Shares	1,904
Class R5 Shares	2,225
Registration and filing fees
Class A Shares	24,755
Class C Shares	21,960
Class I Shares	25,213
Class R3 Shares	17,030
Class R4 Shares	17,162
Class R5 Shares	17,098
Custodian fees (Note 3)	105,440
Professional fees	63,389
Accounting fees	12,864
Trustee fees	7,305
Other expenses	42,601

Total Expenses	4,104,763
Less:
Expenses reimbursed by investment advisor (Note 3)	(381,000)
Investment advisory fees waived by investment advisor (Note 3)	(39,002)
Fees paid indirectly (Note 3)	(9,585)

Net Expenses	3,675,176

Net Investment Income	$7,339,482

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(220,036,526)
Forward currency contracts (Note 7)	6,132,489
Foreign currency transactions	21,400

(213,882,637)

Net change in unrealized appreciation (depreciation) on:
Investments	174,841,975
Forward currency contracts (Note 7)	(4,704,759)
Foreign currency translations	46,881

170,184,097

Net Realized and Unrealized Loss	(43,698,540)

Net Decrease in Net Assets Resulting From Operations	$(36,359,058)

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Global Opportunities Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$7,339,482	$10,150,566
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(213,882,637)	(36,760,899)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	170,184,097	(183,908,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,359,058)	(210,518,905)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,810,423)	(2,015,112)
Class C Shares	(3,391,652)	(334,642)
Class I Shares	(6,293,149)	(2,715,611)
Class R3 Shares	(1,185)	(441)
Class R4 Shares	(17,979)	(22)
Class R5 Shares	(1,340)	(27)
From realized gains
Class A Shares	—	(8,262,772)
Class C Shares	—	(3,642,010)
Class I Shares	—	(5,983,950)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(50,588,757)	(5,314,571)
Class C Shares	(12,146,667)	47,611,421
Class I Shares	(31,514,614)	128,935,073
Class R3 Shares	(5,789)	46,867
Class R4 Shares	1,132,663	3,327
Class R5 Shares	77,340	3,227

Net Decrease in Net Assets	(143,920,610)	(62,188,148)

NET ASSETS:
Beginning of Year	416,045,909	478,234,057

End of Year	$272,125,299	$416,045,909

Undistributed net investment income	$—	$5,841,965

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Global Opportunities Fund	September 30, 2009

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of fifteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2009
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$212,184,443	$209,164,836	$3,019,607	$—
Preferred Stock	18,600,821	18,600,821	—	—
Corporate Bonds	32,231,955	—	32,231,955	—
Short Term Investments	11,500,000	—	11,500,000	—

Total Investments in Securities	$274,517,219	$227,765,657	$46,751,562	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,544,091)	$—	$(1,544,091)	$—

*	See Summary of Industry Exposure and Schedule of Investments beginning on page 10 for further detail.
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign issuers. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2009, the Advisor voluntarily waived investment advisory fees of $39,002. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2009, the Advisor voluntarily or contractually agreed to reimburse certain class specific expenses, administrative fees, and distribution fees of $5,011 for Class A shares, $14,232 for Class C shares, $304,052 for Class I shares, $19,589 for Class R3 shares, $18,800 for Class R4 shares, and $19,316 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2009, the Distributor has advised the Fund that it earned commissions aggregating $14,308 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $22,474 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2009, fees paid indirectly were $9,585.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,316,626	$31,636,505	7,801,931	$146,068,191
Shares issued to shareholders in reinvestment of dividends	427,591	4,308,199	487,847	9,037,357
Shares repurchased	(9,418,047)	(86,535,753)	(9,414,853)	(160,449,772)
Redemption fees received**	—	2,292	—	29,653

Net Increase (Decrease)	(5,673,830)	$(50,588,757)	(1,125,075)	$(5,314,571)

Class C Shares
Shares sold	1,742,187	$17,178,589	4,215,177	$78,470,996
Shares issued to shareholders in reinvestment of dividends	270,067	2,759,411	170,775	3,149,277
Shares repurchased	(3,446,600)	(32,086,524)	(2,077,837)	(34,024,836)
Redemption fees received**	—	1,857	—	15,984

Net Increase (Decrease)	(1,434,346)	$(12,146,667)	2,308,115	$47,611,421

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	2,831,034	$30,394,273	11,051,219	$214,187,269
Shares issued to shareholders in reinvestment of dividends	548,896	5,653,896	389,918	7,203,956
Shares repurchased	(6,680,462)	(67,565,461)	(5,362,705)	(92,479,984)
Redemption fees received**	—	2,678	—	23,832

Net Increase (Decrease)	(3,300,532)	$(31,514,614)	6,078,432	$128,935,073

Class R3 Shares*
Shares sold	1,290	$13,314	3,492	$60,788
Shares issued to shareholders in reinvestment of dividends	120	1,185	27	441
Shares repurchased	(2,484)	(20,289)	(894)	(14,366)
Redemption fees received**	—	1	—	4

Net Increase (Decrease)	(1,074)	$(5,789)	2,625	$46,867

Class R4 Shares*
Shares sold	93,846	$1,114,683	187	$3,304
Shares issued to shareholders in reinvestment of dividends	1,401	17,979	1	23
Shares repurchased	—	—	—	—
Redemption fees received**	—	1	—	—

Net Increase (Decrease)	95,247	$1,132,663	188	$3,327

Class R5 Shares*
Shares sold	6,281	$76,001	179	$3,200
Shares issued to shareholders in reinvestment of dividends	106	1,339	1	27
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	6,387	$77,340	180	$3,227

*	Effective date of these classes of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $247,371,238 and $334,985,458, respectively.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

NOTE 6 – INCOME TAXES

At September 30, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$234,284,970

Gross unrealized appreciation on a tax basis	$56,419,655
Gross unrealized depreciation on a tax basis	(16,187,406)

Net unrealized appreciation (depreciation) on investments (tax basis)	$40,232,249

Distributable earnings – ordinary income	$1,248,362

At September 30, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2008 of $1,464,149 and $182,214,191, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2010.

At September 30, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such loss carryforwards expire as follows:

2016	$88,134
2017	68,696,690

$68,784,824

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment loss by $776,227, and increased undistributed net investment income by $776,227. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains and recharacterization of income from certain investments.

The tax character of distributions paid during the year ended September 30, 2009 was as follows:

	2009	2008
Distributions from:
Ordinary income	$14,515,728	$21,195,150
Capital gains	—	1,759,437

Total distributions	$14,515,728	$22,954,587

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. The new requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2009, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009

The Fund entered into forward currency contracts during the year ended September 30, 2009 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The following table displays the outstanding forward currency contracts, at September 30, 2009:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2009

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro Dollar	Sell	6,320,000	02/22/2010	$9,245,814	$—	$(345,042)
Swiss Franc	Sell	14,500,000	10/05/2009	13,992,414	—	(1,199,049)

Total				$23,238,228	$—	$(1,544,091)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2009 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2009

	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,544,091)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2009 is disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative

Financial Instruments Recognized in Income for the

Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$6,132,489	$6,132,489

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2009

	Total	Forward Currency Contracts
Foreign exchange contracts	$(4,704,759)	$(4,704,759)

OTHER NOTE

Fund management believes no events have occurred between September 30, 2009 and November 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

Class A Shares:	Year Ended September 30,				Period Ended September 30,
	2009	2008	2007		2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.38	$20.06	$12.86		$11.94

Income from investment operations:
Net investment income (loss)	0.29	0.30	0.07		0.01
Net realized and unrealized gain (loss) on investments	0.03	(6.30)	7.29		0.91
Total from investment operations	0.32	(6.00)	7.36		0.92

Less dividends from:
Net investment income	(0.60)	(0.14)	(0.00	)(b)	—
Net realized gains	—	(0.54)	(0.16)		—
Total dividends	(0.60)	(0.68)	(0.16)		—

Change in net asset value	(0.28)	(6.68)	7.20		0.92

NET ASSET VALUE, end of period	$13.10	$13.38	$20.06		$12.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(c)	3.60	(30.85)	57.75		7.71
Ratios to average net assets:
Net investment income (loss) (%)	2.96	1.68	0.41		0.34	(d)
Expenses, after expense reductions (%)	1.53	1.50	1.51		1.70	(d)
Expenses, after expense reductions and net of custody credits (%)	1.52	1.49	1.50		1.63	(d)
Expenses, before expense reductions (%)	1.55	1.50	1.55		6.12	(d)(e)

Portfolio turnover rate (%)	103.02	83.70	91.02		6.08

Net assets at end of period (thousands)	$82,309	$159,996	$262,475		$8,477

(a)	Fund commenced operations on July 28, 2006.
(b)	Dividends from net investment income per share were less than $(0.01).
(c)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

Class C Shares:	Year Ended September 30,			Period Ended September 30,
	2009	2008	2007	2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.22	$19.87	$12.84	$11.94

Income from investment operations:
Net investment income (loss)	0.23	0.17	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.01	(6.24)	7.25	0.91
Total from investment operations	0.24	(6.07)	7.19	0.90

Less dividends from:
Net investment income	(0.50)	(0.04)	—	—
Net realized gains	—	(0.54)	(0.16)	—
Total dividends	(0.50)	(0.58)	(0.16)	—

Change in net asset value	(0.26)	(6.65)	7.03	0.90

NET ASSET VALUE, end of period	$12.96	$13.22	$19.87	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.79	(31.38)	56.48	7.54
Ratios to average net assets:
Net investment income (loss) (%)	2.36	0.97	(0.34)	(0.40	)(c)
Expenses, after expense reductions (%)	2.31	2.25	2.28	2.41	(c)
Expenses, after expense reductions and net of custody credits (%)	2.31	2.24	2.28	2.35	(c)
Expenses, before expense reductions (%)	2.35	2.25	2.33	9.01	(c)(d)

Portfolio turnover rate (%)	103.02	83.70	91.02	6.08

Net assets at end of period (thousands)	$81,334	$101,908	$107,298	$3,505

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

Class I Shares:	Year Ended September 30,			Period Ended September 30,
	2009	2008	2007	2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.45	$20.16	$12.87	$11.94

Income from investment operations:
Net investment income (loss)	0.37	0.40	0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.01)	(6.34)	7.29	0.91
Total from investment operations	0.36	(5.94)	7.46	0.93

Less dividends from:
Net investment income	(0.68)	(0.23)	(0.01)	—
Net realized gains	—	(0.54)	(0.16)	—
Total dividends	(0.68)	(0.77)	(0.17)	—

Change in net asset value	(0.32)	(6.71)	7.29	0.93

NET ASSET VALUE, end of period	$13.13	$13.45	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	4.16	(30.49)	58.51	7.79
Ratios to average net assets:
Net investment income (loss) (%)	3.65	2.25	0.97	0.90	(c)
Expenses, after expense reductions (%)	0.99	0.99	1.00	1.04	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.33	1.10	1.20	2.98	(c)

Portfolio turnover rate (%)	103.02	83.70	91.02	6.08

Net assets at end of period (thousands)	$107,132	$154,102	$108,461	$12,968

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

Class R3 Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.37	$17.91

Income from investment operations:
Net investment income (loss)	0.26	0.29
Net realized and unrealized gain (loss) on investments	0.05	(4.70)
Total from investment operations	0.31	(4.41)

Less dividends from:
Net investment income	(0.60)	(0.13)

Change in net asset value	(0.29)	(4.54)

NET ASSET VALUE, end of period	$13.08	$13.37

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.61	(24.78)
Ratios to average net assets:
Net investment income (loss) (%)	2.57	2.61	(c)
Expenses, after expense reductions (%)	1.50	1.49	(c)
Expenses, after expense reductions and net of custody credits (%)	1.49	1.49	(c)
Expenses, before expense reductions (%)	116.95 (d)	67.47	(c)(d)

Portfolio turnover rate (%)	103.02	83.70

Net assets at end of period (thousands)	$20	$35

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

Class R4 Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.38	$17.91

Income from investment operations:
Net investment income (loss)	0.40	0.28
Net realized and unrealized gain (loss) on investments	(0.08)	(4.69)
Total from investment operations	0.32	(4.41)

Less dividends from:
Net investment income	(0.66)	(0.12)

Change in net asset value	(0.34)	(4.53)

NET ASSET VALUE, end of period	$13.04	$13.38

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.73	(24.74)
Ratios to average net assets:
Net investment income (loss) (%)	3.19	2.48	(c)
Expenses, after expense reductions (%)	1.40	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	1.40	(c)
Expenses, before expense reductions (%)	14.73 (d)	864.00	(c)(d)

Portfolio turnover rate (%)	103.02	83.70

Net assets at end of period (thousands)	$1,244	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

Class R5 Shares:	Year Ended Sept. 30, 2009	Period Ended Sept. 30 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.46	$17.98

Income from investment operations:
Net investment income (loss)	0.53	0.33
Net realized and unrealized gain (loss) on investments	(0.15)	(4.70)
Total from investment operations	0.38	(4.37)

Less dividends from:
Net investment income	(0.69)	(0.15)

Change in net asset value	(0.31)	(4.52)

NET ASSET VALUE, end of period	$13.15	$13.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	4.25	(24.47)
Ratios to average net assets:
Net investment income (loss) (%)	4.36	2.97	(c)
Expenses, after expense reductions (%)	0.97	0.92	(c)
Expenses, after expense reductions and net of custody credits (%)	0.97	0.92	(c)
Expenses, before expense reductions (%)	239.11 (d)	850.59	(c)(d)

Portfolio turnover rate (%)	103.02	83.70

Net assets at end of period (thousands)	$86	$2

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2009

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2009, and held until September 30, 2009.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period† 4/1/09–9/30/09
Class A Shares
Actual	$1,000.00	$1,651.90	$9.41
Hypothetical*	$1,000.00	$1,017.97	$7.16
Class C Shares
Actual	$1,000.00	$1,644.30	$14.95
Hypothetical*	$1,000.00	$1,013.76	$11.39
Class I Shares
Actual	$1,000.00	$1,655.10	$6.59
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$1,650.00	$9.91
Hypothetical*	$1,000.00	$1,017.59	$7.55
Class R4 Shares
Actual	$1,000.00	$1,650.30	$9.27
Hypothetical*	$1,000.00	$1,018.07	$7.06
Class R5 Shares
Actual	$1,000.00	$1,655.80	$6.54
Hypothetical*	$1,000.00	$1,020.14	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.26%; I: 0.99%; R3: 1.49%; R4: 1.39%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2009 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 7/28/06)	-1.06%	4.86%
C Shares (Incep: 7/28/06)	1.81%	5.55%
I Shares (Incep: 7/28/06)	4.16%	6.93%
R3 Shares (Incep: 2/1/08)	3.61%	-13.92%
R4 Shares (Incep: 2/1/08)	3.73%	-13.83%
R5 Shares (Incep: 2/1/08)	4.25%	-13.39%
MSCI AC World Index (Since 7/28/06)	-0.11%	-1.94%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 63 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, to 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO to 2007 and Chairman to 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director to 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	Director of TMST, Inc. (real estate investment trust)

Brian J. McMahon, 53 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 64 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of TMST, Inc. (real estate investment trust)

David D. Chase, 68 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 63 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, to 2009, Partner of Akin, Gump, Strauss, Hauer & Feld. LLP (law firm) in Washington, D.C. and Beijing, China.	Director of TMST, Inc. (real estate investment trust)

Susan H. Dubin, 60 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 55 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 50 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 46 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 70 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 42 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 39 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 38 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 46 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 39 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 43 Vice President since 2003	Managing Director since 2007, Fund Accounting Director, and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 35 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 51 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 39 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 38 Vice President since 2006	Vice President, Managing Director, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 38 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 30 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 35 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 33 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 53 Vice President since 2008	Co-Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 34 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 49 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP (private equity fund) to 2007.	Not applicable

Jack Gardner, 55 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

Laura Hillstrom, 42 Vice President since 2009	Chief Administrative Officer since 2009 and Managing Director of Thornburg Investment Management, Inc.; Director of Information Systems of Thornburg Investment Management, Inc. until 2009.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of fifteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fifteen Funds of the Trust. Each Trustee oversees the fifteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fifteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2009, the Thornburg Global Opportunities Fund designates 54.33% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

14.20% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2009 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 14, 2009.

Throughout the year the independent Trustees meet with various personnel of the Advisor and receive information from the Advisor. In addition, and in anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2009 to plan the Trustees’ evaluation of the Advisor’s performance and to specify certain information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently provided that information, reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose. The independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance since its inception relative to a “world stock” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, and (iv) a comparative measure of estimated portfolio earnings per share growth. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to the challenges presented by those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, tax efficiency, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment returns were significantly higher in 2007, and somewhat lower in 2008, than the returns of the broad based securities index and the average returns of the category of world stock equity mutual funds selected by an independent mutual fund analyst firm. The Trustees also noted that the Fund’s investment returns had generally met reasonable expectations over the periods since the Fund’s inception, given the investment objectives of the Fund. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns fell within the bottom half of the category for the one-year period ended with the second quarter of the current year but fell within the top quartile of the category for the three-month and year-to-date periods. The Trustees further noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark Morgan Stanley Capital International All Country World Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of global flexible portfolio mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged to the Fund was slightly higher than the median and comparable to the average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, that the overall expense ratio was somewhat higher than the median and average expense ratios for the same fund group, but that the differences observed were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees noted that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2009 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees were cognizant of the general reduction in advisory firms’ revenues due to declines in assets under management, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted no impairment of the Advisor’s resources or service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 22, 2009

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Item 2.	Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4.	Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2008 and September 30, 2009 for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2008	Year Ended September 30, 2009
Thornburg Investment Trust	$480,000	$353,000

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2008	Year Ended September 30, 2009
Thornburg Investment Trust	$19,380	$18,500

The audit-related fees billed to the Trust in the years ended September 30, 2008 and September 30, 2009 related to preparation for and attendance at audit committee meetings as well as travel and out of pocket expenses.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2008 and September 30, 2009 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2008	Year Ended September 30, 2009
Thornburg Investment Trust	$182,535	$168,730

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2008 and September 30, 2009 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2008	Year Ended September 30, 2009
Thornburg Investment Trust	$-0-	$-0-

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds, except that PWC has provided to the investment advisor, Thornburg Investment Management, Inc. (i) attestation of its investment performance presentations, and (ii) PWC performed an audit of Thornburg International Equity Fund (QP), LLC, a private equity fund as to which the advisor is the manager. Neither the attestation of the advisor’s presentations nor the audit of the private equity fund related directly to the Trust’s operations or financial reporting. The fees billed by PWC for these services were $91,555 for the fiscal year ended September 30, 2008. There was no attestation work performed by PWC for the fiscal year ended September 30, 2009. The Audit Committee has considered whether PWC’s performance of the described services for the investment advisor is compatible with maintaining PWC’s independence.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2009, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, and Strategic Municipal Income Fund.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date: November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date: November 23, 2009

By:	/s/ GEORGE T. STRICKLAND
George T. Strickland
Treasurer and principal financial officer

Date: November 23, 2009